UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

August 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 18, 2013

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2013.

The tables on pages 21-32 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2013, compared to their respective benchmarks. Additional performance can be found on pages 33-36. Each Portfolio’s benchmark is as follows:

U.S. Value Portfolio: Russell 1000 Value Index; U.S. Large Cap Growth Portfolio: Russell 1000 Growth Index; International Value Portfolio: Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S.; International Growth Portfolio: MSCI ACWI ex-U.S.; Short Duration Bond Portfolio: Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index; Global Core Bond Portfolio: Barclays Global Aggregate Bond Index (U.S. dollar hedged); Bond Inflation Protection Portfolio: Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio: Barclays U.S. High Yield 2% Issuer Capped Index; Small-Mid Cap Value Portfolio: Russell 2500 Value Index; Small-Mid Cap Growth Portfolio: Russell 2500 Growth Index; Multi-Asset Real Return Portfolio: MSCI All Country (“AC”) World Commodity Producers Index; Volatility Management Portfolio: MSCI ACWI.

Market Review

Global economic growth, while mixed, continued to be on track and investors’

risk appetites remained healthy during the annual reporting period. As such, global developed equities posted strong returns, while global bonds and emerging market equities retreated. Fixed-income markets underperformed equity markets as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program. Emerging market equities declined due to the slowdown in economic growth in several bellwether countries such as China and Brazil, falling commodity prices and concerns about global liquidity.

While equity markets initially reacted negatively to the Fed’s announcement, the Growth, Value and Fixed-Income Teams (the “Teams”) believe that a gradual end to quantitative easing means that the U.S. economy is getting healthier, which should support earnings growth and stocks. In Europe, even though the recovery is likely to be slow, recent data suggests the odds have shifted firmly against another rate cut from the European Central Bank. That said, in the Teams’ view, any tightening of monetary policy is still a long way off—with inflation likely to remain low, the Teams expect interest rates to be on hold until the end of 2014 at the earliest. In Japan, attention is focused on the government’s and central bank’s ability to meet expectations in the next phase of Prime Minister Shinzo Abe’s program. The Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively-priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, during the six- and 12-month periods ended August 31, 2013.

Security selection in the consumer cyclicals, financials and transportation sectors drove the outperformance for the 12-month period, while security selection in the energy and consumer growth sectors had a negative impact. Sector selection added to returns, owing to an underweight in the utilities sector and overweights in the consumer cyclicals and consumer growth sectors.

Broad-based security selection was the main source of outperformance in the six-month period, particularly in the financials, consumer cyclicals and consumer growth sectors. Sector selection

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

was also positive, owing to an overweight in the consumer cyclicals sector and underweight in utilities. Negative stock selection in the energy and housing sectors offset some of these gains during this period.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio’s Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies and normally invests in approximately 50-70 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended August 31, 2013. Stock selection in the technology and financials sectors contributed the most to returns for the 12-month period, while stock selection in the energy sector detracted. An underweight to the health care sector contributed to returns, while an overweight to the technology sector detracted.

For the six-month period, stock selection in the financials and consumer discretionary sectors contributed to returns, while detracting in the health care sector. For both

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

periods, the Portfolio’s cash holdings in a rising market environment detracted from returns.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The

Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S, during the six- and 12-month periods ended August 31, 2013.

Security selection was the main source of outperformance for the 12-month period, particularly in the capital equipment, financials and medical sectors, although negative security selection in the technology sector offset some of the gains. Sector selection was neutral, as a positive overweight in the capital equipment sector was counter-balanced by a negative overweight in the energy sector. Implicit currency selection was negative for the period.

For the six-month period, security selection drove the outperformance, particularly in the capital equipment, financials and medical sectors. Sector selection was also positive, due to an overweight in the capital equipment sector and underweights in the consumer staples and construction and housing sectors. Security selection in the technology and industrial commodities sectors, as well an underweight in the consumer cyclicals sector, had a negative impact on returns. Implicit currency selection was positive for the period.

The Portfolio utilized derivatives including futures for investment purposes, which had an immaterial impact on performance during the six- and 12-month periods, and currencies for hedging and investment purposes, which had an immaterial impact during the six- month period and added to returns for the 12-month period.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio will tend to emphasize investments in larger-capitalization companies.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the MSCI ACWI ex-U.S, for the 12-month period ended August 31, 2013, while it outperformed for the six-month period.

Security selection drove the deficit for the 12-month period, while sector allocation and net currency exposure were both positive. Stock selection in the industrials, financials and consumer discretionary sectors undercut relative performance. Overweight exposure to the consumer discretionary sector, as well as underweight exposure to both the materials and energy sectors, mitigated some of the losses.

For the six-month period, sector allocation was responsible for most of the premium, though net currency exposure also contributed. Security selection was negative. Underweight and overweight exposure to the materials and consumer discretionary sectors, respectively, boosted relative performance, as did stock selection in the technology sector. Stock selection in the industrials and financials sectors offset some of the gains.

During the six- and 12-month periods, the Portfolio utilized derivatives in the form of currencies for hedging and investment purposes, which detracted from returns. During the 12-month period, purchased options used for hedging purposes detracted, while written options, also used for hedging purposes, had an immaterial impact on performance.

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest-rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment grade-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investor Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s (“S&P”) or Fitch. The Portfolio may invest in variable, floating and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The

Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio underperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended August 31, 2013.

During the 12-month period, exposure to non-Treasury holdings contributed positively, as fixed-income markets were supported by historically low yields and improving fundamentals early in the period. Exposure to investment-grade corporates, commercial mortgage-backed securities (“CMBS”), asset-backed securities and non-agency mortgages all contributed positively.

For the six-month period, non-Treasury holdings were mixed, as fixed-income markets fell into negative territory beginning in May in response to signals by the Fed that they would soon begin to temper their aggressive bond-buying program. Spreads widened in the Fed-induced selloff; as a result, CMBS exposure detracted, and gains in other non-Treasury sectors were neutralized by negative returns in the final months of the period.

During the six- and 12-month periods, the Portfolio utilized derivatives including Treasury futures in order to manage duration and yield curve positioning. For both periods, an overweight in the five-year area of the yield curve, where yields rose most, detracted. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure. Cross currency swaps were

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

utilized for hedging purposes, which had an immaterial impact during both periods.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio underperformed its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended August 31, 2013.

For the 12-month period, country and security selection were the primary detractors, while sector allocation and yield curve positioning contributed positively. Within the Portfolio’s country positioning, an underweight to the euro area and Japan, as well as an overweight in the U.S., detracted. Security selection was hurt by an underweight to peripheral Europe, which began to see some signs of recovery from the recent sovereign debt crisis. Agency mortgage security selection, specifically an underweight to medium- and high-coupon mortgages that held up better than lower-coupon mortgages as rates climbed, also detracted. Conversely, security selection within investment-grade corporate holdings, particularly an overweight to the financials sector, contributed positively. Within sector allocation, an overweight to investment-grade corporates and an underweight to U.S. Treasuries and agency mortgages added to returns.

Some of the primary detractors during the six-month period were similar to the 12-month period. Country allocation

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

was negatively impacted by underweights to the euro area and Japan, and an overweight to the U.S. An underweight to peripheral Europe also detracted. The positive contribution to performance by spread (non-Treasury) sectors was somewhat neutralized, as fixed-income markets fell into negative territory beginning in May in response to signals by the Fed that they would soon begin to temper their aggressive bond-buying program. Spreads widened in the Fed-induced selloff.

During the six- and 12-month periods, the Portfolio utilized derivatives including Treasury futures in order to manage duration and yield curve positioning; yield curve positioning was a modest positive for the 12-month period and had no impact for the six-month period. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed-income securities. While the Portfolio invests principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment-grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the 12-month period ended August 31, 2013, and underperformed for the six-month period.

During the 12-month period, absolute returns on TIPS fell into negative territory as bond investors focused on potential reductions to the Fed’s Quantitative Easing purchases, resulting in TIPS yields increasing across the curve. Exposure to investment grade corporates, high yield corporates and CMBS contributed positively relative to the benchmark on strong returns

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

earlier in the year. Specific security selection of TIPS holdings across the 1- to 10-year maturity spectrum was also a modest positive.

For the six-month period, the positive contribution to performance by spread (non-Treasury) sectors was somewhat neutralized, as fixed-income markets fell into negative territory beginning in May in response to signals by the Fed that they would soon begin to temper their aggressive bond-buying program. Spreads widened in the Fed-induced selloff. However, exposure to both investment grade and high yield corporates did help, though the positive impact of both was comparatively more muted.

Overall currency positioning contributed positively for the six- and 12-month periods, helped primarily by a short position in the Japanese yen. Currency forwards were utilized for both establishing currency positions and for hedging purposes. Treasury futures and interest rate swaps were utilized during both periods to manage duration and yield curve positioning. As interest rates rose, the Portfolio’s longer-duration positioning and overweight to the intermediate part of the curve was the primary detractor for both periods. Credit default swaps were utilized for investment purposes, which had a positive impact on performance during both periods. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment-grade debt securities, known as “junk bonds.” The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended August 31, 2013.

For the 12-month period, security selection in the financials, consumer cyclical and consumer non-cyclical sectors, as well as the technology and services sectors were the primary drivers of the outperformance. Within the Portfolio’s industry allocation, an

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

overweight to insurance and underweight to natural gas also contributed positively. Holdings outside of the high yield space were mixed, however; an allocation to asset-backed securities, CMBS and non-agency mortgages contributed positively, while exposure to U.S. Treasuries and agency securities detracted.

For the six-month period, security selection again was the primary positive contributor, specifically in the consumer cyclical, services and technology sectors. Allocations to asset-backed securities, CMBS and non-agency mortgages were again modest positives, while exposure to U.S. Treasuries, agencies and sovereign securities detracted.

During the six- and 12-month periods, the Portfolio utilized derivatives including futures and interest rate swaps to manage the interest rate risk in the Portfolio; currency options and credit default swaps for hedging and investment purposes, which contributed positively for both periods; written options for hedging and investment purposes and dividend swaps for investment purposes, which had an immaterial impact; and total return swaps for hedging and investment purposes, which added to returns for the six-month period and had an immaterial impact for the 12-month period. The Portfolio also utilized leverage through reverse repurchase agreements.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, gen-

erally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended August 31, 2013.

Positive stock selection in the financials, technology and energy sectors were the most significant contributors during the 12-month period. Holdings in the industrial resources sector, an underweight in consumer growth and an overweight in the housing sectors partially offset the positive performance.

During the six-month period, holdings in the financials, consumer cyclicals and energy sectors were the significant drivers of the outperformance. Holdings in the industrial resources sector, as well as an underweight in the consumer growth and an overweight in the housing sectors tempered returns.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the 12-month period ended August 31, 2013, while it outperformed for the six-month period.

For the 12-month period, the largest detractors from performance were holdings in the technology, consumer/commercial services and health care sectors. Favorable stock selection in the industrials, financials and energy sectors contributed positively to the relative underperformance. At the end of the 12-month period, the largest overweight was in the technology sector, while the largest underweight was in the financials sector.

During the six-month period, stock selection in the consumer/commercial services, financials and health care sectors contributed most to performance. Stock selection in the technology and industrials sectors detracted and offset relative outperformance.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

Investment Results

The Portfolio underperformed its benchmark, the MSCI AC World Commodity Producers Index, during the six- and 12-month periods ended August 31, 2013.

The underperformance in the 12-month period was driven primarily by the Portfolio’s strategic exposure to commodity futures, which were down by more than the benchmark in the period. “Bottom-up” active management added return in natural resource equities and real estate equities. “Top-down” collateral management detracted from returns for commodity futures.

For the six-month period, the underperformance was driven primarily by the Portfolio’s strategic exposure to global real estate, which fell by more than the benchmark in the period. “Bottom-up” active management added to returns in natural resource equities, commodity futures and real estate equities. “Top-down” collateral management detracted from returns for commodity futures.

The Portfolio utilized derivatives in the form of interest rate swaps for investment purposes, which had an immaterial impact on performance for the six-month period and added for the 12-month period; inflation swaps for investment purposes, which had an immaterial impact during both periods; total return swaps for investment purposes, which detracted from returns during both periods; futures and currencies for hedging and investment purposes, which added to returns for both periods; and purchased and written options for hedging purposes, which detracted for both periods.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate investments trusts (“REITs”) and other real estate-related securities, currencies and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio underperformed its benchmark, the MSCI ACWI, for the 12-month period ended August 31, 2013, while it outperformed for the six-month period.

The beginning of the 12-month period was a time of great uncertainty: at the end of the summer of 2012, fears of a bank crisis in Europe and the possible breakup of the euro were prevalent, and towards the end of the year concerns moved to the U.S. due to the Presidential election and the looming “fiscal cliff”. Ultimately, the period turned out to be good for stock markets as perceived tail risks fell, the Fed engaged in additional accommodation to support growth and other economies, notably Japan, also embarked on easy money policies. While the Portfolio was fully allocated

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

to equities in the latter six months of the period (as discussed in the paragraph below), during the first six months the level of uncertainty in overall market conditions led the Dynamic Asset Allocation team (the “Team”) to a lower equity weight than the benchmark, which detracted from returns in the early part of the 12-month period. The Team chose to allocate to cash instead of bonds, since they judged that a bond’s ability to hedge equity risk was limited due to exceptionally low yields—providing little room for interest rates to fall and capping their diversification potential. Over the 12-month period, the Portfolio’s real estate security holdings produced positive returns but underperformed the benchmark.

For the six-month period, outperformance was mostly driven by a decision to remain close to fully allocated to equities over the period, which was marked by strong returns in stocks. However, within the asset class, there was a wide dispersion in returns across major geographic regions and sectors. The Portfolio’s relative overweight to U.S. stocks contributed; a small overweight in emerging market equities detracted, as did diversification into real estate securities. Choosing not to own fixed-income assets, during a time when interest rates rose sharply, contributed to returns.

During the six- and 12-month periods, derivatives were utilized for hedging and investment purposes, including currency forwards, which detracted from performance, and futures and total return swaps, which added to performance. During the 12-month period, purchased options were utilized for hedging and investment purposes, which detracted from performance, as well as written options for hedging and investment purposes, which added to performance.

The Portfolio’s long-term objective is to reduce overall volatility and the effects of adverse equity market conditions, by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the primary benchmark and will seek to diversify across asset classes which are not represented in the benchmark including fixed-income securities and real estate. During both periods, the Portfolio met the objective of reducing overall Fund volatility.

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged Barclays U.S. High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization weighted) is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolios’ net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolios to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio*	12.41%	28.67%

Russell 1000 Value Index	8.79%	23.10%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2013 by 0.08%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	10.08%	18.92%

Russell 1000 Growth Index	9.59%	16.43%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	3.04%	19.15%

MSCI ACWI ex-U.S.	-0.07%	12.98%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	0.61%	10.53%

MSCI ACWI ex-U.S.	-0.07%	12.98%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio*	-0.19%	0.14%

BofA ML 1-3 Year U.S. Treasury Index	-0.02%	0.15%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the 12-month period ended August 31, 2013 by 0.02%.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio*	-2.33%	-0.94%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-1.21%	0.12%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the 12-month period ended August 31, 2013 by 0.01%.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Core Bond Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	-5.93%	-3.70%

Barclays 1-10 Year TIPS Index	-5.50%	-4.67%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Protection Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	1.74%	9.24%

Barclays U.S. High Yield 2% Issuer Capped Index	0.84%	7.56%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	10.33%	29.94%

Russell 2500 Value Index	7.48%	24.86%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	13.82%	25.85%

Russell 2500 Growth Index	13.31%	26.89%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2013 by 0.10% and 0.14%, respectively.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio	-4.51%	-1.69%

MSCI AC World Commodity Producers Index	-4.15%	-0.57%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Multi-Asset Real Return Portfolio (from 5/20/05* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	4.31%	12.40%

MSCI ACWI	4.04%	15.48%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 4/16/10* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Volatility Management Portfolio (from 4/16/10* to 8/31/13) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	28.67%
5 Years	6.12%
Since Inception*	4.40%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	18.92%
5 Years	6.73%
Since Inception*	6.16%

AllianceBernstein International Value Portfolio
1 Year	19.15%
5 Years	-2.60%
Since Inception*	2.35%

AllianceBernstein International Growth Portfolio
1 Year	10.53%
5 Years	-3.44%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	0.14%
5 Years	2.61%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.94%
5 Years	6.60%
Since Inception*	5.50%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.70%
5 Years	4.17%
Since Inception*	4.88%

AllianceBernstein High-Yield Portfolio
1 Year	9.24%
5 Years	12.88%
Since Inception*	9.09%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.94%
5 Years	10.20%
Since Inception*	8.92%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	25.85%
5 Years	13.88%
Since Inception*	12.90%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.69%
5 Years	0.90%
Since Inception*	3.73%

AllianceBernstein Volatility Management Portfolio
1 Year	12.40%
Since Inception**	6.77%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/2005.

**	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	27.97%
5 Years	8.92%
Since Inception*	4.71%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	22.14%
5 Years	10.76%
Since Inception*	6.82%

AllianceBernstein International Value Portfolio
1 Year	23.56%
5 Years	2.07%
Since Inception*	3.17%

AllianceBernstein International Growth Portfolio
1 Year	15.15%
5 Years	1.49%
Since Inception*	2.15%

AllianceBernstein Short Duration Bond Portfolio
1 Year	0.11%
5 Years	2.91%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.74%
5 Years	7.41%
Since Inception*	5.54%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.42%
5 Years	5.07%
Since Inception*	5.00%

AllianceBernstein High-Yield Portfolio
1 Year	9.04%
5 Years	15.26%
Since Inception*	9.17%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	34.47%
5 Years	13.34%
Since Inception*	9.51%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.92%
5 Years	18.97%
Since Inception*	13.68%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.92%
5 Years	2.69%
Since Inception*	3.98%

AllianceBernstein Volatility Management Portfolio
1 Year	17.10%
Since Inception**	8.15%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/2005.

**	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,124.10	$0.11	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$1,100.80	$0.11	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
International Value
Actual	$1,000	$1,030.40	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
International Growth
Actual	$1,000	$1,006.10	$0.25	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
Short Duration Bond
Actual	$1,000	$998.10	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$976.70	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Bond Inflation Protection
Actual	$1,000	$940.70	$0.54	0.11%
Hypothetical**	$1,000	$1,024.65	$0.56	0.11%
High-Yield
Actual	$1,000	$1,017.40	$0.51	0.10%
Hypothetical**	$1,000	$1,024.70	$0.51	0.10%
Small-Mid Cap Value
Actual	$1,000	$1,103.30	$0.32	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
Small-Mid Cap Growth
Actual	$1,000	$1,138.20	$0.32	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
Multi-Asset Real Return***
Actual	$1,000	$954.90	$0.30	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
Volatility Management
Actual	$1,000	$1,043.10	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Expense Example

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,112.9

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,123.1

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $947.1

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Belgium, Brazil, Denmark, India, Israel, Mexico, Poland, Portugal, South Africa, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $940.7

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Belgium, Cyprus, Finland, Indonesia, Luxembourg, Portugal, Sri Lanka and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $935.8

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,041.5

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	All data are as of August 31, 2013. The Portfolio’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Brazil, China, India, Indonesia, Ireland, Israel, Italy, Kazakhstan, Malaysia, Mexico, New Zealand, Peru, Poland, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Switzerland, Turkey and United Arab Emirates.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $753.5

Total Investments ($mil): $1,105.6

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	97.0%
Non-U.S.	—
Non-Inflation Exposure	3.0%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	19.6%
Asset-Backed Securities	11.6%
Commercial Mortgage-Backed Securities	10.8%
Corporates – Non-Investment Grades	1.8%
Mortgage Pass-Throughs	1.4%
Local Governments – Municipal Bonds	1.3%
Quasi-Sovereigns	1.2%
Governments – Sovereign Bonds	0.3%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.1%

*	All data are as of August 31, 2013. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $753.5

Total Investments ($mil): $1,105.6

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	66.1%
Corporates – Investment Grades	13.0%
Asset-Backed Securities	7.9%
Commercial Mortgage-Backed Securities	7.3%
Corporates – Non-Investment Grades	1.2%
Mortgage Pass-Throughs	1.0%
Local Governments – Municipal Bonds	0.9%
Quasi-Sovereigns	0.8%
Governments – Sovereign Bonds	0.2%
Emerging Markets – Corporate Bonds	0.2%
Preferred Stocks	0.1%
Short-Term	1.3%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $366.6

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Options Purchased – Calls, Options Purchased – Puts and Warrants.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $312.0

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $316.7

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $724.2

*	All data are as of August 31, 2013. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio’s also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, Ukraine and United Arab Emirates.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $724.2

*	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio’s also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,590.0

TEN LARGEST HOLDINGS**

August 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares MSCI Emerging Markets ETF	$65,639,542	4.1%
Apple, Inc.	14,981,658	1.0
Exxon Mobil Corp.	12,760,486	0.8
Microsoft Corp.	8,226,420	0.5
Johnson & Johnson	7,889,233	0.5
General Electric Co.	7,860,658	0.5
Chevron Corp.	7,647,305	0.5
Google, Inc. – Class A	7,410,375	0.5
Procter & Gamble Co. (The)	6,955,577	0.4
Berkshire Hathaway, Inc.	6,628,712	0.4
	$145,999,966	9.2%

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 29.8%
Capital Markets – 1.6%
E*Trade Financial Corp.(a)	247,200	$3,470,688
Goldman Sachs Group, Inc. (The)	65,000	9,888,450
State Street Corp.	70,800	4,723,776

		18,082,914

Commercial Banks – 6.0%
CIT Group, Inc.(a)	374,800	17,941,676
Fifth Third Bancorp	116,500	2,130,785
KeyCorp	182,300	2,127,441
Regions Financial Corp.	151,100	1,420,340
SunTrust Banks, Inc.	84,800	2,715,296
US Bancorp/MN	158,000	5,708,540
Wells Fargo & Co.	834,900	34,297,692

		66,341,770

Consumer Finance – 3.3%
Capital One Financial Corp.	337,700	21,798,535
Discover Financial Services	310,300	14,661,675

		36,460,210

Diversified Financial Services – 6.8%
Bank of America Corp.	2,229,100	31,474,892
Citigroup, Inc.	631,300	30,510,729
JPMorgan Chase & Co.	281,600	14,229,248

		76,214,869

Insurance – 12.1%
American Financial Group, Inc./OH	137,826	7,102,174
American International Group, Inc.(a)	456,400	21,204,344
Aon PLC	137,300	9,113,974
Berkshire Hathaway, Inc.(a)	81,600	9,075,552
Chubb Corp. (The)	177,200	14,737,724
Everest Re Group Ltd.	80,600	11,038,170
Fidelity National Financial, Inc. – Class A	325,000	7,705,750
Genworth Financial, Inc. – Class A(a)	720,500	8,501,900
Lincoln National Corp.	233,100	9,799,524
PartnerRe Ltd.	135,600	11,817,540
Reinsurance Group of America, Inc. – Class A	130,900	8,483,629
Torchmark Corp.	42,900	2,955,381
Travelers Cos., Inc. (The)	74,500	5,952,550
XL Group PLC	227,600	6,727,856

		134,216,068

		331,315,831

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.2%
Energy Equipment & Services – 1.9%
Diamond Offshore Drilling, Inc.	12,502	$800,503
Halliburton Co.	232,900	11,179,200
Helix Energy Solutions Group, Inc.(a)	233,900	5,854,517
Nabors Industries Ltd.	252,200	3,883,880

		21,718,100

Oil, Gas & Consumable Fuels – 12.3%
Chevron Corp.	268,500	32,335,455
Exxon Mobil Corp.	525,300	45,785,148
HollyFrontier Corp.	30,100	1,338,848
Marathon Petroleum Corp.	204,200	14,806,542
Occidental Petroleum Corp.	165,000	14,554,650
Phillips 66	86,400	4,933,440
Royal Dutch Shell PLC (ADR)	127,300	8,222,307
Valero Energy Corp.	407,100	14,464,263

		136,440,653

		158,158,753

Health Care – 13.5%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	67,900	5,102,685

Health Care Equipment & Supplies – 1.6%
Medtronic, Inc.	345,600	17,884,800

Health Care Providers & Services – 3.6%
Aetna, Inc.	195,700	12,405,423
Health Net, Inc./CA(a)	194,000	5,854,920
WellPoint, Inc.	258,900	22,042,746

		40,303,089

Pharmaceuticals – 7.8%
Johnson & Johnson	249,300	21,542,013
Merck & Co., Inc.	282,200	13,345,238
Pfizer, Inc.	1,506,000	42,484,260
Roche Holding AG (Sponsored ADR)	145,000	9,027,700

		86,399,211

		149,689,785

Consumer Discretionary – 11.7%
Auto Components – 1.4%
Lear Corp.	54,300	3,733,125
Magna International, Inc. (New York) – Class A(b)	58,100	4,484,739
TRW Automotive Holdings Corp.(a)	99,100	6,844,837

		15,062,701

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.2%
Ford Motor Co.	847,100	$13,714,549

Household Durables – 1.0%
PulteGroup, Inc.	729,600	11,228,544

Media – 4.1%
Gannett Co., Inc.	370,500	8,925,345
Liberty Global PLC(a)	58,895	4,574,963
Liberty Global PLC – Series C(a)	106,200	7,808,886
Regal Entertainment Group – Class A	169,200	3,026,988
Time Warner, Inc.	134,000	8,111,020
Twenty-First Century Fox, Inc.	69,600	2,180,568
Viacom, Inc. – Class B	144,300	11,480,508

		46,108,278

Multiline Retail – 1.0%
Macy’s, Inc.	240,700	10,694,301

Specialty Retail – 3.0%
Abercrombie & Fitch Co. – Class A	182,500	6,444,075
GameStop Corp. – Class A	133,600	6,708,056
Staples, Inc.	96,200	1,338,142
TJX Cos., Inc.	354,400	18,683,968

		33,174,241

		129,982,614

Information Technology – 8.4%
Communications Equipment – 2.0%
Cisco Systems, Inc.	559,700	13,046,607
Harris Corp.	160,100	9,066,463

		22,113,070

Computers & Peripherals – 2.9%
Apple, Inc.	24,600	11,981,430
Hewlett-Packard Co.	920,700	20,568,438

		32,549,868

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(a)	32,000	1,485,440

Office Electronics – 0.2%
Xerox Corp.	200,255	1,998,545

Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.	596,000	8,945,960
Micron Technology, Inc.(a)	406,000	5,509,420

		14,455,380

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.9%
CA, Inc.	47,600	$1,392,300
Electronic Arts, Inc.(a)	330,300	8,799,192
Symantec Corp.	418,000	10,704,980

		20,896,472

		93,498,775

Industrials – 6.0%
Aerospace & Defense – 0.4%
Northrop Grumman Corp.	47,900	4,419,733

Airlines – 0.9%
Delta Air Lines, Inc.	506,400	9,991,272

Industrial Conglomerates – 3.1%
General Electric Co.	1,492,700	34,541,078

Machinery – 1.6%
Illinois Tool Works, Inc.	184,400	13,179,068
Parker Hannifin Corp.	14,000	1,399,300
Timken Co.	63,300	3,548,598

		18,126,966

		67,079,049

Materials – 4.2%
Chemicals – 3.2%
Axiall Corp.	181,000	7,245,430
Huntsman Corp.	533,300	9,332,750
LyondellBasell Industries NV	276,100	19,368,415

		35,946,595

Containers & Packaging – 1.0%
Rock Tenn Co.	101,000	11,222,110

		47,168,705

Consumer Staples – 3.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	43,900	1,641,860

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	55,100	3,198,555
Kroger Co. (The)	464,600	17,004,360

		20,202,915

Household Products – 0.9%
Procter & Gamble Co. (The)	127,900	9,962,131

Tobacco – 0.7%
Philip Morris International, Inc.	97,600	8,143,744

		39,950,650

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 3.4%
Electric Utilities – 2.2%
Edison International	283,200	$12,996,048
NV Energy, Inc.	484,500	11,361,525

		24,357,573

Gas Utilities – 0.8%
Atmos Energy Corp.	223,400	9,014,190

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,899,108
Sempra Energy	36,800	3,106,656

		5,005,764

		38,377,527

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	712,000	24,086,960

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC (Sponsored ADR)	407,800	13,192,330

		37,279,290

Total Common Stocks (cost $889,835,262)		1,092,500,979

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(c) (cost $28,913,456)	28,913,456	28,913,456

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $918,748,718)		1,121,414,435

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,618,950)	4,618,950	4,618,950

Total Investments – 101.2% (cost $923,367,668)		1,126,033,385
Other assets less liabilities – (1.2)%		(13,141,737)

Net Assets – 100.0%		$1,112,891,648

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 29.6%
Communications Equipment – 0.8%
QUALCOMM, Inc.	137,000	$9,080,360

Computers & Peripherals – 5.1%
Apple, Inc.	96,300	46,902,915
EMC Corp./MA	390,750	10,073,535

		56,976,450

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	106,320	8,055,866

Internet Software & Services – 10.7%
eBay, Inc.(a)	534,633	26,726,304
Facebook, Inc. – Class A(a)	774,090	31,954,435
Google, Inc. – Class A(a)	53,255	45,101,660
LinkedIn Corp. – Class A(a)	69,010	16,565,160

		120,347,559

IT Services – 7.2%
Cognizant Technology Solutions Corp. – Class A(a)	689,760	50,559,408
Visa, Inc. – Class A	175,050	30,532,221

		81,091,629

Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	485,550	8,040,708

Software – 4.4%
ANSYS, Inc.(a)	250,920	21,072,262
Citrix Systems, Inc.(a)	300,840	21,290,447
Red Hat, Inc.(a)	125,550	6,342,786

		48,705,495

		332,298,067

Health Care – 17.3%
Biotechnology – 8.6%
Biogen Idec, Inc.(a)	185,627	39,542,264
Celgene Corp.(a)	183,540	25,691,929
Gilead Sciences, Inc.(a)	358,840	21,627,287
Quintiles Transnational Holdings, Inc.(a)	234,790	10,157,015

		97,018,495

Health Care Equipment & Supplies – 2.1%
Intuitive Surgical, Inc.(a)	59,840	23,129,357

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.5%
McKesson Corp.	74,470	$9,041,403
UnitedHealth Group, Inc.	414,475	29,734,436

		38,775,839

Life Sciences Tools & Services – 1.3%
Illumina, Inc.(a)	132,700	10,329,368
Mettler-Toledo International, Inc.(a)	20,959	4,615,800

		14,945,168

Pharmaceuticals – 1.8%
Allergan, Inc./United States	227,550	20,110,869

		193,979,728

Consumer Discretionary – 16.0%
Hotels, Restaurants & Leisure – 2.5%
Chipotle Mexican Grill, Inc. – Class A(a)	20,790	8,485,854
Starbucks Corp.	279,050	19,678,606

		28,164,460

Internet & Catalog Retail – 5.7%
Amazon.com, Inc.(a)	86,320	24,254,194
priceline.com, Inc.(a)	42,440	39,831,213

		64,085,407

Media – 5.3%
Comcast Corp. – Class A	500,320	21,058,469
Liberty Media Corp.(a)	106,270	14,503,729
Walt Disney Co. (The)	400,676	24,373,121

		59,935,319

Specialty Retail – 0.8%
O’Reilly Automotive, Inc.(a)	75,750	9,295,283

Textiles, Apparel & Luxury Goods – 1.7%
Michael Kors Holdings Ltd.(a)	124,360	9,213,832
VF Corp.	50,840	9,517,757

		18,731,589

		180,212,058

Industrials – 13.5%
Aerospace & Defense – 5.8%
Boeing Co. (The)	396,800	41,235,456
Precision Castparts Corp.	114,828	24,256,267

		65,491,723

Airlines – 1.3%
Copa Holdings SA – Class A	111,284	14,553,721

Commercial Services & Supplies – 0.6%
Stericycle, Inc.(a)	57,363	6,456,779

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	94,497	$4,055,811
Sensata Technologies Holding NV(a)	275,210	10,259,829

		14,315,640

Industrial Conglomerates – 2.4%
Danaher Corp.	410,569	26,900,481

Machinery – 0.6%
Flowserve Corp.	120,192	6,705,512

Trading Companies & Distributors – 1.5%
WW Grainger, Inc.	71,000	17,561,850

		151,985,706

Consumer Staples – 6.6%
Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	189,490	21,198,246

Food Products – 2.0%
Green Mountain Coffee Roasters, Inc.(a)	58,890	5,082,796
Hershey Co. (The)	181,000	16,642,950

		21,725,746

Personal Products – 0.7%
Estee Lauder Cos., Inc. (The) – Class A	122,250	7,990,260

Tobacco – 2.0%
Philip Morris International, Inc.	271,675	22,668,562

		73,582,814

Financials – 6.5%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	91,490	15,948,537
BlackRock, Inc. – Class A	37,640	9,798,445

		25,746,982

Diversified Financial Services – 3.8%
IntercontinentalExchange, Inc.(a)	238,931	42,947,847

Insurance – 0.4%
Brown & Brown, Inc.	136,560	4,252,478

		72,947,307

Energy – 6.0%
Energy Equipment & Services – 4.1%
Oceaneering International, Inc.	117,740	9,134,269
Schlumberger Ltd.	454,013	36,747,812

		45,882,081

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.9%
EOG Resources, Inc.	52,751	$8,284,545
Noble Energy, Inc.	220,514	13,546,175

		21,830,720

		67,712,801

Materials – 1.6%
Chemicals – 1.6%
Monsanto Co.	186,895	18,295,152

Total Common Stocks (cost $799,673,517)		1,091,013,633

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $41,095,145)	41,095,145	41,095,145

Total Investments – 100.8% (cost $840,768,662)		1,132,108,778
Other assets less liabilities – (0.8)%		(9,024,572)

Net Assets – 100.0%		$1,123,084,206

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 26.0%
Capital Markets – 2.4%
Deutsche Bank AG (REG)	183,427	$7,962,709
Macquarie Group Ltd.	385,980	14,958,705

		22,921,414

Commercial Banks – 15.6%
Banco do Brasil SA	751,900	7,263,897
Bank Hapoalim BM	754,650	3,486,408
Bank of Baroda	422,900	2,953,945
Bank of Montreal	142,860	8,966,557
Bank of Nova Scotia	104,910	5,826,673
Barclays PLC	1,455,330	6,375,228
China Construction Bank Corp. – Class H	9,612,000	7,023,677
HSBC Holdings PLC	1,839,430	19,258,743
Industrial & Commercial Bank of China Ltd. – Class H	11,092,000	7,253,120
KB Financial Group, Inc.	230,932	7,367,166
Lloyds Banking Group PLC(a)	10,408,640	11,707,869
Mitsubishi UFJ Financial Group, Inc.	2,395,800	13,962,255
National Australia Bank Ltd.	398,800	11,454,038
National Bank of Canada	56,200	4,353,326
Sberbank of Russia (Sponsored ADR)	616,001	6,480,331
Societe Generale SA	293,070	12,834,518
State Bank of India	165,060	3,800,552
Sumitomo Mitsui Financial Group, Inc.	165,900	7,292,275

		147,660,578

Diversified Financial Services – 2.7%
ING Groep NV(a)	1,461,700	15,914,424
ORIX Corp.	666,200	9,077,593

		24,992,017

Insurance – 2.3%
Ageas	79,360	3,120,723
AIA Group Ltd.	769,000	3,356,056
Aviva PLC	982,260	5,879,477
Muenchener Rueckversicherungs AG	27,300	4,974,606
Suncorp Group Ltd.	435,576	4,757,980

		22,088,842

Real Estate Investment Trusts (REITs) – 0.9%
Mexico Real Estate Management SA de CV(a)	2,079,490	3,697,978
Stockland	1,547,942	5,119,891

		8,817,869

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.1%
Aeon Mall Co., Ltd.	217,900	$5,665,052
China Overseas Land & Investment Ltd.	1,228,000	3,620,487
Evergrande Real Estate Group Ltd.(a)(b)	17,540,000	7,410,059
New World Development Co., Ltd.	2,357,836	3,289,645

		19,985,243

		246,465,963

Consumer Discretionary – 15.1%
Auto Components – 3.4%
Cie Generale des Etablissements Michelin – Class B	125,845	12,045,326
GKN PLC	1,370,610	6,967,538
Magna International, Inc. (Toronto) – Class A(b)	52,230	4,014,564
Valeo SA	126,550	9,525,085

		32,552,513

Automobiles – 6.0%
Honda Motor Co., Ltd.	260,300	9,333,121
Kia Motors Corp.	219,270	13,191,853
Mazda Motor Corp.(a)	1,672,000	6,656,322
Nissan Motor Co., Ltd.	852,100	8,429,426
Renault SA	51,160	3,659,446
Tata Motors Ltd.	966,150	4,330,182
Volkswagen AG (Preference Shares)	48,070	10,933,381

		56,533,731

Hotels, Restaurants & Leisure – 1.5%
Autogrill SpA(a)	227,290	3,580,914
Ladbrokes PLC	1,346,973	3,856,751
Melco Crown Entertainment Ltd. (ADR)(a)	248,830	6,765,688

		14,203,353

Household Durables – 0.7%
Sony Corp.	313,900	6,247,523

Media – 0.9%
Liberty Global PLC – Series C(a)	113,360	8,335,361

Multiline Retail – 0.4%
Myer Holdings Ltd.(b)	1,584,090	3,861,390

Specialty Retail – 1.7%
Kingfisher PLC	582,010	3,473,122
Mr. Price Group Ltd.	67,275	818,895
Shimamura Co., Ltd.	44,700	4,548,709
Yamada Denki Co., Ltd.	244,340	7,695,786

		16,536,512

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA (SWX Europe)	51,760	$4,913,537

		143,183,920

Industrials – 10.2%
Aerospace & Defense – 3.7%
European Aeronautic Defence and Space Co. NV	283,388	16,318,086
MTU Aero Engines AG	40,291	3,620,607
Safran SA	127,999	7,103,699
Zodiac Aerospace	57,420	8,320,680

		35,363,072

Airlines – 1.8%
Japan Airlines Co., Ltd.	127,500	6,745,092
Qantas Airways Ltd.(a)	4,334,778	5,255,145
Turk Hava Yollari	1,634,693	5,039,217

		17,039,454

Building Products – 0.4%
Asahi Glass Co., Ltd.	712,000	4,141,925

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	750,200	10,022,002

Industrial Conglomerates – 1.8%
Hutchison Whampoa Ltd.	626,000	7,244,160
Siemens AG	32,320	3,423,206
Toshiba Corp.	1,483,000	5,844,128

		16,511,494

Marine – 0.4%
AP Moeller – Maersk A/S	439	3,737,027

Road & Rail – 0.4%
Canadian National Railway Co.	39,450	3,699,678

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,074,140

		96,588,792

Energy – 8.2%
Energy Equipment & Services – 2.0%
Aker Solutions ASA	447,617	6,785,052
Saipem SpA	248,630	5,534,546
Seadrill Ltd.	133,730	6,151,423

		18,471,021

Oil, Gas & Consumable Fuels – 6.2%
Cameco Corp.	222,800	4,241,090
Canadian Natural Resources Ltd.	148,280	4,524,560
China Petroleum & Chemical Corp. – Class H	6,752,200	4,862,123

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ENI SpA	443,700	$10,106,498
Gazprom OAO (Sponsored ADR)	891,010	6,954,333
JX Holdings, Inc.	943,400	4,956,918
LUKOIL OAO (London) (Sponsored ADR)	110,780	6,387,575
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	354,552	11,469,351
Suncor Energy, Inc. (Toronto)(b)	156,630	5,278,994

		58,781,442

		77,252,463

Health Care – 7.6%
Biotechnology – 1.5%
Actelion Ltd.(a)	216,120	14,686,218

Pharmaceuticals – 6.1%
GlaxoSmithKline PLC	890,660	22,714,999
Novartis AG	208,380	15,180,412
Roche Holding AG	79,160	19,731,825

		57,627,236

		72,313,454

Materials – 7.2%
Chemicals – 2.8%
Arkema SA	101,090	10,214,337
BASF SE	36,710	3,210,925
Koninklijke DSM NV	71,819	5,299,331
Nippon Shokubai Co., Ltd.	401,000	4,056,844
Teijin Ltd.	1,473,000	3,214,338

		25,995,775

Metals & Mining – 4.0%
Barrick Gold Corp.	213,080	4,068,204
Dowa Holdings Co., Ltd.	346,000	3,082,298
Goldcorp, Inc.	220,080	6,498,137
KGHM Polska Miedz SA	119,720	4,541,089
MMC Norilsk Nickel OJSC (ADR)	652,280	8,499,209
Rio Tinto PLC	243,340	10,986,745

		37,675,682

Paper & Forest Products – 0.4%
Duratex SA	792,300	4,011,393

		67,682,850

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 2.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,090,038	3,406,623
Nippon Telegraph & Telephone Corp.	192,900	9,786,139
TDC A/S	836,004	6,826,669
Vivendi SA	320,067	6,492,454

		26,511,885

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 4.2%
China Mobile Ltd.	784,500	$8,455,113
Rogers Communications, Inc. – Class B	80,320	3,171,470
Turkcell Iletisim Hizmetleri AS(a)	973,890	5,087,911
Vodafone Group PLC	7,118,957	22,933,832

		39,648,326

		66,160,211

Information Technology – 6.5%
Electronic Equipment, Instruments & Components – 1.1%
LG Display Co., Ltd.(a)	418,000	10,931,272

IT Services – 0.8%
Fujitsu Ltd.	2,052,000	7,534,335

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd.	11,630	14,258,502
SK Hynix, Inc.(a)	485,830	12,278,451
Sumco Corp.	564,100	4,670,729
Taiwan Semiconductor Manufacturing Co., Ltd.	2,048,000	6,789,891
Tokyo Electron Ltd.	114,100	4,723,043

		42,720,616

Software – 0.1%
Nintendo Co., Ltd.	5,200	587,980

		61,774,203

Consumer Staples – 6.1%
Beverages – 0.4%
Asahi Group Holdings Ltd.	169,100	4,183,739

Food & Staples Retailing – 2.4%
Koninklijke Ahold NV	771,330	12,288,224
Tesco PLC	607,460	3,452,164
WM Morrison Supermarkets PLC	1,562,670	7,030,729

		22,771,117

Food Products – 0.4%
Danone SA	48,930	3,643,345

Tobacco – 2.9%
British American Tobacco PLC	155,490	7,862,292
Imperial Tobacco Group PLC	289,150	9,560,493
Japan Tobacco, Inc.	296,500	10,014,244

		27,437,029

		58,035,230

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.9%
Electric Utilities – 1.4%
EDP - Energias de Portugal SA	2,033,080	$7,185,204
Electricite de France SA	235,410	6,594,233

		13,779,437

Multi-Utilities – 1.5%
Centrica PLC	1,177,720	7,048,795
National Grid PLC	599,710	6,904,104

		13,952,899

		27,732,336

Total Common Stocks (cost $841,197,403)		917,189,422

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(a)(c) (cost $0)	29,473	– 0	–

Total Investments Before Security Lending Collateral for Securities Loaned – 96.8% (cost $841,197,403)		917,189,422

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $18,855,762)	18,855,762	18,855,762

Total Investments – 98.8% (cost $860,053,165)		936,045,184
Other assets less liabilities – 1.2%		11,053,211

Net Assets – 100.0%		$947,098,395

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	147	September 2013	$5,219,534	$5,298,085	$78,551

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	14,264	USD	13,012	11/15/13	$375,781
BNP Paribas SA	USD	29,657	EUR	22,306	11/15/13	(168,285)
BNP Paribas SA	USD	22,026	SEK	144,257	11/15/13	(294,598)
Credit Suisse International	KRW	38,892,115	USD	34,705	11/15/13	(175,546)
Credit Suisse International	USD	15,145	JPY	1,493,159	11/15/13	68,268
Deutsche Bank AG London	CHF	14,832	USD	16,039	11/15/13	89,449
Deutsche Bank AG London	JPY	852,029	USD	8,431	11/15/13	(249,599)
Goldman Sachs Capital Markets LP	EUR	41,685	USD	55,857	11/15/13	749,971
Goldman Sachs Capital Markets LP	JPY	3,905,668	USD	40,443	11/15/13	650,709
Goldman Sachs Capital Markets LP	USD	68,219	CHF	62,813	11/15/13	(672,135)
HSBC Bank USA	GBP	4,956	USD	7,722	11/15/13	45,671
HSBC Bank USA	NOK	48,070	USD	8,072	11/15/13	238,675
JPMorgan Chase Bank, NA	HKD	52,466	USD	6,766	11/15/13	(986)
Royal Bank of Canada	USD	27,515	CAD	29,006	11/15/13	(25,312)
Royal Bank of Scotland PLC	CAD	27,520	USD	26,667	11/15/13	586,106
Royal Bank of Scotland PLC	USD	18,016	EUR	13,621	11/15/13	(8,736)
Standard Chartered Bank	KRW	4,143,709	USD	3,689	11/15/13	(27,426)
Standard Chartered Bank	USD	6,631	KRW	7,419,158	11/15/13	23,133
State Street Bank & Trust Co.	CAD	26,275	USD	25,447	11/15/13	545,782

						$1,750,922

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Value Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 25.6%
Capital Markets – 3.6%
UBS AG(a)	1,759,283	$33,992,155

Commercial Banks – 1.9%
HDFC Bank Ltd.	719,060	6,445,094
Sberbank of Russia (Sponsored ADR)	1,119,563	11,777,803

		18,222,897

Consumer Finance – 1.3%
Muthoot Finance Ltd.	2,371,299	4,048,431
Shriram Transport Finance Co., Ltd.	1,011,450	7,937,210

		11,985,641

Diversified Financial Services – 1.3%
IG Group Holdings PLC	1,378,920	12,142,689

Insurance – 9.5%
Admiral Group PLC	1,029,291	20,142,198
AIA Group Ltd.	4,673,800	20,397,316
BB Seguridade Participacoes SA	1,144,700	9,230,716
Lancashire Holdings Ltd.	1,524,222	16,990,321
Prudential PLC	1,356,330	22,686,044

		89,446,595

Real Estate Investment Trusts (REITs) – 0.3%
GLP J-Reit(b)	3,488	3,399,196

Real Estate Management & Development – 5.7%
Daito Trust Construction Co., Ltd.	106,400	9,711,548
Global Logistic Properties Ltd.	8,453,000	17,807,918
Hang Lung Properties Ltd.	5,536,000	17,242,163
Mitsubishi Estate Co., Ltd.	335,000	8,654,384

		53,416,013

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	1,693,330	18,601,092

		241,206,278

Consumer Discretionary – 20.9%
Auto Components – 0.5%
Nokian Renkaat OYJ	103,930	4,849,520

Automobiles – 4.2%
Nissan Motor Co., Ltd.	303,000	2,997,437
Toyota Motor Corp.	608,100	36,578,058

		39,575,495

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 2.6%
Estacio Participacoes SA	1,871,200	$13,771,568
Kroton Educacional SA	786,600	10,549,760

		24,321,328

Hotels, Restaurants & Leisure – 6.0%
Ajisen China Holdings Ltd.(b)	6,274,800	6,727,091
Galaxy Entertainment Group Ltd.(a)	1,829,000	11,104,952
Melco International Development Ltd.(b)	3,021,000	6,857,675
Sands China Ltd.	2,388,400	13,672,582
Sodexo	200,656	17,707,203

		56,069,503

Media – 1.5%
Naspers Ltd.	176,940	14,575,174

Specialty Retail – 1.7%
Belle International Holdings Ltd.	6,536,000	8,989,756
L’Occitane International SA	1,607,250	3,887,753
Sports Direct International PLC(a)	95,969	1,002,359
Zhongsheng Group Holdings Ltd.(b)	1,343,000	1,763,081

		15,642,949

Textiles, Apparel & Luxury Goods – 4.4%
Cie Financiere Richemont SA (SWX Europe)	134,180	12,737,603
Hugo Boss AG	21,620	2,634,420
Li & Fung Ltd.	14,624,000	21,465,926
LVMH Moet Hennessy Louis Vuitton SA	12,900	2,260,116
Samsonite International SA	1,066,100	2,760,853

		41,858,918

		196,892,887

Industrials – 16.4%
Aerospace & Defense – 0.2%
Zodiac Aerospace	13,400	1,941,782

Commercial Services & Supplies – 1.1%
Edenred	335,421	10,039,960

Machinery – 1.9%
FANUC Corp.	30,900	4,689,372
Komatsu Ltd.	612,800	13,309,351

		17,998,723

Professional Services – 12.5%
Bureau Veritas SA	855,148	25,788,640
Capita PLC	2,490,900	36,835,559
Intertek Group PLC	851,469	42,215,473
SGS SA	5,479	12,460,191

		117,299,863

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.7%
Globaltrans Investment PLC (Sponsored GDR)(c)	504,251	$6,711,581

		153,991,909

Consumer Staples – 16.3%
Beverages – 2.0%
Anheuser-Busch InBev NV	77,170	7,196,956
Diageo PLC	228,240	6,994,726
SABMiller PLC	97,450	4,644,893

		18,836,575

Food & Staples Retailing – 3.7%
Jeronimo Martins SGPS SA	678,678	13,185,374
Olam International Ltd.	17,267,370	19,366,771
Tsuruha Holdings, Inc.	25,700	2,315,862

		34,868,007

Household Products – 2.5%
Henkel AG & Co. KGaA	231,983	18,867,302
LG Household & Health Care Ltd.	10,890	4,797,648

		23,664,950

Tobacco – 8.1%
British American Tobacco PLC	701,629	35,477,602
Japan Tobacco, Inc.	1,186,000	40,056,976

		75,534,578

		152,904,110

Information Technology – 8.6%
Internet Software & Services – 3.8%
Baidu, Inc. (Sponsored ADR)(a)	104,243	14,128,054
Telecity Group PLC	1,034,399	13,150,829
Tencent Holdings Ltd.	182,100	8,509,159

		35,788,042

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd. (Preference Shares)	48,503	40,004,838
Taiwan Semiconductor Manufacturing Co., Ltd.	844,000	2,798,178

		42,803,016

Software – 0.3%
Dassault Systemes SA	20,950	2,677,034

		81,268,092

Materials – 4.4%
Chemicals – 1.8%
Essentra PLC	1,376,170	16,381,295

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.9%
Grasim Industries Ltd. (GDR)(c)	54,745	$1,884,796
Holcim Ltd.(a)	31,843	2,159,288
Semen Indonesia Persero Tbk PT	4,150,000	4,778,181

		8,822,265

Metals & Mining – 1.7%
BHP Billiton PLC	562,940	16,373,328

		41,576,888

Energy – 3.0%
Energy Equipment & Services – 1.4%
AMEC PLC	216,251	3,484,368
Technip SA	82,300	9,568,050

		13,052,418

Oil, Gas & Consumable Fuels – 1.6%
BG Group PLC	401,750	7,644,545
NovaTek OAO (Sponsored GDR)(c)	39,110	4,685,378
Petroleo Brasileiro SA (Sponsored ADR)	175,060	2,496,356

		14,826,279

		27,878,697

Health Care – 1.6%
Life Sciences Tools & Services – 1.0%
Eurofins Scientific	41,698	9,656,715

Pharmaceuticals – 0.6%
Lupin Ltd.	13,268	161,476
Sun Pharmaceutical Industries Ltd.	671,657	5,301,511

		5,462,987

		15,119,702

Utilities – 1.6%
Independent Power Producers & Energy Traders – 1.6%
APR Energy PLC	951,351	14,890,522

Total Common Stocks (cost $854,050,484)		925,729,085

WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG, London, expiring 7/05/19(a)	1,414,604	2,284,161

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 12/03/17(a)		2,702,057	$540,411

Total Warrants (cost $2,320,593)			2,824,572

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $1,996,408)	U.S.$	2,091	1,969,581

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $2,756,591)		2,756,591	2,756,591

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $861,124,076)			933,279,829

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $10,150,814)		10,150,814	10,150,814

Total Investments – 100.3% (cost $871,274,890)			943,430,643
Other assets less liabilities – (0.3)%			(2,682,698)

Net Assets – 100.0%			$940,747,945

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	13,027	USD	17,201	9/17/13	$(16,496)
Barclays Bank PLC Wholesale	JPY	4,970,450	USD	50,151	9/17/13	(475,477)
Barclays Bank PLC Wholesale	USD	19,592	AUD	20,907	9/17/13	(999,477)
Barclays Bank PLC Wholesale	USD	21,126	SEK	139,715	9/17/13	(50,373)
BNP Paribas SA	AUD	14,694	USD	13,483	9/17/13	416,103
Citibank, NA	USD	18,371	SGD	23,127	9/17/13	(240,127)
Credit Suisse International	USD	15,158	CHF	14,285	9/17/13	196,471
Goldman Sachs Capital Markets LP	GBP	2,874	USD	4,497	12/17/13	46,898
HSBC Bank USA	GBP	41,213	USD	63,975	9/17/13	113,978
JPMorgan Chase Bank, NA	HKD	351,219	USD	45,254	9/17/13	(40,355)
Royal Bank of Canada	USD	70,987	CAD	72,447	9/17/13	(2,229,589)
Societe Generale	JPY	1,470,520	USD	14,906	9/17/13	(71,712)
State Street Bank & Trust Co.	USD	6,375	NOK	36,863	9/17/13	(354,817)

						$(3,704,973)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $15,251,336 or 1.6% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.2%
United States – 31.2%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	$115,054,358
0.25%, 9/30/14-5/31/15		156,919	156,944,356
0.75%, 10/31/17		2,070	2,022,131
1.375%, 6/30/18		17,685	17,538,551

Total Governments - Treasuries (cost $291,859,685)			291,559,396

COMMERCIAL MORTGAGE - BACKED SECURITIES – 16.8%
Non-Agency Fixed Rate CMBS – 15.4%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		3,110	3,402,541
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		863	940,057
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,244	6,449,850
Series 2012-CR3, Class A1 0.666%, 11/15/45		3,177	3,141,194
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,327	3,285,585
Series 2012-CR5, Class A1 0.673%, 12/10/45		2,509	2,477,832
Series 2013-CR6, Class A1 0.719%, 3/10/46		4,293	4,242,562
Series 2013-CR9, Class A2 3.055%, 7/10/45		3,046	3,125,538
Series 2013-LC6, Class A1 0.724%, 1/10/46		2,039	2,009,703
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,581,921
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		3,780	3,744,426
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,467	2,441,646
Series 2013-GC14, Class A1 1.217%, 8/10/46		2,460	2,455,306

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	U.S.$	2,290	$2,224,301
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,852	5,340,448
Series 2007-CB20, Class A1A 5.746%, 2/12/51		4,209	4,683,440
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,816	5,299,889
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		4,254	4,429,099
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		1,801	1,852,394
Series 2011-C3, Class A1
1.875%, 2/15/46(a)		2,700	2,716,346
Series 2011-C4, Class A1
1.525%, 7/15/46(a)		1,386	1,391,886
Series 2012-CBX, Class A1
0.958%, 6/15/45		3,452	3,445,348
Series 2012-LC9, Class A1
0.67%, 12/15/47		1,164	1,148,145
Series 2013-C10, Class A1
0.73%, 12/15/47		2,226	2,191,740
Series 2013-LC11, Class A2
1.855%, 4/15/46		4,895	4,789,140
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		4,280	4,239,856
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,564	1,576,587
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,601	1,762,325
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,974	6,510,556
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		4,068	4,017,066
Series 2013-C8, Class A1 0.777%, 12/15/48		4,099	4,047,505
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,619	4,045,379

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-C1, Class A1
2.602%, 9/15/47(a)	U.S.$	3,740	$3,806,495
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,827	2,792,990
Series 2013-C5, Class A1
0.779%, 3/10/46		4,307	4,256,522
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		4,111	4,471,430
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		4,111	4,073,614
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,597	1,619,526
Series 2012-C10, Class A1
0.734%, 12/15/45		4,904	4,852,336
Series 2012-C9, Class A1

0.673%, 11/15/45		4,062	4,013,154
Series 2013-C11, Class A1
0.799%, 3/15/45		2,107	2,082,504
Series 2013-C12, Class A1
0.735%, 3/15/48		2,942	2,899,045

			143,877,227

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.484%, 6/15/22(a)(b)		2,744	2,578,348
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.654%, 10/15/21(a)(b)		4,900	4,830,738
Series 2007-TFLA, Class A2 0.304%, 2/15/22(a)(b)		1,989	1,974,536

			9,383,622

Agency CMBS – 0.4%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		3,862	3,889,234

Total Commercial Mortgage-Backed Securities (cost $159,648,754)			157,150,083

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.5%
Financial Institutions – 7.8%
Banking – 5.4%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	3,145	$3,334,873
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,346,961
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,279,718
Bank of America Corp. 1.25%, 1/11/16		3,220	3,202,461
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,293,674
BB&T Corp. 2.05%, 6/19/18		3,350	3,308,051
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,306,779
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,226,337
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,283,520
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,288,388
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,797,149
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		3,315	3,213,886
Morgan Stanley 1.75%, 2/25/16		1,988	1,987,684
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,242,201
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,313,893
UnionBanCal Corp. 5.25%, 12/16/13		3,867	3,921,540

			50,347,115

Finance – 0.5%
General Electric Capital Corp. 0.983%, 4/02/18(b)		4,740	4,754,931

Insurance – 1.9%
American International Group, Inc. 3.00%, 3/20/15		3,225	3,317,732
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,248,272
MetLife Institutional Funding II 0.641%, 1/06/15(a)(b)		4,500	4,510,427

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New York Life Global Funding 0.80%, 2/12/16(a)	U.S.$	3,315	$3,283,316
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,308,236

			17,667,983

			72,770,029

Industrial – 7.4%
Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,026,811
Eaton Corp. 0.603%, 6/16/14(b)		2,469	2,472,462

			7,499,273

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.805%, 4/15/16(a)(b)		3,795	3,807,527

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,349,301
1.40%, 12/01/17		3,320	3,226,512
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,458,554
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,696,018
1.95%, 3/28/14		3,130	3,155,538
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,178,861

			18,064,784

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,414,008

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,362,403

Consumer Non-Cyclical – 2.7%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,233,394
Allergan, Inc./United States 1.35%, 3/15/18		1,540	1,486,627
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,898,907
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,247,953
McKesson Corp. 0.95%, 12/04/15		1,298	1,297,899

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merck & Co., Inc. 1.30%, 5/18/18	U.S.$	4,805	$4,655,238
Novartis Capital Corp. 4.125%, 2/10/14		2,855	2,899,823
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,290,220
Sanofi 1.625%, 3/28/14		2,445	2,460,404

			25,470,465

Energy – 0.8%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,277,057
Chevron Corp. 1.104%, 12/05/17		3,305	3,214,248
ConocoPhillips 4.75%, 2/01/14		723	735,666

			7,226,971

			68,845,431

Utility – 0.3%
Natural Gas – 0.3%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,260,449

Total Corporates – Investment Grades (cost $145,782,173)			144,875,909

MORTGAGE PASS-THROUGHS – 15.2%
Agency ARMs – 10.9%
Federal Home Loan Mortgage Corp. 2.032%, 8/01/42(c)		6,542	6,637,403
2.446%, 7/01/42(c)		9,500	9,604,769
2.783%, 6/01/37(c)		7,953	8,513,976
Series 2005 2.649%, 5/01/35(c)		2,521	2,674,465
Federal National Mortgage Association 2.129%, 8/01/42(c)		6,499	6,595,448
2.251%, 8/01/42(c)		5,791	5,893,373
2.376%, 6/01/42(c)		4,519	4,609,458
2.414%, 1/01/36(c)		1,483	1,567,645
2.44%, 5/01/42(c)		7,896	8,069,484
2.519%, 6/01/42(b)		6,424	6,570,071
2.668%, 8/01/42(c)		9,641	9,784,357
2.693%, 8/01/42(c)		8,959	9,098,290
2.728%, 6/01/42(c)		10,893	11,074,597
Series 2003 2.81%, 12/01/33(c)		694	739,307
Series 2005 2.358%, 2/01/35(b)		3,556	3,796,459
2.822%, 10/01/35(c)		2,226	2,378,107

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2006 2.769%, 7/01/36(c)	U.S.$	1,557		$1,663,919
Series 2007 1.807%, 1/01/37(b)		983		1,023,894
Series 2009 2.449%, 7/01/38(c)		1,442		1,541,790

				101,836,812

Agency Fixed Rate 15-Year – 3.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		2,219		2,395,132
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		– 0	–*	81
Series 2001 6.00%, 11/01/16		33		34,935
Series 2002 6.00%, 12/01/17		40		42,021
Series 2005 6.00%, 6/01/17-6/01/20		52		54,827
Series 2006 6.00%, 5/01/21-1/01/22		1,384		1,505,396
Series 2007 6.00%, 2/01/22		336		365,918
Series 2012 3.00%, 12/01/22-1/01/23		25,718		26,677,449

				31,075,759

Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.00%, 6/01/28		9,055		9,283,927

Total Mortgage Pass-Throughs (cost $143,902,056)				142,196,498

ASSET-BACKED SECURITIES – 15.1%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(a)		5,740		5,789,473
Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415		2,446,058
Series 2013-SN1, Class A3 0.72%, 5/20/16		3,744		3,742,091
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945		939,812
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560		3,571,492

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,971	$1,969,366
Series 2013-3, Class A3 0.92%, 4/09/18		3,455	3,443,665
Series 2013-4, Class A3 0.96%, 4/09/18		1,340	1,339,871
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,164	2,160,701
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,715,170
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,657,376
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,006,661
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,785	1,781,870
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		4,405	4,419,738
Series 2012-3, Class A2 0.43%, 9/15/15		1,216	1,215,857
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,868	1,860,750
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(a)	CAD	979	929,583
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	2,088	2,087,571
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		5,265	5,270,330
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,452,021
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,148,383
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,509	2,505,537
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,591,864

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)	U.S.$	3,854	$3,824,868
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		1,237	1,237,041
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		784	783,893
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,345	1,344,456
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,654,054
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,269	1,268,044
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,852,878

			73,010,474

Credit Cards - Fixed Rate – 3.2%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,969,050
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,220,103
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,388,226
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,326,306
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,626,970
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,715	2,703,242
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,191,998
Series 2012-6, Class A 1.36%, 8/17/20		2,510	2,466,521
Series 2012-7, Class A 1.76%, 9/15/22		2,170	2,061,923

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,540	$1,526,816
Series 2013-A, Class A 1.61%, 12/15/21		950	922,916

			30,404,071

Credit Cards - Floating Rate – 1.5%
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.836%, 8/16/21(a)(b)		3,365	3,364,963
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(b)		6,000	6,000,000
Chase Issuance Trust Series 2013-A6, Class A6 0.604%, 7/15/20(b)		4,632	4,632,458

			13,997,421

Autos - Floating Rate – 1.1%
Ally Master Owner Trust Series 2011-4, Class A1 0.984%, 9/15/16(b)		1,715	1,723,142
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(a)(b)		1,413	1,412,933
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.884%, 2/15/17(a)(b)		3,025	3,083,192
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(b)		3,880	3,888,218

			10,107,485

Other ABS - Fixed Rate – 0.7%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		260	260,077
Series 2013-C, Class A2 0.63%, 1/17/17		1,860	1,860,184
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	4,989,148

			7,109,409

Other ABS - Floating Rate – 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.928%, 2/15/17(a)(b)	EUR	2,140	2,843,836

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(a)(b)	U.S.$	2,796	$2,800,062

			5,643,898

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		740	733,175
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			733,175

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.464%, 1/20/36(b)		731	696,743

Total Asset-Backed Securities (cost $142,285,382)			141,702,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Agency Fixed Rate – 1.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		6,118	6,371,356
Series 4016, Class KI
4.00%, 11/15/38(f)		10,072	2,038,317
Series 4119, Class LI
3.50%, 6/15/39(f)		8,786	1,742,585
Series 4135, Class AI
3.50%, 11/15/42(f)		4,897	1,141,325
Series 4182, Class DI
3.50%, 5/15/39(f)		7,923	1,357,658
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,745	2,847,170
Series 2011-39, Class DA
3.50%, 7/25/24		2,390	2,462,423

			17,960,834

Non-Agency Fixed Rate – 0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		3,891	3,645,785

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	U.S.$	136	$135,995

			3,781,780

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, 2/25/42(a)(b)		2,792	2,292,562

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.464%, 10/25/33(b)		96	92,099

Total Collateralized Mortgage Obligations (cost $24,507,240)			24,127,275

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $18,811,295)		18,321	18,774,659

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.616%, 11/03/14(a)(b) (cost $6,455,300)		6,456	6,468,182

COVERED BONDS – 0.3%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,328,000)		3,335	3,227,279

		Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(g) (cost $2,209,783)		2,209,783	2,209,783

Total Investments – 99.6% (cost $938,789,668)			932,291,740
Other assets less liabilities – 0.4%			3,532,206

Net Assets – 100.0%			$935,823,946

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,203	December 2013	$264,323,557	$264,359,250	$35,693
Sold Contracts
U.S. T-Note 5 Yr Futures	631	December 2013	75,584,996	75,517,883	67,113
U.S. T-Note 10 Yr (CBT) Futures	334	December 2013	41,387,860	41,509,937	(122,077)

					$(19,271)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	357	CAD	372	9/06/13	$(3,185)
Royal Bank of Scotland PLC	CAD	1,352	USD	1,295	9/06/13	11,232

						$8,047

CROSS CURRENCY SWAPS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$4,096

*	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $107,067,925 or 11.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	IO – Interest Only
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Short Duration Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 37.6%
Australia – 3.6%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	11,550	$11,283,725
Series 128 5.75%, 7/15/22		13,959	14,192,178
Series 132 5.50%, 1/21/18		12,775	12,487,193

			37,963,096

Austria – 0.7%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	5,245	7,144,868

Belgium – 3.9%
Belgium Government Bond Series 65 4.25%, 9/28/22		17,305	25,956,013
Series 67 3.00%, 9/28/19		10,109	14,255,851

			40,211,864

Czech Republic – 1.0%
Czech Republic Government Bond Series 41 4.60%, 8/18/18	CZK	172,340	10,192,460

Finland – 5.7%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	40,525	59,695,682

France – 0.9%
France Government Bond OAT 3.00%, 4/25/22		6,495	9,109,464

Germany – 1.1%
Bundesrepublik Deutschland Series 2007 4.25%, 7/04/39		4,903	8,438,748
Series 2008 4.25%, 7/04/18		1,940	2,979,882

			11,418,630

Japan – 4.1%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	202,700	2,148,120
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,680,345

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	2,053,350	$23,233,294
Series 143 1.60%, 3/20/33		1,298,300	13,144,056
Series 48 2.50%, 12/21/20		103,700	1,206,386

			42,412,201

Mexico – 0.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	60,845	4,681,773

Netherlands – 2.5%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,735	2,185,059
4.50%, 7/15/17(a)		15,612	23,450,209

			25,635,268

New Zealand – 0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	1,307	1,082,894

Norway – 0.9%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	56,845	9,887,557

Poland – 0.5%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	15,640	5,301,162

United Kingdom – 8.2%
United Kingdom Gilt 1.00%, 9/07/17	GBP	6,835	10,498,568
1.75%, 1/22/17-9/07/22		18,235	28,405,296
3.75%, 9/07/19		6,245	10,729,574
4.50%, 12/07/42		2,978	5,448,294
4.75%, 12/07/30		16,349	30,175,492

			85,257,224

United States – 3.9%
U.S. Treasury Bonds 4.625%, 2/15/40(b)	U.S.$	16,478	19,402,374
U.S. Treasury Notes 0.25%, 5/31/15		10,024	10,009,515

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.00%, 2/15/23	U.S.$	12,450	$11,706,885

			41,118,774

Total Governments - Treasuries (cost $406,445,874)			391,112,917

CORPORATES - INVESTMENT GRADES – 32.0%
Financial Institutions – 14.7%
Banking – 9.5%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,219,089
7.625%, 6/01/19		1,700	2,046,164
Series L 5.65%, 5/01/18		4,350	4,845,709
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,669,043
BNP Paribas SA 5.00%, 1/15/21	U.S.$	2,966	3,159,380
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,599,045
Citigroup, Inc. 4.45%, 1/10/17		2,760	2,971,538
4.50%, 1/14/22		3,160	3,287,329
8.50%, 5/22/19		790	1,001,444
Compass Bank 5.50%, 4/01/20		4,989	4,964,589
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		1,742	1,729,081
3.95%, 11/09/22		1,486	1,416,128
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,489,581
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20	U.S.$	2,700	3,029,692
Series G 7.50%, 2/15/19		2,855	3,406,029
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,042,227
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,138,807
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,401,267
4.625%, 5/10/21		857	906,651
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,794,970

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	651	$702,559
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	689,468
Morgan Stanley Series G 5.45%, 1/09/17		1,615	1,757,810
5.50%, 7/24/20		2,455	2,684,039
Murray Street Investment Trust I 4.647%, 3/09/17		272	288,618
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,799,358
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,095,846
PNC Funding Corp. 3.30%, 3/08/22		3,020	2,928,397
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,406,358
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,678,851
5.20%, 4/15/21(a)		1,355	1,458,049
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,447,564

Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,221,528
State Street Corp. 3.10%, 5/15/23		1,030	954,570
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,281,593
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,091,470
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,380,462
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,384,752
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,441,440
Vesey Street Investment Trust I 4.404%, 9/01/16		696	741,042

			98,551,537

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,568,216

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
General Electric Capital Corp. 2.30%, 4/27/17	U.S.$	4,200	$4,257,725

Insurance – 3.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,101,336
American International Group, Inc. 3.375%, 8/15/20		2,530	2,499,875
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,800,115
Coventry Health Care, Inc. 5.95%, 3/15/17		665	753,370
6.125%, 1/15/15		260	277,879
6.30%, 8/15/14		2,060	2,164,901
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,651,325
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	714,253
5.125%, 4/15/22		600	653,339
5.50%, 3/30/20		1,727	1,929,270
Humana, Inc. 6.30%, 8/01/18		369	422,746
6.45%, 6/01/16		285	320,199
7.20%, 6/15/18		610	723,882
Lincoln National Corp. 8.75%, 7/01/19		791	1,016,750
Markel Corp. 7.125%, 9/30/19		1,105	1,320,454
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,183,087
MetLife, Inc. 4.75%, 2/08/21		1,085	1,180,442
7.717%, 2/15/19		1,159	1,447,720
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,118,605
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	2,585	3,592,041
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	1,912,075
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,726,933
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	2,797,375
XL Group PLC 5.25%, 9/15/14		1,920	2,005,380

			39,313,352

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,588,374

REITS – 0.5%
ERP Operating LP 5.25%, 9/15/14		2,600	2,717,541
HCP, Inc. 6.00%, 1/30/17		2,195	2,455,669

			5,173,210

			152,452,414

Industrial – 14.0%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	1,912,235
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,086,702
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18(a)		1,077	1,006,450
3.10%, 3/15/20(a)		1,077	975,999
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,094,515
5.75%, 1/30/21(a)		122	117,730
Glencore Funding LLC 2.50%, 1/15/19(a)		2,790	2,535,764
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,189,591

			12,918,986

Capital Goods – 0.6%
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,699,456
Republic Services, Inc. 3.80%, 5/15/18		85	89,834
5.25%, 11/15/21		1,213	1,318,057
5.50%, 9/15/19		1,768	1,988,528

			6,095,875

Communications - Media – 2.3%
CBS Corp. 5.75%, 4/15/20		1,410	1,562,469
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,670,516
Comcast Corp. 4.25%, 1/15/33		965	918,996

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	U.S.$	1,870	$1,877,076
4.75%, 10/01/14		1,200	1,248,477
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		681	660,570
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,620,574
News America, Inc. 4.50%, 2/15/21		890	930,688
6.55%, 3/15/33		1,383	1,554,590
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	973,431
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,640,901
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,084,353
WPP Finance 2010 4.75%, 11/21/21		417	427,545
WPP Finance UK 8.00%, 9/15/14		2,616	2,798,777

			23,968,963

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	2,849,982
AT&T, Inc. 4.30%, 12/15/42		463	397,871
4.45%, 5/15/21		1,694	1,793,551
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,235,558
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,452,601
Telecom Italia Capital SA 7.175%, 6/18/19		1,450	1,577,970
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,507,161

			11,814,694

Consumer Cyclical - Automotive – 0.6%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,605,986
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,213,785

			5,819,771

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc.

4.70%, 1/15/21	U.S.$	1,460	$1,550,452
7.625%, 4/15/31		2,810	3,531,265

			5,081,717

Consumer Cyclical - Other – 0.4%
NIKE, Inc. 2.25%, 5/01/23		2,355	2,142,906
Wyndham Worldwide Corp. 2.50%, 3/01/18		1,620	1,584,380

			3,727,286

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,120,665
Wal-Mart Stores, Inc. 2.55%, 4/11/23		2,700	2,486,265

			3,606,930

Consumer Non-Cyclical – 2.1%
Actavis, Inc. 3.25%, 10/01/22		999	928,057
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,710,978
Alicorp SAA 3.875%, 3/20/23(a)		1,060	951,288
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,574,522
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	512,899
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,490,889
Kroger Co. (The) 3.40%, 4/15/22		242	234,091
Mckesson Corp. 2.70%, 12/15/22		1,201	1,107,452
Pepsico, Inc. 4.00%, 3/05/42		2,972	2,657,866
Pfizer, Inc. 3.00%, 6/15/23		2,695	2,558,506
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,160,924
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20		1,912	1,798,148

			21,685,620

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	735	$824,336
6.45%, 9/15/36		877	1,023,812
Apache Corp. 2.625%, 1/15/23		2,730	2,495,621
ConocoPhillips Co. 1.05%, 12/15/17		2,700	2,605,306
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	2,944,587

Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,550,362
Noble Holding International Ltd. 4.90%, 8/01/20		251	262,975
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,487,074
Phillips 66 4.30%, 4/01/22		3,940	3,982,410
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,298,969
Southwestern Energy Co. 4.10%, 3/15/22		823	808,512
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	1,937,366

			25,221,330

Technology – 1.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	540,359
Apple, Inc. 2.40%, 5/03/23		2,253	2,035,851
Baidu, Inc. 2.25%, 11/28/17		788	768,113
EMC Corp./MA 3.375%, 6/01/23		2,675	2,587,509
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,467,811
Microsoft Corp. 2.125%, 11/15/22		2,775	2,485,487
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,523,805
7.50%, 5/15/25		290	347,889
Oracle Corp. 3.625%, 7/15/23		1,377	1,366,338
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	2,935,280
Total System Services, Inc. 2.375%, 6/01/18		791	765,289

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.75%, 6/01/23	U.S.$	751	$688,025

			17,511,756

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,766,536
5.75%, 12/15/16		1,115	1,237,361

			3,003,897

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,442,436
Ryder System, Inc. 5.85%, 11/01/16		930	1,031,807
7.20%, 9/01/15		908	1,009,736

			5,483,979

			145,940,804

Utility – 2.6%
Electric – 0.8%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	545,050
Enel Finance International NV Series E 4.875%, 4/17/23(a)	EUR	1,125	1,536,259
Southern California Edison Co. Series 13-A 3.90%, 3/15/43	U.S.$	2,710	2,451,902
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,461,930
TECO Finance, Inc. 4.00%, 3/15/16		745	789,376
5.15%, 3/15/20		915	994,120
Union Electric Co. 6.70%, 2/01/19		315	379,242

			8,157,879

Natural Gas – 1.7%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,132,888
7.50%, 7/01/38		2,264	2,651,805
GDF Suez 1.625%, 10/10/17(a)		975	961,145
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		914	904,101
3.50%, 9/01/23		698	649,315
3.95%, 9/01/22		495	483,669
4.15%, 3/01/22		863	857,561

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	3,445	$4,037,003
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,357,906
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,073	1,863,430
Williams Partners LP 5.25%, 3/15/20		2,198	2,350,660

			18,249,483

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,034,250

			27,441,612

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)	U.S.$	819	752,417
4.125%, 3/13/17(a)		757	796,767
CNOOC Finance 2013 Ltd. 1.75%, 5/09/18		604	580,547
Electricite de France SA 5.25%, 1/29/23(a)		2,143	2,014,420
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		647	556,420
Statoil ASA 1.15%, 5/15/18		2,700	2,594,395

			7,294,966

Total Corporates - Investment Grades (cost $322,641,327)			333,129,796

MORTGAGE PASS-THROUGHS – 7.5%
Agency Fixed Rate 30-Year – 5.1%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		44	46,542
Series 2007 5.50%, 7/01/35		1,359	1,477,339
Federal National Mortgage Association 3.00%, 9/01/43, TBA		12,090	11,593,649
3.50%, 9/15/43, TBA		12,635	12,631,052
4.00%, 9/15/43, TBA		20,340	21,010,585
Series 2003 5.50%, 4/01/33		1,076	1,172,462
Series 2004 5.50%, 4/01/34-11/01/34		3,404	3,721,655

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	853	$932,477
Series 2006 5.00%, 1/01/36		3	2,690
Series 2007 4.50%, 8/01/37		256	270,413

			52,858,864

Agency Fixed Rate 15-Year – 2.0%
Federal National Mortgage Association 2.50%, 9/01/28, TBA		20,795	20,635,789

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.549%, 5/01/38(d)		1,794	1,906,081
Federal National Mortgage Association Series 2003 2.81%, 12/01/33(d)		963	1,025,897
Series 2007 2.377%, 3/01/34(d)		1,840	1,945,567

			4,877,545

Total Mortgage Pass-Throughs (cost $77,955,359)			78,372,198

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.4%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		2,903	3,161,300
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,363,399
Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,398,420
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class A4 6.003%, 6/15/49		2,697	3,003,718
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.71%, 6/15/29		6,015	6,122,801
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,486,859
Series 2006-4, Class A1A 5.166%, 12/12/49		3,053	3,326,620
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,029	3,294,782

			35,157,899

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	U.S.$	4,653	$4,811,131

Non-Agency Floating Rate CMBS – 0.3%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(e)		1,855	1,861,201
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		1,615	1,519,425

			3,380,626

Total Commercial Mortgage-Backed Securities (cost $42,432,857)			43,349,656

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.6%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	27,407,143

Germany – 1.2%
KFW Series E 4.375%, 7/04/18	EUR	7,865	11,974,004

Total Governments - Sovereign Agencies (cost $41,235,554)			39,381,147

AGENCIES – 2.9%
Agency Debentures – 2.9%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	11,728,704
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	18,583,822

Total Agencies (cost $28,909,159)			30,312,526

COVERED BONDS – 1.8%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	945,625
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	785,696
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	2,933,060

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BPCE SFH SA 3.625%, 5/12/16(a)	EUR	400	$567,784
Series E 2.75%, 2/16/17		1,800	2,513,655
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,255,635
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	4,847,193
Nationwide Building Society 3.125%, 10/13/16(a)		2,610	3,681,555
Societe Generale SFH Series E 3.25%, 6/06/16(a)		900	1,268,897

Total Covered Bonds (cost $17,679,915)			18,799,100

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	1,990	2,186,513

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,675,638

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	524,115

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,091,358

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,049,632

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,469,125

Total Quasi-Sovereigns (cost $14,948,813)			15,996,381

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.1%
Credit Cards - Floating Rate – 0.5%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(e)	U.S.$	5,500	$5,500,000

Autos - Fixed Rate – 0.4%
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		156	156,564
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	2,102	1,998,766
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)	U.S.$	1,484	1,487,494

			3,642,824

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		144	143,640
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,103	1,104,800

			1,248,440

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.309%, 12/25/32(e)		385	365,617
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.444%, 1/20/35(e)		495	485,447

			851,064

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		359	367,157

Total Asset-Backed Securities (cost $11,729,870)			11,609,485

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(a)		3,326	2,660,800

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		Principal Amount (000)	U.S. $ Value

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	2,944	$3,066,176

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,819	2,097,346

Total Governments - Sovereign Bonds (cost $8,182,187)			7,824,322

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,751,130)		2,340	2,993,351

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		910	804,515

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	2,098,005

Total Emerging Markets - Corporate Bonds (cost $3,041,879)			2,902,520

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.2%
United States – 0.2%
California GO 7.625%, 3/01/40 (cost $2,017,561)		1,985	2,583,100

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.636%, 5/25/35		1,276	1,247,681

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.779%, 5/28/35		392	338,917

Total Collateralized Mortgage Obligations (cost $1,653,637)			1,586,598

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		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.0%
Utility – 0.0%
Electric – 0.0%
FirstEnergy Corp. Series B 4.25%, 3/15/23 (cost $477,317)	U.S.$	476	$432,352

		Shares
SHORT-TERM INVESTMENTS – 9.8%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $23,620,398)		23,620,398	23,620,398

		Principal Amount (000)
U.S. Treasury Bills – 7.5%
U.S. Treasury Bill Zero Coupon, 9/05/13 (cost $78,239,696)	U.S.$	78,240	78,239,696

Total Short-Term Investments (cost $101,860,094)			101,860,094

Total Investments – 103.9% (cost $1,083,962,533)			1,082,245,543
Other assets less liabilities – (3.9)%			(40,759,806)

Net Assets – 100.0%			$1,041,485,737

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	59	December 2013	$12,962,391	$12,965,250	$(2,859)
U.S. T-Note 10 Yr (CBT) Futures	110	December 2013	13,630,732	13,670,937	(40,205)
U.S. T-Bond 30 Yr Futures	198	December 2013	25,861,042	26,117,437	(256,395)

					$(299,459)

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FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	302	CAD	317	9/06/13	$(745)
Barclays Bank PLC Wholesale	PLN	18,257	USD	5,729	10/10/13	92,126
BNP Paribas SA	AUD	43,220	USD	39,711	9/13/13	1,265,158
BNP Paribas SA	MXN	65,711	USD	4,973	9/26/13	65,115
Brown Brothers Harriman & Co.	EUR	156,263	USD	206,953	9/19/13	417,232
Citibank, NA	CZK	207,404	USD	10,477	9/12/13	(172,600)
Citibank, NA	GBP	56,380	USD	86,507	9/19/13	(854,744)
Credit Suisse International	USD	12,308	JPY	1,181,094	9/06/13	(279,070)
Credit Suisse International	USD	4,800	EUR	3,595	9/19/13	(48,196)
Goldman Sachs Capital Markets LP	JPY	6,726,705	USD	67,477	9/06/13	(1,034,218)
JPMorgan Chase Bank, NA	USD	2,215	EUR	1,662	9/19/13	(18,598)
Royal Bank of Canada	USD	224	CAD	230	9/06/13	(4,835)
Royal Bank of Scotland PLC	NOK	48,348	USD	7,955	9/05/13	55,258
Royal Bank of Scotland PLC	USD	16,543	EUR	12,370	9/19/13	(193,450)
Royal Bank of Scotland PLC	NZD	1,590	USD	1,255	9/20/13	27,871
State Street Bank & Trust Co.	NOK	13,165	USD	2,182	9/05/13	30,758
State Street Bank & Trust Co.	CAD	31,892	USD	30,546	9/06/13	269,624
State Street Bank & Trust Co.	EUR	10,525	USD	14,072	9/19/13	160,416
State Street Bank & Trust Co.	USD	3,350	EUR	2,512	9/19/13	(30,653)
State Street Bank & Trust Co.	USD	1,665	GBP	1,074	9/19/13	(1,202)

						$(254,753)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $232,527,294 or 22.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,759,185.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(d)	Variable rate coupon, rate shown as of August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

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Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CZK	– Czech Koruny
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OAT	– Obligations Assimilables du Trésor
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

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BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.0%
United States – 97.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	149,804	$148,075,742
0.125%, 4/15/17-1/15/23 (TIPS)		92,315	92,034,118
0.625%, 7/15/21 (TIPS)(a)		89,133	90,929,705
1.125%, 1/15/21 (TIPS)(a)		14,046	14,847,402
1.25%, 7/15/20 (TIPS)(a)(b)		60,801	65,384,321
1.375%, 7/15/18-1/15/20 (TIPS)(a)		67,087	72,591,431
1.625%, 1/15/18 (TIPS)		22,580	24,599,819
1.875%, 7/15/15-7/15/19 (TIPS)(a)		79,945	87,256,995
2.00%, 7/15/14-1/15/16 (TIPS)(a)		72,657	75,315,196
2.125%, 1/15/19 (TIPS)		22,642	25,388,828
2.50%, 7/15/16 (TIPS)		3,520	3,879,125
2.625%, 7/15/17 (TIPS)		10,133	11,440,455
U.S. Treasury Notes 0.375%, 7/15/23 (TIPS)		19,780	19,270,110

Total Inflation-Linked Securities (cost $739,106,625)			731,013,247

CORPORATES - INVESTMENT GRADES – 19.1%
Industrial – 10.3%
Basic – 1.3%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	746,155
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	783,837
Dow Chemical Co. (The) 4.375%, 11/15/42		1,111	977,827
8.55%, 5/15/19		637	810,505
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		1,400	1,214,211
5.75%, 1/30/21(c)		113	109,045
International Paper Co. 4.75%, 2/15/22		1,710	1,797,779
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,205,513
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	744,466
Vale SA 5.625%, 9/11/42		1,980	1,653,419

			10,042,757

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		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
CRH Finance Ltd. Series E 7.375%, 5/28/14	EUR	1,100	$1,522,234
Embraer SA 5.15%, 6/15/22	U.S.$	550	547,250
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	693,500
Republic Services, Inc. 5.25%, 11/15/21		660	717,162

			3,480,146

Communications - Media – 1.8%
CBS Corp. 5.75%, 4/15/20		1,625	1,800,718
Comcast Corp. 5.15%, 3/01/20		1,064	1,201,377
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,240,535
4.60%, 2/15/21		660	662,497
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	587,820
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		906	896,940
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,733,199
Omnicom Group, Inc. 3.625%, 5/01/22		703	678,891
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,685,835
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,488,382
WPP Finance 2010 4.75%, 11/21/21		1,737	1,780,923

			13,757,117

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,404,264
AT&T, Inc. 5.35%, 9/01/40		1,397	1,390,078
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,685,333
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	139,744
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	853,554

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		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	835	$811,922
Verizon Communications, Inc. 7.35%, 4/01/39		780	969,917

			7,254,812

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,595	1,715,006
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,733,800

			3,448,806

Consumer Cyclical - Other – 0.3%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,632,624
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	830	854,206

			2,486,830

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		336	352,837
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,761	1,741,828

			2,094,665

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		707	656,793
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,716,772
ConAgra Foods, Inc. 3.20%, 1/25/23		591	552,111
Kroger Co. (The) 3.40%, 4/15/22		1,395	1,349,409
Reynolds American, Inc. 3.25%, 11/01/22		899	822,436
Tyson Foods, Inc. 4.50%, 6/15/22		1,985	2,041,751

			7,139,272

Energy – 1.8%
Encana Corp. 3.90%, 11/15/21		2,060	2,041,497
Marathon Petroleum Corp. 5.125%, 3/01/21		590	632,620
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,309,252
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,701,888

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		Principal Amount (000)	U.S. $ Value

Phillips 66 4.30%, 4/01/22	U.S.$	1,567	$1,583,867
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,024,465
Transocean, Inc. 2.50%, 10/15/17		874	865,968
3.80%, 10/15/22		575	537,422
6.375%, 12/15/21		5	5,515
Valero Energy Corp. 6.125%, 2/01/20		998	1,142,871
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	1,929,451

			13,774,816

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	266,434
Baidu, Inc. 2.25%, 11/28/17		280	272,934
3.25%, 8/06/18		977	964,834
Hewlett-Packard Co. 4.65%, 12/09/21		778	762,321
Intel Corp. 4.80%, 10/01/41		1,130	1,108,601
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,847,412
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,053,226
Total System Services, Inc. 2.375%, 6/01/18		530	512,773
3.75%, 6/01/23		542	496,550

			8,285,085

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,232

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		1,085	1,042,999

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,000,935
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,136,704
5.85%, 11/01/16		630	698,966

			2,836,605

			77,436,142

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		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.8%
Banking – 3.3%
Bank of America Corp. 5.00%, 5/13/21	U.S.$	960	$1,016,488
5.625%, 7/01/20		705	775,899
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	1,245	1,846,088
Citigroup, Inc. 5.375%, 8/09/20	U.S.$	496	549,892
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		896	853,870
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,400,772
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	772	1,190,387
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	545	598,544
Series D 6.00%, 6/15/20		685	768,644
HSBC Holdings PLC 5.10%, 4/05/21		1,130	1,235,374
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,018,849
JPMorgan Chase & Co. 4.40%, 7/22/20		715	750,491
Series Q 5.15%, 5/01/23		602	529,760
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	841,478
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		2,413	2,626,962
Murray Street Investment Trust I 4.647%, 3/09/17		184	195,241
National Capital Trust II Delaware 5.486%, 3/23/15(c)		1,090	1,111,800
PNC Bank NA 3.80%, 7/25/23		1,930	1,877,261
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		319	361,268
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,906,460
UBS AG/Stamford CT 5.875%, 7/15/16		655	724,131
7.625%, 8/17/22		929	1,019,574
Vesey Street Investment Trust I 4.404%, 9/01/16		493	524,905

			24,724,138

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		Principal Amount (000)	U.S. $ Value

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16	U.S.$	1,863	$1,850,188

Insurance – 1.7%
American International Group, Inc. 6.40%, 12/15/20		1,660	1,937,900
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,448,234
6.10%, 10/01/41		760	872,115
Humana, Inc. 7.20%, 6/15/18		1,520	1,803,772
Lincoln National Corp. 8.75%, 7/01/19		550	706,969
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,118,605
Prudential Financial, Inc. 5.625%, 6/15/43		940	878,900
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,896,675
WellPoint, Inc. 3.30%, 1/15/23		703	661,234
XL Group PLC 5.25%, 9/15/14		1,590	1,660,706

			12,985,110

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,032,710
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,066,619

			4,099,329

			43,658,765

Utility – 2.6%
Electric – 0.6%
CMS Energy Corp. 5.05%, 3/15/22		669	719,370
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	284,421
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		960	1,093,092
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	744,893
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,780,069

			4,621,845

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,634,243
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,839,164
Enterprise Products Operating LLC 5.20%, 9/01/20		720	801,477
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,406,060
4.15%, 3/01/22		625	621,061
ONEOK, Inc. 4.25%, 2/01/22		2,025	1,888,825
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,680,816
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,053,343
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,580,275
Williams Partners LP 3.80%, 2/15/15		1,660	1,725,424

			15,230,688

			19,852,533

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,313,151
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,419,004

			2,732,155

Total Corporates - Investment Grades (cost $142,939,117)			143,679,595

ASSET-BACKED SECURITIES – 11.6%
Autos - Fixed Rate – 7.2%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,017	3,015,461
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,173,732
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,546,464
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,419,755

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		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,622	$1,620,100
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,716,060
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,084,896
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,766	1,763,308
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,462,356
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,340,967
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,469	1,466,424
Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,250,347
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		1,130	1,131,874
Series 2013-1A, Class A 1.29%, 10/16/17(c)		940	936,451
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,537	1,531,035
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		773	771,164
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,206,418
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	632,863
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,375	2,377,404
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,648,324
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		795	796,757

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)	U.S.$	2,063	$2,060,152
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	592,646
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,313,238
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,171,841
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,054	1,054,046
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		680	680,223
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		568	568,670
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,432	1,430,732
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,863,856
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,104,250
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,080	1,079,882

			53,811,696

Credit Cards - Fixed Rate – 2.4%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,299,982
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		1,905	1,760,613
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,646,127
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,420,846
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,290	2,280,082

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20	U.S.$	2,125	$2,088,190
Series 2012-7, Class A 1.76%, 9/15/22		1,835	1,743,607
Series 2013-1, Class A 1.35%, 3/15/21		1,785	1,729,122
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,298,785
Series 2013-A, Class A 1.61%, 12/15/21		809	785,936

			18,053,290

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(c)(e)		3,034	3,033,856
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.564%, 1/15/18(e)		2,082	2,085,965
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(e)		3,340	3,347,074

			8,466,895

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		1,192	1,193,612
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		73	72,531
Series 2012-A, Class A3 0.94%, 5/15/17		1,487	1,490,210
Series 2013-C, Class A2 0.63%, 1/17/17		1,480	1,479,666
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		554	554,932

			4,790,951

Other ABS - Floating Rate – 0.3%
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(c)(e)		2,401	2,404,488

Total Asset-Backed Securities (cost $88,256,772)			87,527,320

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.8%
Non-Agency Fixed Rate CMBS – 9.9%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47	U.S.$	2,478	$2,711,247
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		805	764,475
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		1,970	1,856,152
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		695	756,907
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,676,146
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		987	948,578
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.992%, 6/15/38		770	765,202
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.966%, 5/15/46		3,835	4,276,052
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,285,373
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,712,016
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,334,438
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,064	2,026,745
GS Mortgage Securities Trust Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	3,965,855
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,875	1,821,585
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,454,058
Series 2007-CB18, Class A1A 5.431%, 6/12/47		3,933	4,328,468

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB19, Class AM 5.90%, 2/12/49	U.S.$	700	$740,823
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,393	3,775,162
Series 2007-LD11, Class A4 6.003%, 6/15/49		1,091	1,215,419
Series 2007-LD12, Class AM 6.196%, 2/15/51		598	648,694
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,900	4,291,684
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,550	1,594,389
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,090	1,098,325
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,289	1,418,892
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,550,413
Series 2006-4, Class A1A 5.166%, 12/12/49		4,811	5,243,368
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,010	3,364,182
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,482,389
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	299,539
Series 2012-C4, Class A5 2.85%, 12/10/45		637	587,454
Series 2013-C5, Class A4 3.185%, 3/10/46		3,276	3,094,458
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,311	3,601,587
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,689,366

			74,379,441

Non-Agency Floating Rate CMBS – 0.5%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(f)		618	655,553

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.886%, 12/05/31(c)(e)	U.S.$	1,010	$1,002,602
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.035%, 11/08/29(c)(e)		2,035	2,017,308

			3,675,463

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,900	2,993,962

Total Commercial Mortgage-Backed Securities (cost $81,863,218)			81,048,866

CORPORATES - NON-INVESTMENT GRADES – 1.8%
Financial Institutions – 0.9%
Banking – 0.8%
Bank of America Corp. Series U 5.20%, 6/01/23		1,362	1,208,775
Barclays Bank PLC 7.625%, 11/21/22		1,213	1,184,191
Citigroup, Inc. 5.95%, 1/30/23		1,935	1,838,250
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)	EUR	1,015	1,938,431

			6,169,647

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22	U.S.$	753	769,943

			6,939,590

Industrial – 0.8%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)		157	147,580

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,232,550
Ball Corp. 5.00%, 3/15/22		1,250	1,228,125

			2,460,675

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		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
DISH DBS Corp. 5.00%, 3/15/23	U.S.$	581	$535,972
Sirius XM Radio, Inc. 4.625%, 5/15/23(c)		154	135,905

			671,877

Communications - Telecommunications – 0.1%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(c)		401	397,993

Consumer Cyclical - Other – 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		1,245	1,229,437

Consumer Non-Cyclical – 0.1%
HCA, Inc. 4.75%, 5/01/23		825	770,344

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	604,940

			6,282,846

Utility – 0.1%
Natural Gas – 0.1%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		535	486,850

Total Corporates - Non-Investment Grades (cost $14,056,924)			13,709,286

MORTGAGE PASS-THROUGHS – 1.4%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.50%, 12/01/42		7,578	7,595,240

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.385%, 11/01/35(e)		1,859	1,960,136
2.549%, 5/01/38(f)		926	983,784

			2,943,920

Total Mortgage Pass-Throughs (cost $10,530,001)			10,539,160

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.3%
United States – 1.3%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42	U.S.$	2,035	$2,004,251
City Public Service Board of San Antonio 5.00%, 2/01/43		1,920	1,934,246
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/41		1,925	1,884,960
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43		1,920	2,030,976
University of California Series 2012G 5.00%, 5/15/37		1,840	1,842,429

Total Local Governments - Municipal Bonds (cost $9,839,392)			9,696,862

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	980,115

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,459,140

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,626,388

Mexico – 0.2%
Petroleos Mexicanos Co. 3.50%, 7/18/18		1,025	1,033,713

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,107,759

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,781,869

Total Quasi-Sovereigns (cost $8,951,104)			8,988,984

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		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)	U.S.$	1,171	$936,800

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(c)		1,445	1,504,968

Total Governments - Sovereign Bonds (cost $2,591,111)			2,441,768

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		473	418,171

Communications - Telecommunications – 0.1%
MTS International Funding Ltd. 5.00%, 5/30/23(c)		322	287,259
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	482,161

			769,420

Consumer Cyclical - Other – 0.0%
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	356,125

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	720,100

Total Emerging Markets - Corporate Bonds (cost $2,420,622)			2,263,816

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $1,106,208)		41,400	995,670

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Bond Inflation Protection Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $13,719,395)	13,719,395	$13,719,395

Total Investments – 146.7% (cost $1,115,380,489)		1,105,623,969
Other assets less liabilities – (46.7)%		(352,108,740)

Net Assets – 100.0%		$753,515,229

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr Futures	763	December 2013	$91,396,755	$91,315,602	$81,153
U.S. T-Note 10 Yr (CBT) Futures	422	December 2013	52,292,446	52,446,688	(154,242)
U.S. T-Bond 30 Yr Futures	149	December 2013	19,461,087	19,654,031	(192,944)

					$(266,033)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	5,661	JPY	549,773	9/06/13	$(61,702)
Barclays Bank PLC Wholesale	USD	3,523	EUR	2,646	9/19/13	(25,680)
Citibank, NA	EUR	8,481	USD	11,246	9/19/13	36,198
Credit Suisse International	USD	7,745	GBP	4,998	9/19/13	(1,312)
Goldman Sachs Capital Markets LP	JPY	549,762	USD	5,515	9/06/13	(84,525)
Royal Bank of Canada	USD	7,408	CAD	7,797	9/06/13	(6,526)
Royal Bank of Scotland PLC	AUD	6,440	USD	5,721	9/13/13	(8,047)
State Street Bank & Trust Co.	CAD	9,218	USD	8,829	9/06/13	77,930

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Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	2	AUD	2	9/13/13	$(65)
UBS AG	GBP	5,770	USD	8,849	9/19/13	(92,583)

						$(166,312)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)		$10,920	5/21/23	2.020%	3 Month LIBOR	$(806,008)
Morgan Stanley & Co., LLC/ (CME Group)	EUR	9,520	5/21/23	1.566%	6 Month EURIBOR	618,814

						$(187,194)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(236,652)
Barclays Bank PLC	7,590	1/17/22	2.050%	3 Month LIBOR	360,087
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(490,985)
Morgan Stanley Capital Services LLC	46,600	3/12/14	0.563%	3 Month LIBOR	(165,943)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 Month LIBOR	893,532
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	608,374

					$968,413

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA: Societe Generale,
5.25% 3/28/13, 12/20/17*	3.00%	1.36%	EUR	1,400	$135,854	$73,156	$62,698

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Anadarko Petroleum Corp.,
5.95%, 9/15/16, 9/20/17*	1.00%	0.67%	$2,140	$32,664	$(61,042)	$93,706

				$168,518	$12,114	$156,404

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2013
Bank of America+	0.11%	—	$7,736,127
Barclays	0.13%	9/09/13	19,837,034
Barclays	0.13%	9/12/13	34,331,219
Barclays+	0.06%	—	27,796,836
Goldman	0.10%	10/23/13	12,137,635
JP Morgan Chase	0.10%	10/24/13	15,218,033
JP Morgan Chase	0.11%	10/15/13	22,028,574
Morgan Stanley	0.10%	10/29/13	84,266,201
Morgan Stanley	0.11%	9/16/13	64,468,803
Morgan Stanley	0.12%	9/10/13	15,180,101
Morgan Stanley	0.13%	10/10/13	49,767,611
Warburg	0.10%	10/22/13	13,202,367

			$365,970,541

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $354,709,053.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $574,516.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $86,690,736 or 11.5% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Variable rate coupon, rate shown as of August 31, 2013.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 70.5%
Industrial – 58.8%
Basic – 5.2%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	355	$374,525
Aleris International, Inc. 7.625%, 2/15/18		582	606,735
7.875%, 11/01/20		466	482,310
ArcelorMittal 6.00%, 3/01/21		600	589,500
6.125%, 6/01/18		1,330	1,369,900
6.75%, 2/25/22(a)		865	880,137
7.50%, 10/15/39		338	310,960
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	458,865
Axiall Corp. 4.875%, 5/15/23(b)		242	224,455
Calcipar SA 6.875%, 5/01/18(b)		479	493,969
Celanese US Holdings LLC 4.625%, 11/15/22		492	455,100
Commercial Metals Co. 6.50%, 7/15/17		1,016	1,092,200
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		174	163,560
GrafTech International Ltd. 6.375%, 11/15/20		365	365,000
Huntsman International LLC 8.625%, 3/15/21		496	553,040
Ineos Finance PLC 7.50%, 5/01/20(b)		376	402,320
8.375%, 2/15/19(b)		425	465,375
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		696	678,600
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)		897	863,362
Molycorp, Inc. 3.25%, 6/15/16(a)		387	264,128
10.00%, 6/01/20		869	855,965
Momentive Performance Materials, Inc. 8.875%, 10/15/20		310	321,625
Novelis, Inc./GA 8.75%, 12/15/20		509	553,537
Peabody Energy Corp. 6.00%, 11/15/18		275	273,625
6.25%, 11/15/21		659	635,935

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(b)	U.S.$	288	$278,640
Polymer Group, Inc. 7.75%, 2/01/19		300	316,500
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	508,515
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		400	415,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	250	357,698
Steel Dynamics, Inc.
5.25%, 4/15/23(b)	U.S.$	307	293,185
6.125%, 8/15/19		515	540,750
6.375%, 8/15/22		1,352	1,409,460
TPC Group, Inc. 8.75%, 12/15/20(b)		422	430,440
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV
5.75%, 2/01/21(b)	EUR	280	365,436
7.375%, 5/01/21(a)(b)	U.S.$	535	547,038

			19,197,390

Capital Goods – 6.0%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(b)		297	288,090
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
4.875%, 11/15/22(b)		775	745,938
5.00%, 11/15/22(b)	EUR	328	418,615
7.375%, 10/15/17(b)		650	913,692
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	698	691,020
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		403	413,075
Bombardier, Inc. 6.125%, 1/15/23(b)		967	952,495
CNH Capital LLC 3.625%, 4/15/18		770	754,600
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	543,750
HD Supply, Inc.
7.50%, 7/15/20(b)		400	418,000
8.125%, 4/15/19		300	333,750
HeidelbergCement Finance Luxembourg SA 7.50%, 4/03/20	EUR	765	1,193,053
Lafarge SA 4.75%, 3/23/20		840	1,152,484
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	572	634,920

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Masco Corp. 7.125%, 3/15/20	U.S.$	650	$731,250
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	312,620
Rexel SA
5.25%, 6/15/20(b)		502	486,940
6.125%, 12/15/19(b)		645	657,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
8.25%, 2/15/21(c)		3,979	3,929,263
9.00%, 4/15/19		638	658,735
9.875%, 8/15/19		400	425,000
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,049,950
Sealed Air Corp.
6.875%, 7/15/33(b)		681	633,330
8.375%, 9/15/21(b)		241	272,631
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(a)(b)		908	939,780
TransDigm, Inc.
5.50%, 10/15/20		370	360,750
7.75%, 12/15/18		1,200	1,284,000
United Rentals North America, Inc. 8.25%, 2/01/21		750	828,750

			22,024,381

Communications - Media – 7.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	915,989
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125%, 2/15/23	U.S.$	985	884,037
5.75%, 1/15/24		565	524,038
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21(b)		644	592,480
6.375%, 9/15/20(b)		490	488,775
Clear Channel Communications, Inc.
9.00%, 12/15/19		910	875,875
10.75%, 8/01/16		534	463,245
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22		525	521,063
Series A
7.625%, 3/15/20		100	99,250
Series WI
6.50%, 11/15/22		1,475	1,475,000
Columbus International, Inc. 11.50%, 11/20/14(b)		698	750,350

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Media Holdings, Inc. 10.50%, 7/15/19	U.S.$	470	$524,050
CSC Holdings LLC 7.625%, 7/15/18		1,140	1,296,750
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		232	217,500
DISH DBS Corp.
5.00%, 3/15/23		2,900	2,675,250
6.75%, 6/01/21		350	364,875
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		566	500,910
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,034,962
Intelsat Jackson Holdings SA
5.50%, 8/01/23(b)		1,044	968,310
7.25%, 10/15/20		1,900	2,028,250
Intelsat Luxembourg SA
6.75%, 6/01/18(b)		706	730,710
8.125%, 6/01/23(b)		485	506,825
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	911,410
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	462,443
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	912,580
Sinclair Television Group, Inc. 6.125%, 10/01/22		576	568,800
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		263	232,098
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		425	416,500
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	420	580,117
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	332	352,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(b)		580	527,800
7.50%, 3/15/19(b)		402	433,910
Univision Communications, Inc.
6.75%, 9/15/22(b)		620	643,250
6.875%, 5/15/19(b)		281	295,753
8.50%, 5/15/21(b)		650	703,625
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	574,750

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance V Ltd. 7.25%, 11/15/21(b)	U.S.$	665	$718,200
Virgin Media Finance PLC 6.375%, 4/15/23(b)		545	540,912
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		641	697,087

			28,010,479

Communications - Telecommunications – 4.4%
CenturyLink, Inc.
Series T
5.80%, 3/15/22		565	532,513
Series U
7.65%, 3/15/42		680	612,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		550	580,250
Frontier Communications Corp.
7.625%, 4/15/24		386	377,315
9.00%, 8/15/31		545	528,650
InterXion Holding NV 6.00%, 7/15/20(b)	EUR	213	285,593
Level 3 Financing, Inc. 7.00%, 6/01/20	U.S.$	800	806,000
MetroPCS Wireless, Inc.
6.25%, 4/01/21(b)		900	897,750
6.625%, 4/01/23(b)		239	237,208
Sprint Capital Corp.
6.875%, 11/15/28		3,030	2,734,575
8.75%, 3/15/32		300	307,500
Sprint Communications, Inc.
6.00%, 11/15/22		785	733,975
9.00%, 11/15/18(b)		945	1,103,287
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	497,502
tw telecom holdings, Inc. 6.375%, 9/01/23(b)	U.S.$	886	881,570
Wind Acquisition Finance SA
6.50%, 4/30/20(b)		1,430	1,430,000
11.75%, 7/15/17(b)		985	1,029,325
Windstream Corp.
7.50%, 4/01/23		715	698,912
7.875%, 11/01/17		675	749,250
8.125%, 9/01/18		900	965,250

			15,988,425

Consumer Cyclical - Automotive – 2.8%
Affinia Group, Inc. 7.75%, 5/01/21(b)		718	737,745

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Allison Transmission, Inc. 7.125%, 5/15/19(b)	U.S.$	298	$313,645
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	424,865
Continental Rubber of America Corp. 4.50%, 9/15/19(b)		799	807,989
Dana Holding Corp. 5.375%, 9/15/21		348	341,910
Delphi Corp. 5.00%, 2/15/23		1,015	1,031,494
Exide Technologies 8.625%, 2/01/18(d)		586	404,340
General Motors Financial Co., Inc.
3.25%, 5/15/18(b)		369	354,240
6.75%, 6/01/18		760	846,450
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	981,265
LKQ Corp. 4.75%, 5/15/23(b)		720	662,400
Meritor, Inc. 8.125%, 9/15/15		185	203,269
Schaeffler Finance BV 4.25%, 5/15/18(b)	EUR	217	286,855
Schaeffler Holding Finance BV
6.875%, 8/15/18(b)(e)	U.S.$	1,649	1,715,397
6.875%, 8/15/18(b)(e)	EUR	544	738,749
UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	412,050

			10,262,663

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	425,425
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–

			425,425

Consumer Cyclical - Other – 2.9%
Boyd Gaming Corp. 9.00%, 7/01/20		870	935,250
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	486,750
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,173,494
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,277,350

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	545	$562,712
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,351,350
Levi Strauss & Co. 6.875%, 5/01/22		579	615,187
M/I Homes, Inc. 8.625%, 11/15/18		790	843,325
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	398,675
MGM Resorts International 6.625%, 7/15/15		1,222	1,301,430
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	347,563
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		503	552,042
Standard Pacific Corp. 8.375%, 5/15/18		500	565,000
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		251	260,413

			10,670,541

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Brighthouse Group Ltd. 7.875%, 5/15/18(b)	GBP	669	1,047,117
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	960	1,070,400
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		255	260,738
Cash America International, Inc. 5.75%, 5/15/18(b)		600	579,000
CST Brands, Inc. 5.00%, 5/01/23(b)		1,572	1,493,400
L Brands, Inc. 5.625%, 2/15/22		503	506,773
6.625%, 4/01/21		400	425,000
Michaels Stores, Inc. 7.75%, 11/01/18		500	538,125
Murphy Oil USA, Inc. 6.00%, 8/15/23(b)		204	202,470
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	553,359
Rite Aid Corp. 10.25%, 10/15/19	U.S.$	648	729,810

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22	U.S.$	606	$606,757
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)(b)		805	815,062
William Carter Co. (The) 5.25%, 8/15/21(b)		160	160,800

			9,383,296

Consumer Non-Cyclical – 10.0%
Agrokor DD 9.875%, 5/01/19(b)	EUR	630	920,067
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	844	913,630
Alere, Inc. 8.625%, 10/01/18		800	861,000
ARAMARK Corp. 5.75%, 3/15/20(b)		244	248,880
Biomet, Inc. 6.50%, 10/01/20		925	922,687
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,080,713
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	794,378
Cerba European Lab SAS 7.00%, 2/01/20(b)	EUR	850	1,114,977
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	685	691,850
8.00%, 11/15/19		396	415,800
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,170,652
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	432,320
Elizabeth Arden, Inc. 7.375%, 3/15/21		355	378,962
Endo Health Solutions, Inc. 7.25%, 1/15/22		255	260,738
Envision Healthcare Corp. 8.125%, 6/01/19		1,123	1,214,244
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		582	628,560
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)(b)		1,535	1,427,550
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	419,650
HCA, Inc. 6.375%, 1/15/15		1,698	1,787,145
6.50%, 2/15/20(a)		3,125	3,355,469

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Health Management Associates, Inc. 7.375%, 1/15/20	U.S.$	329	$367,657
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(b)(e)		728	738,920
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	938,900
Hologic, Inc. 6.25%, 8/01/20	U.S.$	291	303,368
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		600	628,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		995	1,124,350
Jarden Corp. 7.50%, 1/15/20		129	138,030
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,119,037
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,870	1,430,550
Post Holdings, Inc. 7.375%, 2/15/22(b)		185	195,175
7.375%, 2/15/22		398	419,890
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	665	1,052,192
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	848,499
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)	U.S.$	48	49,680
6.625%, 11/15/22(b)		84	86,100
Spectrum Brands, Inc. 6.75%, 3/15/20		900	949,500
Sun Merger Sub, Inc. 5.25%, 8/01/18(b)		660	662,475
5.875%, 8/01/21(b)		281	280,298
Tenet Healthcare Corp. 8.00%, 8/01/20		1,040	1,080,300
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	421,155
Valeant Pharmaceuticals International 6.375%, 10/15/20(b)		800	813,000
6.875%, 12/01/18(b)		825	874,500
7.00%, 10/01/20(b)		1,215	1,275,750
7.25%, 7/15/22(b)		516	546,960
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	600	923,312
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)	U.S.$	982	– 0	–

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VPII Escrow Corp. 7.50%, 7/15/21(b)	U.S.$	272	$291,040

			36,598,410

Energy – 8.0%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	403,200
9.375%, 12/01/17		495	524,700
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(b)		1,337	1,350,370
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(d)		410	2,050
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	749,000
Basic Energy Services, Inc. 7.75%, 2/15/19		500	506,250
Bill Barrett Corp. 7.625%, 10/01/19		400	404,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		123	125,153
Bristow Group, Inc. 6.25%, 10/15/22		222	227,550
Chaparral Energy, Inc. 7.625%, 11/15/22		835	837,087
CHC Helicopter SA 9.25%, 10/15/20		609	624,225
Chesapeake Energy Corp. 2.50%, 5/15/37(a)		1,225	1,202,797
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	810,000
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	989,010
Continental Resources, Inc./OK 4.50%, 4/15/23		985	967,762
5.00%, 9/15/22		814	822,140
Denbury Resources, Inc. 4.625%, 7/15/23		415	370,388
6.375%, 8/15/21		999	1,046,452
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	508,560
9.25%, 12/15/17		800	890,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	874,437
Forest Oil Corp. 7.25%, 6/15/19		739	733,458
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		371	392,409

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hornbeck Offshore Services, Inc. 5.875%, 4/01/20	U.S.$	543	$549,788
Key Energy Services, Inc. 6.75%, 3/01/21		901	889,737
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	389,295
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		1,394	1,282,480
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	502,320
Oil States International, Inc. 6.50%, 6/01/19		722	761,710
Pacific Drilling SA 5.375%, 6/01/20(b)		936	903,240
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	381,060
PHI, Inc. 8.625%, 10/15/18		400	422,500
Pioneer Energy Services Corp. 9.875%, 3/15/18(a)		716	774,175
Precision Drilling Corp. 6.50%, 12/15/21		299	312,455
QEP Resources, Inc. 5.375%, 10/01/22		2,200	2,101,000
Quicksilver Resources, Inc. 7.125%, 4/01/16		152	137,940
Range Resources Corp. 5.75%, 6/01/21		1,060	1,110,350
SandRidge Energy, Inc. 8.75%, 1/15/20		775	809,875
SESI LLC 7.125%, 12/15/21		563	609,448
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)		704	721,600
Tervita Corp. 8.00%, 11/15/18(b)		754	752,115
W&T Offshore, Inc. 8.50%, 6/15/19		550	583,000

			29,355,086

Other Industrial – 1.8%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		650	679,250
B456 Systems, Inc. 3.75%, 4/15/16(d)		270	182,925
General Cable Corp. 5.75%, 10/01/22(b)		387	372,488

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interline Brands, Inc. 10.00%, 11/15/18(e)	U.S.$	590	$635,725
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	739,200
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	960,120
NANA Development Corp. 9.50%, 3/15/19(b)		1,156	1,144,440
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		836	484,880
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		452	454,260
Trionista Holdco GmbH 5.00%, 4/30/20(b)	EUR	413	544,853
Trionista TopCo GmbH 6.875%, 4/30/21(b)		253	337,735

			6,535,876

Services – 2.2%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	1,300	1,087,081
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	241	321,767
8.00%, 1/15/21(b)		270	357,738
Goodman Networks, Inc. 12.125%, 7/01/18	U.S.$	775	828,281
Gtech SpA 8.25%, 3/31/66(b)	EUR	730	1,022,693
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	284	295,360
Mobile Mini, Inc. 7.875%, 12/01/20		309	336,810
Realogy Group LLC 7.625%, 1/15/20(b)		449	502,880
Sabre, Inc. 8.50%, 5/15/19(b)		847	912,642
ServiceMaster Co./TN 7.00%, 8/15/20(a)		319	291,885
8.00%, 2/15/20		342	327,037
Travelport LLC 10.875%, 9/01/16(b)	EUR	300	384,600
Travelport LLC/Travelport Holdings, Inc. 13.875%, 3/01/16(b)(e)	U.S.$	382	399,242
West Corp. 7.875%, 1/15/19		880	943,800

			8,011,816

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 4.6%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(b)	U.S.$	651	$664,020
Avaya, Inc. 7.00%, 4/01/19(b)		102	93,330
10.50%, 3/01/21(b)		972	750,870
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		459	464,737
Brightstar Corp. 9.50%, 12/01/16(b)		883	922,735
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		436	478,510
8.50%, 4/01/19		1,049	1,152,589
Ceridian Corp. 8.875%, 7/15/19(b)		456	513,000
11.00%, 3/15/21(b)		840	970,200
CommScope, Inc. 8.25%, 1/15/19(b)		760	828,400
First Data Corp. 6.75%, 11/01/20(b)		652	663,410
7.375%, 6/15/19(b)		2,875	2,975,625
8.25%, 1/15/21(b)		355	362,988
11.75%, 8/15/21(b)		1,000	935,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16		212	217,300
Infor US, Inc. 9.375%, 4/01/19		318	353,775
10.00%, 4/01/19	EUR	251	364,908
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	481,032
MMI International Ltd. 8.00%, 3/01/17(b)		475	479,750
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	633,150
Sensata Technologies BV 6.50%, 5/15/19(b)		800	850,000
Serena Software, Inc. 10.375%, 3/15/16		702	691,470
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	856,000

			16,702,799

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Series WI 5.50%, 4/01/23		516	480,525

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	360	$369,450
6.25%, 10/15/22		145	147,537
6.75%, 4/15/19		811	864,729
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		400	402,000

			2,264,241

			215,430,828

Financial Institutions – 6.9%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	1,204,552
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	568,009
Barclays Bank PLC 7.75%, 4/10/23		719	734,278
Countrywide Capital III Series B 8.05%, 6/15/27		600	714,000
HBOS Capital Funding LP No. 2 6.071%, 6/30/14(b)		665	640,894
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	936,620
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	386,650
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		1,200	1,068,000
Servus Luxembourg Holding Sca 7.75%, 6/15/18(b)	EUR	384	515,228
Zions Bancorporation 5.80%, 6/15/23	U.S.$	350	308,000

			7,076,231

Brokerage – 0.6%
E*TRADE Financial Corp. 6.375%, 11/15/19		496	520,800
6.75%, 6/01/16		329	347,917
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,402,500

			2,271,217

Finance – 2.4%
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,445,500
Creditcorp 12.00%, 7/15/18(b)		925	945,813

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp. 4.625%, 4/15/21	U.S.$	1,192	$1,084,720
5.875%, 4/01/19		1,200	1,215,744
Residential Capital LLC 9.625%, 5/15/15(d)		193	225,971
SLM Corp. 4.625%, 9/25/17		470	473,525
7.25%, 1/25/22		234	239,265
8.00%, 3/25/20		1,255	1,364,812
8.45%, 6/15/18		1,270	1,447,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		215	220,913

			8,664,063

Insurance – 0.3%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	582,330
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	461,250

			1,043,580

Other Finance – 1.7%
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		585	548,438
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	528,125
Harbinger Group, Inc. 7.875%, 7/15/19(b)		1,231	1,271,007
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,481	1,558,752
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3	1,948
iPayment, Inc. 10.25%, 5/15/18		860	640,700
Renaissance Acquisition Corp. 6.875%, 8/15/21(b)		539	526,873
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		599	631,945
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	539,760

			6,247,548

			25,302,639

Utility – 4.8%
Electric – 2.9%
AES Corp./VA 4.875%, 5/15/23		382	350,485
7.375%, 7/01/21		489	533,010
8.00%, 10/15/17		612	703,800

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Calpine Corp. 7.875%, 1/15/23(b)	U.S.$	450	$482,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)		994	1,005,183
10.00%, 12/01/20		792	834,570
10.00%, 12/01/20(b)		694	729,568
11.25%, 12/01/18(b)(e)		395	310,340
FirstEnergy Corp. Series C 7.375%, 11/15/31		596	603,070
GenOn Americas Generation LLC 8.50%, 10/01/21		725	772,125
GenOn Energy, Inc. 7.875%, 6/15/17		840	911,400
NRG Energy, Inc. 7.875%, 5/15/21		901	968,575
8.25%, 9/01/20		825	905,438
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	388,125
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	300	431,188
Techem GmbH 6.125%, 10/01/19(b)	U.S.$	300	425,891
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	529,846

			10,885,239

Natural Gas – 1.9%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		556	517,080
6.125%, 7/15/22		199	204,473
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		917	951,387
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,765	1,900,238
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,040	1,105,000
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(b)		571	509,617
5.50%, 4/15/23		387	373,455
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(b)		1,000	955,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	330	$349,800

			6,866,050

			17,751,289

Total Corporates - Non-Investment Grades (cost $251,956,668)			258,484,756

CORPORATES - INVESTMENT GRADES – 4.6%
Financial Institutions – 2.5%
Banking – 1.3%
BNP Paribas SA 5.186%, 6/29/15(a)(b)		957	946,234
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		410	436,650
Credit Suisse AG 6.50%, 8/08/23(b)		475	477,993
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)		674	954,190
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		345	303,600
Sovereign Bank/Wilmington DE 8.75%, 5/30/18		360	429,862
Turkiye Garanti Bankasi AS 5.25%, 9/13/22(b)		672	569,779
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	422,869

			4,541,177

Finance – 0.3%
Air Lease Corp. 5.625%, 4/01/17		294	315,315
General Electric Capital Corp. Series A 7.125%, 6/15/22		800	880,000

			1,195,315

Insurance – 0.5%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	851,250
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)(c)		489	543,227
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	451,610

			1,846,087

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
EPR Properties 7.75%, 7/15/20	U.S.$	842	$949,023
Senior Housing Properties Trust 6.75%, 12/15/21		600	653,643

			1,602,666

			9,185,245

Industrial – 1.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(b)		419	529,896
LyondellBasell Industries NV 6.00%, 11/15/21		339	384,454
Plains Exploration & Production Co. 6.50%, 11/15/20		344	366,200
6.75%, 2/01/22		1,485	1,579,632

			2,860,182

Communications - Media – 0.6%
Myriad International Holdings BV 6.00%, 7/18/20(b)		420	430,241
Time Warner Cable, Inc. 4.50%, 9/15/42		1,265	983,374
5.875%, 11/15/40		985	885,502

			2,299,117

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	702,429

Consumer Cyclical - Other – 0.0%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		94	99,640

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,533

			6,467,901

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. 5.375%, 1/27/21		850	830,011

Utility – 0.1%
Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	467,250

Total Corporates - Investment Grades (cost $16,190,295)			16,950,407

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.1%
Industrial – 4.1%
Basic – 0.3%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(i)	U.S.$	600	$602,492
Macdermid, Incorporated 7.75%, 12/07/20(i)		225	227,250
Unifrax Holding Co. 5.25%, 11/28/18(i)	EUR	249	329,582

			1,159,324

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(i)	U.S.$	516	517,770

Communications - Media – 0.3%
TWCC Holding Corp. 7.00%, 6/26/20(i)		1,050	1,076,250

Consumer Cyclical - Automotive – 0.8%
Exide Technologies 9.00%, 10/09/14		1,092	1,092,058
Navistar, Inc. 5.75%, 8/17/17(i)		420	425,775
TI Group Automotive Systems, LLC 5.50%, 3/28/19(i)		776	775,834
Veyance Technologies, Inc. 5.25%, 9/08/17(i)		648	643,998

			2,937,665

Consumer Cyclical - Entertainment – 0.7%
Alpha Topco Limited 4.50%, 4/30/19(i)		998	1,003,236
Harrah’s Las Vegas Propco, LLC 3.68%, 2/13/14(i)		1,125	1,070,437
Station Casinos LLC 5.00%, 3/02/20(i)		374	376,558

			2,450,231

Consumer Cyclical - Retailers – 0.1%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(i)		496	500,716

Consumer Non-Cyclical – 0.5%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(i)		400	407,752
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(i)		800	802,504
New HB Acquisition, LLC 6.75%, 4/09/20(i)		560	573,300

			1,783,556

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(i)	U.S.$	274	$271,061
Gardner Denver Inc. 4.25%, 7/30/20(i)		300	298,344

			569,405

Services – 0.4%
Supervalu, Inc. 5.00%, 3/21/19(i)		548	549,506
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(i)		736	761,464

			1,310,970

Technology – 0.8%
Blackboard, Inc. 11.50%, 4/04/19(i)		1,100	1,112,375
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/30/18(i)		800	768,000
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		672	607,038

			2,487,413

Total Bank Loans (cost $14,654,400)			14,793,300

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Non-Agency Floating Rate – 1.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA4, Class 1A1A 0.374%, 8/25/47(i)		1,631	1,285,702
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.404%, 6/25/37(i)		579	443,875
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.404%, 7/19/47(i)		878	696,756
Lehman XS Trust Series 2007-4N, Class 3A2A 0.909%, 3/25/47(i)		280	211,947

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QO6, Class A3 0.444%, 6/25/46(i)	U.S.$	2,761	$1,223,680
Series 2007-QH6, Class A1 0.374%, 7/25/37(i)		1,581	1,178,713
Series 2007-QO1, Class A1 0.334%, 2/25/47(i)		1,286	942,016
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.658%, 8/25/47(i)		610	464,634

			6,447,323

Non-Agency Fixed Rate – 1.4%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		406	353,027
IndyMac Index Mortgage Loan Trust Series 2006-AR31 5.035%, 11/25/36		1,235	1,071,329
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.717%, 9/25/35		1,602	1,284,322
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		1,061	885,835
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		1,074	865,579
Series 2006-QS4, Class A2 6.00%, 4/25/36		896	690,054

			5,150,146

Total Collateralized Mortgage Obligations (cost $11,603,450)			11,597,469

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.4%
Basic – 0.3%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	267,316
9.25%, 4/19/14(b)		8	8,393
Vedanta Resources PLC 6.00%, 1/31/19(b)		400	361,933
8.75%, 1/15/14(b)		439	442,293

			1,079,935

Capital Goods – 0.1%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)(i)		335	362,637

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)	U.S.$	1,025	$1,081,375

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(b)		498	405,926
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	509,515
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	916,379
Marfrig Holding Europe BV 8.375%, 5/09/18(b)	U.S.$	997	909,763
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	227,400
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		925	897,250
Tonon Bioenergia SA 9.25%, 1/24/20(b)		775	658,761
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(b)		850	788,375
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	627,750

			5,941,119

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	451,050

			8,916,116

Financial Institutions – 0.5%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		875	857,500

Finance – 0.3%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(b)		850	878,974

			1,736,474

Total Emerging Markets - Corporate Bonds (cost $11,428,040)			10,652,590

GOVERNMENTS - TREASURIES – 2.6%
Canada – 0.4%
Canadian Government Bond
2.00%, 6/01/16	CAD	550	531,061
3.25%, 6/01/21		925	931,955

			1,463,016

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.8%
United Kingdom Gilt 2.00%, 1/22/16(j)	GBP	1,725	$2,760,648

United States – 1.4%
U.S. Treasury Bonds 3.125%, 11/15/41(j)	U.S.$	1,755	1,586,629

U.S. Treasury Notes
1.00%, 8/31/16(j)		1,000	1,006,172
2.25%, 11/30/17		2,500	2,595,118

			5,187,919

Total Governments - Treasuries (cost $9,797,443)			9,411,583

		Shares
COMMON STOCKS – 2.1%
Air Canada(f)		237,000	623,270
Amkor Technology, Inc.(f)		130,959	525,146
Axiall Corp.		5,713	228,691
Beazer Homes USA, Inc.(f)		25,754	436,273
Charter Communications, Inc. – Class A(f)		3,500	424,970
Crown Castle International Corp.(f)		9,194	638,247
Greektown Superholdings, Inc.(f)(g)(h)		397	35,730
Isle of Capri Casinos, Inc.(f)		59,535	444,131
Keystone Automotive Operations, Inc.(g)(h)		61,065	726,060
Las Vegas Sands Corp.		8,388	472,664
LifePoint Hospitals, Inc.(f)		13,469	609,203
LyondellBasell Industries NV – Class A		6,076	426,231
Neenah Enterprises, Inc.(f)(g)(h)		58,199	201,951
Nortek, Inc.(f)		8,380	561,041
SBA Communications Corp. – Class A(f)		9,819	736,425
Seagate Technology PLC		6,266	240,113
Travelport LLC(f)		255,000	233,325

Total Common Stocks (cost $7,444,103)			7,563,471

PREFERRED STOCKS – 2.0%
Financial Institutions – 1.9%
Banking – 1.1%
GMAC Capital Trust I 8.125%		37,000	980,870
Goldman Sachs Group, Inc. (The) 5.50%		28,200	638,730
Royal Bank of Scotland Group PLC 6.40%		45,000	916,200

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

US Bancorp/MN 6.50%		35,000	$915,600
Zions Bancorporation 9.50%		27,300	681,954

			4,133,354

Insurance – 0.5%
Mt. Logan Re 0.00%(f)(h)		1,900	1,946,469

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	328,344
Sovereign Real Estate Investment Trust 12.00%(b)		624	802,177

			1,130,521

			7,210,344

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal 6.00%		9,350	194,106

Total Preferred Stocks (cost $7,285,200)			7,404,450

	Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.7%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	167	165,985
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		1,000	949,659
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.82%, 4/10/38		1,000	995,780
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,540,195
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,354,248

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	315	$300,275
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		1,000	903,630

Total Commercial Mortgage-Backed Securities (cost $6,088,790)			6,209,772

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	690,284
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,240	1,173,166

			1,863,450

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 4.957%, 3/25/36(i)		1,359	806,196

Total Asset-Backed Securities (cost $2,238,390)			2,669,646

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		165	110,497
California GO 7.60%, 11/01/40		325	425,893
7.95%, 3/01/36		700	798,791
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		310	206,454
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		565	379,392
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		220	140,166

Total Local Governments - Municipal Bonds (cost $1,940,651)			2,061,193

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Bahrain – 0.1%
Bahrain Government International Bond 6.125%, 8/01/23(b)	U.S.$	460	$441,600

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,163,900

Total Governments - Sovereign Bonds (cost $1,578,857)			1,605,500

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Kazakhstan – 0.4%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)		875	913,456
KazMunayGas National Co. 9.125%, 7/02/18(b)		500	597,500

Total Quasi-Sovereigns (cost $1,347,070)			1,510,956

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.3%
Argentina Boden Bonds 7.00%, 10/03/15		1,000	888,445

Serbia – 0.1%
Republic of Serbia 4.875%, 2/25/20(b)		578	521,528

Total Emerging Markets - Sovereigns (cost $1,341,858)			1,409,973

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.2%
Swaptions – 0.1%
CDX-NAHY.20 RTP Citibank, N.A. Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669
CDX-NAHY.20 RTP Deutsche Bank AG Expiration: Sep 2013, Exercise Rate: 103.00%(f)		9,360	53,008
Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669

			288,346

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

High-Yield Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

Options on Equities – 0.1%
Hovnanian Enterprises A Expiration: Jan 2014, Exercise Price: $5.50(f)(k)	1,024	$92,160
Standard Pacific Corp. Expiration: Jan 2014, Exercise Price: $8.00(f)(k)	319	43,065
Expiration: Jan 2014, Exercise Price: $10.00(f)(k)	264	79,860
Toll Brothers, Inc. Expiration: Jan 2014, Exercise Price: $30.00(f)(k)	139	36,835
Expiration: Jan 2014, Exercise Price: $35.00(f)(k)	137	78,090

		330,010

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2013, Exercise Price: $147.00(f)(k)	660	11,220
Expiration: Sep 2013, Exercise Price: $149.00(f)(k)	470	10,810
Expiration: Sep 2013, Exercise Price: $162.00(f)(k)	220	44,330
Expiration: Oct 2013, Exercise Price: $152.00(f)(k)	440	47,300
Expiration: Oct 2013, Exercise Price: $162.00(f)(k)	220	73,810

		187,470

Total Options Purchased - Puts (premium paid $1,044,526)		805,826

OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Jan 2014, Exercise Price: $25.00(f)(k)	3,131	70,447
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $20.00(f)(k)	480	170,400

Total Options Purchased - Calls (premium paid $745,240)		240,847

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,643	443

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iPayment Holdings, Inc., expiring 11/15/18(f)(g)(h)	272	$	– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)(h)	671		– 0	–

Total Warrants (cost $0)			443

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(l) (cost $10,999,254)	10,999,254		10,999,254

Total Investments – 99.5% (cost $357,684,235)			364,371,436
Other assets less liabilities – 0.5%			2,181,528

Net Assets – 100.0%			$366,552,964

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	101	September 2013	$3,752,484	$3,640,181	$(112,303)
Russell 2000 Mini Index Futures	7	September 2013	688,843	707,070	18,227
S&P 500 E Mini Index Futures	13	September 2013	1,106,323	1,060,345	(45,978)
U.S. T-Note 2 Yr Futures	176	December 2013	38,665,278	38,676,000	10,722
U.S. T-Note 5 Yr Futures	323	December 2013	38,594,720	38,656,539	61,819
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	79	December 2013	9,786,842	9,818,219	(31,377)

					$(98,890)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	18,425	USD	24,431	9/19/13	$78,639
Credit Suisse International	EUR	327	USD	434	9/19/13	2,482
Deutsche Bank AG London	USD	1,793	CAD	1,881	9/06/13	(7,725)

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High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	USD	1,869	JPY	181,444	9/06/13	$(20,510)
Deutsche Bank AG London	EUR	1,301	USD	1,741	9/19/13	21,948
Deutsche Bank AG London	GBP	7,719	USD	11,859	9/19/13	(102,015)
Deutsche Bank AG London	USD	3,684	MXN	48,614	9/26/13	(53,248)
Goldman Sachs Capital Markets LP	JPY	181,427	USD	1,820	9/06/13	(27,894)
Royal Bank of Canada	CAD	4,094	USD	3,922	9/06/13	35,852
State Street Bank & Trust Co.	NOK	77	USD	12	9/05/13	(155)
State Street Bank & Trust Co.	USD	1,080	EUR	813	9/19/13	(5,977)
State Street Bank & Trust Co.	USD	36	GBP	23	9/19/13	(423)

						$(79,026)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
Goodyear Tire & Rubber Co.(k)	160	$17.00	January 2015	$65,593	$(83,200)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00%	9/18/13	$6,600	$27,720	$(1,852)
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00	9/18/13	6,600	28,050	(1,853)
CDX-NAHY Series 20, 5 Year Index	Citibank, NA	Sell	99.00	10/16/13	18,400	55,200	(69,685)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	9/18/13	18,620	45,619	(13,898)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	10/16/13	18,620	83,790	(70,518)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	96,000	(5,308)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	92,160	(5,308)

						$428,539	$(168,422)

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INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	$50,000	10/29/14	0.410%	3 Month LIBOR	$(85,922)
Credit Suisse International	12,000	1/31/15	0.435%	3 Month LIBOR	(5,768)
Credit Suisse International	7,710	5/01/15	0.348%	3 Month LIBOR	8,072
Credit Suisse International	40,000	4/08/18	0.925%	3 Month LIBOR	1,120,448

					$1,036,830

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Agent/ Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	4.04	3,800	$(185,778)	$(147,294)	$(38,484)

Sale Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	4.04	4,224	206,507	164,361	42,146

				$20,729	$17,067	$3,662

*	Termination date

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-NAHY Series 20, 5 Year Index 6/20/18*	(5.00)%	4.04%		$1,610	$(78,711)	$(45,883)	$(32,828)
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63	EUR	244	(7,608)	(8,341)	733
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63		190	(5,924)	2,543	(8,467)
Barclays Bank PLC:
Liz Claiborne, Inc., 5.00%, 7/08/13, 12/20/13*	(5.00)	0.23		$180	(4,514)	428	(4,942)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
The McClatchy Co., 5.75%, 9/01/17, 12/20/13*	(5.00)%	0.86%	$ 180	$(4,161)	$802	$(4,963)
Citibank, NA: CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)	3.28	3,960	(272,800)	(21,705)	(251,095)
Goldman Sachs Bank USA: CDX-NAHY Series 11, 5 Year Index, 12/20/13*	– 0	–	119.31	464	150,657	30,679	119,978
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.63	16,500	(262,114)	75,041	(337,155)
JPMorgan Chase Bank, NA: CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.54	8,300	(140,747)	103,245	(243,992)
MBIA, Inc., 6.625%, 10/01/28, 12/20/13*	(5.00)	0.77	370	(8,656)	4,625	(13,281)
Morgan Stanley Capital Services LLC: AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	568	34,545	14,730	19,815
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	567	34,484	15,909	18,575
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	252	19,648	16,661	2,987
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	1,440	112,417	125,576	(13,159)
CDX-EM Series 17, 5 Year Index, 6/20/17*	(5.00)	3.30	9,800	(669,721)	(922,437)	252,716
CDX-NAIG Series 20, 5 Year Index 6/20/18*	(1.00)	0.84	6,840	(64,044)	(91,577)	27,533
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	5.73	208	4,360	(8,017)	12,377
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	EUR 165	(8,320)	10,365	(18,685)
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	235	(11,849)	15,043	(26,892)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG: Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)%	5.84%	$140	$3,548	$4,822	$(1,274)
Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	5.84	224	5,676	7,710	(2,034)

Sale Contracts
Bank of America, NA: CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	917	(98,396)	(139,846)	41,450
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%	459	(49,198)	(69,771)	20,573
Sanmina -SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	2.19	640	69,700	(27,657)	97,357
Barclays Bank PLC: Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	710	24,644	(41,891)	66,535
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	350	12,148	(25,077)	37,225
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	264	7,435	4,180	3,255
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	236	6,646	3,737	2,909
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	500	(3,266)	(34,068)	30,802
Clear Channel Communications, Inc., 6.875%, 6/15/18, 12/20/14*	5.00	7.45	440	(11,720)	(28,225)	16,505
Clear Channel Communications, Inc., 6.875%, 6/15/18, 3/20/16*	5.00	11.27	200	(28,589)	(43,237)	14,648
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	2.43	1,850	139,176	(28,395)	167,571
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	1.48	640	88,196	(2,919)	91,115

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High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00%	2.34%	$470	$48,440	$(19,942)	$68,382
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	689	56,985	42,728	14,257
NXP BV, 2.961%, 10/15/13, 3/20/16*	5.00	1.32	550	55,287	16,530	38,757
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	1.40	430	60,771	23,211	37,560
Univision Communications, Inc., 8.50%, 5/15/21, 6/20/16*	5.00	0.92	550	67,230	(9,499)	76,729
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00%	3.01%	650	51,057	14,324	36,733
Citibank, NA: MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	909	75,181	57,976	17,205
Credit Suisse International: American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	580	45,989	11,029	34,960
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	101	8,029	9,110	(1,081)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	89	7,075	8,465	(1,390)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	332	27,459	22,049	5,410
United States Steel Corp., 6.65%, 6/01/37, 12/20/17*	5.00	4.98	440	3,272	(33,056)	36,328
Wind Acquisition Finance S.A., 5.00%, 12/31/45, 6/20/16*	5.00	3.54	520	23,549	13,167	10,382
Deutsche Bank AG:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	459	(49,238)	(75,646)	26,408
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	421	33,382	5,803	27,579
CDX-NAHY Series 15, 3 Year Index, 12/20/13*	5.00	8.49	4,451	(2,483)	(119,685)	117,202
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	900	(5,880)	(62,125)	56,245

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High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%		$917	$(98,398)	$(152,069)	$53,671
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,198)	(70,908)	21,710
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	2.15		1,250	139,024	(67,158)	206,182
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	4.16	EUR	590	28,484	(90,836)	119,320
Mediacom LLC, 9.125%, 8/15/19, 3/20/16*	5.00	1.05		$1,070	113,611	(23,035)	136,646
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		230	4,818	(15,313)	20,131
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		225	4,713	(14,761)	19,474
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 8.35%, 3/15/16, 6/20/16*	5.00	2.11		277	23,962	(16,878)	40,840
Morgan Stanley Capital Services LLC:
AK Steel Holding Corp., 7.625%, 5/15/20, 3/20/16*	5.00	8.45		550	(37,542)	4,516	(42,058)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		400	(90,209)	(69,856)	(20,353)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		399	(89,983)	(67,834)	(22,149)
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		1,120	(261,523)	(273,640)	12,117
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		175	(40,863)	(38,458)	(2,405)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,197)	(71,204)	22,007
NXP BV, 2.961%, 10/15/13, 6/20/17*	5.00	2.19	EUR	230	33,371	(11,275)	44,646
NXP BV, 2.961%, 10/15/13, 9/20/17*	5.00	2.40		330	47,941	(17,967)	65,908
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	2.38		$1,050	106,306	(67,723)	174,029
HCA Inc., 6.375%, 1/15/15, 6/20/17*	5.00	2.31		1,720	181,069	(2,622)	183,691
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	2.02		850	98,661	(38,932)	137,593

					$(445,906)	$(2,304,464)	$1,858,558

*	Termination date

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High-Yield Portfolio—Portfolio of Investments

DIVIDEND SWAPS (see Note C)

Dividend Yield On	Counterparty	Notional Amount (000)	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Dividend Futures	Credit Suisse International	$ 193	91.80%	12/19/14	$41,910
Euro Stoxx 50 Index Dividend Futures	UBS AG	154	90.20%	12/18/15	28,476

					$70,386

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	Burger King Worldwide, Inc.	23,000	0.27%	$446	8/20/14	Citibank, NA	$(4,173)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2013
Credit Suisse Securities (USA) LLC+	(3.00	)%*	12/31/13	$233,554
Credit Suisse Securities (USA) LLC+	(1.75	)%*	12/31/13	466,041
Credit Suisse Securities (USA) LLC+	(1.00	)%*	12/31/13	950,866
Credit Suisse Securities (USA) LLC+	(0.50	)%*	12/31/13	826,499
Credit Suisse Securities (USA) LLC+	(0.38	)%*	12/31/13	1,181,865
Credit Suisse Securities (USA) LLC+	(0.15	)%*	12/31/13	881,960
Credit Suisse Securities (USA) LLC+	(0.05	)%*	12/31/13	642,939
Credit Suisse Securities (USA) LLC+	0.00%		12/31/13	5,528,472
Deutsche Bank Securities, Inc.+	0.00%		12/31/13	1,356,750
ING+	(2.00	)%*	12/31/13	820,485

				$12,889,431

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $12,750,155.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $124,815,274 or 34.0% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

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High-Yield Portfolio—Portfolio of Investments

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,937,975.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar

EUR	– Euro

GBP	– Great British Pound

JPY	– Japanese Yen

MXN	– Mexican Peso

NOK	– Norwegian Krone

USD	– United States Dollar

Glossary:

ARMs	– Adjustable Rate Mortgages

CBT	– Chicago Board of Trade

CDX-EM	– Emerging Market Credit Default Swap Index

CDX-NAHY	– North American High Yield Credit Default Swap Index

CDX-NAIG	– North American Investment Grade Credit Default Swap Index

CMBS	– Commercial Mortgage-Backed Securities

ETF	– Exchange Traded Fund

GO	– General Obligation

JSFC	– Joint Stock Financial Corporation

LIBOR	– London Interbank Offered Rates

REIT	– Real Estate Investment Trust

RTP	– Real Time Pricing

SPDR	– Standard & Poor’s Depository Receipt

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 28.0%
Capital Markets – 1.2%
E*Trade Financial Corp.(a)	267,020	$3,748,961

Commercial Banks – 10.4%
Associated Banc-Corp.	197,790	3,154,751
CapitalSource, Inc.	316,180	3,651,879
Comerica, Inc.	99,390	4,059,088
First Niagara Financial Group, Inc.	388,458	3,923,426
Huntington Bancshares, Inc./OH	576,630	4,751,431
Popular, Inc.(a)	141,437	4,393,033
Susquehanna Bancshares, Inc.	183,883	2,318,765
Webster Financial Corp.	67,440	1,784,462
Zions Bancorporation	162,350	4,540,929

		32,577,764

Insurance – 9.3%
American Financial Group, Inc./OH	26,422	1,361,526
Aspen Insurance Holdings Ltd.	126,540	4,501,028
Fidelity National Financial, Inc. – Class A	188,460	4,468,386
Genworth Financial, Inc. – Class A(a)	348,140	4,108,052
Reinsurance Group of America, Inc. – Class A	45,610	2,955,984
Torchmark Corp.	56,820	3,914,330
Unum Group	123,570	3,649,022
Validus Holdings Ltd.	113,730	3,936,195

		28,894,523

Real Estate Investment Trusts (REITs) – 7.1%
BioMed Realty Trust, Inc.	141,210	2,599,676
Camden Property Trust	46,040	2,844,812
LTC Properties, Inc.	75,670	2,680,988
Medical Properties Trust, Inc.	185,050	2,137,328
Mid-America Apartment Communities, Inc.	43,980	2,711,807
Parkway Properties, Inc./MD	164,170	2,684,179
Plum Creek Timber Co., Inc.	48,490	2,148,592
RLJ Lodging Trust	190,200	4,370,796

		22,178,178

		87,399,426

Information Technology – 17.9%
Communications Equipment – 0.8%
Harris Corp.	45,740	2,590,256

Electronic Equipment, Instruments & Components – 9.3%
Anixter International, Inc.(a)	34,430	2,876,971
Arrow Electronics, Inc.(a)	101,010	4,688,884
AU Optronics Corp. (Sponsored ADR)(a)	481,384	1,848,515

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.(a)	121,560	$4,687,354
Flextronics International Ltd.(a)	247,200	2,219,856
Insight Enterprises, Inc.(a)	138,423	2,645,263
Jabil Circuit, Inc.	168,810	3,852,244
TTM Technologies, Inc.(a)	254,668	2,429,533
Vishay Intertechnology, Inc.(a)	292,120	3,578,470

		28,827,090

IT Services – 2.2%
Amdocs Ltd.	113,030	4,166,286
Convergys Corp.	159,400	2,810,222

		6,976,508

Semiconductors & Semiconductor Equipment – 4.5%
Amkor Technology, Inc.(a)(b)	278,881	1,118,313
Entegris, Inc.(a)	350,730	3,296,862
Lam Research Corp.(a)	82,090	3,831,140
Micron Technology, Inc.(a)	147,230	1,997,911
MKS Instruments, Inc.	77,304	1,936,465
SunEdison, Inc.(a)	242,280	1,783,181

		13,963,872

Software – 1.1%
Electronic Arts, Inc.(a)	126,630	3,373,423

		55,731,149

Consumer Discretionary – 17.8%
Auto Components – 4.9%
Dana Holding Corp.	154,160	3,231,194
Lear Corp.	64,560	4,438,500
Tenneco, Inc.(a)	77,380	3,569,539
TRW Automotive Holdings Corp.(a)	59,970	4,142,128

		15,381,361

Automobiles – 1.3%
Thor Industries, Inc.	81,500	4,175,245

Hotels, Restaurants & Leisure – 0.7%
MGM Resorts International(a)	123,652	2,187,404

Household Durables – 3.2%
Meritage Homes Corp.(a)	90,370	3,607,570
NVR, Inc.(a)	3,606	3,086,051
PulteGroup, Inc.	205,520	3,162,953

		9,856,574

Media – 2.6%
Gannett Co., Inc.	154,780	3,728,650
Regal Entertainment Group – Class A	246,680	4,413,106

		8,141,756

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.9%
Abercrombie & Fitch Co. – Class A	52,040	$1,837,532
GameStop Corp. – Class A	48,760	2,448,240
Men’s Wearhouse, Inc. (The)	119,190	4,487,503
Office Depot, Inc.(a)	783,140	3,281,357

		12,054,632

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	248,340	3,658,048

		55,455,020

Materials – 9.2%
Chemicals – 3.5%
Axiall Corp.	71,050	2,844,132
Chemtura Corp.(a)	172,700	3,785,584
Huntsman Corp.	244,100	4,271,750

		10,901,466

Containers & Packaging – 2.3%
Avery Dennison Corp.	80,620	3,447,311
Graphic Packaging Holding Co.(a)	464,590	3,860,743

		7,308,054

Metals & Mining – 3.4%
Commercial Metals Co.	237,070	3,527,602
Reliance Steel & Aluminum Co.	48,960	3,265,142
Steel Dynamics, Inc.	243,800	3,720,388

		10,513,132

		28,722,652

Industrials – 8.3%
Commercial Services & Supplies – 0.9%
Steelcase, Inc. – Class A	191,400	2,779,128

Construction & Engineering – 1.8%
Granite Construction, Inc.	114,410	3,240,091
Tutor Perini Corp.(a)	119,600	2,293,928

		5,534,019

Electrical Equipment – 1.1%
General Cable Corp.	112,410	3,431,877

Machinery – 2.4%
Terex Corp.(a)	132,710	3,848,590
Timken Co.	65,950	3,697,157

		7,545,747

Road & Rail – 1.4%
Con-way, Inc.	106,520	4,431,232

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	127,700	$2,081,510

		25,803,513

Energy – 7.4%
Energy Equipment & Services – 2.7%
Bristow Group, Inc.	41,660	2,737,062
Helix Energy Solutions Group, Inc.(a)	111,930	2,801,608
Helmerich & Payne, Inc.	47,480	2,993,139

		8,531,809

Oil, Gas & Consumable Fuels – 4.7%
Bill Barrett Corp.(a)(b)	138,780	2,987,933
Cimarex Energy Co.	58,460	4,899,533
Stone Energy Corp.(a)	84,010	2,301,874
Western Refining, Inc.	150,410	4,411,525

		14,600,865

		23,132,674

Utilities – 4.8%
Electric Utilities – 2.2%
NV Energy, Inc.	126,820	2,973,929
PNM Resources, Inc.	181,450	3,975,569

		6,949,498

Gas Utilities – 2.6%
Atmos Energy Corp.	100,880	4,070,508
UGI Corp.	102,370	4,012,904

		8,083,412

		15,032,910

Health Care – 4.0%
Health Care Providers & Services – 4.0%
Health Net, Inc./CA(a)	141,150	4,259,907
LifePoint Hospitals, Inc.(a)	87,358	3,951,202
Universal Health Services, Inc. – Class B	62,820	4,256,055

		12,467,164

Consumer Staples – 1.8%
Food Products – 1.8%
Dean Foods Co.(a)	146,095	2,799,180
Dole Food Co., Inc.(a)	217,320	2,981,631

		5,780,811

Total Common Stocks (cost $246,747,398)		309,525,319

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,671,755)	2,671,755	2,671,755

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $249,419,153)		$312,197,074

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,273,099)	4,273,099	4,273,099

Total Investments – 101.4% (cost $253,692,252)		316,470,173
Other assets less liabilities – (1.4)%		(4,515,751)

Net Assets – 100.0%		$311,954,422

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Industrials – 23.0%
Aerospace & Defense – 2.8%
Hexcel Corp.(a)	154,855	$5,508,192
TransDigm Group, Inc.	24,361	3,337,457

		8,845,649

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	82,680	3,353,501

Electrical Equipment – 1.2%
AMETEK, Inc.	85,701	3,678,287

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	63,260	4,213,116

Machinery – 9.5%
Actuant Corp. – Class A	111,792	3,993,210
Chart Industries, Inc.(a)	40,985	4,679,667
IDEX Corp.	86,475	5,134,021
Joy Global, Inc.	64,610	3,173,643
Lincoln Electric Holdings, Inc.	76,290	4,770,414
Middleby Corp.(a)	21,180	3,938,209
Valmont Industries, Inc.	31,781	4,289,164

		29,978,328

Marine – 1.6%
Kirby Corp.(a)	64,788	5,210,899

Professional Services – 2.4%
Robert Half International, Inc.	105,320	3,714,636
WageWorks, Inc.(a)	94,701	3,952,820

		7,667,456

Road & Rail – 1.4%
Genesee & Wyoming, Inc. – Class A(a)	51,713	4,477,312

Trading Companies & Distributors – 1.7%
United Rentals, Inc.(a)	98,830	5,412,919

		72,837,467

Consumer Discretionary – 22.0%
Distributors – 2.0%
LKQ Corp.(a)	214,028	6,258,179

Diversified Consumer Services – 2.5%
Grand Canyon Education, Inc.(a)	103,370	3,567,299
K12, Inc.(a)(b)	120,109	4,361,158

		7,928,457

Hotels, Restaurants & Leisure – 1.3%
Norwegian Cruise Line Holdings Ltd.(a)	133,867	4,161,925

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 3.8%
Ctrip.com International Ltd. (ADR)(a)	60,880	$2,801,698
HomeAway, Inc.(a)	141,930	4,476,472
Shutterfly, Inc.(a)	90,292	4,691,572

		11,969,742

Media – 1.0%
National CineMedia, Inc.	179,840	3,233,523

Specialty Retail – 10.1%
Cabela’s, Inc.(a)	83,960	5,501,899
CarMax, Inc.(a)	82,557	3,926,411
Dick’s Sporting Goods, Inc.	68,020	3,156,808
Five Below, Inc.(a)	72,384	2,660,112
Francesca’s Holdings Corp.(a)	55,272	1,333,161
Lumber Liquidators Holdings, Inc.(a)	58,360	5,802,151
Restoration Hardware Holdings, Inc.(a)	67,187	4,671,512
Tractor Supply Co.	40,155	4,913,767

		31,965,821

Textiles, Apparel & Luxury Goods – 1.3%
Under Armour, Inc. – Class A(a)	56,120	4,076,557

		69,594,204

Information Technology – 19.7%
Communications Equipment – 1.5%
Aruba Networks, Inc.(a)	47,710	793,418
Ciena Corp.(a)	202,710	4,037,983

		4,831,401

Internet Software & Services – 2.7%
CoStar Group, Inc.(a)	37,557	5,577,590
Pandora Media, Inc.(a)	166,310	3,063,430

		8,641,020

IT Services – 1.1%
MAXIMUS, Inc.	92,340	3,463,674

Semiconductors & Semiconductor Equipment – 4.2%
Atmel Corp.(a)	420,000	3,049,200
Cavium, Inc.(a)	98,770	3,750,297
Fairchild Semiconductor International, Inc.(a)	39,056	476,874
Teradyne, Inc.(a)	182,190	2,796,616
Veeco Instruments, Inc.(a)	92,426	3,246,001

		13,318,988

Software – 10.2%
ANSYS, Inc.(a)	56,260	4,724,715
Aspen Technology, Inc.(a)	87,706	2,932,012
Cadence Design Systems, Inc.(a)	272,860	3,675,424

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Concur Technologies, Inc.(a)	41,030	$4,009,452
Infoblox, Inc.(a)	77,560	2,706,844
Informatica Corp.(a)	117,290	4,195,463
ServiceNow, Inc.(a)	101,093	4,739,240
Tableau Software, Inc. – Class A(a)	21,124	1,527,476
Ultimate Software Group, Inc.(a)	26,630	3,733,792

		32,244,418

		62,499,501

Health Care – 15.9%
Biotechnology – 4.8%
BioMarin Pharmaceutical, Inc.(a)	53,680	3,514,430
Clovis Oncology, Inc.(a)	12,331	795,350
Cubist Pharmaceuticals, Inc.(a)	69,465	4,401,302
Isis Pharmaceuticals, Inc.(a)	25,174	650,244
Pharmacyclics, Inc.(a)	24,040	2,680,460
Quintiles Transnational Holdings, Inc.(a)	74,565	3,225,682

		15,267,468

Health Care Equipment & Supplies – 3.1%
Align Technology, Inc.(a)	79,480	3,461,354
HeartWare International, Inc.(a)	34,760	2,732,136
Sirona Dental Systems, Inc.(a)	52,796	3,419,597

		9,613,087

Health Care Providers & Services – 3.9%
Acadia Healthcare Co., Inc.(a)	121,169	4,644,408
Envision Healthcare Holdings, Inc.(a)	60,351	1,583,610
Mednax, Inc.(a)	37,857	3,686,136
WellCare Health Plans, Inc.(a)	40,030	2,548,710

		12,462,864

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	111,787	4,084,697

Pharmaceuticals – 2.8%
Akorn, Inc.(a)	216,030	3,882,059
Jazz Pharmaceuticals PLC(a)	56,370	4,943,085

		8,825,144

		50,253,260

Financials – 8.4%
Capital Markets – 3.9%
Affiliated Managers Group, Inc.(a)	28,750	5,011,700
Lazard Ltd. – Class A	111,080	3,934,453
Stifel Financial Corp.(a)	86,091	3,445,362

		12,391,515

Commercial Banks – 4.5%
First Republic Bank/CA	76,236	3,375,730
Iberiabank Corp.	61,452	3,216,398

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Signature Bank/New York NY(a)	42,710	$3,746,521
SVB Financial Group(a)	46,470	3,847,716

		14,186,365

		26,577,880

Energy – 5.7%
Energy Equipment & Services – 3.0%
FMC Technologies, Inc.(a)	48,460	2,598,910
Oceaneering International, Inc.	57,973	4,497,545
Oil States International, Inc.(a)	29,601	2,641,001

		9,737,456

Oil, Gas & Consumable Fuels – 2.7%
Concho Resources, Inc.(a)	29,653	2,861,811
Oasis Petroleum, Inc.(a)	69,120	2,709,504
SM Energy Co.	42,593	2,909,954

		8,481,269

		18,218,725

Consumer Staples – 2.4%
Food & Staples Retailing – 0.9%
Fresh Market, Inc. (The)(a)	57,590	2,810,968

Food Products – 1.5%
Green Mountain Coffee Roasters, Inc.(a)	55,136	4,758,788

		7,569,756

Materials – 1.5%
Chemicals – 1.5%
PolyOne Corp.	175,120	4,731,742

Total Common Stocks (cost $218,185,611)		312,282,535

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,694,728)	2,694,728	2,694,728

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $220,880,339)		314,977,263

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $1,426,274)	1,426,274	1,426,274

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 99.9% (cost $222,306,613)	$316,403,537
Other assets less liabilities – 0.1%	304,436

Net Assets – 100.0%	$316,707,973

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.5%
Energy – 22.6%
Coal & Consumable Fuels – 0.4%
Adaro Energy Tbk PT	1,436,800	$121,871
Cameco Corp.	62,210	1,184,193
China Coal Energy Co., Ltd. – Class H	206,700	121,377
China Shenhua Energy Co., Ltd. – Class H	346,570	1,073,438
Coal India Ltd.	31,010	119,143
Consol Energy, Inc.	9,980	311,675

		2,931,697

Integrated Oil & Gas – 16.1%
BG Group PLC	364,330	6,932,513
BP PLC	1,227,280	8,486,417
Cenovus Energy, Inc.	33,900	971,330
Chevron Corp.	130,200	15,679,986
China Petroleum & Chemical Corp. – Class H	5,096,130	3,669,621
ENI SpA	257,190	5,858,216
Exxon Mobil Corp.	279,510	24,362,092
Gazprom OAO (Sponsored ADR)	665,580	5,194,852
Hess Corp.	29,040	2,173,644
LUKOIL OAO (London) (Sponsored ADR)	13,820	796,861
Murphy Oil Corp.	16,030	1,080,743
PetroChina Co., Ltd. – Class H	947,800	1,030,375
Petroleo Brasileiro SA	133,700	894,901
Petroleo Brasileiro SA (ADR)	185,110	2,502,687
Petroleo Brasileiro SA (Preference Shares)	131,300	924,512
Petroleo Brasileiro SA (Sponsored ADR)	86,898	1,239,165
PTT PCL	133,000	1,351,072
Repsol SA	4,200	97,464
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	251,953	8,150,391
Royal Dutch Shell PLC – Class A	101,915	3,296,132
Royal Dutch Shell PLC – Class B	156,130	5,255,021
Sasol Ltd.	24,600	1,151,816
Statoil ASA	104,180	2,285,636
Suncor Energy, Inc. (Toronto)	160,400	5,406,057
Total SA	142,240	7,876,669

		116,668,173

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	15,350	982,860
Helmerich & Payne, Inc.	10,850	683,984
Seadrill Ltd.	35,360	1,635,754

		3,302,598

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	69,170	1,048,490

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Halliburton Co.	33,220	$1,594,560
Schlumberger Ltd.	29,620	2,397,443

		5,040,493

Oil & Gas Exploration & Production – 4.8%
Anadarko Petroleum Corp.	42,230	3,860,666
Apache Corp.	12,600	1,079,568
ARC Resources Ltd.(a)	13,100	313,664
Cabot Oil & Gas Corp.	30,520	1,194,247
Canadian Natural Resources Ltd.	35,300	1,077,131
Canadian Oil Sands Ltd.	21,800	418,283
Chesapeake Energy Corp.	17,200	443,932
Cimarex Energy Co.	17,500	1,466,675
CNOOC Ltd.	575,800	1,138,525
Concho Resources, Inc.(b)	3,400	328,134
ConocoPhillips	31,300	2,075,190
Crescent Point Energy Corp.(a)	15,600	569,023
Denbury Resources, Inc.(b)	12,000	207,480
Devon Energy Corp.	12,400	707,916
DNO International ASA(b)	385,190	836,307
EnCana Corp.	19,900	339,885
EOG Resources, Inc.	21,770	3,418,979
EQT Corp.	4,100	351,452
Inpex Corp.	99	446,409
Lundin Petroleum AB(b)	48,970	1,050,766
Marathon Oil Corp.	22,790	784,660
Noble Energy, Inc.	35,810	2,199,809
NovaTek OAO (Sponsored GDR)(c)	4,100	491,180
Occidental Petroleum Corp.	69,030	6,089,136
Pacific Rubiales Energy Corp.	9,900	187,323
Pioneer Natural Resources Co.	3,600	629,892
Range Resources Corp.	4,400	329,912
Santos Ltd.	26,000	343,437
Southwestern Energy Co.(b)	9,500	362,900
Talisman Energy, Inc.	46,400	495,585
Tourmaline Oil Corp.(b)	5,000	193,202
Tullow Oil PLC	24,500	382,624
Vermilion Energy, Inc.(a)	3,200	171,924
Woodside Petroleum Ltd.	21,300	720,858

		34,706,674

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	38,140	1,355,114

		164,004,749

Materials – 12.0%
Aluminum – 0.1%
Alcoa, Inc.	50,900	391,930
Alumina Ltd.(a)(b)	215,290	191,134

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hindalco Industries Ltd.	77,300	$121,935
Norsk Hydro ASA(a)	35,000	140,673

		845,672

Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	26,550	1,862,482

Diversified Metals & Mining – 5.7%
Anglo American PLC	72,220	1,656,783
Assore Ltd.(a)	8,600	327,956
BHP Billiton Ltd.	299,600	9,474,472
BHP Billiton PLC	109,200	3,176,124
Dowa Holdings Co., Ltd.	86,000	766,120
First Quantum Minerals Ltd.	29,900	496,488
Freeport-McMoRan Copper & Gold, Inc.	124,970	3,776,594
Glencore Xstrata PLC(b)	858,800	4,064,433
Grupo Mexico SAB de CV	182,300	521,208
Iluka Resources Ltd.	6,414	60,717
KGHM Polska Miedz SA	6,400	242,758
MMC Norilsk Nickel OJSC (ADR)	133,530	1,739,896
Rio Tinto Ltd.	22,620	1,164,609
Rio Tinto PLC	205,270	9,267,893
Sesa Goa Temp	76,920	219,746
Southern Copper Corp.	11,190	307,725
Sumitomo Metal Mining Co., Ltd.	52,960	707,617
Teck Resources Ltd.	114,480	2,882,379
Turquoise Hill Resources Ltd.(a)(b)	28,400	147,757

		41,001,275

Fertilizers & Agricultural Chemicals – 1.3%
Agrium, Inc.	20,515	1,754,867
CF Industries Holdings, Inc.	2,100	399,714
Israel Corp., Ltd. (The)(b)	209	88,298
K&S AG(a)	6,700	163,092
Monsanto Co.	41,930	4,104,528
Mosaic Co. (The)	10,200	424,830
Potash Corp. of Saskatchewan, Inc.	47,180	1,395,288
Syngenta AG	3,000	1,174,787

		9,505,404

Forest Products – 0.1%
Duratex SA	130,960	663,047

Gold – 1.1%
Agnico Eagle Mines Ltd.(a)	2,060	62,095
Barrick Gold Corp.	63,800	1,218,093
Cia de Minas Buenaventura SA (ADR) – Class B	9,598	121,223
Eldorado Gold Corp.	19,420	165,383
Franco-Nevada Corp.	4,400	200,304

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Goldcorp, Inc.	116,430	$3,437,741
Kinross Gold Corp.	35,160	193,943
Koza Altin Isletmeleri AS	55,920	879,400
New Gold, Inc.(b)	51,670	348,293
Newcrest Mining Ltd.	20,700	243,199
Newmont Mining Corp.	13,400	425,718
Randgold Resources Ltd.	2,400	190,405
Real Gold Mining Ltd.(a)(b)(d)(e)	686,500	38,953
Yamana Gold, Inc.	20,290	231,930
Zijin Mining Group Co., Ltd.(a)	1,064,800	264,471

		8,021,151

Paper Products – 0.3%
Fibria Celulose SA(b)	19,600	226,563
International Paper Co.	11,600	547,636
Mondi PLC	84,210	1,297,976
OJI Holdings Corp.	67,000	266,994
Stora Enso Oyj – Class R	24,600	189,783

		2,528,952

Precious Metals & Minerals – 0.2%
Anglo American Platinum Ltd.(a)(b)	2,710	108,067
Dominion Diamond Corp.(b)	51,620	649,380
Impala Platinum Holdings Ltd.	14,500	159,876
Industrias Penoles SAB de CV(a)	4,300	130,342
North American Palladium Ltd.(a)(b)	555,710	561,267
Silver Wheaton Corp.(a)	9,600	253,740

		1,862,672

Specialty Chemicals – 0.4%
Johnson Matthey PLC	16,440	724,402
Koninklijke DSM NV	25,936	1,913,748

		2,638,150

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	44,600	570,596
Bradespar SA	11,000	113,737
Cia Siderurgica Nacional SA	35,200	124,221
Commercial Metals Co.	98,390	1,464,043
Daido Steel Co., Ltd.	15,700	83,068
Eregli Demir ve Celik Fabrikalari TAS	149,627	161,236
Fortescue Metals Group Ltd.(a)	70,670	268,794
Fosun International Ltd.	242,700	175,938
Gerdau SA	48,300	347,176
Hitachi Metals Ltd.	14,000	166,808
Hyundai Steel Co.	3,280	215,546
JFE Holdings, Inc.	89,700	1,967,519
Jindal Steel & Power Ltd.	42,900	143,326
Kobe Steel Ltd.(b)	117,170	185,469
Kumba Iron Ore Ltd.(a)	4,700	205,726

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Maruichi Steel Tube Ltd.	4,100	$94,525
Metalurgica Gerdau SA (Preference Shares)	13,300	118,008
Nippon Steel & Sumitomo Metal Corp.	394,920	1,115,506
Nucor Corp.	15,100	686,899
POSCO	3,370	973,339
Severstal OAO (GDR)(c)	11,800	97,468
Tata Steel Ltd.	55,240	226,213
Ternium SA (Sponsored ADR)	32,850	813,366
ThyssenKrupp AG(b)	18,400	386,746
Vale SA	67,670	976,216
Vale SA (Preference Shares)	89,290	1,163,863
Vale SA (Sponsored ADR) (Local Preference Shares)	357,200	4,636,456
Voestalpine AG	7,230	308,991
Yamato Kogyo Co., Ltd.	3,000	97,464

		17,888,263

		86,817,068

Equity:Other – 10.6%
Diversified/Specialty – 8.7%
Agung Podomoro Land Tbk PT	33,750	818
Alam Sutera Realty Tbk PT	1,164,150	58,335
Alexander’s, Inc.	200	54,786
Alexandria Real Estate Equities, Inc.	3,050	188,094
American Assets Trust, Inc.	2,650	78,467
Anant Raj Ltd.	21,700	14,379
Armada Hoffler Properties, Inc.	74,684	701,283
Artis Real Estate Investment Trust	9,500	122,211
Australand Property Group	227,290	682,208
Ayala Land, Inc.	1,398,682	825,520
Azrieli Group	1,900	56,125
Bakrieland Development Tbk PT(b)	3,490,300	15,955
Beni Stabili SpA	25,000	15,385
BioMed Realty Trust, Inc.	8,300	152,803
British Land Co. PLC	224,619	1,942,748
Buzzi Unicem SpA	54,020	726,892
CA Immobilien Anlagen AG(b)	4,800	61,653
Canadian Real Estate Investment Trust	2,900	112,360
Capital Property Fund	713,850	679,248
CapitaLand Ltd.	116,000	276,254
Central Pattana PCL	112,399	129,194
Chambers Street Properties(a)	89,817	660,155
Cheung Kong Holdings Ltd.	64,000	912,170
Ciputra Development Tbk PT	1,392,200	103,158
Ciputra Surya Tbk PT	62,000	13,568
City Developments Ltd.	27,000	210,469
Cofinimmo	7,770	862,052
Country Garden Holdings Co., Ltd.	2,822,400	1,771,872

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CyrusOne, Inc.	76,536	$1,458,776
Dexus Property Group	1,104,265	1,006,475
Digital Realty Trust, Inc.(a)	21,280	1,183,168
DLF Ltd.	39,400	77,088
Duke Realty Corp.	13,850	202,071
Dundee Real Estate Investment Trust	33,066	916,669
DuPont Fabros Technology, Inc.	2,600	59,254
Eastern & Oriental Bhd	83,750	50,128
Even Construtora e Incorporadora SA	28,600	96,015
Evergrande Real Estate Group Ltd.(a)(b)	1,887,850	797,553
F&C Commercial Property Trust Ltd.	12,100	21,752
Fastighets AB Balder(b)	10,900	84,242
Fibra Uno Administracion SA de CV	315,610	909,673
Fonciere Des Regions	1,450	112,055
Forest City Enterprises, Inc.(b)	10,600	189,740
Franshion Properties China Ltd.	360,400	125,361
Gecina SA	800	95,247
Globe Trade Centre SA(b)	23,000	54,852
GPT Group	129,970	409,426
Granite Real Estate Investment Trust	3,850	129,759
Greentown China Holdings Ltd.(a)	114,100	213,018
Growthpoint Properties Ltd.	401,050	925,531
Guangzhou R&F Properties Co., Ltd.	80,700	130,817
Hang Lung Properties Ltd.	102,000	317,684
Helbor Empreendimentos SA	13,780	48,514
Helical Bar PLC	450	1,869
Henderson Land Development Co., Ltd.	132,500	774,078
Hopson Development Holdings Ltd.(b)	77,550	94,280
Hui Xian Real Estate Investment Trust	262,900	165,348
Hulic Co., Ltd.	13,500	165,473
Hysan Development Co., Ltd.	69,000	299,015
ICADE	18,240	1,585,955
IJM Land Bhd	37,400	27,496
IMMOFINANZ AG(b)	44,100	173,700
Is Gayrimenkul Yatirim Ortakligi AS	34,597	19,865
Japan Hotel REIT Investment Corp.	1,950	753,840
Kawasan Industri Jababeka Tbk PT	1,613,617	36,787
Keppel Land Ltd.	28,000	73,734
Kerry Properties Ltd.	73,500	297,083
Kiwi Income Property Trust	59,450	53,013
KLCC Property Holdings Bhd	49,700	99,256
Kungsleden AB	13,714	90,842
Land Securities Group PLC	180,682	2,468,905
Lexington Realty Trust	101,440	1,188,877
Lippo Karawaci Tbk PT	2,109,400	221,659
Londonmetric Property PLC	19,550	32,711
Longfor Properties Co., Ltd.	93,050	155,161

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LPN Development PCL	757,257	$449,319
Mah Sing Group Bhd	114,000	77,937
Mapletree Commercial Trust	1,123,500	987,792
Mapletree Greater China Commercial Trust(a)(b)(c)	149,800	99,031
Megaworld Corp.	1,158,150	80,056
Mexico Real Estate Management SA de CV(b)	684,130	1,216,595
Mingfa Group International Co., Ltd.(b)	325,150	85,394
Mitsubishi Estate Co., Ltd.	145,000	3,745,928
Mitsui Fudosan Co., Ltd.	177,000	5,541,077
Morguard Real Estate Investment Trust	2,700	40,424
New World China Land Ltd.	620,700	282,532
New World Development Co., Ltd.	1,416,000	1,975,599
Nomura Real Estate Holdings, Inc.	18,200	414,046
Nomura Real Estate Master Fund, Inc.	150	138,412
Pakuwon Jati Tbk PT	2,386,700	63,189
Poly Property Group Co., Ltd.	275,400	166,019
Pruksa Real Estate PCL	112,250	54,748
Quality Houses PCL	479,350	39,313
Quintain Estates & Development PLC(b)	250	342
Redefine Properties Ltd.	294,150	262,064
Regal Entertainment Group – Class A	80,750	1,444,617
Resilient Property Income Fund Ltd.	16,312	77,578
Robinsons Land Corp.	168,300	78,139
SA Corporate Real Estate Fund Nominees Pty Ltd.	184,300	68,834
Sino Land Co., Ltd.	136,000	181,360
Sinpas Gayrimenkul Yatirim Ortakligi AS	21,500	9,393
Soho China Ltd.(a)	185,050	157,024
SP Setia Bhd	82,550	80,671
Spirit Realty Capital, Inc.	15,312	133,368
Sponda Oyj	8,900	44,194
ST Modwen Properties PLC	4,750	22,057
Sumitomo Realty & Development Co., Ltd.	92,000	4,020,817
Summarecon Agung Tbk PT	1,191,600	84,879
Sun Hung Kai Properties Ltd.	266,305	3,444,266
Suntec Real Estate Investment Trust	163,000	193,675
Supalai PCL	1,416,900	559,013
Swire Properties Ltd.	80,650	225,140
TAG Immobilien AG	3,550	41,468
Tokyu Land Corp.	20,000	184,193
Unite Group PLC	5,650	31,347
Unitech Ltd.(b)	105,650	26,577
United Urban Investment Corp.	100	128,692
UOL Group Ltd.	272,602	1,363,258
Vornado Realty Trust	10,620	863,406
Wallenstam AB	5,800	75,122

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Washington Real Estate Investment Trust	2,300	$56,028
Wereldhave NV	2,250	149,861
Wharf Holdings Ltd.	345,000	2,814,600
Wheelock & Co., Ltd.	137,000	698,763
Wihlborgs Fastigheter AB	4,800	74,652
WP Carey, Inc.	2,500	164,325
Yuexiu Property Co., Ltd.	545,555	154,216

		63,193,327

Health Care – 1.8%
Chartwell Retirement Residences	101,710	929,903
HCP, Inc.	50,260	2,047,090
Health Care REIT, Inc.	29,940	1,839,514
Healthcare Realty Trust, Inc.	8,150	183,293
LTC Properties, Inc.	47,990	1,700,286
Medical Properties Trust, Inc.	159,075	1,837,316
National Health Investors, Inc.	1,050	57,645
Omega Healthcare Investors, Inc.	72,450	2,057,580
Senior Housing Properties Trust	8,100	184,275
Ventas, Inc.	32,930	2,050,222

		12,887,124

Triple Net – 0.1%
EPR Properties	3,750	183,675
National Retail Properties, Inc.	5,050	154,681
Realty Income Corp.	8,450	333,775

		672,131

		76,752,582

Residential – 5.4%
Multi-Family – 4.3%
Advance Residence Investment Corp.(a)	50	101,372
Agile Property Holdings Ltd.	111,250	118,310
Apartment Investment & Management Co. – Class A	6,250	172,063
Associated Estates Realty Corp.	112,930	1,555,046
AvalonBay Communities, Inc.	10,190	1,262,541
Berkeley Group Holdings PLC	22,000	722,672
Boardwalk Real Estate Investment Trust	1,700	90,592
BRE Properties, Inc.	3,300	158,367
Brookfield Residential Properties, Inc.(b)	66,377	1,313,601
Camden Property Trust	3,650	225,533
Canadian Apartment Properties REIT	6,350	124,191
China Overseas Land & Investment Ltd.	1,289,950	3,803,133
China Resources Land Ltd.	159,800	436,644
China Vanke Co., Ltd. – Class B	541,764	1,085,123
Colonial Properties Trust	8,500	187,765
Consorcio ARA SAB de CV(b)	99,660	39,906

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Corp. GEO SAB de CV(b)(d)(e)	108,590	$13,491
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,020	197,789
Desarrolladora Homex SAB de CV(a)(b)	1,500	560
Deutsche Annington Immobilien SE(b)	32,262	799,483
Deutsche Wohnen AG	5,250	91,992
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	64,200	73,751
Equity Lifestyle Properties, Inc.	5,100	177,225
Equity Residential	33,380	1,732,088
Essex Property Trust, Inc.	1,650	236,461
Ez Tec Empreendimentos e Participacoes SA	7,700	86,167
Gafisa SA(b)	62,700	73,581
GAGFAH SA(b)	8,950	109,349
Grainger PLC	14,850	39,579
GSW Immobilien AG	1,820	79,298
Home Properties, Inc.	2,250	129,825
KWG Property Holding Ltd.	1,487,950	1,002,046
Land and Houses PCL	347,600	103,362
LEG Immobilien AG(b)	27,131	1,459,050
Mid-America Apartment Communities, Inc.	32,390	1,997,167
Mirvac Group	641,769	935,161
MRV Engenharia e Participacoes SA	184,600	644,489
Nippon Accommodations Fund, Inc.	50	325,948
Northern Property Real Estate Investment Trust	1,700	42,480
PDG Realty SA Empreendimentos e Participacoes(b)	154,630	149,060
Persimmon PLC(b)	44,530	758,971
PIK Group (GDR)(b)(c)	43,600	86,590
Post Properties, Inc.	4,050	183,182
Rossi Residencial SA(b)	911,821	1,050,947
Sekisui Chemical Co., Ltd.	35,000	320,176
Shenzhen Investment Ltd.	308,550	127,080
Shimao Property Holdings Ltd.	350,400	885,924
Sino-Ocean Land Holdings Ltd.(a)	364,850	215,554
Stockland	604,580	1,999,677
Sun Communities, Inc.	35,100	1,508,247
Sunac China Holdings Ltd.(a)	159,500	111,391
Taylor Wimpey PLC	452,670	697,925
UDR, Inc.	10,800	243,972
UEM Sunrise Bhd	129,700	99,281
Urbi Desarrollos Urbanos SAB de CV(a)(b)(d)(e)	52,560	6,136
Wing Tai Holdings Ltd.	399,600	658,812
Yanlord Land Group Ltd.(a)	164,350	150,338

		31,000,464

Self Storage – 0.7%
Big Yellow Group PLC	3,550	22,289
CubeSmart	11,100	184,815
Extra Space Storage, Inc.	53,907	2,222,586

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Public Storage	17,960	$2,741,953
Safestore Holdings PLC	350	736
Sovran Self Storage, Inc.	950	62,957

		5,235,336

Single Family – 0.3%
LIXIL Group Corp.	45,000	905,217
Masco Corp.	73,600	1,392,512

		2,297,729

Student Housing – 0.1%
American Campus Communities, Inc.	4,500	149,895
Education Realty Trust, Inc.	9,050	77,740

		227,635

		38,761,164

Retail – 5.2%
Regional Mall – 2.0%
BR Malls Participacoes SA	104,210	790,545
CapitaMall Trust	118,000	171,640
CBL & Associates Properties, Inc.	7,100	136,320
CFS Retail Property Trust Group	223,800	401,210
General Growth Properties, Inc.	56,650	1,086,547
Glimcher Realty Trust	5,700	56,430
Macerich Co. (The)	5,900	332,052
Multiplan Empreendimentos Imobiliarios SA	34,050	684,154
Pennsylvania Real Estate Investment Trust	72,710	1,348,771
Rouse Properties, Inc.	4,150	76,941
Simon Property Group, Inc.	36,231	5,276,321
Taubman Centers, Inc.	2,750	185,377
Westfield Group	393,037	3,865,725

		14,412,033

Shopping Center/Other Retail – 3.2%
Acadia Realty Trust	2,550	59,492
Aeon Mall Co., Ltd.	65,200	1,695,095
Aliansce Shopping Centers SA	37,400	291,243
Atrium European Real Estate Ltd.	16,400	94,937
Calloway Real Estate Investment Trust	4,400	101,718
Capital & Counties Properties PLC	51,550	253,674
CapitaMalls Asia Ltd.	190,450	267,234
CapitaMalls Malaysia Trust	136,700	62,425
Citycon Oyj	23,650	73,802
Cole Real Estate Investment, Inc.(a)	124,630	1,375,915
Corio NV	21,512	845,038
DDR Corp.	85,420	1,325,718
Deutsche Euroshop AG	3,850	157,066
Development Securities PLC	8,350	24,645
Equity One, Inc.	8,600	182,836
Eurocommercial Properties NV	5,000	186,657
Federal Realty Investment Trust	2,800	272,468

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Federation Centres Ltd.	35,200	$71,228
First Capital Realty, Inc.	7,750	123,685
Fountainhead Property Trust	141,500	102,957
Fukuoka REIT Co.(a)	71	522,800
Hammerson PLC	32,350	242,569
Hyprop Investments Ltd.	100,150	691,596
Iguatemi Empresa de Shopping Centers SA	5,300	48,869
Inland Real Estate Corp.	89,640	879,368
Intu Properties PLC	63,300	300,012
Japan Retail Fund Investment Corp.(a)	506	928,149
Kimco Realty Corp.	17,500	350,525
Kite Realty Group Trust	128,606	742,057
Klepierre	33,792	1,340,395
Link REIT (The)	153,378	702,709
Mercialys SA	4,400	85,037
Pavilion Real Estate Investment Trust	137,100	55,021
Ramco-Gershenson Properties Trust	58,460	846,501
Regency Centers Corp.	3,950	187,823
RioCan Real Estate Investment Trust	25,571	571,724
Shaftesbury PLC	22,745	209,460
SM Prime Holdings, Inc.	580,050	209,441
Tanger Factory Outlet Centers	5,950	183,558
Unibail-Rodamco SE	17,857	4,009,418
Vastned Retail NV	14,256	593,075
Weingarten Realty Investors	4,700	134,937
Westfield Retail Trust(a)	854,840	2,212,791

		23,615,668

		38,027,701

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	38,204	1,133,824
Allreal Holding AG(b)	1,100	150,734
Alstria Office REIT-AG(b)	400	4,726
Befimmo	1,300	84,878
Boston Properties, Inc.	11,583	1,187,258
Brandywine Realty Trust	91,520	1,173,286
Brookfield Office Properties, Inc.(a)	10,800	172,771
CapitaCommercial Trust	1,046,000	1,107,273
Castellum AB	7,470	102,132
Cominar Real Estate Investment Trust	63,283	1,120,505
CommonWealth REIT	7,800	191,490
Corporate Office Properties Trust	7,900	179,962
Cousins Properties, Inc.	194,905	1,935,407
Derwent London PLC	7,150	256,510
Douglas Emmett, Inc.	5,700	131,670
Dundee International Real Estate Investment Trust	4,450	37,643
Fabege AB	6,150	63,992

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Franklin Street Properties Corp.	5,750	$70,035
Government Properties Income Trust	2,500	58,450
Great Portland Estates PLC	30,800	254,601
Highwoods Properties, Inc.	5,550	187,479
Hongkong Land Holdings Ltd.	54,000	348,017
Hudson Pacific Properties, Inc.	3,950	78,803
Hufvudstaden AB – Class A	5,100	62,101
Investa Office Fund(a)	343,640	896,478
Japan Excellent, Inc.	147	780,229
Japan Prime Realty Investment Corp.	26	74,422
Japan Real Estate Investment Corp.	137	1,452,846
Kenedix Realty Investment Corp. – Class A	221	831,066
Keppel REIT(a)	109,700	102,880
Kilroy Realty Corp.	3,250	158,568
Liberty Property Trust	26,100	903,060
Mack-Cali Realty Corp.	8,500	183,600
Nippon Building Fund, Inc.	74	803,091
Nomura Real Estate Office Fund, Inc.	38	162,267
Norwegian Property ASA	37,550	49,405
NTT Urban Development Corp.	108	126,929
Orix JREIT, Inc.	1,105	1,163,973
Parkway Properties, Inc./MD	102,888	1,682,219
Piedmont Office Realty Trust, Inc. – Class A(a)	10,800	185,544
PS Business Parks, Inc.	2,650	192,576
PSP Swiss Property AG(b)	1,800	154,523
SL Green Realty Corp.	7,250	632,128
Swiss Prime Site AG(b)	2,500	183,587
Tokyo Tatemono Co., Ltd.(a)	20,000	168,938
Workspace Group PLC	113,710	779,113

		21,760,989

Industrials – 1.8%
Industrial Warehouse Distribution – 1.7%
Ascendas Real Estate Investment Trust	90,000	153,252
DCT Industrial Trust, Inc.	27,250	182,303
EastGroup Properties, Inc.	1,100	61,820
First Industrial Realty Trust, Inc.	4,100	62,033
Global Logistic Properties Ltd.	136,950	288,512
GLP J-Reit(a)	200	194,908
Granite Real Estate Investment(b)	40,850	1,382,772
Hansteen Holdings PLC	17,700	26,895
Hopewell Holdings Ltd.	204,000	646,714
Mapletree Industrial Trust	4,440	4,442
Mapletree Logistics Trust	1,212,300	1,000,480
Nippon Prologis REIT, Inc.	139	1,216,861
ProLogis, Inc.	108,676	3,829,742
Rexford Industrial Realty, Inc.(b)	61,965	816,699

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Segro PLC	84,770	$383,390
STAG Industrial, Inc.	75,820	1,516,400
Warehouses De Pauw SCA	1,400	92,451
WHA Corp. PCL	36,900	62,761

		11,922,435

Mixed Office Industrial – 0.1%
BR Properties SA	22,920	174,353
Goodman Group(a)	168,180	689,369

		863,722

		12,786,157

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	125,200	1,443,556
Chesapeake Lodging Trust	25,390	558,834
DiamondRock Hospitality Co.	66,630	645,645
Great Eagle Holdings Ltd.	223,932	765,172
Hersha Hospitality Trust	15,000	78,600
Hospitality Properties Trust	6,000	162,120
Host Hotels & Resorts, Inc.	83,230	1,417,407
InterContinental Hotels Group PLC	24,801	694,564
LaSalle Hotel Properties	32,830	870,980
Pebblebrook Hotel Trust	67,530	1,728,768
RLJ Lodging Trust	85,210	1,958,126
Strategic Hotels & Resorts, Inc.(b)	128,270	1,040,270
Sunstone Hotel Investors, Inc.(b)	15,500	186,465

		11,550,507

Food Beverage & Tobacco – 0.3%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	18,200	640,822
Bunge Ltd.	4,870	369,049
Charoen Pokphand Indonesia Tbk PT	204,200	62,844
Golden Agri-Resources Ltd.	262,000	114,721
IOI Corp. Bhd	89,600	147,227
Kuala Lumpur Kepong Bhd	19,800	129,720
Wilmar International Ltd.	59,000	145,396

		1,609,779

Packaged Foods & Meats – 0.1%
MHP SA (GDR)(c)	36,560	548,400

		2,158,179

Total Common Stocks (cost $462,942,007)		452,619,096

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 20.2%
United States – 20.2%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(f)	$133,760	$137,072,244
0.625%, 7/15/21 (TIPS)	5,737	5,852,728
1.875%, 7/15/15 (TIPS)	3,350	3,546,693

Total Inflation-Linked Securities (cost $149,102,752)		146,471,665

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%
CPN Retail Growth Leasehold Property Fund	141,850	67,670
Market Vectors Gold Miners ETF	258,010	7,257,821

Total Investment Companies (cost $7,867,776)		7,325,491

WARRANTS – 0.2%
Equity:Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/24/15(b) (cost $1,092,912)	890,201	1,393,254

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(b)(d) (cost $0)	15,463	– 0	–

SHORT-TERM INVESTMENTS – 16.5%
Investment Companies – 8.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $58,457,398)	58,457,398	58,457,398

	Principal Amount (000)

U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 10/31/13(h) (cost $4,999,696)	5,000	4,999,696

Time Deposit – 7.7%
State Street Time Deposit 0.01%, 9/03/13 (cost $55,800,918)	55,801	55,800,918

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Short-Term Investments (cost $119,258,012)		$119,258,012

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $740,263,459)		727,067,518

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investments Companies – 1.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(g) (cost $8,991,193)	8,991,193	8,991,193

Total Investments – 101.6% (cost $749,254,652)		736,058,711
Other assets less liabilities – (1.6)%		(11,832,634)

Net Assets – 100.0%		$724,226,077

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	23	November 2013	$2,402,252	$2,552,770	$150,518
Cocoa Futures	124	December 2013	3,089,945	3,139,941	49,996
Coffee C Futures	90	December 2013	4,180,041	3,925,125	(254,916)
Cotton No.2 Futures	18	December 2013	775,362	751,410	(23,952)
Lead Futures	9	September 2013	472,070	481,725	9,655
Lean Hogs Futures	72	October 2013	2,329,781	2,523,600	193,819
Light Sweet Crude Oil Futures	24	November 2013	2,503,964	2,537,040	33,076
Live Cattle Futures	67	October 2013	3,314,916	3,398,240	83,324
Natural Gas Futures	20	December 2013	756,649	785,200	28,551
Nickel Futures	19	November 2013	1,684,390	1,572,288	(112,102)
Platinum Futures	33	October 2013	2,363,843	2,519,715	155,872
Soybean Futures	31	November 2013	1,938,592	2,104,125	165,533
Soybean Meal Futures	25	December 2013	899,549	1,059,250	159,701

Sold Contracts
Aluminum HG Futures	5	November 2013	237,115	226,094	11,021
Cattle Feeder Futures	85	October 2013	6,780,217	6,755,375	24,842
Coffee Robusta Futures	190	November 2013	3,634,358	3,380,100	254,258

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	November 2013	$2,001,976	$1,952,225	$49,751
Corn Futures	28	December 2013	641,700	674,800	(33,100)
Gas Oil Futures	17	December 2013	1,581,379	1,627,750	(46,371)
Gasoline Rbob Futures	8	November 2013	933,135	949,099	(15,964)
Gold 100 OZ Futures	112	December 2013	14,903,563	15,636,320	(732,757)
NY Harbor USLD Futures	30	November 2013	3,881,405	3,940,524	(59,119)
Soybean Oil Futures	32	December 2013	823,730	850,368	(26,638)
Sugar 11 Futures	63	February 2014	1,191,323	1,191,053	270
Wheat Futures	39	December 2013	1,374,152	1,275,300	98,852

					$164,120

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	34,289	USD	45,382	9/17/13	$62,259
Barclays Bank PLC Wholesale	JPY	2,854,152	USD	28,711	9/17/13	(359,437)
Barclays Bank PLC Wholesale	USD	27,462	CNY	169,987	9/17/13	226,414
BNP Paribas SA	USD	2,657	AUD	2,913	9/17/13	(66,454)
BNP Paribas SA	USD	4,810	JPY	452,946	9/17/13	(196,406)
Citibank, NA	USD	4,108	SGD	5,171	9/17/13	(53,690)
Credit Suisse International	CAD	2,408	USD	2,375	9/17/13	89,444
Credit Suisse International	GBP	2,683	USD	4,099	9/17/13	(58,158)
Credit Suisse International	HKD	14,008	USD	1,806	9/17/13	(386)
Credit Suisse International	JPY	445,887	USD	4,533	9/17/13	(8,156)
Credit Suisse International	USD	9,367	EUR	7,014	9/17/13	(96,230)
Deutsche Bank AG London	MXN	24,293	USD	1,870	9/17/13	54,040
Deutsche Bank AG London	USD	10,319	CAD	10,861	9/17/13	(10,910)
Deutsche Bank AG London	USD	6,887	GBP	4,464	9/17/13	30,482
Goldman Sachs Capital Markets LP	AUD	5,294	USD	4,882	9/17/13	173,743
Goldman Sachs Capital Markets LP	CAD	2,188	USD	2,105	9/17/13	27,991
Goldman Sachs Capital Markets LP	GBP	1,857	USD	2,848	9/17/13	(29,999)
Goldman Sachs Capital Markets LP	USD	3,089	CAD	3,146	9/17/13	(102,781)
Goldman Sachs Capital Markets LP	USD	3,664	GBP	2,336	9/17/13	(44,537)
Goldman Sachs Capital Markets LP	USD	5,914	HKD	45,899	9/17/13	5,262
Goldman Sachs Capital Markets LP	BRL	5,072	USD	2,158	11/04/13	60,801
HSBC Bank USA	GBP	5,204	USD	8,078	9/17/13	14,392
HSBC Bank USA	USD	2,128	HKD	16,499	12/17/13	(11)
JPMorgan Chase Bank, NA	BRL	4,320	USD	1,821	9/04/13	10,265
JPMorgan Chase Bank, NA	USD	1,920	BRL	4,320	9/04/13	(109,571)
JPMorgan Chase Bank, NA	AUD	2,285	USD	2,031	9/17/13	(1,502)
JPMorgan Chase Bank, NA	USD	2,875	GBP	1,857	9/17/13	2,162
JPMorgan Chase Bank, NA	USD	2,677	CAD	2,829	12/17/13	2,208

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	CAD	14,918	USD	14,617	9/17/13	$459,108
Royal Bank of Scotland PLC	USD	3,224	CHF	3,013	9/17/13	14,057
Royal Bank of Scotland PLC	USD	393	ZAR	4,054	9/17/13	140
Standard Chartered Bank	BRL	28,346	USD	12,334	9/04/13	453,796
Standard Chartered Bank	USD	11,985	BRL	28,346	9/04/13	(104,978)
Standard Chartered Bank	CNY	35,597	USD	5,744	9/17/13	(53,909)
Standard Chartered Bank	HKD	16,158	USD	2,083	9/17/13	(1,007)
Standard Chartered Bank	USD	2,003	IDR	20,453,303	9/17/13	(168,473)
Standard Chartered Bank	USD	607	MYR	1,893	9/17/13	(32,565)
Standard Chartered Bank	BRL	12,013	USD	5,033	11/04/13	66,278
State Street Bank & Trust Co.	EUR	1,889	USD	2,467	9/17/13	(29,801)
State Street Bank & Trust Co.	NOK	11,550	USD	1,998	9/17/13	112,091
State Street Bank & Trust Co.	THB	71,638	USD	2,312	9/17/13	88,583
State Street Bank & Trust Co.	USD	83	SEK	551	9/17/13	(338)
UBS AG	EUR	1,763	USD	2,299	9/17/13	(31,502)
UBS AG	JPY	346,068	USD	3,467	9/17/13	(58,268)
UBS AG	USD	5,754	CAD	6,044	9/17/13	(17,633)
UBS AG	USD	1,657	GBP	1,087	9/17/13	27,298
Westpac Banking Corp.	AUD	1,761	USD	1,742	9/17/13	175,517

						$519,629

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$165,569

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,500	3/27/18	2.450%	CPI	#	$(54,570)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	553,821	0.14%	$152,278	9/16/13	Credit Suisse International	$875,097

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	112,037	0.11%	$14,338	9/16/13	Deutsche Bank AG	$62,379
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	118,679	0.12%	14,282	9/16/13	JPMorgan Chase Bank, NA	238,925
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	4,167	0.12%	501	9/16/13	JPMorgan Chase Bank, NA	8,389
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	3,521	0.11%	451	9/16/13	JPMorgan Chase Bank, NA	1,960
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	210,623	0.14%	57,913	9/16/13	JPMorgan Chase Bank, NA	332,807
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	21,911	0.14%	6,025	9/16/13	JPMorgan Chase Bank, NA	34,622
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,210	0.14%	3,082	9/16/13	JPMorgan Chase Bank, NA	17,713

							$1,571,892

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $1,322,669 or 0.2% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $11,688,732.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $4,999,696.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar

BRL	– Brazilian Real

CAD	– Canadian Dollar

CHF	– Swiss Franc

CNY	– Chinese Yuan Renminbi

EUR	– Euro

GBP	– Great British Pound

HKD	– Hong Kong Dollar

IDR	– Indonesian Rupiah

JPY	– Japanese Yen

MXN	– Mexican Peso

MYR	– Malaysian Ringgit

NOK	– Norwegian Krone

SEK	– Swedish Krona

SGD	– Singapore Dollar

THB	– Thailand Baht

USD	– United States Dollar

ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt

ETF	– Exchange Traded Fund

GDR	– Global Depositary Receipt

LIBOR	– London Interbank Offered Rates

OJSC	– Open Joint Stock Company

REIT	– Real Estate Investment Trust

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.9%
Financials – 9.9%
Capital Markets – 1.0%
3i Group PLC	23,923	$132,958
Aberdeen Asset Management PLC	23,611	129,022
Ameriprise Financial, Inc.	6,600	568,590
Bank of New York Mellon Corp. (The)	38,000	1,130,120
BlackRock, Inc. – Class A	4,140	1,077,725
Charles Schwab Corp. (The)	35,900	749,592
Credit Suisse Group AG(a)	36,901	1,063,650
Daiwa Securities Group, Inc.	40,000	319,995
Deutsche Bank AG (REG)	25,109	1,090,001
E*Trade Financial Corp.(a)	9,300	130,572
Franklin Resources, Inc.	13,500	623,160
Goldman Sachs Group, Inc. (The)	14,300	2,175,459
Hargreaves Lansdown PLC	5,257	81,427
ICAP PLC	13,527	77,036
Invesco Ltd.	14,400	437,184
Investec PLC	14,159	90,248
Julius Baer Group Ltd.(a)	5,512	242,695
Legg Mason, Inc.	3,700	120,324
Macquarie Group Ltd.	7,526	291,671
Mediobanca SpA	12,704	78,877
Morgan Stanley	44,800	1,154,048
Nomura Holdings, Inc.	89,400	616,397
Northern Trust Corp.	7,100	389,577
Partners Group Holding AG	446	114,232
Ratos AB	4,711	41,085
SBI Holdings, Inc./Japan	4,976	51,404
Schroders PLC	2,505	89,855
State Street Corp.	14,900	994,128
T Rowe Price Group, Inc.	8,500	596,190
UBS AG(a)	89,818	1,735,427

		16,392,649

Commercial Banks – 3.2%
Aozora Bank Ltd.	26,000	74,615
Australia & New Zealand Banking Group Ltd.	67,571	1,774,010
Banca Monte dei Paschi di Siena SpA(a)(b)	158,233	45,629
Banco Bilbao Vizcaya Argentaria SA	136,250	1,302,071
Banco de Sabadell SA(b)	65,415	150,696
Banco Espirito Santo SA(a)	39,503	41,493
Banco Popular Espanol SA(a)	31,063	145,950
Banco Santander SA	266,223	1,881,194
Bank Hapoalim BM	26,005	120,141
Bank Leumi Le-Israel BM(a)	30,847	100,937
Bank of East Asia Ltd.	30,000	114,916
Bank of Ireland(a)	519,480	151,596

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	7,000	$57,181
Bank of Yokohama Ltd. (The)	29,000	151,637
Bankia SA(a)	99,278	92,504
Banque Cantonale Vaudoise	74	39,667
Barclays PLC	300,900	1,318,124
BB&T Corp.	22,800	774,288
Bendigo and Adelaide Bank Ltd.	9,752	87,422
BNP Paribas SA	24,476	1,534,562
BOC Hong Kong Holdings Ltd.	91,000	286,163
CaixaBank	28,594	106,218
Chiba Bank Ltd. (The)	18,000	122,649
Chugoku Bank Ltd. (The)	4,000	53,427
Comerica, Inc.	6,100	249,124
Commerzbank AG(a)	23,826	277,007
Commonwealth Bank of Australia	39,632	2,556,818
Credit Agricole SA(a)	24,569	248,213
Danske Bank A/S(a)	16,037	320,425
DBS Group Holdings Ltd.	42,000	518,761
DnB ASA	24,029	372,495
Erste Group Bank AG	5,831	187,109
Fifth Third Bancorp	28,500	521,265
Fukuoka Financial Group, Inc.	19,000	80,795
Gunma Bank Ltd. (The)	9,000	48,266
Hachijuni Bank Ltd. (The)	10,000	56,000
Hang Seng Bank Ltd.	18,800	291,733
Hiroshima Bank Ltd. (The)	12,000	47,821
Hokuhoku Financial Group, Inc.	29,000	53,661
HSBC Holdings PLC	455,243	4,766,372
Huntington Bancshares, Inc./OH	27,500	226,600
Intesa Sanpaolo SpA	286,332	560,818
Iyo Bank Ltd. (The)	6,000	59,780
Joyo Bank Ltd. (The)	16,000	82,198
KBC Groep NV	5,648	248,039
KeyCorp	30,100	351,267
Lloyds Banking Group PLC(a)	1,126,091	1,266,652
M&T Bank Corp.	4,000	453,360
Mitsubishi UFJ Financial Group, Inc.	313,800	1,828,765
Mizrahi Tefahot Bank Ltd.	3,047	32,580
Mizuho Financial Group, Inc.	564,200	1,143,575
National Australia Bank Ltd.	57,686	1,656,815
Natixis	22,802	98,209
Nishi-Nippon City Bank Ltd. (The)	16,000	40,591
Nordea Bank AB	64,727	752,556
Oversea-Chinese Banking Corp., Ltd.	63,000	487,082
PNC Financial Services Group, Inc. (The)	17,300	1,250,271
Raiffeisen Bank International AG	1,202	41,238
Regions Financial Corp.	46,100	433,340
Resona Holdings, Inc.	46,400	220,171

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Bank of Scotland Group PLC(a)	52,390	$270,648
Seven Bank Ltd.	14,665	47,800
Shinsei Bank Ltd.	40,000	78,249
Shizuoka Bank Ltd. (The)	14,000	147,765
Skandinaviska Enskilda Banken AB	37,410	383,810
Societe Generale SA	17,311	758,107
Standard Chartered PLC	59,429	1,328,045
Sumitomo Mitsui Financial Group, Inc.	31,400	1,380,214
Sumitomo Mitsui Trust Holdings, Inc.	76,000	328,212
SunTrust Banks, Inc.	17,600	563,552
Suruga Bank Ltd.	4,000	62,573
Svenska Handelsbanken AB	12,279	526,714
Swedbank AB	22,304	504,474
UniCredit SpA	106,895	603,735
Unione di Banche Italiane SCPA	21,098	101,597
United Overseas Bank Ltd.	31,000	482,015
US Bancorp	60,800	2,196,704
Wells Fargo & Co.	160,100	6,576,908
Westpac Banking Corp.	76,440	2,121,962
Yamaguchi Financial Group, Inc.	5,000	46,356
Zions Bancorporation	6,000	167,820

		51,034,122

Consumer Finance – 0.3%
Acom Co., Ltd.(a)	990	24,580
AEON Financial Service Co., Ltd.(b)	1,600	42,752
American Express Co.	31,400	2,257,974
Capital One Financial Corp.	18,985	1,225,482
Credit Saison Co., Ltd.	3,900	89,083
Discover Financial Services	16,100	760,725
SLM Corp.	14,800	355,052

		4,755,648

Diversified Financial Services – 1.5%
ASX Ltd.	4,759	149,719
Bank of America Corp.	353,502	4,991,448
Citigroup, Inc.	99,299	4,799,121
CME Group, Inc./IL – Class A	10,000	711,100
Deutsche Boerse AG	4,745	332,659
Eurazeo	770	47,750
Exor SpA	1,576	53,700
First Pacific Co., Ltd./Hong Kong	51,800	53,702
Groupe Bruxelles Lambert SA	1,984	158,164
Hong Kong Exchanges and Clearing Ltd.	26,900	411,238
Industrivarden AB	2,895	49,862
ING Groep NV(a)	94,178	1,025,374
IntercontinentalExchange, Inc.(a)	2,400	431,400
Investment AB Kinnevik	5,057	157,873
Investor AB	11,199	322,724

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Exchange Group, Inc.(b)	1,217	$95,499
JPMorgan Chase & Co.	125,000	6,316,250
Leucadia National Corp.	9,500	236,835
London Stock Exchange Group PLC	4,333	104,799
McGraw Hill Financial, Inc.	9,200	537,004
Mitsubishi UFJ Lease & Finance Co., Ltd.	14,410	64,962
Moody’s Corp.	6,300	400,428
NASDAQ OMX Group, Inc. (The)	3,800	113,468
NYSE Euronext	7,900	330,220
ORIX Corp.	27,160	370,080
Pargesa Holding SA	664	47,198
Pohjola Bank PLC	3,407	55,221
Resolution Ltd.	34,925	172,501
Singapore Exchange Ltd.	21,000	119,355
Wendel SA	808	98,408

		22,758,062

Insurance – 2.2%
ACE Ltd.	11,100	973,692
Admiral Group PLC	4,716	92,287
Aegon NV	43,711	311,142
Aflac, Inc.	15,300	884,187
Ageas	5,742	225,796
AIA Group Ltd.	296,600	1,294,417
Allianz SE	11,230	1,608,884
Allstate Corp. (The)	15,600	747,552
American International Group, Inc.(a)	48,240	2,241,230
AMP Ltd.	72,171	302,752
Aon PLC	10,200	677,076
Assicurazioni Generali SpA	28,710	549,160
Assurant, Inc.	2,500	132,600
Aviva PLC	71,746	429,447
AXA SA	44,121	961,620
Baloise Holding AG	1,168	123,591
Berkshire Hathaway, Inc. – Class B(a)	59,600	6,628,712
Chubb Corp. (The)	8,500	706,945
Cincinnati Financial Corp.	4,800	219,264
CNP Assurances	3,993	70,630
Dai-ichi Life Insurance Co., Ltd. (The)	213	282,841
Delta Lloyd NV	4,530	86,518
Direct Line Insurance Group PLC	20,318	68,263
Genworth Financial, Inc. – Class A(a)	16,000	188,800
Gjensidige Forsikring ASA	4,918	69,786
Hannover Rueck SE	1,483	103,520
Hartford Financial Services Group, Inc.	14,200	420,320
Insurance Australia Group Ltd.	51,203	264,396
Legal & General Group PLC	144,425	418,379
Lincoln National Corp.	8,800	369,952
Loews Corp.	10,100	449,046

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mapfre SA	18,961	$63,861
Marsh & McLennan Cos., Inc.	17,900	738,017
MetLife, Inc.	35,700	1,648,983
MS&AD Insurance Group Holdings	12,500	313,158
Muenchener Rueckversicherungs AG	4,438	808,692
NKSJ Holdings, Inc.	8,000	194,153
Old Mutual PLC	119,669	335,847
Principal Financial Group, Inc.	9,000	368,280
Progressive Corp. (The)	18,100	453,767
Prudential Financial, Inc.	15,200	1,138,176
Prudential PLC	63,039	1,054,393
QBE Insurance Group Ltd.	29,474	397,074
RSA Insurance Group PLC	88,620	163,016
Sampo	10,305	428,948
SCOR SE	3,783	118,334
Sony Financial Holdings, Inc.	4,285	69,397
Standard Life PLC	58,074	298,371
Suncorp Group Ltd.	31,635	345,562
Swiss Life Holding AG(a)	791	148,128
Swiss Re AG(a)	8,729	668,937
T&D Holdings, Inc.	14,250	171,685
Tokio Marine Holdings, Inc.	17,100	522,994
Torchmark Corp.	3,000	206,670
Travelers Cos., Inc. (The)	12,400	990,760
Tryg A/S	603	51,303
Unum Group	8,800	259,864
Vienna Insurance Group AG Wiener Versicherung Gruppe	944	47,979
XL Group PLC	9,600	283,776
Zurich Insurance Group AG(a)	3,653	908,443

		35,101,373

Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	12,900	896,421
Ascendas Real Estate Investment Trust	204,000	347,371
British Land Co. PLC	100,529	869,484
CapitaMall Trust	261,550	380,444
CFS Retail Property Trust Group	207,225	371,496
Corio NV	6,842	268,768
Gecina SA	1,999	237,999
GPT Group	167,041	526,206
Hammerson PLC	73,053	547,771
ICADE	3,175	276,064
Japan Real Estate Investment Corp.	62	657,493
Klepierre	10,102	400,706
Land Securities Group PLC	80,279	1,096,962
Link REIT (The)	235,400	1,078,497
Macerich Co. (The)	15,250	858,270

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mirvac Group	377,756	$550,452
Nippon Building Fund, Inc.	70	759,680
Plum Creek Timber Co., Inc.	5,300	234,843
Unibail-Rodamco SE	4,530	1,017,118
Westfield Group	214,859	2,113,251
Westfield Retail Trust	298,249	772,031

		14,261,327

Real Estate Management & Development – 0.8%
Aeon Mall Co., Ltd.	8,920	231,906
CapitaLand Ltd.	262,050	624,071
CapitaMalls Asia Ltd.	136,996	192,229
CBRE Group, Inc.– Class A(a)	9,900	216,513
City Developments Ltd.	56,200	438,088
Daito Trust Construction Co., Ltd.	1,800	164,293
Daiwa House Industry Co., Ltd.	13,000	232,277
Henderson Land Development Co., Ltd.	108,640	634,685
IMMOFINANZ AG(a)	22,877	90,107
Keppel Land Ltd.	77,450	203,954
Kerry Properties Ltd.	65,900	266,364
Mitsui Fudosan Co., Ltd.	87,090	2,726,398
Nomura Real Estate Holdings, Inc.	12,480	283,917
NTT Urban Development Corp.	114	133,981
Sino Land Co., Ltd.	304,360	405,873
Sumitomo Realty & Development Co., Ltd.	45,590	1,992,490
Sun Hung Kai Properties Ltd.	160,100	2,070,659
Wharf Holdings Ltd.	156,350	1,275,544

		12,183,349

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	15,500	142,445
People’s United Financial, Inc.	11,000	156,420

		298,865

		156,785,395

Information Technology – 6.2%
Communications Equipment – 0.7%
AAC Technologies Holdings, Inc.	18,100	81,678
Cisco Systems, Inc.	174,200	4,060,602
F5 Networks, Inc.(a)	2,600	216,788
Harris Corp.	3,700	209,531
JDS Uniphase Corp.(a)	7,600	97,508
Juniper Networks, Inc.(a)	16,800	317,520
Motorola Solutions, Inc.	9,000	504,090
Nokia Oyj(a)(b)	92,232	357,843
QUALCOMM, Inc.	56,100	3,718,308
Telefonaktiebolaget LM Ericsson – Class B	74,668	878,154

		10,442,022

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.3%
Apple, Inc.	30,760	$14,981,658
Dell, Inc.	47,700	656,829
EMC Corp./MA	68,700	1,771,086
Gemalto NV	1,948	224,208
Hewlett-Packard Co.	63,800	1,425,292
NEC Corp.	60,000	126,752
NetApp, Inc.	11,700	486,018
SanDisk Corp.	7,900	435,922
Seagate Technology PLC	10,380	397,762
Western Digital Corp.	7,100	440,200

		20,945,727

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	5,200	394,004
Citizen Holdings Co., Ltd.	6,500	41,729
Corning, Inc.	48,100	675,324
FLIR Systems, Inc.	4,700	147,016
Fujifilm Holdings Corp.	11,400	247,347
Hamamatsu Photonics KK	1,800	57,964
Hexagon AB	5,822	167,033
Hirose Electric Co., Ltd.	800	104,815
Hitachi High-Technologies Corp.	1,500	30,096
Hitachi Ltd.	119,000	711,867
Hoya Corp.	10,700	226,846
Ibiden Co., Ltd.	2,800	40,063
Jabil Circuit, Inc.	6,000	136,920
Keyence Corp.	1,200	394,242
Kyocera Corp.	4,000	407,372
Molex, Inc.	4,500	130,590
Murata Manufacturing Co., Ltd.	5,000	340,953
Nippon Electric Glass Co., Ltd.	9,000	46,267
Omron Corp.	5,100	158,909
Shimadzu Corp.	5,000	43,574
TDK Corp.	3,100	111,519
TE Connectivity Ltd.	13,700	671,300
Yaskawa Electric Corp.	5,000	58,856
Yokogawa Electric Corp.	5,300	66,417

		5,411,023

Internet Software & Services – 0.7%
Akamai Technologies, Inc.(a)	5,800	266,684
Dena Co., Ltd.(b)	2,600	50,824
eBay, Inc.(a)	38,100	1,904,619
Google, Inc. – Class A(a)	8,750	7,410,375
United Internet AG	2,628	90,770
VeriSign, Inc.(a)	5,000	239,950

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yahoo! Japan Corp.	359	$176,845
Yahoo!, Inc.(a)	31,600	856,992

		10,997,059

IT Services – 1.2%
Accenture PLC – Class A	21,100	1,524,475
Amadeus IT Holding SA	9,370	302,608
AtoS	1,407	104,549
Automatic Data Processing, Inc.	15,800	1,124,328
Cap Gemini SA	3,535	193,623
Cognizant Technology Solutions Corp. – Class A(a)	9,800	718,340
Computer Sciences Corp.	5,000	250,750
Computershare Ltd.	11,632	99,487
Fidelity National Information Services, Inc.	9,500	422,370
Fiserv, Inc.(a)	4,400	423,588
Fujitsu Ltd.	45,000	165,227
International Business Machines Corp.	34,300	6,251,861
Itochu Techno-Solutions Corp.	600	20,322
Mastercard, Inc. – Class A	3,480	2,109,158
Nomura Research Institute Ltd.	2,500	77,626
NTT Data Corp.	32	113,947
Otsuka Corp.	400	48,154
Paychex, Inc.	10,500	406,140
SAIC, Inc.	9,200	138,644
Teradata Corp.(a)	5,400	316,224
Total System Services, Inc.	5,200	143,884
Visa, Inc. – Class A	16,900	2,947,698
Western Union Co. (The) – Class W	18,500	324,305

		18,227,308

Office Electronics – 0.1%
Brother Industries Ltd.	5,800	58,669
Canon, Inc.	27,900	834,450
Konica Minolta, Inc.	11,500	94,050
Ricoh Co., Ltd.	16,000	172,173
Xerox Corp.	39,900	398,202

		1,557,544

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Micro Devices, Inc.(a)(b)	19,800	64,746
Advantest Corp.	3,700	45,182
Altera Corp.	10,400	365,768
Analog Devices, Inc.	10,000	462,800
Applied Materials, Inc.	39,200	588,392
ARM Holdings PLC	34,394	465,310
ASM Pacific Technology Ltd.(b)	5,900	60,661
ASML Holding NV	7,787	679,432

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A	17,100	$431,946
Infineon Technologies AG	26,127	236,640
Intel Corp.	161,600	3,551,968
KLA-Tencor Corp.	5,400	297,810
Lam Research Corp.(a)	5,288	246,791
Linear Technology Corp.	7,500	287,475
LSI Corp.(a)	17,900	132,639
Microchip Technology, Inc.	6,300	244,503
Micron Technology, Inc.(a)	33,300	451,881
NVIDIA Corp.	20,400	300,900
Rohm Co., Ltd.	2,400	84,101
STMicroelectronics NV	15,672	125,374
Sumco Corp.	2,800	23,184
Teradyne, Inc.(a)	6,200	95,170
Texas Instruments, Inc.	36,000	1,375,200
Tokyo Electron Ltd.	4,300	177,994
Xilinx, Inc.	8,500	369,070

		11,164,937

Software – 1.2%
Adobe Systems, Inc.(a)	16,300	745,725
Autodesk, Inc.(a)	7,300	268,275
BMC Software, Inc.(a)	4,300	197,800
CA, Inc.	10,800	315,900
Citrix Systems, Inc.(a)	6,100	431,697
Dassault Systemes SA	1,567	200,234
Electronic Arts, Inc.(a)	9,800	261,072
GungHo Online Entertainment, Inc.(a)(b)	90	60,871
Intuit, Inc.	9,100	578,123
Konami Corp.(b)	2,500	55,029
Microsoft Corp.	246,300	8,226,420
Nexon Co., Ltd.	2,659	28,931
NICE Systems Ltd.	1,458	55,352
Nintendo Co., Ltd.	2,700	305,297
Oracle Corp.	120,600	3,842,316
Oracle Corp. Japan	1,000	40,690
Red Hat, Inc.(a)	6,300	318,276
Sage Group PLC (The)	27,807	148,452
Salesforce.com, Inc.(a)	17,600	864,688
SAP AG	22,714	1,677,628
Symantec Corp.	22,500	576,225
Trend Micro, Inc./Japan	2,600	90,601

		19,289,602

		98,035,222

Consumer Discretionary – 5.8%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	4,700	179,402
BorgWarner, Inc.	3,800	367,004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	16,000	$522,219
Cie Generale des Etablissements Michelin – Class B	4,537	434,262
Continental AG	2,737	413,081
Delphi Automotive PLC	9,521	523,845
Denso Corp.	12,000	545,122
GKN PLC	39,964	203,158
Goodyear Tire & Rubber Co. (The)(a)	8,000	160,960
Johnson Controls, Inc.	22,300	903,819
Koito Manufacturing Co., Ltd.	2,000	35,116
NGK Spark Plug Co., Ltd.	4,000	76,915
NHK Spring Co., Ltd.	4,000	42,107
NOK Corp.	2,300	33,400
Nokian Renkaat OYJ	2,756	128,599
Pirelli & C. SpA(b)	5,849	69,029
Stanley Electric Co., Ltd.	3,500	66,883
Sumitomo Rubber Industries Ltd.(b)	4,200	58,742
Toyoda Gosei Co., Ltd.	1,600	38,465
Toyota Boshoku Corp.	1,600	20,859
Toyota Industries Corp.	4,000	160,934
Yokohama Rubber Co., Ltd. (The)	5,000	43,835

		5,027,756

Automobiles – 1.0%
Bayerische Motoren Werke AG	8,194	772,313
Bayerische Motoren Werke AG (Preference Shares)	1,355	99,389
Daihatsu Motor Co., Ltd.	5,000	93,326
Daimler AG	23,665	1,623,842
Fiat SpA(a)	21,556	162,443
Ford Motor Co.	128,100	2,073,939
Fuji Heavy Industries Ltd.	15,000	361,117
General Motors Co.(a)	25,070	854,386
Harley-Davidson, Inc.	7,400	443,852
Honda Motor Co., Ltd.	40,200	1,441,381
Isuzu Motors Ltd.	29,000	175,550
Mazda Motor Corp.(a)	66,000	262,750
Mitsubishi Motors Corp.(a)	10,300	107,406
Nissan Motor Co., Ltd.	61,200	605,423
Porsche Automobil Holding SE (Preference Shares)	3,765	316,819
Renault SA	4,745	339,407
Suzuki Motor Corp.	9,000	192,145
Toyota Motor Corp.	68,000	4,090,294
Volkswagen AG	749	166,455
Volkswagen AG (Preference Shares)	3,579	814,033
Yamaha Motor Co., Ltd.	6,900	88,835

		15,085,105

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	5,100	$392,751
Jardine Cycle & Carriage Ltd.	3,000	77,897

		470,648

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	1,800	65,089
Gree, Inc.(b)	2,291	18,177
H&R Block, Inc.	8,800	245,608

		328,874

Hotels, Restaurants & Leisure – 0.7%
Accor SA	3,918	148,253
Carnival Corp.	14,500	523,305
Carnival PLC	4,579	171,291
Chipotle Mexican Grill, Inc. – Class A(a)	1,100	448,987
Compass Group PLC	45,067	598,071
Crown Ltd.	9,850	127,462
Darden Restaurants, Inc.	4,200	194,082
Echo Entertainment Group Ltd.	19,318	46,260
Flight Centre Ltd.(b)	1,351	56,215
Galaxy Entertainment Group Ltd.(a)	51,400	312,080
Genting Singapore PLC	150,000	154,111
International Game Technology	8,600	162,454
Marriott International, Inc./DE – Class A	7,900	315,921
McDonald’s Corp.	32,800	3,095,008
McDonald’s Holdings Co. Japan Ltd.(b)	1,700	44,624
MGM China Holdings Ltd.	23,300	69,729
OPAP SA	5,491	54,313
Oriental Land Co., Ltd./Japan	1,300	209,332
Sands China Ltd.	59,500	340,612
Shangri-La Asia Ltd.	38,000	58,486
SJM Holdings Ltd.	47,800	122,530
SKYCITY Entertainment Group Ltd.	14,209	42,648
Sodexo	2,318	204,556
Starbucks Corp.	24,500	1,727,740
Starwood Hotels & Resorts Worldwide, Inc.	6,300	402,822
TABCORP Holdings Ltd.	18,077	51,678
Tatts Group Ltd.(b)	34,192	97,419
TUI Travel PLC	11,013	58,801
Whitbread PLC	4,490	214,458
William Hill PLC	21,249	136,771
Wynn Macau Ltd.	38,300	115,680
Wynn Resorts Ltd.	2,600	366,704
Yum! Brands, Inc.	14,700	1,029,294

		11,701,697

Household Durables – 0.2%
Casio Computer Co., Ltd.	5,400	46,070
DR Horton, Inc.	9,100	162,435
Electrolux AB – Class B	5,915	156,410

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Garmin Ltd.(b)	3,530	$143,918
Harman International Industries, Inc.	2,200	140,844
Husqvarna AB	9,926	62,481
Leggett & Platt, Inc.	4,600	133,032
Lennar Corp. – Class A	5,400	171,774
Newell Rubbermaid, Inc.	9,300	235,290
Panasonic Corp.(a)	54,300	489,201
PulteGroup, Inc.	11,100	170,829
Rinnai Corp.	800	55,719
Sekisui Chemical Co., Ltd.	10,000	91,479
Sekisui House Ltd.	13,000	156,315
Sharp Corp./Japan(a)	25,000	96,774
Sony Corp.	24,900	495,582
Whirlpool Corp.	2,600	334,490

		3,142,643

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(a)	11,900	3,343,662
Expedia, Inc.	3,000	140,280
NetFlix, Inc.(a)	1,900	539,429
priceline.com, Inc.(a)	1,660	1,557,960
Rakuten, Inc.	17,889	219,179
TripAdvisor, Inc.(a)	3,600	266,292

		6,066,802

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	3,700	168,646
Mattel, Inc.	11,200	453,600
Namco Bandai Holdings, Inc.	4,400	69,990
Nikon Corp.	8,400	141,141
Sankyo Co., Ltd.	1,400	64,963
Sega Sammy Holdings, Inc.	4,600	109,483
Shimano, Inc.	2,000	165,475
Yamaha Corp.	3,800	47,682

		1,220,980

Media – 1.4%
Axel Springer AG	973	48,467
British Sky Broadcasting Group PLC	25,895	336,713
Cablevision Systems Corp. – Class A	7,000	124,110
CBS Corp. – Class B	19,100	976,010
Comcast Corp. – Class A	86,200	3,628,158
Dentsu, Inc.	4,500	149,327
DIRECTV(a)	18,700	1,087,966
Discovery Communications, Inc. – Class A(a)	8,000	620,080
Eutelsat Communications SA	3,524	105,392
Gannett Co., Inc.	7,500	180,675
Hakuhodo DY Holdings, Inc.	580	39,348
Interpublic Group of Cos., Inc. (The)	13,500	212,220
ITV PLC	90,909	231,921
JCDecaux SA	1,637	54,884

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kabel Deutschland Holding AG	2,177	$247,282
Lagardere SCA	2,707	82,497
News Corp. – Class A(a)	16,325	256,303
Omnicom Group, Inc.	8,500	515,525
Pearson PLC	20,064	395,163
ProSiebenSat.1 Media AG	2,560	108,436
Publicis Groupe SA	4,428	329,333
Reed Elsevier NV	16,915	305,382
Reed Elsevier PLC	29,403	360,557
Scripps Networks Interactive, Inc. – Class A	2,800	205,884
SES SA	7,471	219,291
Singapore Press Holdings Ltd.(b)	39,000	120,034
Telenet Group Holding NV	1,262	60,854
Time Warner Cable, Inc. – Class A	9,700	1,041,295
Time Warner, Inc.	30,500	1,846,165
Toho Co., Ltd./Tokyo	2,800	55,342
Twenty-First Century Fox, Inc. – Class A	65,300	2,045,849
Viacom, Inc. – Class B	14,900	1,185,444
Walt Disney Co. (The)	59,000	3,588,970
Washington Post Co. (The) – Class B	200	112,800
Wolters Kluwer NV	7,423	175,260
WPP PLC	30,988	574,069

		21,627,006

Multiline Retail – 0.3%
Dollar General Corp.(a)	9,860	532,144
Dollar Tree, Inc.(a)	7,400	389,980
Don Quijote Co., Ltd.	1,400	72,493
Family Dollar Stores, Inc.	3,100	220,689
Harvey Norman Holdings Ltd.(b)	13,081	34,852
Isetan Mitsukoshi Holdings Ltd.	8,700	112,390
J Front Retailing Co., Ltd.	11,000	87,359
JC Penney Co., Inc.(a)(b)	4,600	57,408
Kohl’s Corp.	6,900	354,039
Macy’s, Inc.	12,900	573,147
Marks & Spencer Group PLC	39,510	288,831
Marui Group Co., Ltd.	5,400	50,188
Next PLC	3,971	301,182
Nordstrom, Inc.	4,900	273,077
Takashimaya Co., Ltd.(b)	6,392	55,888
Target Corp.	21,300	1,348,503

		4,752,170

Specialty Retail – 0.9%
ABC-Mart, Inc.(b)	700	29,232
Abercrombie & Fitch Co. – Class A	2,600	91,806
AutoNation, Inc.(a)	1,200	56,088
AutoZone, Inc.(a)	1,260	529,124
Bed Bath & Beyond, Inc.(a)	7,400	545,676

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Best Buy Co., Inc.	8,600	$309,600
CarMax, Inc.(a)	7,400	351,944
Fast Retailing Co., Ltd.	1,400	450,727
GameStop Corp. – Class A	3,900	195,819
Gap, Inc. (The)	9,700	392,268
Hennes & Mauritz AB – Class B	23,345	856,647
Home Depot, Inc. (The)	48,900	3,642,561
Inditex SA	5,404	714,505
Kingfisher PLC	58,427	348,661
L Brands, Inc.	7,800	447,408
Lowe’s Cos., Inc.	36,200	1,658,684
Nitori Holdings Co., Ltd.	850	75,850
O’Reilly Automotive, Inc.(a)	3,700	454,027
PetSmart, Inc.	3,490	245,801
Ross Stores, Inc.	7,300	490,998
Sanrio Co., Ltd.	1,100	56,412
Shimamura Co., Ltd.	600	61,057
Staples, Inc.	22,000	306,020
Tiffany & Co.	3,900	300,729
TJX Cos., Inc.	23,800	1,254,736
Urban Outfitters, Inc.(a)	3,500	146,755
USS Co., Ltd.	540	67,371
Yamada Denki Co., Ltd.	2,260	71,181

		14,151,687

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	5,191	549,146
Asics Corp.	4,000	69,667
Burberry Group PLC	11,017	262,217
Christian Dior SA	1,368	234,399
Cie Financiere Richemont SA (SWX Europe)	12,892	1,223,828
Coach, Inc.	9,200	485,852
Fossil Group, Inc.(a)	1,729	200,806
Hugo Boss AG	781	95,166
Kering	1,882	425,255
Li & Fung Ltd.	144,000	211,371
Luxottica Group SpA	4,138	215,568
LVMH Moet Hennessy Louis Vuitton SA	6,275	1,099,397
NIKE, Inc. – Class B	23,700	1,488,834
PVH Corp.	2,611	336,166
Ralph Lauren Corp.	2,000	330,820
Swatch Group AG (The)	767	441,225
Swatch Group AG (The) (REG)	1,068	106,886
VF Corp.	2,900	542,909
Yue Yuen Industrial Holdings Ltd.	18,000	55,070

		8,374,582

		91,949,950

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.7%
Biotechnology – 0.8%
Actelion Ltd.(a)	2,642	$179,535
Alexion Pharmaceuticals, Inc.(a)	6,340	683,198
Amgen, Inc.	24,500	2,669,030
Biogen Idec, Inc.(a)	7,800	1,661,556
Celgene Corp.(a)	13,700	1,917,726
CSL Ltd.	12,270	742,513
Elan Corp. PLC(a)	11,931	181,091
Gilead Sciences, Inc.(a)	49,700	2,995,419
Grifols SA	3,667	147,280
Novozymes A/S – Class B	5,679	206,768
Regeneron Pharmaceuticals, Inc.(a)	2,500	605,775

		11,989,891

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	51,300	1,709,829
Baxter International, Inc.	17,800	1,238,168
Becton Dickinson and Co.	6,300	613,494
Boston Scientific Corp.(a)	44,300	468,694
CareFusion Corp.(a)	7,200	258,120
Cochlear Ltd.	1,400	71,231
Coloplast A/S – Class B	2,800	151,935
Covidien PLC	15,400	914,760
CR Bard, Inc.	2,500	287,175
DENTSPLY International, Inc.	4,600	193,154
Edwards Lifesciences Corp.(a)	3,700	260,406
Elekta AB – Class B	9,022	141,748
Essilor International SA	5,041	544,351
Getinge AB – Class B	4,921	169,351
Intuitive Surgical, Inc.(a)	1,330	514,072
Medtronic, Inc.	33,000	1,707,750
Olympus Corp.(a)	4,900	140,734
Smith & Nephew PLC	22,047	256,530
Sonova Holding AG(a)	1,254	138,699
St Jude Medical, Inc.	9,200	463,772
Stryker Corp.	9,400	628,766
Sysmex Corp.	1,800	103,901
Terumo Corp.	3,800	181,249
Varian Medical Systems, Inc.(a)	3,600	253,620
William Demant Holding A/S(a)	646	55,366
Zimmer Holdings, Inc.	5,500	434,995

		11,901,870

Health Care Providers & Services – 0.7%
Aetna, Inc.	12,409	786,607
Alfresa Holdings Corp.	1,000	47,256

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AmerisourceBergen Corp. – Class A	7,500	$426,900
Cardinal Health, Inc.	11,100	558,108
Celesio AG	2,091	43,605
CIGNA Corp.	9,300	731,817
DaVita HealthCare Partners, Inc.(a)	2,800	301,028
Express Scripts Holding Co.(a)	26,683	1,704,510
Fresenius Medical Care AG & Co. KGaA	5,240	340,409
Fresenius SE & Co. KGaA	3,090	371,873
Humana, Inc.	5,200	478,816
Laboratory Corp. of America Holdings(a)	3,100	296,732
McKesson Corp.	7,600	922,716
Medipal Holdings Corp.	3,300	36,732
Miraca Holdings, Inc.	1,400	62,249
Patterson Cos., Inc.	2,700	107,676
Quest Diagnostics, Inc.	5,200	304,824
Ramsay Health Care Ltd.	3,230	107,092
Sonic Healthcare Ltd.	9,133	125,454
Suzuken Co., Ltd./Aichi Japan	1,800	55,296
Tenet Healthcare Corp.(a)	3,350	130,817
UnitedHealth Group, Inc.	33,500	2,403,290
WellPoint, Inc.	9,900	842,886

		11,186,693

Health Care Technology – 0.0%
Cerner Corp.(a)	9,600	442,176
M3, Inc.	18	46,866

		489,042

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	11,300	527,032
Life Technologies Corp.(a)	5,600	416,696
Lonza Group AG(a)	1,301	92,064
PerkinElmer, Inc.	3,700	133,089
QIAGEN NV(a)	5,791	116,433
Thermo Fisher Scientific, Inc.	11,700	1,039,311
Waters Corp.(a)	2,800	276,780

		2,601,405

Pharmaceuticals – 3.3%
AbbVie, Inc.	51,600	2,198,676
Actavis, Inc.(a)	4,200	567,756
Allergan, Inc./United States	10,100	892,638
Astellas Pharma, Inc.	11,000	559,657
AstraZeneca PLC	30,740	1,513,558
Bayer AG	20,381	2,265,253
Bristol-Myers Squibb Co.	53,500	2,230,415
Chugai Pharmaceutical Co., Ltd.	5,500	112,411

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Daiichi Sankyo Co., Ltd.	16,600	$283,985
Dainippon Sumitomo Pharma Co., Ltd.	3,900	49,718
Eisai Co., Ltd.	6,200	251,678
Eli Lilly & Co.	32,600	1,675,640
Forest Laboratories, Inc.(a)	7,600	323,228
GlaxoSmithKline PLC	120,838	3,081,799
Hisamitsu Pharmaceutical Co., Inc.(b)	1,600	85,586
Hospira, Inc.(a)	5,400	210,762
Johnson & Johnson	91,300	7,889,233
Kyowa Hakko Kirin Co., Ltd.	5,000	50,272
Merck & Co., Inc.	98,700	4,667,523
Merck KGaA	1,621	246,258
Mitsubishi Tanabe Pharma Corp.	5,000	67,882
Mylan, Inc./PA(a)	12,900	455,886
Novartis AG	56,652	4,127,079
Novo Nordisk A/S – Class B	10,046	1,679,647
Ono Pharmaceutical Co., Ltd.	2,100	126,042
Orion Oyj – Class B	2,374	54,893
Otsuka Holdings Co., Ltd.(b)	8,915	275,432
Perrigo Co.	2,900	352,495
Pfizer, Inc.	219,007	6,178,187
Roche Holding AG	17,303	4,313,034
Sanofi	29,400	2,817,591
Santen Pharmaceutical Co., Ltd.	1,900	87,772
Shionogi & Co., Ltd.	7,400	143,703
Shire PLC	13,832	508,795
Taisho Pharmaceutical Holdings Co., Ltd.	777	51,701
Takeda Pharmaceutical Co., Ltd.	19,500	882,467
Teva Pharmaceutical Industries Ltd.	20,919	799,659
Tsumura & Co.(b)	1,500	40,128
UCB SA	2,705	157,335
Zoetis, Inc.	16,164	471,181

		52,746,955

		90,915,856

Industrials – 5.7%
Aerospace & Defense – 1.0%
BAE Systems PLC	79,986	539,236
Boeing Co. (The)	22,200	2,307,024
Cobham PLC	26,563	117,291
European Aeronautic Defence and Space Co. NV	14,329	825,094
Finmeccanica SpA(a)(b)	9,951	50,908
General Dynamics Corp.	10,900	907,425
Honeywell International, Inc.	25,600	2,036,992
L-3 Communications Holdings, Inc.	2,900	261,957
Lockheed Martin Corp.	8,800	1,077,296

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Meggitt PLC	19,234	$157,060
Northrop Grumman Corp.	7,700	710,479
Precision Castparts Corp.	4,800	1,013,952
Raytheon Co.	10,600	799,346
Rockwell Collins, Inc.	4,500	318,465
Rolls-Royce Holdings PLC(a)	46,311	798,758
Safran SA	6,163	342,035
Singapore Technologies Engineering Ltd.	38,000	117,708
Textron, Inc.	8,800	237,072
Thales SA	2,239	110,310
United Technologies Corp.	27,600	2,762,760
Zodiac Aerospace	839	121,579

		15,612,747

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	5,200	295,724
Deutsche Post AG	22,448	648,874
Expeditors International of Washington, Inc.	6,700	271,752
FedEx Corp.	9,600	1,030,656
Kuehne & Nagel International AG	1,328	165,300
TNT Express NV	8,743	77,049
Toll Holdings Ltd.	16,083	77,746
United Parcel Service, Inc. – Class B	23,400	2,002,572
Yamato Holdings Co., Ltd.	9,100	194,710

		4,764,383

Airlines – 0.1%
ANA Holdings, Inc.(b)	28,000	56,852
Cathay Pacific Airways Ltd.	29,000	49,816
Deutsche Lufthansa AG (REG)(a)	5,630	100,438
easyJet PLC	3,905	74,720
International Consolidated Airlines Group SA(a)	22,847	101,474
Japan Airlines Co., Ltd.	1,469	77,714
Qantas Airways Ltd.(a)	27,130	32,890
Ryanair Holdings PLC (Sponsored ADR)	820	38,917
Singapore Airlines Ltd.	13,000	99,104
Southwest Airlines Co.	23,700	303,597

		935,522

Building Products – 0.1%
Asahi Glass Co., Ltd.	24,000	139,616
Assa Abloy AB	8,292	352,574
Cie de St-Gobain	9,825	458,226
Daikin Industries Ltd.	5,800	277,693
Geberit AG	957	232,734
LIXIL Group Corp.	6,600	132,765
Masco Corp.	11,600	219,472
TOTO Ltd.	7,000	86,347

		1,899,427

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(a)	7,150	$284,784
Aggreko PLC	6,595	166,425
Babcock International Group PLC	8,831	155,648
Brambles Ltd.	38,220	297,854
Cintas Corp.	3,400	162,384
Dai Nippon Printing Co., Ltd.	13,000	125,334
Edenred	5,007	149,872
G4S PLC	33,439	134,589
Park24 Co., Ltd.	2,400	41,546
Pitney Bowes, Inc.(b)	6,500	106,080
Republic Services, Inc. – Class A	9,700	315,347
Secom Co., Ltd.	5,200	296,545
Securitas AB – Class B	7,699	81,079
Serco Group PLC	12,250	103,846
Societe BIC SA	751	86,348
Stericycle, Inc.(a)	2,800	315,168
Toppan Printing Co., Ltd.(b)	13,000	95,095
Tyco International Ltd.	15,200	502,208
Waste Management, Inc.	14,200	574,248

		3,994,400

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	3,482	97,940
Bouygues SA(b)	4,833	150,910
Chiyoda Corp.	4,000	45,532
Ferrovial SA	9,920	164,358
Fluor Corp.	5,300	336,179
Hochtief AG	757	53,678
Jacobs Engineering Group, Inc.(a)	4,200	244,776
JGC Corp.	5,000	170,284
Kajima Corp.	20,000	70,995
Kinden Corp.	3,000	29,432
Koninklijke Boskalis Westminster NV	1,899	75,154
Leighton Holdings Ltd.(b)	4,152	63,816
Obayashi Corp.	15,000	84,939
OCI(a)	2,265	107,767
Quanta Services, Inc.(a)	6,900	180,366
Shimizu Corp.	14,000	61,261
Skanska AB – Class B	9,342	167,172
Taisei Corp.	23,000	93,739
Vinci SA	11,420	589,237

		2,787,535

Electrical Equipment – 0.4%
ABB Ltd. (REG)(a)	54,069	1,156,418
Alstom SA	5,311	187,027

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eaton Corp. PLC	15,409	$975,698
Emerson Electric Co.	23,600	1,424,732
First Solar, Inc.(a)	1,900	69,768
Fuji Electric Co., Ltd.	13,000	47,606
Furukawa Electric Co., Ltd.	16,000	31,972
Legrand SA	6,163	312,427
Mabuchi Motor Co., Ltd.	600	29,529
Mitsubishi Electric Corp.	47,000	464,654
Nidec Corp.	2,500	186,737
Osram Licht AG(a)	1,952	78,144
Prysmian SpA	5,009	111,067
Rockwell Automation, Inc.	4,600	447,258
Roper Industries, Inc.	3,200	395,840
Schneider Electric SA	12,995	993,875
Sumitomo Electric Industries Ltd.	18,500	247,143

		7,159,895

Industrial Conglomerates – 1.0%
3M Co.	20,800	2,362,464
Danaher Corp.	18,900	1,238,328
General Electric Co.	339,700	7,860,658
Hutchison Whampoa Ltd.	52,000	601,751
Keppel Corp., Ltd.	35,000	276,543
Koninklijke Philips NV	23,573	728,925
NWS Holdings Ltd.	35,000	52,152
SembCorp Industries Ltd.	24,000	91,738
Siemens AG	19,528	2,068,329
Smiths Group PLC	9,655	191,717
Toshiba Corp.	99,000	390,134

		15,862,739

Industrial Warehouse Distribution – 0.3%
DCT Industrial Trust, Inc.	22,860	152,933
EastGroup Properties, Inc.	2,380	133,756
First Industrial Realty Trust, Inc.	8,400	127,092
Global Logistic Properties Ltd.	311,415	656,058
GLP J-Reit(b)	95	92,581
Hansteen Holdings PLC	50,113	76,147
Hopewell Holdings Ltd.	14,000	44,382
Industrial & Infrastructure Fund Investment Corp.	4	35,185
Japan Logistics Fund, Inc.	5	45,247
Mapletree Industrial Trust	89,462	89,505
Mapletree Logistics Trust	112,355	92,724
Nippon Prologis REIT, Inc.	18	157,579
ProLogis, Inc.	55,235	1,946,482
Pure Industrial Real Estate Trust	10,650	42,770
Segro PLC	76,500	345,986

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	3,300	$66,000
Warehouses De Pauw SCA	840	55,471

		4,159,898

Machinery – 1.0%
Alfa Laval AB	7,748	167,323
Amada Co., Ltd.	8,000	58,676
Andritz AG	1,790	98,535
Atlas Copco AB – Class A	16,511	445,651
Atlas Copco AB – Class B	9,595	235,365
Caterpillar, Inc.	21,400	1,766,356
Cummins, Inc.	5,800	714,560
Deere & Co.	12,700	1,062,228
Dover Corp.	5,700	484,785
FANUC Corp.	4,800	728,446
Fiat Industrial SpA	21,042	251,679
Flowserve Corp.	4,800	267,792
GEA Group AG	4,504	182,151
Hino Motors Ltd.	6,000	77,729
Hitachi Construction Machinery Co., Ltd.	2,700	52,537
IHI Corp.	32,000	128,537
Illinois Tool Works, Inc.	13,600	971,992
IMI PLC	7,895	175,721
Ingersoll-Rand PLC	9,000	532,260
Invensys PLC	15,987	121,534
Japan Steel Works Ltd. (The)	7,000	35,586
Joy Global, Inc.	3,500	171,920
JTEKT Corp.	5,000	64,653
Kawasaki Heavy Industries Ltd.	34,000	117,871
Komatsu Ltd.	23,000	499,535
Kone Oyj	3,885	317,140
Kubota Corp.	27,000	365,006
Kurita Water Industries Ltd.	2,800	56,214
Makita Corp.	2,800	147,049
MAN SE	868	99,208
Melrose Industries PLC	31,194	142,527
Metso Oyj	3,142	120,581
Mitsubishi Heavy Industries Ltd.	74,000	403,689
Nabtesco Corp.	3,000	64,056
NGK Insulators Ltd.	6,000	82,709
NSK Ltd.	11,000	101,902
PACCAR, Inc.	11,500	616,515
Pall Corp.	3,600	248,904
Parker Hannifin Corp.	4,900	489,755
Pentair Ltd.	6,684	401,775
Sandvik AB	26,259	350,932
Scania AB	7,868	157,075

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schindler Holding AG	1,195	$164,601
Schindler Holding AG (REG)	529	71,426
SembCorp Marine Ltd.(b)	20,000	65,338
SKF AB	9,638	255,086
SMC Corp./Japan	1,400	291,616
Snap-On, Inc.	1,900	177,840
Stanley Black & Decker, Inc.	5,200	443,352
Sulzer AG	590	85,954
Sumitomo Heavy Industries Ltd.	13,000	58,366
THK Co., Ltd.	2,800	54,003
Vallourec SA	2,632	157,789
Volvo AB – Class B	37,048	533,315
Wartsila Oyj Abp	4,372	203,559
Weir Group PLC (The)	5,225	176,327
Xylem, Inc./NY	6,000	148,680
Yangzijiang Shipbuilding Holdings Ltd.(b)	40,600	30,010
Zardoya Otis SA(b)	3,789	55,807

		16,551,528

Marine – 0.0%
AP Moeller - Maersk A/S (Line of A Shares) – Class A	14	112,901
AP Moeller - Maersk A/S – Class B	33	280,915
Mitsui OSK Lines Ltd.(a)	26,000	101,953
Nippon Yusen KK	39,000	110,295
Orient Overseas International Ltd.	5,000	27,476

		633,540

Mixed Office Industrial – 0.0%
Goodman Group	176,702	724,300

Professional Services – 0.2%
Adecco SA(a)	3,258	204,746
ALS Ltd./Queensland(b)	9,053	73,687
Bureau Veritas SA	5,436	163,933
Capita PLC	16,078	237,762
Dun & Bradstreet Corp. (The)	1,300	129,324
Equifax, Inc.	3,900	230,451
Experian PLC	24,809	434,388
Intertek Group PLC	3,953	195,988
Nielsen Holdings NV(b)	6,888	237,636
Randstad Holding NV	2,962	137,511
Robert Half International, Inc.	4,500	158,715
Seek Ltd.	7,904	74,879
SGS SA	135	307,013

		2,586,033

Road & Rail – 0.5%
Asciano Ltd.	24,022	118,527
Aurizon Holdings Ltd.	50,005	201,825

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Central Japan Railway Co.	3,552	$404,406
ComfortDelGro Corp., Ltd.	49,000	70,587
CSX Corp.	33,300	819,513
DSV A/S	4,672	122,573
East Japan Railway Co.	8,300	634,796
Hankyu Hanshin Holdings, Inc.	28,000	150,727
Kansas City Southern	3,600	379,512
Keikyu Corp.	11,000	93,820
Keio Corp.	14,000	94,379
Keisei Electric Railway Co., Ltd.	6,000	56,764
Kintetsu Corp.(b)	40,000	148,083
MTR Corp., Ltd.	35,500	134,153
Nippon Express Co., Ltd.	19,000	88,586
Norfolk Southern Corp.	10,300	743,248
Odakyu Electric Railway Co., Ltd.	15,000	136,490
Ryder System, Inc.	1,700	94,537
Tobu Railway Co., Ltd.	25,000	125,475
Tokyu Corp.	28,000	179,103
Union Pacific Corp.	15,400	2,364,516
West Japan Railway Co.	4,151	170,882

		7,332,502

Trading Companies & Distributors – 0.3%
Brenntag AG	1,299	197,536
Bunzl PLC	8,145	171,894
Fastenal Co.	8,800	387,112
ITOCHU Corp.	37,000	416,518
Marubeni Corp.	40,000	288,913
Mitsubishi Corp.	34,600	643,691
Mitsui & Co., Ltd.	42,800	591,876
Noble Group Ltd.	103,000	65,105
Rexel SA	3,683	84,719
Sojitz Corp.	30,800	54,705
Sumitomo Corp.	27,700	348,962
Toyota Tsusho Corp.	5,200	118,834
Travis Perkins PLC	6,032	147,205
Wolseley PLC	6,810	344,375
WW Grainger, Inc.	2,000	494,700

		4,356,145

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	9,015	159,178
Aeroports de Paris	730	71,254
Atlantia SpA	8,137	146,787
Auckland International Airport Ltd.	26,061	61,915
Fraport AG Frankfurt Airport Services Worldwide	904	58,374
Groupe Eurotunnel SA	13,151	97,727

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hutchison Port Holdings Trust	128,600	$94,951
Kamigumi Co., Ltd.	5,000	39,808
Koninklijke Vopak NV	1,729	96,988
Mitsubishi Logistics Corp.	3,000	38,331
Sydney Airport	4,566	15,336
Transurban Group	34,664	207,680

		1,088,329

		90,448,923

Consumer Staples – 5.1%
Beverages – 1.1%
Anheuser-Busch InBev NV	19,801	1,846,662
Asahi Group Holdings Ltd.	9,500	235,042
Beam, Inc.	5,200	325,780
Brown-Forman Corp. – Class B	4,950	331,601
Carlsberg A/S – Class B	2,630	254,904
Coca-Cola Amatil Ltd.	14,040	152,844
Coca-Cola Co. (The)	125,200	4,780,136
Coca-Cola Enterprises, Inc.	8,500	317,900
Coca-Cola HBC AG(a)	4,957	137,121
Coca-Cola West Co., Ltd.	1,500	29,711
Constellation Brands, Inc. – Class A(a)	5,000	271,250
Diageo PLC	61,803	1,894,037
Dr Pepper Snapple Group, Inc.	6,600	295,416
Heineken Holding NV	2,479	149,651
Heineken NV	5,665	389,083
Kirin Holdings Co., Ltd.	21,000	287,110
Molson Coors Brewing Co. – Class B	5,100	248,829
Monster Beverage Corp.(a)	4,710	270,307
PepsiCo, Inc.	50,400	4,018,392
Pernod-Ricard SA	5,249	608,928
Remy Cointreau SA	627	65,910
SABMiller PLC	23,600	1,124,879
Suntory Beverage & Food Ltd.(a)	2,677	95,836
Treasury Wine Estates Ltd.	15,880	66,892

		18,198,221

Food & Staples Retailing – 1.1%
Aeon Co., Ltd.(b)	14,800	201,658
Carrefour SA	14,962	468,463
Casino Guichard Perrachon SA	1,416	134,025
Colruyt SA	1,865	103,244
Costco Wholesale Corp.	14,200	1,588,554
CVS Caremark Corp.	40,200	2,333,610
Delhaize Group SA	2,505	160,017
Distribuidora Internacional de Alimentacion SA	15,033	118,829
FamilyMart Co., Ltd.	1,500	62,940

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

J Sainsbury PLC	30,110	$179,506
Jeronimo Martins SGPS SA	6,199	120,434
Kesko Oyj	1,563	47,092
Koninklijke Ahold NV	24,730	393,979
Kroger Co. (The)	16,900	618,540
Lawson, Inc.(b)	1,600	120,161
Metcash Ltd.	21,249	61,308
Metro AG	3,188	116,818
Olam International Ltd.	36,000	40,377
Safeway, Inc.	7,800	202,020
Seven & I Holdings Co., Ltd.	18,600	636,785
Sysco Corp.	19,100	611,582
Tesco PLC	198,373	1,127,344
Wal-Mart Stores, Inc.	54,700	3,992,006
Walgreen Co.	28,100	1,350,767
Wesfarmers Ltd.	24,879	897,193
Whole Foods Market, Inc.	11,200	590,800
WM Morrison Supermarkets PLC	54,362	244,584
Woolworths Ltd.	30,609	969,579

		17,492,215

Food Products – 1.2%
Ajinomoto Co., Inc.	15,000	191,837
Archer-Daniels-Midland Co.	21,500	757,015
Aryzta AG(a)	2,145	136,903
Associated British Foods PLC	8,760	250,613
Barry Callebaut AG(a)	49	46,106
Calbee, Inc.	453	44,121
Campbell Soup Co.	5,800	250,444
ConAgra Foods, Inc.	13,500	456,570
Danone SA	14,061	1,046,987
DE Master Blenders 1753 NV(a)	12,453	203,427
General Mills, Inc.	21,100	1,040,652
Golden Agri-Resources Ltd.	181,000	79,254
Hershey Co. (The)	4,900	450,555
Hormel Foods Corp.	4,400	182,292
JM Smucker Co. (The)	3,500	371,490
Kellogg Co.	8,200	497,822
Kerry Group PLC – Class A	3,671	231,575
Kikkoman Corp.	4,000	67,948
Kraft Foods Group, Inc.	19,300	999,161
Lindt & Spruengli AG	22	87,950
Lindt & Spruengli AG (REG)	3	138,798
McCormick & Co., Inc./MD	4,300	290,895
Mead Johnson Nutrition Co. – Class A	6,600	495,198
MEIJI Holdings Co., Ltd.	1,500	77,387
Mondelez International, Inc. – Class A	58,100	1,781,927

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	79,422	$5,197,709
Nippon Meat Packers, Inc.	4,000	55,935
Nisshin Seifun Group, Inc.	4,500	50,487
Nissin Foods Holdings Co., Ltd.	1,500	59,061
Orkla ASA	18,384	132,508
Suedzucker AG	2,002	64,639
Tate & Lyle PLC	11,456	142,897
Toyo Suisan Kaisha Ltd.	2,000	60,001
Tyson Foods, Inc. – Class A	9,200	266,340
Unilever NV	40,177	1,511,685
Unilever PLC	31,677	1,207,836
Wilmar International Ltd.	47,000	115,824
Yakult Honsha Co., Ltd.	2,200	92,846
Yamazaki Baking Co., Ltd.	2,000	21,403

		19,156,098

Household Products – 0.8%
Clorox Co. (The)	4,300	355,610
Colgate-Palmolive Co.	28,800	1,663,776
Henkel AG & Co. KGaA	3,194	259,770
Henkel AG & Co. KGaA (Preference Shares)	4,433	429,594
Kimberly-Clark Corp.	12,700	1,187,196
Procter & Gamble Co. (The)	89,300	6,955,577
Reckitt Benckiser Group PLC	15,924	1,082,182
Svenska Cellulosa AB – Class B	14,432	352,447
Unicharm Corp.	2,800	144,726

		12,430,878

Personal Products – 0.2%
Avon Products, Inc.	14,100	278,757
Beiersdorf AG	2,478	213,500
Estee Lauder Cos., Inc. (The) – Class A	7,800	509,808
Kao Corp.	13,000	378,372
L’Oreal SA	5,960	995,038
Shiseido Co., Ltd.	8,900	140,660

		2,516,135

Tobacco – 0.7%
Altria Group, Inc.	65,600	2,222,528
British American Tobacco PLC	47,529	2,403,286
Imperial Tobacco Group PLC	24,153	798,598
Japan Tobacco, Inc.	27,091	914,995
Lorillard, Inc.	12,400	524,520
Philip Morris International, Inc.	53,900	4,497,416
Reynolds American, Inc.	10,500	500,115
Swedish Match AB	5,065	176,788

		12,038,246

		81,831,793

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.5%
Energy Equipment & Services – 0.7%
Aker Solutions ASA	4,042	$61,269
AMEC PLC	7,306	117,719
Baker Hughes, Inc.	14,400	669,456
Cameron International Corp.(a)	8,100	459,999
Cie Generale de Geophysique-Veritas(a)	3,901	92,538
Diamond Offshore Drilling, Inc.	2,300	147,269
Ensco PLC – Class A	7,600	422,256
FMC Technologies, Inc.(a)	7,700	412,951
Fugro NV	1,787	109,802
Halliburton Co.	30,400	1,459,200
Helmerich & Payne, Inc.	3,500	220,640
Nabors Industries Ltd.	9,500	146,300
National Oilwell Varco, Inc.	13,900	1,032,770
Noble Corp.	8,200	305,040
Petrofac Ltd.	6,378	136,904
Rowan Cos., PLC(a)	4,000	141,680
Saipem SpA	6,510	144,914
Schlumberger Ltd.	43,400	3,512,796
Seadrill Ltd.	9,246	425,305
Subsea 7 SA	6,498	133,158
Technip SA	2,545	295,877
Tenaris SA	11,611	257,200
Transocean Ltd.	8,918	404,416
WorleyParsons Ltd.	5,061	98,596

		11,208,055

Oil, Gas & Consumable Fuels – 3.8%
Anadarko Petroleum Corp.	16,400	1,499,288
Apache Corp.	12,800	1,096,704
BG Group PLC	83,798	1,594,518
BP PLC	472,009	3,263,856
Cabot Oil & Gas Corp.	13,800	539,994
Caltex Australia Ltd.	3,319	55,730
Chesapeake Energy Corp.	17,000	438,770
Chevron Corp.	63,500	7,647,305
ConocoPhillips	39,900	2,645,370
Consol Energy, Inc.	7,400	231,102
Cosmo Oil Co., Ltd.(a)	13,000	26,737
Delek Group Ltd.	112	31,086
Denbury Resources, Inc.(a)	12,200	210,938
Devon Energy Corp.	12,300	702,207
ENI SpA	62,769	1,429,738
EOG Resources, Inc.	8,900	1,397,745
EQT Corp.	4,900	420,028
Exxon Mobil Corp.	146,403	12,760,486

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Galp Energia SGPS SA	6,623	$111,474
Hess Corp.	9,700	726,045
Idemitsu Kosan Co., Ltd.	600	49,750
Inpex Corp.	55	248,005
Japan Petroleum Exploration Co.	700	31,092
JX Holdings, Inc.	55,000	288,987
Kinder Morgan, Inc./DE	20,635	782,686
Lundin Petroleum AB(a)	5,472	117,415
Marathon Oil Corp.	23,100	795,333
Marathon Petroleum Corp.	10,800	783,108
Murphy Oil Corp.	5,900	397,778
Neste Oil Oyj	3,152	57,807
Newfield Exploration Co.(a)	4,400	104,808
Noble Energy, Inc.	11,800	724,874
Occidental Petroleum Corp.	26,300	2,319,923
OMV AG	3,621	167,113
Origin Energy Ltd.	26,789	314,063
Peabody Energy Corp.	8,800	151,360
Phillips 66	20,300	1,159,130
Pioneer Natural Resources Co.	4,300	752,371
QEP Resources, Inc.	5,800	158,456
Range Resources Corp.	5,300	397,394
Repsol SA	20,530	476,414
Royal Dutch Shell PLC – Class A	92,908	3,004,828
Royal Dutch Shell PLC – Class B	64,381	2,166,935
Santos Ltd.	23,480	310,150
Showa Shell Sekiyu KK	4,600	45,469
Southwestern Energy Co.(a)	11,400	435,480
Spectra Energy Corp.	21,800	721,798
Statoil ASA	27,441	602,036
Tesoro Corp.	4,500	207,405
TonenGeneral Sekiyu KK	7,000	63,432
Total SA	52,442	2,904,023
Tullow Oil PLC	22,290	348,109
Valero Energy Corp.	18,000	639,540
Whitehaven Coal Ltd.(b)	13,737	24,137
Williams Cos., Inc. (The)	22,200	804,528
Woodside Petroleum Ltd.	16,207	548,495
WPX Energy, Inc.(a)	6,500	121,290

		60,054,643

		71,262,698

Materials – 2.5%
Chemicals – 1.4%
Air Liquide SA	7,718	1,014,760
Air Products & Chemicals, Inc.	6,800	694,552
Air Water, Inc.	4,000	53,444
Airgas, Inc.	2,200	223,630

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Akzo Nobel NV	5,857	$344,598
Arkema SA	1,582	159,848
Asahi Kasei Corp.	31,000	226,864
BASF SE	22,635	1,979,823
CF Industries Holdings, Inc.	2,100	399,714
Croda International PLC	3,327	133,992
Daicel Corp.	7,000	60,292
Dow Chemical Co. (The)	39,300	1,469,820
Eastman Chemical Co.	5,000	380,000
Ecolab, Inc.	8,700	794,745
EI du Pont de Nemours & Co.	30,500	1,726,910
EMS-Chemie Holding AG	219	70,074
FMC Corp.	4,500	299,745
Fuchs Petrolub SE (Preference Shares)	874	70,732
Givaudan SA(a)	208	279,933
Hitachi Chemical Co., Ltd.	2,600	42,737
Incitec Pivot Ltd.	38,543	88,364
International Flavors & Fragrances, Inc.	2,700	213,327
Israel Chemicals Ltd.	10,949	75,778
Israel Corp., Ltd. (The)(a)	67	28,306
Johnson Matthey PLC	5,039	222,035
JSR Corp.	4,400	76,386
K&S AG(b)	4,236	103,113
Kaneka Corp.	6,000	38,217
Kansai Paint Co., Ltd.	5,000	57,685
Koninklijke DSM NV	3,792	279,802
Kuraray Co., Ltd.	8,500	93,791
Lanxess AG	2,046	131,939
Linde AG	4,575	879,283
LyondellBasell Industries NV – Class A	12,410	870,561
Mitsubishi Chemical Holdings Corp.	33,000	154,525
Mitsubishi Gas Chemical Co., Inc.	9,000	72,065
Mitsui Chemicals, Inc.	20,000	52,855
Monsanto Co.	17,500	1,713,075
Mosaic Co. (The)	9,000	374,850
Nitto Denko Corp.	4,100	216,830
Orica Ltd.	8,975	149,243
PPG Industries, Inc.	4,700	734,187
Praxair, Inc.	9,700	1,138,780
Sherwin-Williams Co. (The)	2,800	482,720
Shin-Etsu Chemical Co., Ltd.	10,100	604,413
Showa Denko KK	36,000	45,192
Sigma-Aldrich Corp.	3,900	321,633
Sika AG	53	144,972
Solvay SA	1,492	207,908
Sumitomo Chemical Co., Ltd.	36,000	129,810
Syngenta AG	2,298	899,887
Taiyo Nippon Sanso Corp.	5,000	32,565

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Teijin Ltd.	23,000	$50,190
Toray Industries, Inc.	36,000	219,940
Ube Industries Ltd./Japan	24,000	42,249
Umicore SA(b)	2,803	129,790
Yara International ASA	4,597	181,708

		21,684,187

Construction Materials – 0.1%
Boral Ltd.(b)	18,874	70,140
CRH PLC(b)	17,992	380,333
Fletcher Building Ltd.	16,790	113,369
HeidelbergCement AG	3,458	239,829
Holcim Ltd.(a)	5,695	386,180
Imerys SA	829	53,982
James Hardie Industries PLC	10,751	93,341
Lafarge SA	4,591	280,081
Taiheiyo Cement Corp.	28,000	104,348
Vulcan Materials Co.	4,200	200,760

		1,922,363

Containers & Packaging – 0.1%
Amcor Ltd./Australia	29,670	274,493
Avery Dennison Corp.	3,200	136,832
Ball Corp.	4,800	213,216
Bemis Co., Inc.	3,300	131,307
MeadWestvaco Corp.	5,700	204,345
Owens-Illinois, Inc.(a)	5,300	150,467
Rexam PLC	19,413	146,836
Sealed Air Corp.	6,300	178,920
Toyo Seikan Group Holdings Ltd.	4,000	67,226

		1,503,642

Metals & Mining – 0.8%
Alcoa, Inc.	34,900	268,730
Allegheny Technologies, Inc.	3,500	93,485
Alumina Ltd.(a)	62,201	55,222
Anglo American PLC	34,392	788,979
Antofagasta PLC	9,696	128,482
ArcelorMittal (Euronext Amsterdam)	24,609	314,839
BHP Billiton Ltd.	79,114	2,501,880
BHP Billiton PLC	52,104	1,515,465
Boliden AB	6,725	98,138
Cliffs Natural Resources, Inc.(b)	4,900	102,263
Daido Steel Co., Ltd.	6,000	31,746
Fortescue Metals Group Ltd.(b)	38,343	145,838
Freeport-McMoRan Copper & Gold, Inc.	31,000	936,820
Fresnillo PLC	4,409	88,987
Glencore Xstrata PLC(a)	246,144	1,164,923
Hitachi Metals Ltd.	4,000	47,659

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iluka Resources Ltd.	10,295	$97,457
JFE Holdings, Inc.	12,100	265,407
Kobe Steel Ltd.(a)	61,000	96,557
Maruichi Steel Tube Ltd.	1,200	27,666
Mitsubishi Materials Corp.	27,000	104,946
Newcrest Mining Ltd.	18,810	220,994
Newmont Mining Corp.	16,200	514,674
Nippon Steel & Sumitomo Metal Corp.	187,000	528,208
Norsk Hydro ASA(b)	21,853	87,832
Nucor Corp.	10,300	468,547
Randgold Resources Ltd.	2,207	175,094
Rio Tinto Ltd.	10,810	556,562
Rio Tinto PLC	31,297	1,413,052
Sumitomo Metal Mining Co., Ltd.	13,000	173,697
ThyssenKrupp AG(a)	9,488	199,426
United States Steel Corp.(b)	4,700	84,130
Vedanta Resources PLC	2,297	41,378
Voestalpine AG	2,851	121,844
Yamato Kogyo Co., Ltd.	1,100	35,737

		13,496,664

Paper & Forest Products – 0.1%
International Paper Co.	14,400	679,824
OJI Holdings Corp.	19,000	75,715
Stora Enso Oyj – Class R	13,552	104,550
UPM-Kymmene Oyj	12,928	155,658

		1,015,747

		39,622,603

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	179,434	6,070,252
Belgacom SA	3,740	89,532
Bezeq The Israeli Telecommunication Corp., Ltd.	46,978	76,571
BT Group PLC	194,105	977,613
CenturyLink, Inc.	20,400	675,648
Deutsche Telekom AG	69,064	884,187
Elisa Oyj	3,485	73,135
Frontier Communications Corp.(b)	32,600	141,158
Hellenic Telecommunications Organization SA(a)	6,035	54,423
HKT Trust/HKT Ltd.(b)	55,100	51,907
Iliad SA	586	140,569
Inmarsat PLC	11,021	118,753
Koninklijke KPN NV(a)	79,326	231,699
Nippon Telegraph & Telephone Corp.	10,800	547,902
Orange SA	45,592	462,810

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PCCW Ltd.	98,000	$44,417
Portugal Telecom SGPS SA(b)	14,326	54,077
Singapore Telecommunications Ltd.	196,000	541,206
Swisscom AG	585	264,837
TDC A/S	18,286	149,320
Telecom Corp. of New Zealand Ltd.	43,956	77,088
Telecom Italia SpA (ordinary shares)	247,826	172,606
Telecom Italia SpA (savings shares)	141,900	78,452
Telefonica Deutschland Holding AG	6,877	48,037
Telefonica SA(a)	100,876	1,371,360
Telekom Austria AG	5,446	39,167
Telenor ASA	17,224	357,368
TeliaSonera AB	58,653	419,950
Telstra Corp., Ltd.	107,258	466,721
Verizon Communications, Inc.	93,400	4,425,292
Vivendi SA	29,337	595,091
Windstream Corp.(b)	19,200	154,944
Ziggo NV	4,187	165,940

		20,022,032

Wireless Telecommunication Services – 0.4%
KDDI Corp.	13,258	630,264
Millicom International Cellular SA	1,556	126,110
NTT DoCoMo, Inc.	377	602,683
Softbank Corp.	23,400	1,459,836
StarHub Ltd.	14,000	45,977
Tele2 AB	7,814	98,126
Vodafone Group PLC	1,204,763	3,881,163

		6,844,159

		26,866,191

Equity:Other – 1.7%
Diversified/Specialty – 1.1%
Activia Properties, Inc.(b)	6	41,208
Aedifica	700	44,639
Affine SA	450	8,267
Alexander’s, Inc.	190	52,047
Alexandria Real Estate Equities, Inc.	5,560	342,885
American Assets Trust, Inc.	2,650	78,467
ANF Immobilier	550	15,403
Artis Real Estate Investment Trust	9,850	126,714
Azrieli Group	2,850	84,187
Beni Stabili SpA	64,700	39,815
BioMed Realty Trust, Inc.	15,050	277,071
CA Immobilien Anlagen AG(a)	5,719	73,457
Campus Crest Communities, Inc.	5,050	53,429
Canadian Real Estate Investment Trust	5,300	205,348
CapLease, Inc.	6,950	59,145

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cheung Kong Holdings Ltd.	34,000	$484,590
Cofinimmo	1,220	135,354
Conwert Immobilien Invest SE(a)	4,744	51,081
Country Garden Holdings Co., Ltd.	286,249	179,704
Crown Castle International Corp.(a)	9,590	665,738
Daejan Holdings PLC	405	25,168
Dexus Property Group	468,707	427,200
DIC Asset AG	1,750	17,145
Digital Realty Trust, Inc.(b)	10,110	562,116
Duke Realty Corp.	25,210	367,814
Dundee Real Estate Investment Trust	8,200	227,324
DuPont Fabros Technology, Inc.	5,040	114,862
Eurobank Properties Real Estate Investment Co.(a)	2,050	17,665
F&C Commercial Property Trust Ltd.	38,883	69,898
Fastighets AB Balder(a)	7,100	54,873
Fonciere Des Regions	3,183	245,980
Forest City Enterprises, Inc.(a)	10,410	186,339
Granite Real Estate Investment Trust	3,700	124,703
H&R Real Estate Investment Trust	20,156	392,480
Hamborner REIT AG	3,550	33,040
Hang Lung Properties Ltd.	230,150	716,814
Helical Bar PLC	7,750	32,187
Hulic Co., Ltd.(b)	29,764	364,825
Hysan Development Co., Ltd.	63,800	276,480
Investors Real Estate Trust	7,860	64,059
Iron Mountain, Inc.	5,464	140,971
Kiwi Income Property Trust	77,650	69,243
Klovern AB	6,390	25,563
Kungsleden AB	10,700	70,878
Lend Lease Group	13,380	113,536
Lexington Realty Trust	16,630	194,904
Londonmetric Property PLC	45,827	76,678
Mapletree Commercial Trust	100,400	88,273
Mitsubishi Estate Co., Ltd.	130,240	3,364,617
Mobimo Holding AG(a)	500	103,713
Morguard Real Estate Investment Trust	2,750	41,173
Mucklow A & J Group PLC	3,600	25,161
New World China Land Ltd.	203,550	92,653
New World Development Co., Ltd.	386,550	539,313
Nieuwe Steen Investments NV	4,274	28,845
Nomura Real Estate Master Fund, Inc.	100	92,275
Premier Investment Corp.	6	22,557
Quintain Estates & Development PLC(a)	35,712	48,840
Schroder Real Estate Investment Trust Ltd.	27,913	19,675
Shui On Land Ltd.	237,400	73,690
Silver Bay Realty Trust Corp.(b)	2,900	45,733
Soho China Ltd.(b)	120,850	102,547

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Spirit Realty Capital, Inc.	27,576	$240,187
Sponda Oyj	18,910	93,901
ST Modwen Properties PLC	12,973	60,242
Suntec Real Estate Investment Trust	161,050	191,358
Swire Pacific Ltd. – Class A	16,500	188,669
Swire Properties Ltd.	120,550	336,524
TAG Immobilien AG	9,720	113,541
Tokyu Land Corp.	43,820	403,568
Tokyu REIT, Inc.	4	20,330
Top REIT, Inc.	5	21,069
Unite Group PLC	13,823	76,691
United Urban Investment Corp.	222	285,695
UOL Group Ltd.	53,700	268,549
Vornado Realty Trust	18,670	1,517,871
Wallenstam AB	8,000	103,616
Washington Real Estate Investment Trust	5,140	125,210
Wereldhave Belgium NV	150	16,258
Wereldhave NV	1,720	114,560
Weyerhaeuser Co.	17,800	487,364
Wheelock & Co., Ltd.	22,000	112,210
Wihlborgs Fastigheter AB	5,220	81,184
Winthrop Realty Trust	2,250	26,730
WP Carey, Inc.	4,550	299,072

		17,904,758

Health Care – 0.5%
Chartwell Retirement Residences	13,350	122,055
Extendicare, Inc./US(b)	6,750	42,039
HCP, Inc.	50,360	2,051,163
Health Care REIT, Inc.	30,820	1,893,581
Healthcare Realty Trust, Inc.	7,100	159,679
LTC Properties, Inc.	2,700	95,661
Medical Properties Trust, Inc.	11,730	135,482
National Health Investors, Inc.	1,950	107,055
Omega Healthcare Investors, Inc.	9,090	258,156
Primary Health Properties PLC	7,345	38,587
Sabra Health Care REIT, Inc.	2,900	64,119
Senior Housing Properties Trust	14,730	335,107
Universal Health Realty Income Trust	1,010	40,511
Ventas, Inc.	32,590	2,029,053

		7,372,248

Triple Net – 0.1%
Agree Realty Corp.	1,050	28,455
EPR Properties	3,710	181,716
Getty Realty Corp.	1,950	35,607
National Retail Properties, Inc.	9,150	280,265
Realty Income Corp.(b)	15,417	608,971

		1,135,014

		26,412,020

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.6%
Electric Utilities – 0.8%
Acciona SA(b)	633	$32,329
American Electric Power Co., Inc.	15,800	676,240
Cheung Kong Infrastructure Holdings Ltd.	15,000	101,291
Chubu Electric Power Co., Inc.	15,800	196,543
Chugoku Electric Power Co., Inc. (The)	7,300	100,531
CLP Holdings Ltd.	43,500	348,076
Contact Energy Ltd.	7,917	32,397
Duke Energy Corp.	23,058	1,512,605
Edison International	10,600	486,434
EDP – Energias de Portugal SA	49,429	174,689
Electricite de France SA	5,910	165,549
Enel SpA	162,112	534,520
Entergy Corp.	5,800	366,734
Exelon Corp.	27,882	850,122
FirstEnergy Corp.	13,600	509,592
Fortum Oyj	10,922	217,380
Hokkaido Electric Power Co., Inc.(a)	4,500	52,570
Hokuriku Electric Power Co.	4,100	54,023
Iberdrola SA	116,021	614,860
Kansai Electric Power Co., Inc. (The)(a)	17,300	193,000
Kyushu Electric Power Co., Inc.(a)	10,500	135,687
NextEra Energy, Inc.	13,900	1,117,004
Northeast Utilities	10,200	417,894
Pepco Holdings, Inc.	8,100	153,414
Pinnacle West Capital Corp.	3,600	195,372
Power Assets Holdings Ltd.	34,000	292,844
PPL Corp.	19,000	583,300
Red Electrica Corp. SA	2,661	138,051
Shikoku Electric Power Co., Inc.(a)	4,400	68,273
Southern Co. (The)	28,400	1,182,008
SP AusNet(b)	40,947	41,997
SSE PLC	23,604	571,879
Terna Rete Elettrica Nazionale SpA	37,127	158,416
Tohoku Electric Power Co., Inc.(a)	11,100	120,976
Tokyo Electric Power Co., Inc.(a)	35,600	179,184
Verbund AG	1,674	32,236
Xcel Energy, Inc.	15,900	443,928

		13,051,948

Gas Utilities – 0.1%
AGL Resources, Inc.	3,800	167,010
APA Group	20,299	107,948
Enagas SA	4,686	106,450
Gas Natural SDG SA	8,534	167,093
Hong Kong & China Gas Co., Ltd.	140,800	326,220
ONEOK, Inc.	6,700	344,648
Osaka Gas Co., Ltd.	46,000	185,282

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Snam SpA	49,970	$233,756
Toho Gas Co., Ltd.	10,000	49,726
Tokyo Gas Co., Ltd.	60,000	310,517

		1,998,650

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	20,200	256,742
Electric Power Development Co., Ltd.	2,900	89,060
Enel Green Power SpA	43,099	90,929
NRG Energy, Inc.	10,500	275,625

		712,356

Multi-Utilities – 0.6%
AGL Energy Ltd.(b)	13,328	186,129
Ameren Corp.	7,900	267,099
CenterPoint Energy, Inc.	13,900	318,727
Centrica PLC	127,468	762,911
CMS Energy Corp.	8,600	228,158
Consolidated Edison, Inc.	9,600	539,808
Dominion Resources, Inc./VA	18,800	1,096,980
DTE Energy Co.	5,600	374,472
E.ON SE	44,281	700,718
GDF Suez	32,683	709,118
Integrys Energy Group, Inc.	2,500	139,800
National Grid PLC	90,256	1,039,064
NiSource, Inc.	10,100	295,526
PG&E Corp.	14,300	591,448
Public Service Enterprise Group, Inc.	16,500	534,930
RWE AG	12,033	330,486
RWE AG (Preference Shares)	959	26,052
SCANA Corp.	4,500	216,540
Sempra Energy	7,400	624,708
Suez Environnement Co.	6,900	102,830
TECO Energy, Inc.	6,600	109,098
United Utilities Group PLC	16,764	176,268
Veolia Environnement SA	8,305	128,303
Wisconsin Energy Corp.	7,400	303,696

		9,802,869

Water Utilities – 0.0%
Severn Trent PLC	5,857	153,080

		25,718,903

Retail – 0.9%
Regional Mall – 0.4%
CBL & Associates Properties, Inc.	12,890	247,488
General Growth Properties, Inc.	43,250	829,535
Glimcher Realty Trust	11,130	110,187
Pennsylvania Real Estate Investment Trust	5,010	92,935

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rouse Properties, Inc.(b)	1,750	$32,445
Simon Property Group, Inc.	34,420	5,012,585
Taubman Centers, Inc.	5,000	337,050

		6,662,225

Shopping Center/Other Retail – 0.5%
Acadia Realty Trust	4,310	100,552
BWP Trust(b)	42,210	86,360
Calloway Real Estate Investment Trust	7,950	183,787
Capital & Counties Properties PLC	51,415	253,009
Cedar Realty Trust, Inc.	5,600	27,328
Charter Hall Retail REIT	25,826	84,350
Citycon Oyj	17,980	56,108
Crombie Real Estate Investment Trust	4,150	50,274
DDR Corp.	19,820	307,606
Deutsche Euroshop AG	3,615	147,478
Development Securities PLC	9,563	28,226
Equity One, Inc.	4,630	98,434
Eurocommercial Properties NV	2,690	100,422
Excel Trust, Inc.	3,550	41,393
Federal Realty Investment Trust	5,080	494,335
Federation Centres Ltd.	134,910	272,993
First Capital Realty, Inc.	6,480	103,417
Fortune Real Estate Investment Trust(b)	93,300	76,016
Frontier Real Estate Investment Corp.	7	59,230
Immobiliare Grande Distribuzione	10,924	11,290
Inland Real Estate Corp.	6,700	65,727
Intu Properties PLC	68,977	326,918
Japan Retail Fund Investment Corp.	215	394,372
Kimco Realty Corp.	45,130	903,954
Kite Realty Group Trust	7,250	41,833
Mercialys SA	3,240	62,618
Ramco-Gershenson Properties Trust	4,630	67,042
Regency Centers Corp.	7,220	343,311
Retail Opportunity Investments Corp.	5,200	67,288
RioCan Real Estate Investment Trust (Toronto)	23,250	519,831
Saul Centers, Inc.	990	42,976
Shaftesbury PLC	19,633	180,801
Tanger Factory Outlet Centers	7,340	226,439
Unibail-Rodamco SE	5,267	1,182,595
Urstadt Biddle Properties, Inc. – Class A	1,800	35,154
Vastned Retail NV	1,460	60,739
Weingarten Realty Investors	8,520	244,609

		7,348,815

		14,011,040

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 0.8%
Multi-Family – 0.6%
Advance Residence Investment Corp.	86	$174,360
Agile Property Holdings Ltd.	98,200	104,432
Apartment Investment & Management Co. – Class A	16,140	444,334
Associated Estates Realty Corp.	3,950	54,392
AvalonBay Communities, Inc.	13,900	1,722,210
Boardwalk Real Estate Investment Trust	3,150	167,862
BRE Properties, Inc.	6,020	288,900
Camden Property Trust	6,650	410,903
Canadian Apartment Properties REIT	7,950	155,483
Colonial Properties Trust	6,300	139,167
Daiwahouse Residential Investment Corp.(b)	10	36,716
Deutsche Wohnen AG	12,600	220,780
Equity Lifestyle Properties, Inc.	5,880	204,330
Equity Residential	38,500	1,997,765
Essex Property Trust, Inc.	2,980	427,064
GAGFAH SA(a)	6,100	74,528
Grainger PLC	32,215	85,862
GSW Immobilien AG	3,950	172,104
Home Properties, Inc.	4,100	236,570
Killam Properties, Inc.(b)	4,000	38,432
LEG Immobilien AG(a)	2,100	112,934
Mid-America Apartment Communities, Inc.	3,330	205,328
Nippon Accommodations Fund, Inc.	17	110,822
Northern Property Real Estate Investment Trust	2,500	62,470
Persimmon PLC(a)	7,461	127,166
Post Properties, Inc.	4,250	192,227
Shimao Property Holdings Ltd.	108,850	275,208
Stockland	234,967	777,164
Sun Communities, Inc.	2,690	115,589
UDR, Inc.	19,630	443,442
Wing Tai Holdings Ltd.	34,925	57,580
Yanlord Land Group Ltd.(b)	51,988	47,556

		9,683,680

Self Storage – 0.2%
Big Yellow Group PLC	10,054	63,126
CubeSmart	10,430	173,660
Extra Space Storage, Inc.	8,200	338,086
Public Storage	15,920	2,430,506
Safestore Holdings PLC	14,650	30,819
Sovran Self Storage, Inc.	2,480	164,350

		3,200,547

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Student Housing – 0.0%
American Campus Communities, Inc.	8,220	$273,808
Education Realty Trust, Inc.	8,830	75,850

		349,658

		13,233,885

Office – 0.6%
Office – 0.6%
Allied Properties Real Estate Investment Trust	5,350	158,778
Allreal Holding AG(a)	730	100,032
Alstria Office REIT-AG(a)	5,320	62,859
Befimmo	1,220	79,655
Boston Properties, Inc.	16,900	1,732,250
Brandywine Realty Trust	12,300	157,686
Brookfield Office Properties, Inc.(b)	19,650	314,348
CapitaCommercial Trust	199,350	211,027
Castellum AB	12,860	175,825
Champion REIT	200,350	89,694
Cominar Real Estate Investment Trust	9,805	173,610
Commonwealth Property Office Fund	184,240	188,236
CommonWealth REIT	9,280	227,824
Corporate Office Properties Trust	6,300	143,514
Cousins Properties, Inc.	8,564	85,040
Derwent London PLC	7,220	259,021
Douglas Emmett, Inc.	10,390	240,009
Dundee International Real Estate Investment Trust	7,300	61,752
Fabege AB	10,190	106,030
First Potomac Realty Trust	4,500	55,980
Franklin Street Properties Corp.	6,920	84,286
Government Properties Income Trust	4,270	99,833
Great Portland Estates PLC	26,981	223,032
Highwoods Properties, Inc.	6,330	213,827
Hongkong Land Holdings Ltd.	92,200	594,207
Hudson Pacific Properties, Inc.	3,300	65,835
Hufvudstaden AB – Class A	8,730	106,303
Intervest Offices & Warehouses	500	11,994
Investa Office Fund	44,833	116,959
IVG Immobilien AG(a)(b)	11,400	1,055
Japan Excellent, Inc.	6	31,846
Japan Prime Realty Investment Corp.	82	234,716
Kenedix Realty Investment Corp. – Class A	9	33,844
Keppel REIT(b)	105,750	99,176
Kilroy Realty Corp.	5,920	288,837
Liberty Property Trust	9,430	326,278
Mack-Cali Realty Corp.	6,870	148,392
Mori Hills REIT Investment Corp.(b)	7	38,913

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mori Trust Sogo Reit, Inc.(b)	6	$49,860
Nomura Real Estate Office Fund, Inc.	31	132,375
NorthWest Healthcare Properties Real Estate Investment Trust	2,350	24,140
Norwegian Property ASA	40,900	53,812
Orix JREIT, Inc.	95	100,070
Parkway Properties, Inc./MD	3,400	55,590
Piedmont Office Realty Trust, Inc. – Class A(b)	13,250	227,635
Prime Office REIT-AG(a)	3,050	11,766
PS Business Parks, Inc.	1,440	104,645
PSP Swiss Property AG(a)	3,130	268,698
SL Green Realty Corp.	7,230	630,384
Societe de la Tour Eiffel	400	24,262
Swiss Prime Site AG(a)	5,718	419,900
Technopolis Oyj	5,350	31,819
Tokyo Tatemono Co., Ltd.	43,460	367,103
Workspace Group PLC	8,197	56,164

		9,900,726

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,210	48,541
CDL Hospitality Trusts(b)	49,338	60,205
Chesapeake Lodging Trust	3,800	83,638
DiamondRock Hospitality Co.	15,320	148,451
FelCor Lodging Trust, Inc.(a)	9,740	53,667
Hersha Hospitality Trust	13,190	69,116
Hospitality Properties Trust	10,960	296,139
Host Hotels & Resorts, Inc.	82,160	1,399,185
InnVest Real Estate Investment Trust	6,650	25,443
InterContinental Hotels Group PLC	6,687	187,273
LaSalle Hotel Properties	7,500	198,975
Pebblebrook Hotel Trust	4,800	122,880
RLJ Lodging Trust	9,600	220,608
Strategic Hotels & Resorts, Inc.(a)	13,150	106,647
Sunstone Hotel Investors, Inc.(a)	12,780	153,743
Wyndham Worldwide Corp.	4,500	267,120

		3,441,631

Total Common Stocks (cost $736,060,358)		840,436,836

INVESTMENT COMPANIES – 4.1%
Funds and Investment Trusts – 4.1%
F&C UK Real Estate Investment Ltd.	16,310	19,020
iShares International Developed Real Estate ETF	2,408	75,081
iShares MSCI Emerging Markets ETF(b)	1,725,540	65,639,542

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iShares US Real Estate ETF(b)	1,092	$67,966
Medicx Fund Ltd.	20,400	25,449
Picton Property Income Ltd.	27,034	21,157
Standard Life Investment Property Income Trust PLC	11,100	11,112
UK Commercial Property Trust Ltd./fund	31,949	37,653

Total Investment Companies (cost $71,222,698)		65,896,980

RIGHTS – 0.0%
Industrials – 0.0%
Machinery – 0.0%
Fiat Industrial, expiring 9/10/13(a)	21,042	11

Retail – 0.0%
Shopping Center/Other Retail – 0.0%
BWP Trust Non Ren, expiring 8/30/13(a)(c)	6,830	– 0	–

Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(a)(c)	2,644	– 0	–

Total Rights (cost $0)		11

SHORT-TERM INVESTMENTS – 41.8%
Investment Companies – 41.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%*(d) (cost $661,328,470)	661,328,470	661,328,470

	Principal Amount (000)
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 11/21/13(e) (cost $2,999,798)	$3,000	2,999,798

Total Short-Term Investments (cost $664,328,268)		664,328,268

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $1,471,611,324)		1,570,662,095

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves — Class I, 0.07%(d) (cost $7,214,237)	7,214,237	$7,214,237

Total Investments – 99.2% (cost $1,478,825,561)		1,577,876,332
Other assets less liabilities – 0.8%		12,078,295

Net Assets – 100.0%		$1,589,954,627

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,008	September 2013	$36,329,725	$35,133,488	$1,196,237
FTSE 100 Index Futures	300	September 2013	29,791,441	29,105,121	686,320
Hang Seng Index Futures	63	September 2013	8,761,318	8,858,728	(97,410)
MSCI EAFE Mini Index Futures	22	September 2013	1,860,870	1,831,295	29,575
S&P 500 E Mini Index Futures	2,669	September 2013	217,696,985	216,299,149	1,397,836
S&P Mid Cap 400 E Mini Index Futures	915	September 2013	108,235,350	106,668,942	1,566,408
S&P TSX 60 Index Futures	352	September 2013	48,550,802	46,772,660	1,778,142
SPI 200 Futures	169	September 2013	19,246,047	18,147,493	1,098,554
TOPIX Index Futures	503	September 2013	56,480,878	55,753,191	727,687

					$8,383,349

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,913	CAD	3,001	9/17/13	$(64,559)
Barclays Bank PLC Wholesale	EUR	17,068	USD	22,590	9/17/13	30,991
Barclays Bank PLC Wholesale	USD	22,303	EUR	16,876	9/17/13	2,064
Barclays Bank PLC Wholesale	USD	34,876	JPY	3,438,885	9/17/13	150,522

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	17,783	USD	16,377	9/17/13	$562,811
BNP Paribas SA	CAD	1,652	USD	1,568	9/17/13	341
BNP Paribas SA	CHF	8,399	USD	8,960	9/17/13	(67,379)
BNP Paribas SA	JPY	11,323,451	USD	116,598	9/17/13	1,263,777
BNP Paribas SA	USD	37,939	AUD	41,119	9/17/13	(1,372,506)
BNP Paribas SA	USD	15,839	CHF	14,585	9/17/13	(162,210)
BNP Paribas SA	USD	58,821	JPY	5,701,480	9/17/13	(748,860)
BNP Paribas SA	AUD	1,840	USD	1,662	12/17/13	35,135
BNP Paribas SA	USD	3,197	CHF	2,932	12/17/13	(43,383)
BNP Paribas SA	USD	17,994	EUR	13,429	12/17/13	(238,279)
Citibank, NA	GBP	1,577	USD	2,472	9/17/13	28,043
Deutsche Bank AG London	AUD	2,315	USD	2,113	9/17/13	54,462
Deutsche Bank AG London	EUR	1,272	USD	1,646	9/17/13	(34,726)
Deutsche Bank AG London	USD	3,749	EUR	2,912	9/17/13	99,451
Deutsche Bank AG London	USD	4,113	GBP	2,743	9/17/13	137,715
Deutsche Bank AG London	USD	13,371	GBP	8,611	12/17/13	(36,323)
Goldman Sachs Capital Markets LP	CAD	8,869	USD	8,675	9/17/13	257,478
Goldman Sachs Capital Markets LP	EUR	6,381	USD	8,364	9/17/13	(69,535)
Goldman Sachs Capital Markets LP	USD	31,340	AUD	33,959	9/17/13	(1,140,397)
Goldman Sachs Capital Markets LP	USD	2,498	EUR	1,894	9/17/13	4,842
Goldman Sachs Capital Markets LP	USD	12,119	JPY	1,202,945	9/17/13	133,846
Goldman Sachs Capital Markets LP	USD	18,260	AUD	20,512	12/17/13	(125,231)
Goldman Sachs Capital Markets LP	USD	1,651	JPY	158,873	12/17/13	(32,167)
HSBC Bank USA	GBP	12,911	USD	19,979	9/17/13	(26,977)
HSBC Bank USA	USD	1,629	CAD	1,694	9/17/13	(21,029)
HSBC Bank USA	USD	31,858	GBP	20,523	9/17/13	(56,758)
JPMorgan Chase Bank, NA	EUR	8,484	USD	11,165	9/17/13	(48,433)
Royal Bank of Canada	CAD	2,356	USD	2,282	9/17/13	45,612
Royal Bank of Canada	USD	54,591	CAD	55,714	9/17/13	(1,714,623)
Royal Bank of Scotland PLC	EUR	4,339	USD	5,631	9/17/13	(104,185)
Royal Bank of Scotland PLC	GBP	11,699	USD	17,942	9/17/13	(186,124)
Royal Bank of Scotland PLC	JPY	1,289,378	USD	12,939	9/17/13	(193,588)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	7,703	CHF	7,216	9/17/13	$52,670
Royal Bank of Scotland PLC	USD	25,760	EUR	19,666	9/17/13	232,182
Royal Bank of Scotland PLC	USD	19,337	GBP	12,622	9/17/13	221,652
Royal Bank of Scotland PLC	USD	30,088	JPY	3,001,221	9/17/13	480,573
Royal Bank of Scotland PLC	USD	2,180	CAD	2,292	12/17/13	(9,229)
Royal Bank of Scotland PLC	USD	47,800	JPY	4,643,577	12/17/13	(479,646)
State Street Bank & Trust Co.	CAD	1,444	USD	1,374	9/17/13	3,683
State Street Bank & Trust Co.	CHF	1,540	USD	1,648	9/17/13	(6,947)
State Street Bank & Trust Co.	EUR	1,502	USD	1,999	9/17/13	13,599
UBS AG	AUD	82,280	USD	77,686	9/17/13	4,515,023
UBS AG	CHF	19,488	USD	21,024	9/17/13	77,035
UBS AG	USD	24,497	AUD	25,567	9/17/13	(1,760,694)
UBS AG	USD	12,608	CHF	11,921	9/17/13	204,856
UBS AG	USD	1,876	CAD	1,952	12/17/13	(27,223)
Westpac Banking Corp.	USD	1,656	AUD	1,733	9/17/13	(114,740)

						$(277,388)

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	1,094	0.19%	$5,207	10/15/13	Bank of America, NA	$(81,395)
Receive	Russell 2000 Total Return Index	10,376	0.19%	49,381	12/16/13	Bank of America, NA	(774,452)
Receive	Russell 2000 Total Return Index	2,284	0.19%	10,870	3/20/14	JPMorgan Chase Bank, NA	(202,783)
Receive	Russell 2000 Total Return Index	245	0.19%	1,166	4/18/14	JPMorgan Chase Bank, NA	(20,720)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	279	0.73%	998	8/20/14	UBS AG	(24,446)
Receive	MSCI Emerging Markets Index	162,739	0.64%	63,597	12/30/13	UBS AG	(2,016,887)
Receive	Russell 2000 Total Return Index	883	0.19%	4,202	10/18/13	UBS AG	(65,873)
Receive	Russell 2000 Total Return Index	528	0.19%	2,513	10/18/13	UBS AG	(39,477)
Receive	Russell 2000 Total Return Index	4,248	0.19%	20,217	2/21/14	UBS AG	(318,102)

							$(3,544,135)

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

*	To obtain a copy of the portfolio’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,509,897.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2013

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $889,835,262, $799,673,517 and $841,197,403, respectively)(a)	$1,092,500,979		$1,091,013,633		$917,189,422
Affiliated issuers (cost $33,532,406, $41,095,145 and $18,855,762,—including investment of cash collateral for securities loaned of $4,618,950, $0 and $18,855,762, respectively)	33,532,406		41,095,145		18,855,762
Cash(b)	– 0	–	– 0	–	402,214
Foreign currencies, at value (cost $0, $0 and $7,972,100, respectively)	– 0	–	– 0	–	7,935,719
Receivable for investment securities sold and foreign currency transactions	4,793,281		– 0	–	25,150,854
Dividends and interest receivable	2,862,621		796,350		3,480,965
Receivable for shares of beneficial interest sold	18,863		1,275		48,291
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	3,373,545

Total assets	1,133,708,150		1,132,906,403		976,436,772

Liabilities
Due to custodian	– 0	–	– 0	–	883,422
Payable for investment securities purchased and foreign currency transactions	16,097,459		8,320,593		7,735,175
Payable for collateral received on securities loaned	4,618,950		– 0	–	18,855,762
Payable for shares of beneficial interest redeemed	2,478		1,425,387		796
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	1,622,623
Payable for variation margin on futures	– 0	–	– 0	–	60,511
Accrued expenses	97,615		76,217		180,088

Total liabilities	20,816,502		9,822,197		29,338,377

Net Assets	$1,112,891,648		$1,123,084,206		$947,098,395

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	U.S. Value	U.S. Large Cap Growth	International Value
Composition of Net Assets
Paid-in capital	$1,386,253,707	$769,841,330	$1,348,893,041
Undistributed net investment income	6,252,612	2,818,680	49,390,440
Accumulated net realized gain (loss) on investment and foreign currency transactions	(482,280,388)	59,084,080	(528,950,738)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	202,665,717	291,340,116	77,765,652

Net Assets	$1,112,891,648	$1,123,084,206	$947,098,395

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	101,501,077	77,282,653	126,967,043

Net Asset Value	$10.96	$14.53	$7.46

(a)	Includes securities on loan with a value of $4,484,739, $0 and $17,684,182, respectively (see Note D).

(b)	An amount of $402,214 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2013 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $858,367,485, $936,579,885 and $1,060,342,135, respectively)(a)	$930,523,238		$930,081,957		$1,058,625,145
Affiliated issuers (cost $12,907,405, $2,209,783 and $23,620,398,—including investment of cash collateral for securities loaned of $10,150,814, $0 and $0, respectively)	12,907,405		2,209,783		23,620,398
Cash(b)	– 0	–	370,896		670,525
Foreign currencies, at value (cost $3,063,462, $2 and $1,059,090, respectively)	3,024,598		2		1,049,499
Receivable for investment securities sold and foreign currency transactions	8,565,754		1,528,795		15,507,194
Dividends and interest receivable	2,829,509		1,859,057		9,746,781
Unrealized appreciation of forward currency exchange contracts	790,265		11,388		2,383,558
Receivable for shares of beneficial interest sold	189,295		8,159		8,204
Receivable for variation margin on futures	– 0	–	130,225		– 0	–
Unrealized appreciation on cross currency swaps	– 0	–	4,096		– 0	–

Total assets	958,830,064		936,204,358		1,111,611,304

Liabilities
Payable for collateral received on securities loaned	10,150,814		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	4,495,238		3,341		2,638,311
Payable for investment securities purchased and foreign currency transactions	3,331,589		– 0	–	66,776,439
Audit fee payable	43,367		43,055		43,055
Payable for shares of beneficial interest redeemed	253		282,916		579,174
Upfront premiums received on cross currency swaps	– 0	–	1,712		– 0	–
Payable for variation margin on futures	– 0	–	– 0	–	37,609
Accrued expenses	60,858		49,388		50,979

Total liabilities	18,082,119		380,412		70,125,567

Net Assets	$940,747,945		$935,823,946		$1,041,485,737

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth	Short Duration Bond	Global Core Bond
Composition of Net Assets
Paid-in capital	$1,274,461,531	$1,013,332,374	$1,032,538,692
Undistributed/(Distributions in excess of) net investment income	14,656,374	372,031	9,598,391
Accumulated net realized gain (loss) on investment and foreign currency transactions	(416,890,971)	(71,375,397)	1,648,251
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	68,521,011	(6,505,062)	(2,299,597)

Net Assets	$940,747,945	$935,823,946	$1,041,485,737

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	113,767,083	99,384,379	102,342,774

Net Asset Value	$8.27	$9.42	$10.18

(a)	Includes securities on loan with a value of $9,375,892 for the International Growth Portfolio (see Note D).

(b)	Amounts of $367,643 and $670,525 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2013 for the Short Duration Bond Portfolio and the Global Core Bond Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,101,661,094, $346,684,981 and $246,747,398, respectively)(a)	$1,091,904,574		$353,372,182		$309,525,319
Affiliated issuers (cost $13,719,395, $10,999,254 and $6,944,854, – including investment of cash collateral for securities loaned of $0, $0 and $4,273,099, respectively)(b)	13,719,395		10,999,254		6,944,854
Cash(c)(d)(e)	2,125,701		9,012,528		164,879
Foreign currencies, at value (cost $0, $58,164 and $0, respectively)	– 0	–	52,311		– 0	–
Receivable for investment securities sold and foreign currency transactions	37,292,931		3,581,781		461,480
Dividends and interest receivable	3,869,756		5,843,986		255,041
Unrealized appreciation on interest rate swaps	1,861,993		1,128,520		– 0	–
Receivable for shares of beneficial interest sold	168,829		719		5,346
Unrealized appreciation on credit default swaps	156,404		2,906,761		– 0	–
Unrealized appreciation of forward currency exchange contracts	114,128		143,709		– 0	–
Upfront premiums paid on credit default swaps	73,156		665,004		– 0	–
Receivable for variation margin on futures	12,929		– 0	–	– 0	–
Upfront premiums paid on centrally cleared swaps	– 0	–	164,361		– 0	–
Unrealized appreciation on dividend swaps	– 0	–	70,386		– 0	–

Total assets	1,151,299,796		387,941,502		317,356,919

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Liabilities
Due to custodian	$12,168,527		$501,756		$	– 0	–
Payable reverse repurchase agreements	365,970,541		12,889,431			– 0	–
Payable for investment securities purchased	16,703,254		3,065,629			992,060
Collateral received from broker	1,300,000		– 0	–		– 0	–
Unrealized depreciation on interest rate swaps	893,580		91,690			– 0	–
Payable for shares of beneficial interest redeemed	308,287		62,032			67,983
Unrealized depreciation of forward currency exchange contracts	280,440		222,735			– 0	–
Payable for variation margin on centrally cleared swaps	8,779		1001			– 0	–
Upfront premiums received on credit default swaps	61,042		2,969,468			– 0	–
Unrealized depreciation on credit default swaps	– 0	–	1,048,203			– 0	–
Swaptions written, at value (premiums received $0, $428,539 and $0, respectively)	– 0	–	168,422			– 0	–
Upfront premiums received on centrally cleared swaps	– 0	–	147,294			– 0	–
Options written, at value (premiums received $0, $65,593 and $0, respectively)	– 0	–	83,200			– 0	–
Payable for variation margin on futures	– 0	–	36,172			– 0	–
Unrealized depreciation on total return swaps	– 0	–	4,173			– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–		4,095,811
Collateral due to Securities Lending Agent	– 0	–	– 0	–		177,288
Accrued expenses	90,117		97,332			69,355

Total liabilities	397,784,567		21,388,538			5,402,497

Net Assets	$753,515,229		$366,552,964			$311,954,422

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$728,519,329	$376,602,083	$217,921,261
Undistributed net investment income	10,478,508	5,450,284	649,400
Accumulated net realized gain (loss) on investment and foreign currency transactions	23,767,773	(25,213,463)	30,605,840
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	(9,250,381)	9,714,060	62,777,921

Net Assets	$753,515,229	$366,552,964	$311,954,422

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	74,258,974	35,310,599	23,830,341

Net Asset Value	$10.15	$10.38	$13.09

(a)	Includes securities on loan with a value of $3,934,695 for the Small-Mid Cap Value Portfolio (see Note D).

(b)	Includes investment of cash collateral of $1,300,000 received from broker for OTC derivatives outstanding at August 31, 2013 for the Bond Inflation Protection Portfolio.

(c)	Amounts of $1,681,650 and $634,979 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2013 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

(d)	An amount of $8,363,000 has been segregated to collateralize OTC derivatives outstanding at August 31, 2013 for the High-Yield Portfolio.

(e)	Amounts of $613,687 and $10,877 have been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at August 31, 2013 for the Bond Inflation Protection Portfolio and High Yield Portfolio, respectively.

See notes to financial statements.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $218,185,611, $681,806,061 and $810,282,854, respectively)(a)	$312,282,535		$668,610,120		$909,333,625
Affiliated issuers (cost $4,121,002, $67,448,591 and $668,542,707, – including investment of cash collateral for securities loaned of $1,426,274, $8,991,193 and $7,214,237, respectively)(b)	4,121,002		67,448,591		668,542,707
Cash(c)	– 0	–	47,858		17,208,978
Foreign currencies, at value (cost $0, $1,124,211 and $8,050,594, respectively)(d)	– 0	–	1,124,141		8,031,221
Receivable for investment securities sold	2,895,362		1,717,182		134,073
Dividends and interest receivable	68,651		1,994,952		2,158,586
Receivable for shares of beneficial interest sold	122		– 0	–	533,014
Unrealized appreciation of forward currency exchange contracts	– 0	–	2,156,334		8,892,562
Unrealized appreciation on total return swaps	– 0	–	1,571,892		– 0	–
Unrealized appreciation on interest rate swaps	– 0	–	165,569		– 0	–
Receivable for variation margin on futures	– 0	–	27,774		– 0	–

Total assets	319,367,672		744,864,413		1,614,834,766

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Liabilities
Payable for collateral received on securities loaned	$1,426,274		$8,991,193		$7,214,237
Payable for investment securities purchased and foreign currency transactions	689,796		6,633,933		102,563
Payable for shares of beneficial interest redeemed	474,863		1,275		2,890
Collateral received from broker	– 0	–	2,130,000		250,000
Unrealized depreciation of forward currency exchange contracts	– 0	–	1,636,705		9,169,950
Collateral due to broker	– 0	–	1,050,000		– 0	–
Unrealized depreciation on inflation swaps	– 0	–	54,570		– 0	–
Transfer Agent fee payable	– 0	–	1,003		– 0	–
Payable for variation margin on futures	– 0	–	– 0	–	4,445,858
Administrative fee payable	– 0	–	– 0	–	10,197
Unrealized depreciation on total return swaps	– 0	–	– 0	–	3,544,135
Accrued expenses and other liabilities	68,766		139,657		140,309

Total liabilities	2,659,699		20,638,336		24,880,139

Net Assets	$316,707,973		$724,226,077		$1,589,954,627

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth	Multi-Asset Real Return*	Volatility Management
Composition of Net Assets
Paid-in capital	$174,399,381	$988,880,171	$1,397,630,993
Undistributed net investment income	668,467	14,492,591	23,893,245
Accumulated net realized gain (loss) on investment and foreign currency transactions	47,543,201	(268,308,912)	64,842,069
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	94,096,924	(10,837,773)	103,588,320

Net Assets	$316,707,973	$724,226,077	$1,589,954,627

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	24,070,947	87,768,029	139,773,521

Net Asset Value	$13.16	$8.25	$11.38

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $1,418,850, $8,016,351 and $6,852,977, respectively (see Note D).

(b)	Includes investment of cash collateral of $2,130,000 and $250,000 received from broker for OTC derivatives outstanding at August 31, 2013 for the Multi-Asset Real Return Portfolio and the Volatility Management Portfolio, respectively.

(c)	An amount of $17,208,978 has been segregated to collateralize margin requirements for open futures outstanding at August 31, 2013 for the Volatility Management Portfolio

(d)	An amount equivalent to $8,031,221 has been segregated to collateralize margin requirements for open futures outstanding at August 31, 2013 for the Volatility Management Portfolio

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2013

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $287,276, $0 and $3,297,393, respectively)	$28,566,712		$10,185,336		$30,525,298
Affiliated issuers	24,371		64,167		46,975
Interest	– 0	–	– 0	–	2,510
Securities lending income	165,865		91,059		1,168,463

Total income	28,756,948		10,340,562		31,743,246

Expenses
Custodian	175,605		169,060		260,201
Audit	39,664		39,710		53,809
Legal	30,270		31,685		30,267
Printing	6,975		7,732		7,940
Trustees’ fees	4,906		4,896		4,850
Registration fees	– 0	–	2,286		– 0	–
Miscellaneous	28,723		8,310		171,452

Total expenses	286,143		263,679		528,519

Net investment income	28,470,805		10,076,883		31,214,727

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	159,832,640		106,712,725		(37,793,411	)(a)
Futures	– 0	–	– 0	–	1,366,994
Foreign currency transactions	– 0	–	– 0	–	18,357,783
Net change in unrealized appreciation/depreciation of:
Investments	109,194,132		85,788,717		159,392,716	(b)
Futures	– 0	–	– 0	–	(596,099)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	2,840,127

Net gain on investment and foreign currency transactions	269,026,772		192,501,442		143,568,110

Net Increase in Net Assets from Operations	$297,497,577		$202,578,325		$174,782,837

(a)	Net of foreign capital gains taxes of $241,033.

(b)	Net of decrease in accrued foreign capital gains taxes of $22,581.

See notes to financial statements.

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $887,959, $0 and $0, respectively)	$23,256,172		$	– 0	–	$	– 0	–
Affiliated issuers	52,412			51,694			36,382
Interest	173,769			9,097,123			30,336,966
Securities lending income	628,027			– 0	–		– 0	–

Total income	24,110,380			9,148,817			30,373,348

Expenses
Custodian	281,331			177,662			233,095
Audit	68,700			44,524			44,524
Legal	30,628			31,614			30,105
Printing	7,649			5,324			7,076
Trustees’ fees	4,896			4,910			4,909
Registration fees	– 0	–		– 0	–		1,333
Miscellaneous	29,761			16,881			21,357

Total expenses	422,965			280,915			342,399

Net investment income	23,687,415			8,867,902			30,030,949

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(6,327,276)			2,127,863			4,543,626
Futures	– 0	–		818,240			3,594,601
Options written	2,768,429			– 0	–		– 0	–
Swaps	– 0	–		12,738			– 0	–
Foreign currency transactions	(7,493,802)			(17,684)			1,135,131
Net change in unrealized appreciation/depreciation of:
Investments	93,845,440			(11,157,817)			(55,180,758)
Futures	– 0	–		(50,880)			54,913
Options written	(2,449,013)			– 0	–		– 0	–
Swaps	– 0	–		(171,060)			– 0	–
Foreign currency denominated assets and liabilities	(2,681,195)			112,757			6,508,955

Net gain (loss) on investment and foreign currency transactions	77,662,583			(8,325,843)			(39,343,532)

Net Increase (Decrease) in Net Assets from Operations	$101,349,998			$542,059			$(9,312,583)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Statement of Operations

Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Investment Income
Interest	$24,264,413	$27,000,654	$	– 0	–
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $4,730 and $0, respectively)	13,196	777,754	4,937,968
Affiliated issuers	9,632	5,467	11,776
Other fee income	– 0	–	69,069	– 0	–
Consent fee income	– 0	–	31,170	– 0	–
Securities lending income	– 0	–	– 0	–	95,811

Total income	24,287,241	27,884,114	5,045,555

Expenses
Custodian	175,396	225,176	95,229
Audit	48,382	60,278	42,008
Legal	31,887	31,415	31,861
Printing	6,135	6,007	7,740
Trustees’ fees	4,912	4,908	4,842
Registration fees	725	1,999	– 0	–
Miscellaneous	21,144	3,777	6,008

Total expenses before interest expense	288,581	333,560	187,688
Interest expense	716,686	5,372	– 0	–

Total expenses	1,005,267	338,932	187,688

Net investment income	23,281,974	27,545,182	4,857,867

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	21,493,663	14,459,304	40,444,232
Futures	4,664,876	(436,408)	– 0	–
Options written	– 0	–	202,370	– 0	–
Swaptions written	– 0	–	1,819,046	– 0	–
Swaps	(934,239)	(206,772)	– 0	–
Foreign currency transactions	1,613,348	(474,567)	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(83,240,226)	(11,891,107)	41,628,820
Futures	275,014	(98,890)	– 0	–
Options written	– 0	–	(17,607)	– 0	–
Swaptions written	– 0	–	(627,483)	– 0	–
Swaps	4,158,288	3,818,282	– 0	–
Foreign currency denominated assets and liabilities	118,690	510,169	– 0	–

Net gain (loss) on investment and foreign currency transactions	(51,850,586)	7,056,337	82,073,052

Net Increase (Decrease) in Net Assets from Operations	$(28,568,612)	$34,601,519	$86,930,919

See notes to financial statements.

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $1,085,393 and $713,788, respectively)	$2,312,722		$15,482,632		$22,758,958
Affiliated issuers	25,157		92,023		961,355
Interest	– 0	–	44,851		46,197
Securities lending income	174,031		360,913		340,665

Total income	2,511,910		15,980,419		24,107,175

Expenses
Custodian	115,649		324,768		396,005
Audit	42,007		69,614		54,316
Legal	31,862		34,394		30,817
Printing	7,552		8,307		6,844
Trustees’ fees	4,906		4,911		4,784
Registration fees	1,887		– 0	–	– 0	–
Transfer agency	– 0	–	3,826		– 0	–
Recoupment of previously reimbursed expenses	– 0	–	– 0	–	73,818
Administrative	– 0	–	– 0	–	40,868
Miscellaneous	5,427		30,689		147,230

Total expenses	209,290		476,509		754,682

Net investment income	2,302,620		15,503,910		23,352,493

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	58,003,479		12,893,978	(a)	2,950,027
Futures	– 0	–	2,176,934		94,098,183
Options written	– 0	–	1,069,030		661,437
Swaps	– 0	–	(27,696,213)		24,049,558
Foreign currency transactions	– 0	–	1,078,198		(7,470,438)
Net change in unrealized appreciation/depreciation of:
Investments	15,446,365		(27,531,721	)(b)	79,130,882
Futures	– 0	–	(1,383,423)		(9,522,716)
Options written	– 0	–	(359,866)		– 0	–
Swaps	– 0	–	(2,142,829)		(4,176,039)
Foreign currency denominated assets and liabilities	– 0	–	1,595,228		(4,541,698)

Net gain (loss) on investment and foreign currency transactions	73,449,844		(40,300,684)		175,179,196

Contributions from Adviser (see Note B)	– 0	–	5,332		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$75,752,464		$(24,791,442)		$198,531,689

*	Consolidated (see Note A).

(a)	Net of foreign capital gains taxes of $58,365.

(b)	Net of increase in accrued foreign capital gains taxes of $8,216.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$28,470,805	$37,591,315
Net realized gain on investment transactions	159,832,640	55,791,826
Net change in unrealized appreciation/depreciation of investments	109,194,132	74,952,806

Net increase in net assets from operations	297,497,577	168,335,947
Dividends to Shareholders from
Net investment income	(28,758,993)	(42,821,254)
Transactions in Shares of Beneficial Interest
Net decrease	(329,083,410)	(895,071,723)

Total decrease	(60,344,826)	(769,557,030)
Net Assets
Beginning of period	1,173,236,474	1,942,793,504

End of period (including undistributed net investment income of $6,252,612 and $6,540,800, respectively)	$1,112,891,648	$1,173,236,474

See notes to financial statements.

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$10,076,883	$15,024,694
Net realized gain on investment and foreign currency transactions	106,712,725	209,772,710
Net change in unrealized appreciation/depreciation of investments	85,788,717	1,425,472

Net increase in net assets from operations	202,578,325	226,222,876
Dividends to Shareholders from
Net investment income	(7,762,452)	(20,454,820)
Transactions in Shares of Beneficial Interest
Net decrease	(244,567,038)	(985,778,939)

Total decrease	(49,751,165)	(780,010,883)
Net Assets
Beginning of period	1,172,835,371	1,952,846,254

End of period (including undistributed net investment income of $2,818,680 and $1,663,017, respectively)	$1,123,084,206	$1,172,835,371

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,214,727	$35,688,125
Net realized loss on investment and foreign currency transactions	(18,068,634)	(87,968,915)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	161,636,744	(10,320,329)

Net increase (decrease) in net assets from operations	174,782,837	(62,601,119)
Dividends to Shareholders from
Net investment income	(20,003,192)	(18,401,328)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(193,326,296)	82,828,281

Total increase (decrease)	(38,546,651)	1,825,834
Net Assets
Beginning of period	985,645,046	983,819,212

End of period (including undistributed net investment income of $49,390,440 and $18,042,012, respectively)	$947,098,395	$985,645,046

See notes to financial statements.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,687,415	$23,700,412
Net realized loss on investment and foreign currency transactions	(11,052,649)	(72,753,927)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	88,715,232	(21,975,724)

Net increase (decrease) in net assets from operations	101,349,998	(71,029,239)
Dividends to Shareholders from
Net investment income	(7,559,047)	(17,085,762)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(151,784,904)	64,880,967

Total decrease	(57,993,953)	(23,234,034)
Net Assets
Beginning of period	998,741,898	1,021,975,932

End of period (including undistributed net investment income of $14,656,374 and $6,021,808, respectively)	$940,747,945	$998,741,898

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,867,902	$12,197,222
Net realized gain (loss) on investment transactions	2,941,157	(1,832,248)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(11,267,000)	989,198

Net increase in net assets from operations	542,059	11,354,172
Dividends to Shareholders from
Net investment income	(15,257,868)	(15,303,830)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	17,751,549	(349,000,650)

Total increase (decrease)	3,035,740	(352,950,308)
Net Assets
Beginning of period	932,788,206	1,285,738,514

End of period (including undistributed net investment income of $372,031 and $2,261,415, respectively)	$935,823,946	$932,788,206

See notes to financial statements.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Core Bond
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,030,949	$37,203,021
Net realized gain on investment and foreign currency transactions	9,273,358	55,294,127
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(48,616,890)	(10,684,386)

Net increase (decrease) in net assets from operations	(9,312,583)	81,812,762
Dividends and Distributions to Shareholders from
Net investment income	(38,022,610)	(39,383,515)
Net realized gain on investment transactions	(35,073,150)	(32,616,025)
Transactions in Shares of Beneficial Interest
Net decrease	(312,761)	(192,868,890)

Total decrease	(82,721,104)	(183,055,668)
Net Assets
Beginning of period	1,124,206,841	1,307,262,509

End of period (including undistributed net investment income of $9,598,391 and $16,403,429, respectively)	$1,041,485,737	$1,124,206,841

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Statement of Changes in Net Assets

	Bond Inflation Protection
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,281,974	$26,396,898
Net realized gain on investment and foreign currency transactions	26,837,648	18,586,980
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(78,688,234)	3,860,862

Net increase (decrease) in net assets from operations	(28,568,612)	48,844,740
Dividends and Distributions to Shareholders from
Net investment income	(35,403,908)	(43,265,419)
Net realized gain on investment transactions	(12,050,946)	(12,914,162)
Transactions in Shares of Beneficial Interest
Net increase	36,817,244	87,325,784

Total increase (decrease)	(39,206,222)	79,990,943
Net Assets
Beginning of period	792,721,451	712,730,508

End of period (including undistributed net investment income of $10,478,508 and $21,328,095, respectively)	$753,515,229	$792,721,451

See notes to financial statements.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,545,182	$32,806,023
Net realized gain on investment and foreign currency transactions	15,362,973	9,559,448
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,306,636)	11,489,306

Net increase in net assets from operations	34,601,519	53,854,777
Dividends to Shareholders from
Net investment income	(31,454,782)	(29,996,780)
Transactions in Shares of Beneficial Interest
Net decrease	(33,801,698)	(109,072,726)

Total decrease	(30,654,961)	(85,214,729)
Net Assets
Beginning of period	397,207,925	482,422,654

End of period (including undistributed net investment income of $5,450,284 and $8,311,095, respectively)	$366,552,964	$397,207,925

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$4,857,867	$5,604,192
Net realized gain on investment transactions	40,444,232	35,803,404
Net change in unrealized appreciation/depreciation of investments	41,628,820	13,884,317

Net increase in net assets from operations	86,930,919	55,291,913
Dividends and Distributions to Shareholders from
Net investment income	(6,917,632)	(4,570,365)
Net realized gain on investment transactions	(39,201,880)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(57,606,454)	(219,021,030)

Total decrease	(16,795,047)	(168,299,482)
Net Assets
Beginning of period	328,749,469	497,048,951

End of period (including undistributed net investment income of $649,400 and $2,716,720, respectively)	$311,954,422	$328,749,469

See notes to financial statements.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,302,620	$2,118,737
Net realized gain on investment transactions	58,003,479	76,734,106
Net change in unrealized appreciation/depreciation of investments	15,446,365	(9,471,749)

Net increase in net assets from operations	75,752,464	69,381,094
Dividends and Distributions to Shareholders from
Net investment income	(2,248,378)	(2,298,494)
Net realized gain on investment transactions	(64,602,314)	(124,716,703)
Transactions in Shares of Beneficial Interest
Net decrease	(20,828,060)	(118,667,468)

Total decrease	(11,926,288)	(176,301,571)
Net Assets
Beginning of period	328,634,261	504,935,832

End of period (including undistributed net investment income of $668,467 and $439,652, respectively)	$316,707,973	$328,634,261

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Statement of Changes in Net Assets

Multi-Asset Real Return*
Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,503,910	$13,667,157
Net realized loss on investment and foreign currency transactions	(10,478,073)	(13,874,152)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,822,611)	(9,795,624)
Contributions from Adviser (see Note B)	5,332	– 0	–

Net decrease in net assets from operations	(24,791,442)	(10,002,619)
Dividends to Shareholders from
Net investment income	(23,613,602)	(34,377,414)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	224,702,442	(344,972,619)

Total increase (decrease)	176,297,398	(389,352,652)
Net Assets
Beginning of period	547,928,679	937,281,331

End of period (including undistributed net investment income of $14,492,591 and $14,340,279, respectively)	$724,226,077	$547,928,679

*	Consolidated (see Note A).

See notes to financial statements.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Volatility Management
	Year Ended August 31, 2013		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,352,493		$9,403,203
Net realized gain (loss) on investment and foreign currency transactions	114,288,767		(27,859,000)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	60,890,429		42,501,308

Net increase in net assets from operations	198,531,689		24,045,511
Dividends and Distributions to Shareholders from
Net investment income	(18,808,069)		(5,546,626)
Net realized gain on investment transactions	– 0	–	(24,959,819)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(278,050,833)		1,410,360,256

Total increase (decrease)	(98,327,213)		1,403,899,322
Net Assets
Beginning of period	1,688,281,840		284,382,518

End of period (including undistributed net investment income of $23,893,245 and distributions in excess of net investment income of ($236,876), respectively)	$1,589,954,627		$1,688,281,840

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended August 31, 2013

	Bond Inflation Protection*
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$21,200,078
Interest expense paid	(716,686)
Operating expenses paid	(278,654)
Purchases of long-term investments	(612,544,258)
Proceeds from disposition of long-term investments	559,298,197
Proceeds from disposition of short-term investments, net	(10,208,478)
Payments on swaps, net	184,990
Variation margin paid on centrally cleared swaps	(178,415)
Variation margin received on futures	4,611,414

Net decrease in cash from operating activities		$(38,631,812)
Financing Activities:
Subscriptions of beneficial interest, net	(10,587,912)
Increase in due to custodian	12,168,527
Increase in reverse repurchase agreements	36,624,822

Net increase in cash from financing activities		38,205,437
Effect of exchange rate on cash		1,650,479

Net increase in cash		1,224,104
Cash at beginning of period		901,597

Cash at end of period		$2,125,701

Reconciliation of Net Decrease in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net decrease in net assets from operations		$(28,568,612)
Adjustments:
Decrease in interest and dividends receivable	$383,595
Net accretion of bond discount and amortization of bond premium	8,428,056
Inflation Index Income	(11,898,814)
Increase in accrued expenses	9,927
Purchases of long-term investments	(612,544,258)
Proceeds from disposition of long-term investments	559,298,197
Proceeds from disposition of short-term investments, net	(10,208,478)
Proceeds on swaps, net	184,990
Variation margin paid on centrally cleared swaps	(178,415)
Variation margin received on futures	4,611,414
Net realized gain on investment and foreign currency transactions	(26,837,648)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	78,688,234

Total adjustments		(10,063,200)

Net decrease in cash from operating activities		$(38,631,812)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in reverse purchase agreements throughout the year.

See notes to financial statements.

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2013

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2013, net assets of the Multi-Asset Real Return Portfolio were $724,226,077, of which $144,969,445, or approximately 20%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolios value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2013:

U.S. Value Portfolio

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,092,500,979		$	– 0	–	$	– 0	–	$1,092,500,979
Short-Term Investments	28,913,456			– 0	–		– 0	–	28,913,456
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,618,950			– 0	–		– 0	–	4,618,950

Total Investments in Securities	1,126,033,385			– 0	–		– 0	–	1,126,033,385
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,126,033,385		$	– 0	–	$	– 0	–	$1,126,033,385

U.S. Large Cap Growth Portfolio

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,091,013,633		$	– 0	–	$	– 0	–	$1,091,013,633
Short-Term Investments	41,095,145			– 0	–		– 0	–	41,095,145

Total Investments in Securities	1,132,108,778			– 0	–		– 0	–	1,132,108,778
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,132,108,778		$	– 0	–	$	– 0	–	$1,132,108,778

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

International Value Portfolio

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$36,588,762		$209,877,201		$	– 0	–	$246,465,963
Consumer Discretionary	19,115,613		124,068,307			– 0	–	143,183,920
Industrials	3,699,678		92,889,114			– 0	–	96,588,792
Energy	27,386,552		49,865,911			– 0	–	77,252,463
Health Care	– 0	–	72,313,454			– 0	–	72,313,454
Materials	23,076,943		44,605,907			– 0	–	67,682,850
Telecommunication Services	13,404,762		52,755,449			– 0	–	66,160,211
Information Technology	– 0	–	61,774,203			– 0	–	61,774,203
Consumer Staples	– 0	–	58,035,230			– 0	–	58,035,230
Utilities	– 0	–	27,732,336			– 0	–	27,732,336
Rights	– 0	–	– 0	–		– 0	–^	– 0	–
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,855,762		– 0	–		– 0	–	18,855,762

Total Investments in Securities	142,128,072		793,917,112	+		– 0	–	936,045,184
Other Financial Instruments**:
Assets:
Futures	– 0	–	78,551			– 0	–	78,551	#
Forward Currency Exchange Contracts	– 0	–	3,373,545			– 0	–	3,373,545
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,622,623)			– 0	–	(1,622,623)

Total++	$142,128,072		$795,746,585		$	– 0	–	$937,874,657

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Growth Portfolio

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$21,008,519		$220,197,759		$	– 0	–	$241,206,278
Consumer Discretionary	42,028,531		154,864,356			– 0	–	196,892,887
Industrials	6,711,581		147,280,328			– 0	–	153,991,909
Consumer Staples	– 0	–	152,904,110			– 0	–	152,904,110
Information Technology	14,128,054		67,140,038			– 0	–	81,268,092
Materials	– 0	–	41,576,888			– 0	–	41,576,888
Energy	7,181,734		20,696,963			– 0	–	27,878,697
Health Care	– 0	–	15,119,702			– 0	–	15,119,702
Utilities	14,890,522		– 0	–		– 0	–	14,890,522
Warrants	540,411		– 0	–		2,284,161		2,824,572
Corporates – Non-Investment Grades	– 0	–	– 0	–		1,969,581		1,969,581
Short-Term Investments	2,756,591		– 0	–		– 0	–	2,756,591
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,150,814		– 0	–		– 0	–	10,150,814

Total Investments in Securities	119,396,757		819,780,144	+		4,253,742		943,430,643
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	790,265			– 0	–	790,265
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,495,238)			– 0	–	(4,495,238)

Total##	$119,396,757		$816,075,171			$4,253,742		$939,725,670

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

Short Duration Bond Portfolio

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$291,559,396		$	– 0	–	$291,559,396
Commercial Mortgage-Backed Securities		– 0	–	149,740,997			7,409,086		157,150,083
Corporates – Investment Grades		– 0	–	144,875,909			– 0	–	144,875,909
Mortgage Pass-Throughs		– 0	–	142,196,498			– 0	–	142,196,498
Asset-Backed Securities		– 0	–	127,519,451			14,183,225	^	141,702,676
Collateralized Mortgage Obligations		– 0	–	17,960,834			6,166,441		24,127,275
Inflation-Linked Securities		– 0	–	18,774,659			– 0	–	18,774,659
Governments – Sovereign Agencies		– 0	–	6,468,182			– 0	–	6,468,182
Covered Bonds		– 0	–	3,227,279			– 0	–	3,227,279
Short-Term Investments		2,209,783		– 0	–		– 0	–	2,209,783

Total Investments in Securities		2,209,783		902,323,205			27,758,752		932,291,740
Other Financial Instruments**:
Assets:
Futures		102,806		– 0	–		– 0	–	102,806	#
Forward Currency Exchange Contracts		– 0	–	11,388			– 0	–	11,388
Cross Currency Swaps		– 0	–	– 0	–		4,096		4,096
Liabilities:
Futures		(122,077)		– 0	–		– 0	–	(122,077	)#
Forward Currency Exchange Contracts		– 0	–	(3,341)			– 0	–	(3,341)

Total++		$2,190,512		$902,331,252			$27,762,848		$932,284,612

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$391,112,917		$	– 0	–	$391,112,917
Corporates – Investment Grades		– 0	–	333,129,796			– 0	–	333,129,796
Mortgage Pass-Throughs		– 0	–	78,372,198			– 0	–	78,372,198
Commercial Mortgage-Backed Securities		– 0	–	38,484,737			4,864,919		43,349,656
Governments – Sovereign Agencies		– 0	–	39,381,147			– 0	–	39,381,147
Agencies		– 0	–	30,312,526			– 0	–	30,312,526
Covered Bonds		– 0	–	18,799,100			– 0	–	18,799,100
Quasi-Sovereigns		– 0	–	15,996,381			– 0	–	15,996,381
Asset-Backed Securities		– 0	–	9,142,824			2,466,661		11,609,485
Governments – Sovereign Bonds		– 0	–	7,824,322			– 0	–	7,824,322
Supranationals		– 0	–	2,993,351			– 0	–	2,993,351
Emerging Markets – Corporate Bonds		– 0	–	2,902,520			– 0	–	2,902,520
Local Governments – Municipal Bonds		– 0	–	2,583,100			– 0	–	2,583,100
Collateralized Mortgage Obligations		– 0	–	338,917			1,247,681		1,586,598
Corporates – Non-Investment Grades		– 0	–	432,352			– 0	–	432,352
Short-Term Investments:
Investment Companies		23,620,398		– 0	–		– 0	–	23,620,398
U.S. Treasury Bill		– 0	–	78,239,696			– 0	–	78,239,696

Total Investments in Securities		23,620,398		1,050,045,884			8,579,261		1,082,245,543
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	2,383,558			– 0	–	2,383,558

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

Global Core Bond Portfolio

Investments in Securities:	Level 1		Level 2		Level 3			Total
Liabilities:
Futures	$(299,459)		$ – 0	–	$	– 0	–	$(299,459	)#
Forward Currency Exchange Contracts	– 0	–	(2,638,311)			– 0	–	(2,638,311)

Total++	$23,320,939		$1,049,791,131			$8,579,261		$1,081,691,331

Bond Inflation Protection Portfolio

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$ – 0	–	$731,013,247		$	– 0	–	$731,013,247
Corporates – Investment Grades	– 0	–	143,679,595			– 0	–	143,679,595
Asset-Backed Securities	– 0	–	80,331,881			7,195,439		87,527,320
Commercial Mortgage-Backed Securities	– 0	–	72,470,204			8,578,662		81,048,866
Corporates – Non-Investment Grades	– 0	–	13,709,286			– 0	–	13,709,286
Mortgage Pass-Throughs	– 0	–	10,539,160			– 0	–	10,539,160
Local Governments – Municipal Bonds	– 0	–	9,696,862			– 0	–	9,696,862
Quasi-Sovereigns	– 0	–	8,988,984			– 0	–	8,988,984
Governments – Sovereign Bonds	– 0	–	2,441,768			– 0	–	2,441,768
Emerging Markets – Corporate Bonds	– 0	–	2,263,816			– 0	–	2,263,816
Preferred Stocks	995,670		– 0	–		– 0	–	995,670
Short-Term Investments	13,719,395		– 0	–		– 0	–	13,719,395

Total Investments in Securities	14,715,065		1,075,134,803			15,774,101		1,105,623,969

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments**:
Assets:
Futures Contracts	$81,153		$	– 0	–	$	– 0	–	$81,153	#
Forward Currency Exchange Contracts	– 0	–		114,128			– 0	–	114,128
Centrally Cleared Interest Rate Swaps	– 0	–		618,814			– 0	–	618,814	#
Interest Rate Swaps	– 0	–		1,861,993			– 0	–	1,861,993
Credit Default Swaps	– 0	–		156,404			– 0	–	156,404
Liabilities:
Futures Contracts	(347,186)			– 0	–		– 0	–	(347,186	)#
Forward Currency Exchange Contracts	– 0	–		(280,440)			– 0	–	(280,440)
Centrally Cleared Interest Rate Swaps	– 0	–		(806,008)			– 0	–	(806,008	)#
Interest Rate Swaps	– 0	–		(893,580)			– 0	–	(893,580)

Total++	$14,449,032			$1,075,906,114			$15,774,101		$1,106,129,247

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$256,235,963		$2,248,793	^	$258,484,756
Corporates – Investment Grades		– 0	–	16,950,407		– 0	–	16,950,407
Bank Loans		– 0	–	– 0	–	14,793,300		14,793,300
Collateralized Mortgage Obligations		– 0	–	– 0	–	11,597,469		11,597,469
Emerging Markets – Corporate Bonds		– 0	–	10,652,590		– 0	–	10,652,590
Governments – Treasuries		– 0	–	9,411,583		– 0	–	9,411,583
Common Stocks		6,366,405		– 0	–	1,197,066		7,563,471
Preferred Stocks		4,655,804		802,177		1,946,469		7,404,450
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	6,209,772		6,209,772
Asset-Backed Securities		– 0	–	– 0	–	2,669,646		2,669,646
Local Governments – Municipal Bonds		– 0	–	2,061,193		– 0	–	2,061,193
Governments – Sovereign Bonds		– 0	–	1,605,500		– 0	–	1,605,500
Quasi-Sovereigns		– 0	–	1,510,956		– 0	–	1,510,956
Emerging Markets – Sovereigns		– 0	–	1,409,973		– 0	–	1,409,973
Options Purchased – Puts		– 0	–	805,826		– 0	–	805,826
Options Purchased – Calls		– 0	–	240,847		– 0	–	240,847
Warrants		443		– 0	–	– 0	–^	443
Short-Term Investments		10,999,254		– 0	–	– 0	–	10,999,254

Total Investments in Securities		22,021,906		301,687,015		40,662,515		364,371,436

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments**:
Assets:
Futures	$90,768	$	– 0	–	$	– 0	–	$90,768	#
Forward Currency Exchange Contracts	– 0	–	143,709	– 0	–	143,709
Interest Rate Swaps	– 0	–	1,128,520	– 0	–	1,128,520
Centrally Cleared Credit Default Swaps	– 0	–	42,146	– 0	–	42,146	#
Credit Default Swaps	– 0	–	2,906,761	– 0	–	2,906,761
Dividend Swaps	– 0	–	70,386	– 0	–	70,386
Liabilities:
Futures	(77,355)	(112,303)	– 0	–	(189,658	)#
Forward Currency Exchange Contracts	– 0	–	(222,735)	– 0	–	(222,735)
Call Options Written	– 0	–	(83,200)	– 0	–	(83,200)
Credit Default Swaptions Written	– 0	–	(168,422)	– 0	–	(168,422)
Interest Rate Swaps	– 0	–	(91,690)	– 0	–	(91,690)
Centrally Cleared Credit Default Swaps	– 0	–	(38,484)	– 0	–	(38,484	)#
Credit Default Swaps	– 0	–	(1,048,203)	– 0	–	(1,048,203)
Total Return Swaps	– 0	–	(4,173)	– 0	–	(4,173)

Total++	$22,035,319	$304,209,327	$40,662,515	$366,907,161

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

Small-Mid Cap Value Portfolio

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$309,525,319		$	– 0	–	$	– 0	–	$309,525,319
Short-Term Investments	2,671,755			– 0	–		– 0	–	2,671,755
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,273,099			– 0	–		– 0	–	4,273,099

Total Investments in Securities	316,470,173			– 0	–		– 0	–	316,470,173
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$316,470,173		$	– 0	–	$	– 0	–	$316,470,173

Small-Mid Cap Growth Portfolio

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$312,282,535		$	– 0	–	$	– 0	–	$312,282,535
Short-Term Investments	2,694,728			– 0	–		– 0	–	2,694,728
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,426,274			– 0	–		–0	–	1,426,274

Total Investments in Securities	316,403,537			–0	–		–0	–	316,403,537
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$316,403,537		$	– 0	–	$	– 0	–	$316,403,537

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$101,160,161		$62,844,588		$	– 0	–	$164,004,749
Materials	40,183,837		46,374,532			258,699		86,817,068
Equity:Other	26,694,735		50,057,847			– 0	–	76,752,582
Residential	22,761,162		15,980,375			19,627		38,761,164
Retail	18,729,873		19,297,828			– 0	–	38,027,701
Office	11,751,738		10,009,251			– 0	–	21,760,989
Industrials	8,026,122		4,760,035			– 0	–	12,786,157
Lodging	10,090,771		1,459,736			– 0	–	11,550,507
Food Beverage & Tobacco	1,687,991		470,188			– 0	–	2,158,179
Inflation-Linked Securities	– 0	–	146,471,665			– 0	–	146,471,665
Investment Companies	7,257,821		67,670			– 0	–	7,325,491
Warrants	– 0	–	– 0	–		1,393,254		1,393,254
Rights	– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments:
Investment Companies	58,457,398					– 0	–	58,457,398
U.S. Treasury Bills	– 0	–	4,999,696			– 0	–	4,999,696
Time Deposit	– 0	–	55,800,918			– 0	–	55,800,918
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,991,193		– 0	–		– 0	–	8,991,193

Total Investments in Securities	315,792,802		418,594,329			1,671,580		736,058,711
Other Financial Instruments**:
Assets:
Futures	1,469,039		– 0	–		– 0	–	1,469,039	#
Forward Currency Exchange Contracts	– 0	–	2,156,334			– 0	–	2,156,334
Interest Rate Swaps	– 0	–	165,569			– 0	–	165,569
Total Return Swaps	– 0	–	1,571,892			– 0	–	1,571,892
Liabilities:
Futures	(1,304,919)		– 0	–		– 0	–	(1,304,919	)#
Forward Currency Exchange Contracts	– 0	–	(1,636,705)			– 0	–	(1,636,705)
Inflation (CPI) Swaps	– 0	–	(54,570)			– 0	–	(54,570)

Total##	$315,956,922		$420,796,849			$1,671,580		$738,425,351

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$71,788,141		$84,997,254		$	– 0	–	$156,785,395
Information Technology	85,946,431		12,088,791			– 0	–	98,035,222
Consumer Discretionary	58,660,421		33,289,529			– 0	–	91,949,950
Health Care	62,167,423		28,748,433			– 0	–	90,915,856
Industrials	51,584,666		38,864,257			– 0	–	90,448,923
Consumer Staples	49,260,098		32,571,695			– 0	–	81,831,793
Energy	50,703,601		20,559,097			– 0	–	71,262,698
Materials	16,202,569		23,420,034			– 0	–	39,622,603
Telecommunication Services	12,065,453		14,800,738			– 0	–	26,866,191
Equity:Other	16,105,249		10,306,771			– 0	–	26,412,020
Utilities	15,179,662		10,539,241			– 0	–	25,718,903
Retail	10,638,805		3,372,235			– 0	–	14,011,040
Residential	10,906,481		2,327,404			– 0	–	13,233,885
Office	5,827,177		4,073,549			– 0	–	9,900,726
Lodging	3,194,153		247,478			– 0	–	3,441,631
Investment Companies	65,885,868		11,112			– 0	–	65,896,980
Rights	– 0	–	– 0	–		11	^	11
Short-Term Investments:
Investment Companies	661,328,470		– 0	–		– 0	–	661,328,470
U.S. Treasury Bills	– 0	–	2,999,798			– 0	–	2,999,798
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,214,237		– 0	–		– 0	–	7,214,237

Total Investments in Securities	1,254,658,905		323,217,416			11		1,577,876,332
Other Financial Instruments**:
Assets:
Futures	4,771,961		3,708,798			– 0	–	8,480,759	#
Forward Currency Exchange Contracts	– 0	–	8,892,562			– 0	–	8,892,562
Liabilities:
Futures	– 0	–	(97,410)			– 0	–	(97,410	)#
Forward Currency Exchange Contracts	– 0	–	(9,169,950)			– 0	–	(9,169,950)
Total Return Swaps	– 0	–	(3,544,135)			– 0	–	(3,544,135)

Total##	$1,259,430,866		$323,007,281			$11		$1,582,438,158

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

***	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) is reported in the portfolio of investments.

##	There were de mimimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

International Value Portfolio	Rights^			Total
Balance as of 8/31/12	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/13	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–	$	– 0	–

International Growth Portfolio	Warrants		Corporates - Non-Investment Grades			Total
Balance as of 8/31/12	$1,379,326		$	– 0	–	$1,379,326
Accrued discounts/(premiums)	– 0	–		18,883		18,883
Realized gain (loss)	– 0	–		80,145		80,145
Change in unrealized appreciation/depreciation	48,517			(26,827)		21,690
Purchases	856,318			4,959,610		5,815,928
Sales	– 0	–		(3,062,230)		(3,062,230)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 8/31/13	$2,284,161			$1,969,581		$4,253,742

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$48,517			$(26,827)		$21,690

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Notes to Financial Statements

Short Duration Bond Portfolio	Commercial Mortgage-Backed Securities	Asset-Backed Securities^	Collateralized Mortgage Obligations
Balance as of 8/31/12	$14,711,880	$16,382,420	$2,921,216
Accrued discounts/(premiums)	(27)	790	(928)
Realized gain (loss)	– 0	–	19,759	(12,384)
Change in unrealized appreciation/depreciation	364,473	152,570	(290,234)
Purchases	– 0	–	1,860,183	4,624,721
Sales	(94,464)	(5,835,093)	(1,075,950)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3++	– 0	–	5,502,330	– 0	–
Transfers out of Level 3+++	(7,572,776)	(3,899,734)	– 0	–

Balance as of 8/31/13+	$7,409,086	$14,183,225	$6,166,441

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$364,473	$187,673	$(290,234)

Cross Currency Swaps	Total
Balance as of 8/31/12	$175,156	$34,190,672
Accrued discounts/(premiums)	– 0	–	(165)
Realized gain (loss)	12,738	20,113
Change in unrealized appreciation/depreciation	(171,060)	55,749
Purchases	– 0	–	6,484,904
Sales	– 0	–	(7,005,507)
Settlements	(12,738)	(12,738)
Transfers in to Level 3	– 0	–	5,502,330
Transfers out of Level 3	– 0	–	(11,472,510)

Balance as of 8/31/13	$4,096	$27,762,848

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(171,060)	$90,852

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/12	$12,492,233		$5,411,002		$2,357,797
Accrued discounts/(premiums)	(42,138)		317		673
Realized gain (loss)	711,139		(4,735,757)		(2,947,952)
Change in unrealized appreciation/depreciation	(601,322)		4,882,039		3,128,201
Purchases	– 0	–	– 0	–	– 0	–
Sales	(7,694,993)		(3,090,940)		(953,006)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(338,032)

Balance as of 8/31/13+	$4,864,919		$2,466,661		$1,247,681

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(601,322)		$84,411		$86,025

	Total
Balance as of 8/31/12	$20,261,032
Accrued discounts/(premiums)	(41,148)
Realized gain (loss)	(6,972,570)
Change in unrealized appreciation/depreciation	7,408,918
Purchases	– 0	–
Sales	(11,738,939)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(338,032)

Balance as of 8/31/13	$8,579,261

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(430,886)

Bond Inflation Protection Portfolio	Asset-Backed Securities	Commercial Mortgage-Backed Securities
Balance as of 8/31/12	$8,646,219	$4,328,766
Accrued discounts/(premiums)	51	(65,392)
Realized gain (loss)	14,670	200,775
Change in unrealized appreciation/depreciation	(43,060)	(335,847)
Purchases	1,479,665	5,566,025
Sales	(1,947,598)	(3,676,565)
Transfers in to Level 3	2,402,479	2,560,900
Transfers out of Level 3	(3,356,987)	– 0	–

Balance as of 8/31/13+	$7,195,439	$8,578,662

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(13,566)	$(335,847)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Notes to Financial Statements

	Bank Loans			Total
Balance as of 8/31/12		$1,108,530			$14,083,515
Accrued discounts/(premiums)		131			(65,210)
Realized gain (loss)		15,610			231,055
Change in unrealized appreciation/depreciation		(21,535)			(400,442)
Purchases		– 0	–		7,045,690
Sales		(1,102,736)			(6,726,899)
Transfers in to Level 3		– 0	–		4,963,379
Transfers out of Level 3		– 0	–		(3,356,987)

Balance as of 8/31/13	$	– 0	–		$15,774,101

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–		$(349,413)

High-Yield Portfolio	Corporates - Non-Investment Grades^			Corporates - Investment Grades			Bank Loans
Balance as of 8/31/12		$1,233,762			$759,615		$10,958,957
Accrued discounts/(premiums)		(42,992)			– 0	–	127,729
Realized gain (loss)		60,444			– 0	–	(2,798,124)
Change in unrealized appreciation/depreciation		215,804			– 0	–	3,252,670
Purchases		1,657,256			– 0	–	12,734,296
Sales		(1,410,225)			– 0	–	(9,482,228)
Transfers in to Level 3		534,744			– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(759,615)		– 0	–

Balance as of 8/31/13+		$2,248,793		$	– 0	–	$14,793,300

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*		$11,157		$	– 0	–	$467,843

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Collateralized Mortgage Obligations		Emerging Markets - Corporate Bonds			Common Stocks
Balance as of 8/31/12	$3,181,707			$428,143		$1,134,891
Accrued discounts/(premiums)	97,810			– 0	–	– 0	–
Realized gain (loss)	300,544			– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(22,896)			– 0	–	(136,724)
Purchases	9,502,084			– 0	–	198,900
Sales	(1,461,780)			– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(428,143)		(1)

Balance as of 8/31/13+	$11,597,469		$	– 0	–	$1,197,066

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(22,896)		$	– 0	–	$(136,724)

	Preferred Stocks		Commercial Mortgage-Backed Securities			Asset-Backed Securities
Balance as of 8/31/12	$ – 0	–		$6,982,910		$4,611,998
Accrued discounts/(premiums)	– 0	–		37,894		65,840
Realized gain (loss)	– 0	–		733,123		417,264
Change in unrealized appreciation/depreciation	46,469			(355,215)		405,818
Purchases	1,900,000			5,602,650		– 0	–
Sales	– 0	–		(6,791,590)		(2,831,274)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 8/31/13	$1,946,469			$6,209,772		$2,669,646

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$46,469			$102,703		$288,017

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Notes to Financial Statements

	Warrants^			Unfunded Loan Commitments			Total
Balance as of 8/31/12	$	– 0	–		$(105,188)		$29,186,795
Accrued discounts/(premiums)		– 0	–		30,330		316,611
Realized gain (loss)		– 0	–		74,858		(1,211,891)
Change in unrealized appreciation/depreciation		– 0	–		– 0	–	3,405,926
Purchases		– 0	–		– 0	–	31,595,186
Sales		– 0	–		– 0	–	(21,977,097)
Transfers in to Level 3		– 0	–		– 0	–	534,744
Transfers out of Level 3		– 0	–		– 0	–	(1,187,759)

Balance as of 8/31/13	$	– 0	–	$	– 0	–	$40,662,515

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–	$	– 0	–	$756,569

Multi-Asset Real Return Portfolio**	Materials			Residential			Warrants
Balance as of 8/31/12		$123,918		$	– 0	–	$ – 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		(23,765)		25,995
Change in unrealized appreciation/depreciation		(91,108)			(136,544)		300,342
Purchases		225,889			798,328		1,237,095
Sales		– 0	–		(677,682)		(170,178)
Transfers in to Level 3		– 0	–		59,290		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 8/31/13+		$258,699			$19,627		$1,393,254

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*		$(91,108)			$(136,544)		$300,342

	Rights^			Total
Balance as of 8/31/12	$	– 0	–		$123,918
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		2,230
Change in unrealized appreciation/depreciation		– 0	–		72,690
Purchases		– 0	–		2,261,312
Sales		– 0	–		(847,860)
Transfers in to Level 3		– 0	–		59,290
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/13	$	– 0	–		$1,671,580

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–		$72,690

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Rights^		Warrants^^			Total
Balance as of 8/31/12	$7,638		$	– 0	–	$7,638
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(7,627)			– 0	–	(7,627)
Purchases	– 0	–		– 0	–	– 0	–
Sales	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 8/31/13	$11		$	– 0	–	$11

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$11		$	– 0	–	$11

^	The Portfolio held securities with zero market value at period end.

^^	The Portfolio held securities with zero market value that were sold during the reporting period.

+	There were de minimis transfers under 1% of net assets during the reporting period.

++	Transferred out of Level 2 into Level 3 due to security reclassification.

+++	Transferred out of Level 3 into Level 2 due to security reclassification.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	Consolidated (see Note A).

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at August 31, 2013:

Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/13			Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities		$7,409,086		Third Party	Evaluated	$93.95-$98.59/
				Vendor	Quotes	$96.97

Asset-Backed Securities		$14,183,225		Third Party	Evaluated	$95.29-$132.89/
				Vendor	Quotes	$106.41

	$	– 0	–	Qualitative Assessment		$0.00/ N/A

Collateralized Mortgage Obligations		$6,166,441		Third Party	Evaluated	$82.13-$100.16/
				Vendor	Quotes	$89.57

Cross Currency Swaps		$4,096		Bloomberg	Bloomberg	N/A/
				Vendor Model	Currency Swap Curves	N/A

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Notes to Financial Statements

Bond Inflation Protection Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$ 7,195,439	Third Party	Evaluated	$100.00-$100.22/ $100.13
		Vendor	Quotes

Commercial Mortgage- Backed Securities	$ 8,578,662	Third Party	Evaluated	$94.97-$111.39/ $105.88
		Vendor	Quotes

High-Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/13			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates - Non-Investment Grades		$2,248,793		Third Party	Evaluated	$0.50-$106.88/ $96.19
				Vendor	Quotes
	$	– 0	–	Qualitative		$0.00/ N/A
				Assessment

Bank Loans		$14,793,300		Third Party	Vendor	$90.33-$132.50/ $100.49
				Vendor	Quotes

Collateralized Mortgage Obligations		$11,597,469		Third Party	Evaluated	$44.32-$87.00/ $75.59
				Vendor	Quotes

Common Stocks		$471,006		Indicative	Broker	$0.92-$90.00/ $8.77
				Market Quotations	Quotes
		$726,060		Market	EBITDA	$69.7 million/ N/A
				Approach	Projection*

Preferred Stocks		$1,946,469		Practical	NAV	$1,024.46/ N/A
				Expedient

Commercial Mortgage-Backed Securities		$6,209,772		Third Party	Evaluated	$90.36-$99.58/ $96.71
				Vendor	Quotes

Asset-Backed Securities		$2,669,646		Third Party	Evaluated	$59.34-$94.58/ $83.70
				Vendor	Quotes

Warrants	$	– 0	–	Qualitative		$0.00/N/A
				Assessment

*	EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on for-

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Notes to Financial Statements

eign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the year ended August 31, 2013, there was no such reimbursement.

During the year ended August 31, 2013, the Volatility Management Portfolio made repayments to the Adviser of the offering expenses in the amount of $73,818.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the Multi-Asset Portfolio $5,332 for trading losses incurred due to a trade entry error for the year ended August 31, 2013.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Notes to Financial Statements

with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2013 is as follows:

Portfolio	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2013 (000)		Dividend Income (000)
U.S. Value	$12,231	$470,084	$453,402	$28,913		$12
U.S. Large Cap Growth	36,691	449,021	444,617	41,095		58
International Value	11,297	253,719	265,016	– 0	–	9
International Growth	2,419	272,128	271,791	2,756		7
Short Duration Bond	6,761	548,703	553,254	2,210		52
Global Core Bond	23,524	515,053	514,957	23,620		36
Bond Inflation Protection	3,511	534,124	523,916	13,719		10
High-Yield	5,561	175,066	169,628	10,999		5
Small-Mid Cap Value	5,856	114,769	117,953	2,672		4
Small-Mid Cap Growth	1,570	116,153	115,028	2,695		7
Multi-Asset Real Return	42,969	860,365	844,876	58,458		77
Volatility Management	1,149,608	896,251	1,384,530	661,329		945

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2013 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,488,469	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	749,118		54			– 0	–
International Value	1,518,034		– 0	–		3,077
International Growth	1,495,490		– 0	–		5,640
Short Duration Bond	31,151		– 0	–		– 0	–
Global Core Bond	5,263		– 0	–		– 0	–
Bond Inflation Protection	14,557		– 0	–		– 0	–
High-Yield	134,541		– 0	–		– 0	–
Small-Mid Cap Value	558,856		– 0	–		– 0	–
Small-Mid Cap Growth	504,552		339			– 0	–
Multi-Asset Real Return	1,077,877		1,106			51
Volatility Management	718,281		– 0	–		– 0	–

Prior to September 15, 2008, the Global Core Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $1,002,749 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $1,002,749.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2013, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$609,636,410	$944,296,338
U.S. Large Cap Growth	632,405,836	874,157,826
International Value	554,890,922	729,576,727
International Growth	535,525,901	685,289,219
Short Duration Bond	398,587,056	168,704,339
Global Core Bond	492,131,037	516,993,793
Bond Inflation Protection	201,737,056	104,366,956
High-Yield	235,214,399	264,083,888
Small-Mid Cap Value	159,738,359	256,378,982
Small-Mid Cap Growth	230,728,185	317,510,440
Multi-Asset Real Return	798,247,033	680,596,678
Volatility Management	986,181,709	674,173,548

Purchases and sales of U.S. government securities for the year ended August 31, 2013, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		787,038,647			888,352,435
Global Core Bond		728,633,437			725,468,043
Bond Inflation Protection		397,052,742			430,790,329
High-Yield		9,266,232			15,709,006
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		319,652,376			245,846,602
Volatility Management		– 0	–		– 0	–

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Portfolio	Cost	Gross Unrealized			Net Unrealized Appreciation/ (Depreciation)
		Appreciation		(Depreciation)
U.S. Value	$929,075,769	$213,578,772		$(16,621,156)	$196,957,616
U.S. Large Cap Growth	846,863,528	302,227,390		(16,982,140)	285,245,250
International Value	869,771,462	125,837,253		(59,563,531)	66,273,722
International Growth	873,771,688	137,084,499		(67,425,544)	69,658,955
Short Duration Bond	938,789,668	2,061,222		(8,559,150)	(6,497,928)
Global Core Bond	1,084,299,143	28,211,349		(30,264,949)	(2,053,600)
Bond Inflation Protection	1,115,599,422	17,278,110		(27,253,563)	(9,975,453)
High-Yield	357,751,087	15,780,451		(9,160,102)	6,620,349
Small-Mid Cap Value	257,323,878	68,237,761		(9,091,466)	59,146,295
Small-Mid Cap Growth	225,623,312	95,741,730		(4,961,505)	90,780,225
Multi-Asset Real Return	823,051,767	– 0	–	(87,582,466)	(87,582,466)
Volatility Management	1,481,033,495	119,770,738		(22,927,901)	96,842,837

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”) or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

Notes to Financial Statements

exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2013, the Global Core Bond Portfolio, High-Yield Portfolio and Short Duration Bond Portfolio held futures contracts for hedging purposes. International Value Portfolio held futures contracts for non-hedging purposes. Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2013, the International Value Portfolio, International Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. Short Duration Bond Portfolio and Global Core Bond Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Notes to Financial Statements

paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2013, the International Growth Portfolio and Multi-Asset Real Return Portfolio held purchased options and written options for hedging purposes. The High-Yield Portfolio held purchased options, written options and swaptions for hedging purposes. Volatility Management Portfolio held purchased options and written options for hedging and non-hedging purposes.

For the year ended August 31, 2013, the International Growth Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio had the following transactions in written options:

International Growth Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	350,000		$2,625,105
Options written	– 0	–	– 0	–
Options expired	(350,000)		(2,625,105)
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/13	– 0	–	$ – 0	–

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	– 0	–	$ – 0	–
Options written	378,765,372		1,610,887
Options expired	(378,760,140)		(178,814)
Options bought back	(5,072)		(1,366,480)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/13	160		$65,593

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/12	30,050,000		$997,131
Swaptions written	132,450,000		1,250,454
Swaptions expired	(84,060,000)		(1,819,046)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 8/31/13	78,440,000		$428,539

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Multi-Asset Real Return Portfolio*	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	2,416			$901,681
Options written	3,362			1,365,472
Options expired	(2,246)			(209,681)
Options bought back	(3,532)			(2,057,472)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/13	– 0	–	$	– 0	–

*	Consolidated (see Note A).

Volatility Management Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	– 0	–	$	– 0	–
Options written	5,851			1,415,759
Options expired	– 0	–		– 0	–
Options bought back	(5,851)			(1,415,759)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/13	– 0	–	$	– 0	–

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2013, the Bond Inflation Protection Portfolio and High-Yield Portfolio held interest rate swaps for hedging and non-hedging purposes. Multi-Asset Real Return Portfolio held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag

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Notes to Financial Statements

on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2013, the Multi-Asset Real Return Portfolio held inflation (CPI) swaps for non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended August 31, 2013, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit

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Notes to Financial Statements

risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended August 31, 2013, the Bond Inflation Protection Portfolio held credit default swaps for non-hedging purposes and High-Yield Portfolio for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At August 31, 2013, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,990,310 and $36,641,897, with net unrealized appreciation/depreciation of $156,404 and $2,404,757, respectively, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

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Notes to Financial Statements

During the year ended August 31, 2013, the Multi-Asset Real Return Portfolio held total return swaps for non-hedging purposes. High-Yield Portfolio and Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes.

Dividend Swaps:

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

During the year ended August 31, 2013, the High-Yield Portfolio held dividend swaps for non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of August 31, 2013, the U.S Value Portfolio, U.S. Large Cap Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not have OTC derivatives with contingent features in net liability positions. As of August 31, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Uncollateralized Amount
International Value	$(385,121)	$	– 0	–	$(385,121)
International Growth	(4,406,711)		– 0	–	(4,406,711)
Short Duration Bond	(3,185)		– 0	–	(3,185)
Global Core Bond	(2,522,582)		– 0	–	(2,522,582)
Bond Inflation Protection	(682,666)		1,193,199		(191,681)
High-Yield	(1,837,276)		9,925,634		(493,906)
Multi-Asset Real Return*	(595,475)		– 0	–	(595,475)
Volatility Management	(4,822,574)		1,509,897		(4,250,613)

*	Consolidated (see Note A).

If a trigger event had occurred at August 31, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

Centrally Cleared Swaps:

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

Notes to Financial Statements

amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended August 31, 2013, the Bond Inflation Protection Portfolio and High-Yield Portfolio held centrally cleared swaps for hedging and non-hedging purposes.

At August 31, 2013, the Portfolios had entered into the following derivatives:

International Value Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$78,551	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	3,373,545		Unrealized depreciation of forward currency exchange contracts	$1,622,623

Total		$3,452,096			$1,622,623

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,366,994	$(596,099)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$19,789,638	$2,894,332

Total		$21,156,632	$2,298,233

International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$790,265	Unrealized depreciation of forward currency exchange contracts	$4,495,238

Total		$790,265		$4,495,238

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,882,836)	$(2,653,585)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,788,513)	5,932,536

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,768,429	(2,449,013)

Total		$(12,902,920)	$829,938

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

Notes to Financial Statements

Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$102,806	*	Receivable/Payable for variation margin on futures	$122,077	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	11,388		Unrealized depreciation of forward currency exchange contracts	3,341

Foreign exchange contracts	Unrealized appreciation on cross currency swaps	4,096

Total		$118,290			$125,418

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$818,240	$(50,880)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	383,325	113,293

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,738	(171,060)

Total		$1,214,303	$(108,647)

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Notes to Financial Statements

Global Core Bond Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures	$299,459	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,383,558	Unrealized depreciation of forward currency exchange contracts	2,638,311

Total		$2,383,558		$2,937,770

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,594,601	$54,913

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,373,997	6,576,090

Total		$4,968,598	$6,631,003

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

Notes to Financial Statements

Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$81,153	*	Receivable/Payable for variation margin on futures	$347,186	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	114,128		Unrealized depreciation of forward currency exchange contracts	280,440

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,861,993		Unrealized depreciation on interest rate swaps	893,580

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	618,814	*	Receivable/Payable for variation margin on centrally cleared swaps	806,008	*

Credit contracts	Unrealized appreciation on credit default swaps	156,404

Total		$2,832,492			$2,327,214

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,664,876	$275,014

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(103,513)	116,380

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Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,094,114)	$4,201,377

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,135	(187,194)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	158,740	144,105

Total		$3,627,124	$4,549,682

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures	$72,541	*	Receivable/Payable for variation margin on futures	$31,377	*

Equity contracts	Receivable/Payable for variation margin on futures	18,227	*	Receivable/Payable for variation margin on futures	158,281	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	143,709		Unrealized depreciation of forward currency exchange contracts	222,735

Credit contracts	Investments in securities, at value	288,346

Equity contracts	Investments in securities, at value	758,327

Equity contracts				Options written, at value	83,200

Credit contracts				Swaptions written, at value	168,422

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,128,520		Unrealized depreciation on interest rate swaps	91,690

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

Notes to Financial Statements

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on credit default swaps	$2,906,761		Unrealized depreciation on credit default swaps	$1,048,203

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	42,146	*	Receivable/Payable for variation margin on centrally cleared swaps	38,484	*

Equity contracts				Unrealized depreciation on total return swaps	4,173

Equity contracts	Unrealized appreciation on dividend swaps	70,386

Total		$5,428,963			$1,846,565

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(694,625)	$41,164

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	258,217	(140,054)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	172,044	515,979

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(210,246)		$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	7,146			18,353

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–		25,798

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,149,070)			66,218

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	134,108			– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	68,262			(17,607)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of swaptions written	1,819,046			(627,483)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(354,959)			1,394,014

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$100,951	$3,662

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	93,323	2,354,393

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(54,510)	(4,173)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,423	70,386

Total		$198,110	$3,700,650

Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures	$1,469,039	*	Receivable/Payable for variation margin on futures	$1,304,919	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,156,334		Unrealized depreciation of forward currency exchange contracts	1,636,705
Interest rate contracts	Unrealized appreciation on interest rate swaps	165,569
Interest rate contracts				Unrealized depreciation on inflation swaps	54,570
Equity contracts	Unrealized appreciation on total return swaps	1,571,892

Total		$5,362,834			$2,996,194

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

**	Consolidated (see Note A).

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(879,258)		$(19,189)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,056,192		(1,364,234)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,027,981		1,593,949

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,235,420)		745,805

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,069,030		(359,866)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(114,234)		605,082

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(54,570)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(27,581,979)		(2,693,341)

Total		$(28,657,688)		$(1,546,364)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Notes to Financial Statements

Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$8,480,759	*	Receivable/Payable for variation margin on futures	$97,410	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	8,892,562		Unrealized depreciation of forward currency exchange contracts	9,169,950

Equity contracts				Unrealized depreciation on total return swaps	3,544,135

Total		$17,373,321			$12,811,495

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$94,098,183	$(9,522,716)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(5,458,823)	(4,531,277)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,206,910)	– 0	–

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$661,437	$	– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	24,049,558		(4,176,039)

Total		$111,143,445		$(18,230,032)

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended August 31, 2013:

International Value Portfolio
Futures:
Average original value of buy contracts	$6,359,359

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$336,080,241
Average principal amount of sale contracts	$407,739,112

International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$213,895,136
Average principal amount of sale contracts	$262,492,360

Purchased Options:
Average monthly cost	$7,385,295	(a)

(a) Positions were open for four months during the year.

Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$213,571,160
Average original value of sale contracts	$60,722,400

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,942,894	(a)
Average principal amount of sale contracts	$10,421,409

Cross Currency Swaps:
Average notional amount	$2,837,640

(a) Positions were open for seven months during the year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Notes to Financial Statements

Global Core Bond Portfolio
Futures:
Average original value of sale contracts	$51,547,879

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,931,098
Average principal amount of sale contracts	$464,979,544

Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$5,372,899	(a)
Average original value of sale contracts	$103,428,554

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,629,560	(b)
Average principal amount of sale contracts	$36,909,868

Interest Rate Swaps:
Average notional amount	$150,617,920

Centrally Cleared Swaps:
Average notional amount	$23,423,089	(c)

Credit Default Swaps:
Average notional amount of sale contracts	$4,303,468

(a) Positions were open for one month during the year.
(b) Positions were open for eleven months during the year.
(c) Positions were open for four months during the year.

High-Yield Portfolio
Futures:
Average original value of buy contracts	$98,160,046
Average original value of sale contracts	$13,793,321	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,043,771
Average principal amount of sale contracts	$41,745,054

Purchased Options:
Average monthly cost	$1,172,432

Interest Rate Swaps:
Average notional amount	$118,594,354

Credit Default Swaps:
Average notional amount of buy contracts	$66,372,878
Average notional amount of sale contracts	$41,579,517

Total Return Swaps:
Average notional amount	$421,265	(b)

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Dividend Swaps:
Average notional amount	$448,397	(c)

Centrally Cleared Swaps:
Average notional amount	$3,800,000	(d)

(a) Positions were open for six months during the year.
(b) Positions were open for seven months during the year.
(c) Positions were open for eleven months during the year.
(d) Positions were open for one month during the year.

Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$43,653,592
Average original value of sale contracts	$54,493,178

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$91,195,543
Average principal amount of sale contracts	$143,209,689

Purchased Options:
Average monthly cost	$1,454,725	(a)

Interest Rate Swaps:
Average notional amount	$6,040,000

Inflation Swaps:
Average notional amount	$1,500,000

Total Return Swaps:
Average notional amount	$271,810,643

* Consolidated (see Note A).
(a) Positions were open for eleven months during the year.

Volatility Management Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$408,857,837
Average principal amount of sale contracts	$200,089,249

Total Return Swap:
Average notional amount	$150,602,695

Futures:
Average original value of buy contracts	$645,141,697

Purchased Options:
Average monthly cost amount	$6,362,563	(a)

(a) Positions were open four months during the year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2013, the Global Core Bond Portfolio earned drop income of $821,381, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended August 31, 2013, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio and High-Yield Portfolio were $666,197,760 and $19,875,367, respectively, and the daily weighted average interest rate were 0.21% and (0.93)%, respectively. During the period, the High-Yield Portfolio received net interest payment from counterparties.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

The High-Yield Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Hub International Limited LIBOR, 10/2/14	$1,500,000	$	– 0	–
Tenet Healthcare Corporation LIBOR, 6.00%, 6/24/14	1,200,000		– 0	–
Nielsen Finance LLC LIBOR, 2/21/14	1,000,000		– 0	–
Smithfield Foods, Inc. LIBOR, 6/20/14	1,000,000		– 0	–
Hudson Bay LIBOR, 7.00%, 7/29/14	900,000		– 0	–
Activision Blizzard Inc. LIBOR, 4.13%, 7/26/14	600,000		– 0	–
Activision Blizzard Inc. LIBOR, 5.50%, 9/1/21	600,000		– 0	–
Activision Blizzard Inc. LIBOR, 6.13%, 9/1/23	300,000		– 0	–

During the year ended August 31, 2013, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $69,069.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

Notes to Financial Statements

portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of August 31, 2013, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan		Market Value of Cash Collateral
U.S. Value	$4,484,739		$4,618,950
U.S. Large Cap Growth	– 0	–	– 0	–
International Value	17,684,182		18,855,762
International Growth	9,375,892		10,150,814
Small-Mid Cap Value	3,934,695		4,273,099
Small-Mid Cap Growth	1,418,850		1,426,274
Multi-Asset Real Return	8,016,351		8,991,193
Volatility Management	6,852,977		7,214,237

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the year ended August 31, 2013 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$165,865	$12,600
U.S. Large Cap Growth	91,059	6,173
International Value	1,168,463	37,770

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
International Growth	$628,027	$45,563
Small-Mid Cap Value	95,811	7,801
Small-Mid Cap Growth	174,031	18,558
Multi-Asset Real Return	360,913	15,261
Volatility Management	340,665	16,400

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the year ended August 31, 2013 are as follows:

Portfolio	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2013 (000)
U.S. Value	$19,132	$ 232,424	$ 246,937	$ 4,619
U.S. Large Cap Growth	6,844	83,669	90,513	– 0	–
International Value	26,420	731,038	738,602	18,856
International Growth	100,018	287,599	377,466	10,151
Small-Mid Cap Value	8,083	64,915	68,725	4,273
Small-Mid Cap Growth	22,659	166,598	187,831	1,426
Multi-Asset Real Return	16,101	354,293	361,403	8,991
Volatility Management	8,167	564,458	565,411	7,214

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

U.S. Value
Shares sold	1,183,034	3,695,918	$11,491,466	$30,433,233

Shares issued in reinvestment of dividends	3,021,184	5,350,789	28,758,993	42,821,254

Shares redeemed	(37,082,475)	(118,348,241)	(369,333,869)	(968,326,210)

Net decrease	(32,878,257)	(109,301,534)	$(329,083,410)	$(895,071,723)

U.S. Large Cap Growth
Shares sold	1,909,225	2,580,355	$24,536,104	$28,925,274

Shares issued in reinvestment of dividends	605,178	1,878,101	7,762,452	20,454,819

Shares redeemed	(20,552,571)	(92,406,449)	(276,865,594)	(1,035,159,032)

Net decrease	(18,038,168)	(87,947,993)	$(244,567,038)	$(985,778,939)

International Value
Shares sold	2,403,826	35,379,800	$17,290,828	$233,087,270

Shares issued in reinvestment of dividends	2,950,323	2,831,358	20,003,192	18,401,328

Shares redeemed	(32,534,185)	(25,009,969)	(230,620,316)	(168,660,317)

Net increase (decrease)	(27,180,036)	13,201,189	$(193,326,296)	$82,828,281

International Growth
Shares sold	2,626,294	27,003,355	$21,562,212	$205,019,615

Shares issued in reinvestment of dividends	950,824	2,317,471	7,559,047	17,085,762

Shares redeemed	(22,312,662)	(20,372,504)	(180,906,163)	(157,224,410)

Net increase (decrease)	(18,735,544)	8,948,322	$(151,784,904)	$64,880,967

Short Duration Bond
Shares sold	9,294,272	6,968,816	$88,279,786	$66,501,972

Shares issued in reinvestment of dividends	1,607,007	1,603,894	15,257,868	15,303,830

Shares redeemed	(9,049,228)	(45,042,013)	(85,786,105)	(430,806,452)

Net increase (decrease)	1,852,051	(36,469,303)	$17,751,549	$(349,000,650)

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Global Core Bond
Shares sold	6,647,889	13,741,327	$70,027,232	$148,684,200

Shares issued in reinvestment of dividends and distributions	6,886,803	6,756,698	73,095,760	71,999,541

Shares redeemed	(13,406,399)	(38,412,095)	(143,435,753)	(413,552,631)

Net increase (decrease)	128,293	(17,914,070)	$(312,761)	$(192,868,890)

Bond Inflation Protection
Shares sold	6,299,709	18,087,254	$66,900,987	$197,706,676

Shares issued in reinvestment of dividends and distributions	4,389,903	5,280,036	47,454,854	56,179,581

Shares redeemed	(7,080,774)	(14,908,838)	(77,538,597)	(166,560,473)

Net increase	3,608,838	8,458,452	$36,817,244	$87,325,784

High-Yield
Shares sold	791,746	4,933,929	$8,334,476	$47,515,247

Shares issued in reinvestment of dividends	3,004,789	3,071,979	31,454,782	29,996,780

Shares redeemed	(7,018,006)	(19,149,937)	(73,590,956)	(186,584,753)

Net decrease	(3,221,471)	(11,144,029)	$(33,801,698)	$(109,072,726)

Small-Mid Cap Value
Shares sold	288,133	665,147	$3,448,903	$7,254,818

Shares issued in reinvestment of dividends and distributions	4,272,663	432,694	46,119,513	4,570,365

Shares redeemed	(8,771,559)	(20,952,658)	(107,174,870)	(230,846,213)

Net decrease	(4,210,763)	(19,854,817)	$(57,606,454)	$(219,021,030)

Small-Mid Cap Growth
Shares sold	323,787	390,483	$3,870,351	$5,111,187

Shares issued in reinvestment of dividends and distributions	6,357,637	10,757,449	66,850,692	127,015,197

Shares redeemed	(7,448,847)	(17,688,160)	(91,549,103)	(250,793,852)

Net decrease	(767,423)	(6,540,228)	$(20,828,060)	$(118,667,468)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Multi-Asset Real Return*
Shares sold	75,488,029	2,282,689	$656,495,710	$19,059,123

Shares issued in reinvestment of dividends	2,761,825	4,253,554	23,613,602	34,377,414

Shares redeemed	(53,653,971)	(46,031,776)	(455,406,870)	(398,409,156)

Net increase (decrease)	24,595,883	(39,495,533)	$224,702,442	$(344,972,619)

Volatility Management
Shares sold	5,125,145	155,932,553	$55,374,191	$1,602,855,376

Shares issued in reinvestment of dividends and distributions	1,827,801	3,047,597	18,808,069	30,506,445

Shares redeemed	(32,121,859)	(21,727,365)	(352,233,093)	(223,001,565)

Net increase (decrease)	(25,168,913)	137,252,785	$(278,050,833)	$1,410,360,256

*	Consolidated (see Note A).

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

U.S. Value	2013	2012
Distributions paid from:
Ordinary income	$28,758,993	$42,821,254

Total distributions paid	$28,758,993	$42,821,254

U.S. Large Cap Growth	2013	2012
Distributions paid from:
Ordinary income	$7,762,452	$20,454,820

Total distributions paid	$7,762,452	$20,454,820

International Value	2013	2012
Distributions paid from:
Ordinary income	$20,003,192	$18,401,328

Total distributions paid	$20,003,192	$18,401,328

International Growth	2013	2012
Distributions paid from:
Ordinary income	$7,559,047	$17,085,762

Total distributions paid	$7,559,047	$17,085,762

Short Duration Bond	2013	2012
Distributions paid from:
Ordinary income	$15,257,868	$15,303,830

Total distributions paid	$15,257,868	$15,303,830

Global Core Bond	2013	2012
Distributions paid from:
Ordinary income	$50,404,270	$50,664,246
Long-term capital gains	22,691,490	21,335,294

Total distributions paid	$73,095,760	$71,999,540

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection	2013		2012
Distributions paid from:
Ordinary income	$35,540,077		$43,265,419
Long-term capital gains	11,914,777		12,914,162

Total distributions paid	$47,454,854		$56,179,581

High-Yield	2013		2012
Distributions paid from:
Ordinary income	$31,454,782		$29,996,780

Total distributions paid	$31,454,782		$29,996,780

Small-Mid Cap Value	2013		2012
Distributions paid from:
Ordinary income	$7,681,134		$4,570,365
Long-term capital gains	38,438,378		– 0	–

Total distributions paid	$46,119,512		$4,570,365

Small-Mid Cap Growth	2013		2012
Distributions paid from:
Ordinary income	$2,248,378		$2,298,494
Long-term capital gains	64,602,314		124,716,703

Total distributions paid	66,850,692		$127,015,197

Multi-Asset Real Return	2013		2012
Distributions paid from:
Ordinary income	$23,613,602		$34,377,414

Total distributions paid	$23,613,602		$34,377,414

Volatility Management	2013		2012
Distributions paid from:
Ordinary income	$18,808,069		$9,572,404
Long-term capital gains	– 0	–	20,934,041

Total distributions paid	$18,808,069		$30,506,445

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
U.S. Value	$6,252,610	$	– 0	–	$(476,572,291)		$196,957,616	$(273,362,065)
U.S. Large Cap Growth	2,580,346		65,417,284		– 0	–	285,245,250	353,242,880
International Value	56,162,020		– 0	–	(524,026,606)		66,216,895	(401,647,691)
International Growth	11,474,048		– 0	–	(414,496,400)		69,448,704	(333,573,648)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Short Duration Bond	$380,609	$	– 0	–	$(71,394,664)		$(6,494,370)	$(77,508,425)
Global Core Bond	11,200,074		1,794,483		(1,965,515)		(2,081,995)	8,947,047
Bond Inflation Protection	12,755,573		21,065,131		– 0	–	(8,824,802)	24,995,902
High-Yield	5,206,476		– 0	–	(25,245,503)		10,380,217	(9,658,810)
Small-Mid Cap Value	6,655,541		28,231,327		– 0	–	59,146,295	94,033,163
Small-Mid Cap Growth	680,573		50,847,787		– 0	–	90,780,225	142,308,585
Multi-Asset Real Return	16,805,582		– 0	–	(245,558,706)		(87,583,355)	(316,336,479)
Volatility Management	60,491,742		31,590,633		– 0	–	100,325,534	192,407,909

(a)

During the fiscal year ended August 31, 2013, U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Portfolio, High Yield Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $153,410,924, $37,256,692, $117,896, $3,231,858, $589,495, $14,208,530 and $12,530,305, respectively, to offset current year net realized gains. At August 31, 2013, Global Core Bond Portfolio deferred $1,965,515 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Multi-Asset Real Return Portfolio elected to defer $3,885,671, of post-October short-term capital losses that are deemed to arise on September 1, 2013. Additionally, as of August 31, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, and the tax treatment of earnings from a whollyowned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary, and the tax treatment of post August 17, 2012 French Withholding tax on dividends.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

As of August 31, 2013, the Pooling Portfolios had net capital loss carryforwards of which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount		Expiration
U.S. Value	$476,572,291		n/a		2018
International Value	51,400,581		n/a		2017
International Value	325,801,637		n/a		2018
International Value	31,645,525		$115,178,863		No expiration
International Growth	45,345,293		n/a		2017
International Growth	302,930,744		n/a		2018
International Growth	66,220,363		n/a		No expiration
Short Duration Bond	529,195		n/a		2014
Short Duration Bond	3,562,331		n/a		2015
Short Duration Bond	1,756,801		n/a		2016
Short Duration Bond	19,308,695		n/a		2017
Short Duration Bond	11,669,892		n/a		2018
Short Duration Bond	8,417,896		n/a		2019
Short Duration Bond	3,225,906		22,923,948		No expiration
Global Core Bond	– 0	–	– 0	–	n/a
Bond Inflation Protection	– 0	–	– 0	–	n/a
High Yield	25,245,503		n/a		2018
Small-Mid Cap Value	– 0	–	– 0	–	n/a
Small-Mid Cap Growth	– 0	–	– 0	–	n/a
Multi-Asset Real Return	241,673,035		n/a		2018

During the current fiscal year, all Pooling Portfolios (except U.S. Value) had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to reclassifications of foreign currency and consent fees, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of swaps and partnership investments, paydown gain/loss reclassifications, the realization for tax purposes of gains/losses on certain derivative instruments, the redesignation of dividends, and the tax treatment of earnings from a wholly-owned subsidiary—is reflected as an adjustment to the components of capital as of August 31, 2013 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
U.S. Value	$	– 0	–	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		(1,158,768)			1,158,768
International Value		– 0	–		20,136,893			(20,136,893)
International Growth		– 0	–		(7,493,802)			7,493,802
Short Duration Bond		– 0	–		4,500,582			(4,500,582)
Global Core Bond		– 0	–		1,186,623			(1,186,623)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

Notes to Financial Statements

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
Bond Inflation Protection	$	– 0	–	$1,272,347	$(1,272,347)
High-Yield		– 0	–	1,048,789	(1,048,789)
Small-Mid Cap Value		– 0	–	(7,555)	7,555
Small-Mid Cap Growth		– 0	–	174,573	(174,573)
Multi-Asset Real Return		(30,116,172)		8,262,004	21,854,168
Volatility Management		(13,671)		19,585,697	(19,572,026)

NOTE H

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.73	$ 7.97	$ 7.18	$ 7.22	$ 9.27

Income From Investment Operations
Net investment income(a)	.24	.23	.18	.16	.21
Net realized and unrealized gain (loss) on investment transactions	2.23	.76	.77	(.03)	(2.03)

Net increase (decrease) in net asset value from operations	2.47	.99	.95	.13	(1.82)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.23)	(.16)	(.17)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)

Total dividends and distributions	(.24)	(.23)	(.16)	(.17)	(.23)

Net asset value, end of period	$ 10.96	$ 8.73	$ 7.97	$ 7.18	$ 7.22

Total Return
Total investment return based on net asset value(c)	28.67	%*	12.75	%*	13.21%	1.64%	(19.36)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,113	$1,173	$1,943	$1,938	$2,091
Ratio to average net assets of:
Expenses	.02%	.02%	.01	%+	.01%	.02%
Net investment income	2.44%	2.75%	2.14	%+	2.09%	3.23%
Portfolio turnover rate	53%	40%	65%	73%	59%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Large Cap Growth
	Year Ended August 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 12.30	$ 10.66	$ 8.94		$ 9.25	$ 11.08

Income From Investment Operations
Net investment income(a)	.12	.12	.12		.11	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20	1.67	1.70		(.31)	(1.83)

Net increase (decrease) in net asset value from operations	2.32	1.79	1.82		(.20)	(1.72)

Less: Dividends
Dividends from net investment income	(.09)	(.15)	(.10)		(.11)	(.11)

Net asset value, end of period	$ 14.53	$ 12.30	$ 10.66		$ 8.94	$ 9.25

Total Return
Total investment return based on net asset value(c)	18.92%	16.99%*	20.35	%*	(2.23)%*	(15.41)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,123	$1,173	$1,953		$1,924	$2,078
Ratio to average net assets of:
Expenses	.02%	.02%	.02	%+	.01%	.02%
Net investment income	.87%	1.10%	1.09	%+	1.13%	1.40%
Portfolio turnover rate	57%	85%	91%		81%	108%

See footnote summary on page 345.

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 6.39		$ 6.98		$ 6.93		$ 7.50		$ 10.37

Income From Investment Operations
Net investment income(a)	.23		.23		.24		.21		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98		(.70)		.13		(.60)		(2.55)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.21		(.47)		.37		(.39)		(2.32)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.12)		(.32)		(.18)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.36)

Total dividends and distributions	(.14)		(.12)		(.32)		(.18)		(.55)

Net asset value, end of period	$ 7.46		$ 6.39		$ 6.98		$ 6.93		$ 7.50

Total Return
Total investment return based on net asset value(c)	19.15%		(6.69)%		4.82%		(5.15)%		(20.71)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$947		$986		$984		$1,013		$1,127
Ratio to average net assets of:
Expenses	.05%		.04%		.04	%+	.04%		.06%
Net investment income	3.16%		3.56%		3.00	%+	2.70%		3.56%
Portfolio turnover rate	58%		61%		58%		60%		56%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 7.54	$ 8.27	$ 8.18	$ 8.12	$ 11.27

Income From Investment Operations
Net investment income(a)	.20	.18	.19	.19	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	(.78)	.26	.16	(3.11)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.79	(.60)	.45	.35	(2.88)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.13)	(.36)	(.29)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)

Total dividends and distributions	(.06)	(.13)	(.36)	(.29)	(.27)

Net asset value, end of period	$ 8.27	$ 7.54	$ 8.27	$ 8.18	$ 8.12

Total Return
Total investment return based on net asset value(c)	10.53%	(7.19)%	5.15%	4.20%	(25.32)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$941	$999	$1,022	$1,037	$1,078
Ratio to average net assets of:
Expenses	.04%	.04%	.04	%+	.03%	.05%
Net investment income	2.40%	2.36%	2.15	%+	2.27%	3.19%
Portfolio turnover rate	55%	93%	73%	119%	111%

See footnote summary on page 345.

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,
	2013	2012		2011	2010	2009

Net asset value, beginning of period	$ 9.56	$ 9.59		$ 9.56	$ 9.26	$ 9.37

Income From Investment Operations
Net investment income(a)	.09	.12		.17	.25	.36
Net realized and unrealized gain (loss) on investment transactions	(.08)	– 0	–	.05	.32	(.08)

Net increase in net asset value from operations	.01	.12		.22	.57	.28

Less: Dividends
Dividends from net investment income	(.15)	(.15)		(.19)	(.27)	(.39)

Net asset value, end of period	$ 9.42	$ 9.56		$ 9.59	$ 9.56	$ 9.26

Total Return
Total investment return based on net asset value(c)	.14%*	1.24%		2.36%	6.26%	3.14%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$936	$933		$1,286	$1,218	$1,108
Ratio to average net assets of:
Expenses(d)	.03%	.03%		.05%+	.12%	.04%
Net investment income	.94%	1.26%		1.75%+	2.64%	4.06%
Portfolio turnover rate	114%	129%		88%	130%	153%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.00	$ 10.88	$ 10.78	$ 9.98	$ 9.70

Income From Investment Operations
Net investment income(a)	.29	.33	.41	.45	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.40	.15	.80	.33

Net increase (decrease) in net asset value from operations	(.09)	.73	.56	1.25	.84

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.34)	(.43)	(.45)	(.56)
Distributions from net realized gain on investment transactions	(.36)	(.27)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.73)	(.61)	(.46)	(.45)	(.56)

Net asset value, end of period	$ 10.18	$ 11.00	$ 10.88	$ 10.78	$ 9.98

Total Return
Total investment return based on net asset value(b)	(.94	) %*	6.98	%†	5.38%	12.84%	9.26%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,041	$1,124	$1,307	$1,353	$1,281
Ratio to average net assets of:
Expenses(d)	.03%	.03%	.03	%+	.13%	.04%
Net investment income	2.77%	2.99%	3.87	%+	4.38%	5.47%
Portfolio turnover rate	116%	163%	114%	94%	108%

See footnote summary on page 345.

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.22	$ 11.46	$ 10.70	$ 9.91	$ 10.74

Income From Investment Operations
Net investment income(a)	.32	.38	.68	.34	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	.32	.40	.58	(.19)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(.37)	.70	1.08	.92	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.72)	(.32)	(.13)	(.68)
Distributions from net realized gain on investment transactions	(.18)	(.22)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.94)	(.32)	(.13)	(.68)

Net asset value, end of period	$ 10.15	$ 11.22	$ 11.46	$ 10.70	$ 9.91

Total Return
Total investment return based on net asset value(c)	(3.70)%	6.59%	10.28%	9.31%	(.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$753,515	$792,721	$712,731	$667,764	$586,321
Ratio to average net assets of:
Expenses(d)	.13%	.11%	.12	%+	.07%	.04%
Net investment income	3.00%	3.44%	6.21	%+	3.25%	.44%
Portfolio turnover rate	49%	52%	39%	21%	20%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.31	$ 9.71	$ 9.85	$ 8.51	$ 8.87

Income From Investment Operations
Net investment income(a)	.75	.76	.87	.89	.81
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.53	(.08)	1.33	(.38)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase in net asset value from operations	.93	1.29	.79	2.22	.43

Less: Dividends
Dividends from net investment income	(.86)	(.69)	(.93)	(.88)	(.79)

Net asset value, end of period	$ 10.38	$ 10.31	$ 9.71	$ 9.85	$ 8.51

Total Return
Total investment return based on net asset value(c)	9.24%	13.95%	8.07%	27.01%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$366,553	$397,208	$482,423	$487,751	$463,400
Ratio to average net assets of:
Expenses(d)	.09%	.07%	.07	%+	.05%	.06%
Net investment income	7.15%	7.87%	8.53	%+	9.29%	11.13%
Portfolio turnover rate	63%	57%	55%	34%	40%

See footnote summary on page 345.

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.72	$ 10.38	$ 9.08	$ 8.10	$ 11.19

Income From Investment Operations
Net investment income(a)	.18	.16	.15	.11	.14
Net realized and unrealized gain (loss) on investment transactions	2.94	1.30	1.30	.99	(2.34)

Net increase (decrease) in net asset value from operations	3.12	1.46	1.45	1.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.12)	(.15)	(.12)	(.14)
Distributions from net realized gain on investment transactions	(1.49)	– 0	–	– 0	–	– 0	–	(.75)

Total dividends and distributions	(1.75)	(.12)	(.15)	(.12)	(.89)

Net asset value, end of period	$ 13.09	$ 11.72	$ 10.38	$ 9.08	$ 8.10

Total Return
Total investment return based on net asset value(c)	29.94%	14.21%	15.84%	13.56%	(16.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$311,954	$328,749	$497,049	$500,525	$553,145
Ratio to average net assets of:
Expenses	.06%	.05%	.04	%+	.04%	.04%
Net investment income	1.48%	1.47%	1.36	%+	1.20%	2.00%
Portfolio turnover rate	49%	52%	65%	54%	60%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.23	$ 16.09	$ 11.77	$ 10.18	$ 12.62

Income From Investment Operations
Net investment income(a)	.09	.08	.07	.05	.04
Net realized and unrealized gain (loss) on investment transactions	2.62	2.15	4.32	1.59	(2.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.71	2.23	4.39	1.64	(2.40)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.07)	(.05)	(.04)
Distributions from net realized gain on investment transactions	(2.69)	(5.00)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.78)	(5.09)	(.07)	(.05)	(.04)

Net asset value, end of period	$ 13.16	$ 13.23	$ 16.09	$ 11.77	$ 10.18

Total Return
Total investment return based on net asset value(c)	25.85	%*	17.77	%*	37.31	%*	16.13%	(18.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$316,708	$328,634	$504,936	$520,593	$548,279
Ratio to average net assets of:
Expenses	.06%	.06%	.04	%+	.04%	.05%
Net investment income	.70%	.55%	.43	%+	.46%	.49%
Portfolio turnover rate	72%	68%	75%	91%	107%

See footnote summary on page 345.

342	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Year Ended August 31,
2013**	2012**	2011**	2010	2009

Net asset value, beginning of period	$ 8.67	$ 9.13	$ 8.57	$ 7.68	$ 9.56

Income From Investment Operations
Net investment income(a)	.17	.18	.24	.28	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.25)	1.06	.83	(2.11)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	(.07)	1.30	1.11	(1.83)

Less: Dividends
Dividends from net investment income	(.28)	(.39)	(.74)	(.22)	(.05)

Net asset value, end of period	$ 8.25	$ 8.67	$ 9.13	$ 8.57	$ 7.68

Total Return
Total investment return based on net asset value(c)	(1.69)%	(.45	)%*	15.42%	14.68%	(19.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$724,226	$547,929	$937,281	$925,042	$994,537
Ratio to average net assets of:
Expenses	.06%	.06%	.05	%+	.03%	.05%
Net investment income	1.89%	2.11%	2.52	%+	3.43%	4.46%
Portfolio turnover rate	126%	110%	156%	57%	76%

See footnote summary on page 345.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Volatility Management
Year Ended August 31,	April 16, 2010(e) to August 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 10.24	$ 10.27	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)	.15	.07	.09	(f)	.04	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	.24	1.36	(.73)

Net increase (decrease) in net asset value from operations	1.26	.31	1.45	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.06)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.41)	– 0	–

Total dividends and distributions	(.12)	(.34)	(.49)	– 0	–

Net asset value, end of period	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Total Return
Total investment return based on net asset value(c)	12.40%	3.10%	15.61%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,590	$1,688	$284	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.04%	.15	%+	.15	%+ ^
Expenses, before waivers/reimbursements	.05%	.04%	.16	%+	.21	%+^
Net investment income	1.40%	.68%	.88	%+(f)	1.06	%+^(f)
Portfolio turnover rate	80%	130%	81%	51%

See footnote summary on page 345.

344	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Year Ended August 31,
	2013	2012	2011		2010	2009
Short Duration Bond Portfolio
Expenses	.03%	.03%	.03	%+	.02%	.03%
Global Core Bond Portfolio
Expenses	.03%	.03%	.02	%+	.02%	.03%
Bond Inflation Protection Portfolio
Expenses	.04%	.04%	.04	%+	.04%	.04%
High-Yield Portfolio
Expenses	.09%	.07%	.07	%+	.05%	.06%

(e)	Commencement of operations.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the years ended August 31, 2013 and August 31, 2012 by 0.08% and 0.01%, respectively, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01%, and 0.01%, respectively, Short Duration Bond Portfolio for the year ended August 31, 2013 by 0.02%, Global Core Bond for the year ended August 31, 2013 by 0.01%, Small-Mid Cap Growth Portfolio for the years ended August 31, 2013, August 31, 2012 and August 31, 2011 by 0.14%, 0.01% and 0.01%, respectively and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012, (see note B).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	345

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AllianceBernstein Pooling Portfolios (comprising, respectively, the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio) (the “Fund”), as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended (the three years in the period then ended and the period of April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the statement of cash flows for the year then ended for AllianceBernstein Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

346	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AllianceBernstein Pooling Portfolios at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended (the three years in the period then ended and for the period April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the cash flows (for AllianceBernstein Bond Inflation Protection Portfolio) for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2013

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	347

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2013. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
U.S. Value Portfolio	84.92%	0.00%
U.S. Large Cap Growth Portfolio	89.10%	0.00%
International Value Portfolio	0.00%	0.00%
International Growth Portfolio	0.00%	0.00%
Short Duration Bond Portfolio	0.00%	95.01%
Global Core Bond Portfolio	0.00%	44.49%
Bond Inflation Protection Portfolio	0.00%	77.10%
High-Yield Portfolio	1.86%	60.71%
Small-Mid Cap Value Portfolio	43.37%	0.00%
Small-Mid Cap Growth Portfolio	86.63%	0.00%
Multi-Asset Real Return Portfolio	7.87%	0.86%
Volatility Management	20.19%	5.87%

For the taxable year ended August 31, 2013, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
U.S. Value Portfolio	$26,464,509
U.S. Large Cap Growth Portfolio	9,206,683
International Value Portfolio	20,755,141
International Growth Portfolio	14,139,552
Short Duration Bond Portfolio	– 0	–
Global Core Bond Portfolio	– 0	–
Bond Inflation Protection Portfolio	– 0	–
High-Yield Portfolio	674,877
Small-Mid Cap Value Portfolio	3,477,415
Small-Mid Cap Growth Portfolio	2,169,482
Multi-Asset Real Return Portfolio	6,725,427
Volatility Management	16,853,503

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

348	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

2013 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

Sharon E. Fay, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Wen-Tse Tseng, Vice President

Jean-Francois Van de Walle, Vice

President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	349

Trustees

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Jonathan E. Ruff is the senior most member of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko, Mr. Laurent Saltiel and Mr. Jean-Francois Van de Walle are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

350	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	351

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 81 (2005)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2005)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

352	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	353

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

354	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago office tax department. He is a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	355

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

356	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	357

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Takeo Aso 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Frank V. Caruso 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Sergey Davalchenko 38	Vice President	Vice President of the Adviser,** with which he has been associated since January 2011. In early 2012, he also became a Portfolio Manager for Emerging Markets Growth. Previously, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Prior thereto, he was associated with Fenician Capital Management since prior to 2008.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Jon P. Denfeld 43	Vice President	Vice President of the Adviser,** since May 2008. Prior thereto, he was a Senior U.S. Portfolio Manager for UBS Global Asset Management since prior to 2008.

Scott A. DiMaggio 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Gershon M. Distenfeld 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

358	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Vincent C. DuPont 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Sharon E. Fay 53	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2008.

John H. Fogarty 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Rajen B. Jadav 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

N. Kumar Kirpalani 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Samantha S. Lau 41	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2008.

Avi Lavi 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

James W. MacGregor 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Alison M. Martier 56	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2008.

Christopher W. Marx 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Michael L. Mon 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Joseph G. Paul 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	359

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Gregory L. Powell 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Jonathan E. Ruff 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Laurent Saltiel 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2008.

Ashish C. Shah 43	Vice President	Senior Vice President and Head of Global Credit of the Adviser since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2008.

Matthew S. Sheridan 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Kevin F. Simms 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Wen-Tse Tseng 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Jean-Francois Van de Walle 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Andrew J. Weiner 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Greg J. Wilensky 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

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Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the equity portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”):

•	AllianceBernstein U.S. Value Portfolio

•	AllianceBernstein U.S. Large Cap Growth Portfolio

•	AllianceBernstein Multi-Asset Real Return Portfolio (formerly named AllianceBernstein Global Real Estate Investment Portfolio)

•	AllianceBernstein International Value Portfolio

•	AllianceBernstein International Growth Portfolio

•	AllianceBernstein Small-Mid Cap Value Portfolio

•	AllianceBernstein Small-Mid Cap Growth Portfolio

•	AllianceBernstein Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

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The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date, they had approved reimbursements from AllianceBernstein Volatility Management Portfolio and had not approved requests for reimbursements in respect of the other Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	363

activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor

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and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more securities indices, in each case for the 1-, 3- and 5-year periods, as applicable, ended February 28, 2013 and (in the case of comparisons with certain indices) the period since inception.

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Russell 1000 Value Index in all periods. Based on their review, the trustees concluded that the Portfolio’s performance in the 1-year period was acceptable. The trustees determined to continue to monitor the Portfolio’s performance closely.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Russell 1000 Growth Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s performance in the 1-year period was acceptable.

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AllianceBernstein Multi-Asset Real Return Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “MSCI AC World Commodity Index”) in the 1-, 3- and 5-year periods and lagged that index in the period since inception. The Portfolio lagged the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate Index in all periods. The trustees also noted that at their September 2010 meeting they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Commodity Index, and a name change to AllianceBernstein Multi-Asset Real Return Portfolio from AllianceBernstein Global Real Estate Investment Portfolio, effective December 31, 2010. As a result, the trustees gave less weight to the Portfolio’s investment performance prior to December 2010. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. (the Portfolio’s index since January 1, 2012) and the MSCI Europe, Australasia and Far East Index (Net) in all periods.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value investing was out of favor but would over time result in outperformance by the Portfolio. The trustees continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that

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they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex U.S. (the Portfolio’s primary index since January 1, 2012), and the MSCI AC World Index ex U.S. Growth (the Portfolio’s secondary index since January 1, 2012), and the MSCI Europe,
Australasia and Far East Index (Net), the Portfolio’s prior index, in all periods.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. The trustees continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Russell 2500 Value Index (the “Index”) in the 1- and 3-year periods and outperformed the Index in the 5-year period and in the period since inception. Based on their review, the trustees concluded that the Portfolio’s performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	367

Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Russell 2500 Growth Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio (April 2010 inception) was in the 4th quintile of the Performance Group and the Performance Universe in the 1-year period. The Portfolio lagged the Morgan Stanley Capital International All Country World Index in the 1-year period and the period since inception. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the Pooling Investors.

In considering the fee arrangements (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds, noting, in the case of AllianceBernstein Volatility Management Portfolio, that, in addition to requiring equity management capabilities, the Portfolio also required continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income.

Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

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The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees noted that each of AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio may invest in shares of exchange-traded funds (“ETFs”). The trustees noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The trustees concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

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The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees also noted that AllianceBernstein Volatility Management Portfolio’s non-advisory expense ratio was currently lower than its cap. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios(the “Trust” or the “Pooling Portfolios”)with respect to the following Portfolios:2

Short Duration Bond Portfolio

Global Core Bond Portfolio3

Bond Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement wasprepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to theTrustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	Effective December 31, 2011, Intermediate Duration Bond Portfolio changed its name to Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions.

The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc. – AllianceBernstein Retirement Strategies (“Retirement Strategies”)5 certain series of The AllianceBernstein Portfolios – AllianceBernstein Wealth Strategies (“Wealth Strategies”)6, and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional

4	Jones v. Harris at 1427.

5

Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. AllianceBernstein Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 Billion	Next $2.5 Billion	In excess of $5 Billion
Retirement Strategies:
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies:
2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies:
2000, 2005, 2010	0.55%	0.45%	0.40%

The AllianceBernstein Portfolios—Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Conservative Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	373

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2011:

Portfolios	Total Expense Ratio[7]
Age-Based Education Strategies[8]
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%

7	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

8	For all Age-Based Education Strategies held by Rhode Island resident accounts, which account for 5.22% of all accounts and 4.06% in terms of net assets as of September 30, 2012, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

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Portfolios	Total Expense Ratio[7]
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2012 are set forth below:

Portfolio	09/30/2012 Net Assets ($MM)
Short Duration Bond Portfolio	$934.1
Global Core Bond Portfolio	$1,125.3
Bond Inflation Protected Securities Portfolio	$794.8
High-Yield Portfolio	$399.3

Set forth below are the most recent semi-annual total expense ratios of the Portfolios. The Portfolio’s fiscal yearend of is August 31.

Portfolio	02/28/12 Total Expense Ratio (%)[9]
Short Duration Bond Portfolio	0.03%
Global Core Bond Portfolio	0.03%
Bond Inflation Protected Securities Portfolio	0.04%
High-Yield Portfolio	0.07%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel,

9	Annualized.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	375

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company maybe more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2012 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.11

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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Portfolio	Portfolio Net Assets 09/30/12 ($MM)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[12]	$934.1	Low Duration 30bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.128%

Global Core Bond Portfolio	$1,125.3	Global Fixed Income 45bp on the first $30 million 23bp on the balance Minimum Account Size: $25m	0.236%

Bond Inflation Protected Securities Portfolio	$794.8	TIPS Plus 50bp on the first $30 million 20bp on the balance Minimum Account Size: $25m	0.259%

High-Yield Portfolio	$399.3	U.S. High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.375%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Global Core Bond Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

12	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	377

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Bond Inflation Protected Securities Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Short Duration Plus Portfolio of the SCB Fund has a somewhat similar investment style as Short Duration Bond Portfolio and its advisory fee schedule is set forth below. Also presented is what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedule been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.440%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as Global Core Bond Portfolio:

Portfolio	Luxembourg Fund	Fee
Global Core Bond Portfolio	Global Bond Class A Class I (Institutional)	1.10% 0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as certain Portfolios are set forth below:

Portfolio	ITM Mutual Fund	Fee
Global Core Bond Portfolio	Global Income Fund	0.75%

	Global Bond Fund	0.54%
	Global Bond Fund 1

	Global Bond Fund 2, 3	0.45%

High-Yield Portfolio	High Yield Open Fund	1.00%

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The Adviser provides sub-advisory services to investment companies managed by other fund families. Set forth below is the sub-advisory relationship that has a somewhat similar investment style as Global Core Bond Portfolio. Also shown are the advisory fee schedule of the sub-advised fund and the effective management fee13 of the sub-advisory relationship based on Global Core Bond Portfolio’s September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Management Fee (%)
Global Core Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

As stated previously, the Adviser is paid an advisory fee by the institutional clients that invest in the Pooling Portfolios. The fee paid by those Institutional Clients covers a blend of investment services, including equity and fixed income, and is higher than the fee charged to a typical fixed income retail mutual fund managed by the Adviser because of the additional non-fixed income services received by those institutional clients. However, even if the investment services provided to those institutional clients were only fixed income, the advisory fees charged to the Institutional Clients would appear to be higher than the fee charged to the a sub-advisory relationship due to various factors, including differences in terms of the service provided, risks involved and other competitive factors.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies dated July 19, 2012. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion,

13	Management fee equals advisory fee plus administrative fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	379

referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, provided additional information for expense and performance comparisons. Lipper compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.14,15 Lipper’s analysis included the Portfolios’ rankings16 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).17

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group,

14	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

17	Note that there are limitations on expense category data because different funds categorize expenses differently.

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consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.18 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)[20]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.023	0.041	2/13	0.065	2/51
Global Core Bond Portfolio	0.023	0.087	1/10	0.105	1/21
Bond Inflation Protected Securities Portfolio	0.038	0.052	2/13	0.058	4/23
High-Yield Portfolio	0.053	0.063	4/16	0.063	26/79

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased during the calendar year 2011, relative to 2010.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

18

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed total expense ratio.

20	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	381

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

382	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $419 billion as of September 30, 2012, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2012.25

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	1.29	3.20	2.70	13/13	50/50
3 year	3.57	4.41	4.35	13/13	35/45
5 year	2.53	3.91	3.90	10/10	30/35

Global Core Bond Portfolio3
1 year	7.93	3.75	4.20	3/10	4/21
3 year	8.85	7.82	9.13	4/10	10/18
5 year	7.79	7.55	7.66	3/8	7/15

Bond Inflation Protected Securities Portfolio
1 year	5.51	9.56	9.56	10/13	17/21
3 year	8.93	10.23	10.32	10/12	16/18
5 year	7.64	8.63	8.44	10/11	15/17

High-Yield Portfolio
1 year	7.19	6.92	7.41	6/16	42/78
3 year	16.83	14.90	14.30	2/15	5/71
5 year	10.40	8.82	8.87	1/14	3/56

24	The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

25	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	383

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.27

	Periods Ending July 31, 2012 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	1.24	3.49	2.46	2.92	1.93	0.75	5
BofA Merrill Lynch 1-3 Yr. Treasury Index	0.76	1.64	3.14	3.32	1.61	1.60	5
Inception Date: May 20, 2005

Global Core Bond Portfolio	7.90	8.76	7.72	6.46	4.61	1.42	5
Barclays Capital Global Aggregate Bond Index (Hedged)[28]	6.94	5.46	5.75	4.97	2.79	1.71	5
Barclays Capital U.S. Aggregate Bond Index
Inception Date: May 20, 2005

Bond Inflation Protected Securities Portfolio	5.38	8.84	7.57	6.14	6.21	1.07	5
Barclays Capital 1-10 Yr. TIPS Index	4.84	7.64	6.84	5.67	6.05	0.97	5
Inception Date: May 20, 2005

High-Yield Portfolio	7.11	16.76	10.33	8.96	14.15	0.70	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	8.00	14.68	9.81	8.95	13.83	0.67	5
Inception Date: May 20, 2005

26	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

27	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

28	Prior to December 31, 2012, the Portfolio’s benchmark was the Barclays Capital U.S. Aggregate Bond Index.

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CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	385

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

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which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $58,181 (0.004% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	387

The Adviser is compensated by the institutional clients, which include AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

388	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 Billion	Next $2.5 Billion	In excess of $5 Billion
Retirement Strategies:
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies:
2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies:
2000, 2005, 2010	0.55%	0.45%	0.40%

AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy[8]	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:9

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

8	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

9	The Board of Directors of the SCB Fund approved the renewal of the investment advisory agreement of the SCB Overlay Portfolios on October 25, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	389

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2012.

Portfolios	Total Expense Ratio[10]
Age-Based Education Strategies
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%

10	The total expense ratios do not include an annual distribution fee of up to1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

390	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolios	Total Expense Ratio[10]
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Educational Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2013 are as follows:

Portfolio	Net Assets 3/31/13 ($MM)
U.S. Value Portfolio	$1,182.6
U.S. Large Cap Growth Portfolio	$1,185.3
Multi-Asset Real Return Portfolio	$1,048.7
International Value Portfolio	$ 983.1
International Growth Portfolio	$ 988.9
Small-Mid Cap Value Portfolio	$ 335.7
Small-Mid Cap Growth Portfolio	$ 333.9
Volatility Management Portfolio	$1,683.5

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio	August 31	0.06%
International Value Portfolio	August 31	0.04%
International Growth Portfolio	August 31	0.04%
Small-Mid Cap Value Portfolio	August 31	0.05%
Small-Mid Cap Growth Portfolio	August 31	0.06%

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio	0.15%	0.04%	August 31

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	391

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although, as previously mentioned, with respect to Volatility Management Portfolio, the Adviser is reimbursed for providing such services. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have

11	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

392	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2013 net assets, although the Portfolios are not charged an advisory fee by the Adviser.12

Portfolio	Portfolio Net Assets 03/31/13 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$1,182.6	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.274%

U.S. Large Cap Growth Portfolio	$1,185.3	Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.277%

Multi-Asset Real Return Portfolio	$1,048.7	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $75 m	0.550%

International Value Portfolio	$983.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.420%

International Growth Portfolio	$988.9	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.470%

Small-Mid Cap Value Portfolio	$335.7	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.610%

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	393

Portfolio	Portfolio Net Assets 03/31/13 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
Small-Mid Cap Growth Portfolio	$333.9	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.610%

Volatility Management Portfolio	$1,683.5	Volatility Management13 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.457%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2013 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	AllianceBernstein Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

13	For stand-alone investment only.

394	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

Volatility Management Portfolio	N/A	N/A	N/A

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar style as International Value Portfolio and International Growth Portfolio. The advisory fee schedules of SCB Fund—International Portfolio is set forth in the table below.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio / International Growth Portfolio[14]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter	0.875%

		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

14	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	395

Portfolio	Luxembourg Fund	Fee[15]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2013 net assets.16

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.275%

	Client #2	AB Sub-Advisory Fee Schedule: 0.30% of average daily net assets	0.300%

U.S. Large Cap Growth Portfolio	Client #3	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.258%

Multi-Asset Real Return Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.35% on the first $250 million 0.25% on the next $40 million 0.23% on the balance	0.263%

15	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

396	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
International Value Portfolio	Client #5	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.487%

	Client #7	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.549%

	Client #8	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.601%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	397

the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.17 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.18,19 Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).20,21

17	Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 4, 2012.

18

As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

19	As described on page 18, because the Portfolios are offered only to other investment compa-nies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	There are limitations in expense category data because different funds categorize expenses differently.

398	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.22 The result of Lipper’s analysis is set forth in the table below:

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.022	0.039	1/12	0.069	2/39
U.S. Large Cap Growth Portfolio	0.022	0.031	3/12	0.067	8/114
Multi-Asset Real Return Portfolio	0.058	0.060	4/13	0.113	10/44
International Value Portfolio	0.045	0.080	1/10	0.109	3/32
International Growth Portfolio	0.044	0.062	4/15	0.108	8/56
Small-Mid Cap Value Portfolio	0.053	0.072	5/16	0.074	12/38
Small-Mid Cap Growth Portfolio	0.057	0.064	7/19	0.065	29/70
Volatility Management Portfolio	0.041	0.113	1/15	0.114	5/45

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the

22	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	399

Pooling Portfolios increased with the exception of U.S. Value Portfolio, U.S. Large Cap Portfolio and International Value Portfolio during calendar year 2012, relative to 2011.

Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

400	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 year) gross performance returns and rankings of the Portfolios26 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended February 28, 2013.28,29

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	14.81	14.88	14.81	7/12	20/39
3 year	10.92	12.99	12.92	9/12	27/36
5 year	1.93	4.18	4.77	10/10	27/29

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns of the Portfolios shown were provided by Lipper.

27	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

28	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

29	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	401

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Large Cap Growth Portfolio
1 year	9.83	10.26	8.98	8/12	42/112
3 year	11.25	13.24	12.96	10/11	76/93
5 year	4.54	6.97	6.17	9/10	55/77

Multi-Asset Real Return Portfolio[30]
1 year	0.77	7.53	7.91	13/13	38/43
3 year	8.16	8.80	9.34	7/11	18/29
5 year	0.16	4.12	3.98	10/10	19/19

International Value Portfolio
1 year	2.39	6.08	7.11	5/5	12/12
3 year	2.06	5.58	5.59	5/5	12/12
5 year	-5.60	-1.77	-1.67	5/5	10/10

International Growth Portfolio
1 year	3.23	8.86	9.99	15/15	50/54
3 year	1.62	8.40	9.21	14/14	49/50
5 year	-6.01	0.55	1.01	14/14	39/39

Small-Mid Cap Value Portfolio
1 year	18.13	16.78	17.12	6/16	15/38
3 year	14.15	15.80	15.73	11/14	21/29
5 year	8.61	8.40	8.48	4/12	9/25

Small-Mid Cap Growth Portfolio
1 year	9.80	8.88	10.01	7/19	38/70
3 year	22.65	13.78	16.10	1/19	2/64
5 year	12.40	5.63	7.28	1/16	2/51

Volatility Management Portfolio
1 year	4.74	6.22	7.52	12/15	35/44

30	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

402	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.31 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Periods Ended February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception[33] (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	14.79	10.91	1.91	3.13	21.01	0.18	5
Russell 1000 Value Index	17.63	13.66	3.88	4.87	20.01	0.27	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	9.81	11.22	4.52	5.26	19.94	0.30	5
Russell 1000 Growth Index	9.60	13.80	6.38	6.26	18.83	0.40	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	0.63	8.09	0.08	4.60	25.75	0.12	5
MSCI AC World Commodity Producers Index	-9.25	2.48	-3.80	7.75	26.48	-0.01	5
FTSE EPRA/NAREIT Developed RE Index	19.83	15.99	3.11	6.84	N/A	N/A	N/A
Inception Date: May 20, 2005

31	Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

32	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

33	Benchmark inception performance is from the exact inception date.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	403

	Periods Ended February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
International Value Portfolio[34]	2.35	2.02	-5.65	2.11	26.89	-0.09	5
MSCI AC World Index ex U.S.	6.66	6.65	-0.87	5.93	23.71	0.07	5
MSCI EAFE Net Index	9.84	6.85	-1.26	4.58	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio[35]	3.19	1.58	-6.06	1.28	23.49	-0.16	5
MSCI AC World Index ex U.S.	6.66	6.65	-0.87	5.93	23.71	0.07	N/A
MSCI AC World Index ex U.S. Growth	7.44	7.57	-0.89	6.22	N/A	N/A	N/A
MSCI EAFE Net Index	9.84	6.85	-1.26	4.58	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	18.07	14.10	8.56	8.15	26.15	0.43	5
Russell 2500 Value Index	18.92	15.19	7.82	6.66	23.38	0.42	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	9.74	22.59	12.35	11.91	24.13	0.59	5
Russell 2500 Growth Index	10.84	16.27	7.84	8.08	23.85	0.42	5
Inception Date: May 20, 2005

Volatility Management Portfolio[35]	4.70	N/A	N/A	6.39	9.90	0.85	5
MSCI AC World Index	9.29	N/A	N/A	6.72	21.18	0.15	5
Inception Date: April 16, 2010

34	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

35	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

404	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	405

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

406	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	407

NOTES

408	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0813

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB U.S. Value Portfolio	2012	$26,000	$42	$13,622
	2013	$26,000	$143	$13,622
AB U.S. Large Cap Growth Portfolio	2012	$26,000	$42	$13,622
	2013	$26,000	$143	$13,622
AB Multi-Asset Real Return	2012	$30,500	$42	$30,233
	2013	$30,500	$143	$36,651
AB International Value Portfolio	2012	$27,500	$42	$54,015
	2013	$27,500	$143	$20,784
AB International Growth Portfolio	2012	$27,500	$42	$28,370
	2013	$27,500	$143	$37,694
AB Short Duration Bond Portfolio	2012	$32,500	$42	$11,879
	2013	$32,500	$143	$11,475
AB Global Core Bond Portfolio	2012	$32,500	$42	$11,879
	2013	$32,500	$143	$11,475
AB Bond Inflation Protected Portfolio	2012	$36,500	$42	$11,737
	2013	$36,500	$143	$11,737
AB High Yield Portfolio	2012	$40,000	$42	$22,225
	2013	$40,000	$143	$19,731
AB Small Mid-Cap Value Portfolio	2012	$26,000	$42	$18,791
	2013	$26,000	$143	$15,459
AB Small Mid-Cap Growth Portfolio	2012	$26,000	$42	$14,026
	2013	$26,000	$143	$15,459
AB Volatility Management	2012	$38,000	$42	$19,638
	2013	$38,000	$143	$16,306

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB U.S. Value Portfolio	2012	$717,745	$13,664
			$(42)
			$(13,622)
	2013	$216,436	$13,765
			$(143)
			$(13,622)
AB U.S. Large Cap Growth Portfolio	2012	$717,745	$13,664
			$(42)
			$(13,622)
	2013	$216,436	$13,765
			$(143)
			$(13,622)
AB Multi-Asset Real Return	2012	$734,356	$30,275
			$(42)
			$(30,233)
	2013	$239,465	$36,794
			$(143)
			$(36,651)
AB International Value Portfolio	2012	$758,138	$54,057
			$(42)
			$(54,015)
	2013	$223,598	$20,927
			$(143)
			$(20,784)
AB International Growth Portfolio	2012	$732,493	$28,412
			$(42)
			$(28,370)
	2013	$240,509	$37,837
			$(143)
			$(37,694)
AB Short Duration Bond Portfolio	2012	$716,002	$11,921
			$(42)
			$(11,879)
	2013	$214,289	$11,618
			$(143)
			$(11,475)
AB Global Core Bond Portfolio	2012	$716,002	$11,921
			$(42)
			$11,879
	2013	$214,289	$11,618

			$(143)
			$(11,475)
AB Bond Inflation Protected Portfolio	2012	$715,860	$11,779
			$(42)
			$(11,737)
	2013	$214,551	$11,880
			$(143)
			$(11,737)
AB High Yield Portfolio	2012	$726,348	$22,267
			$(42)
			$(22,225)
	2013	$222,545	$19,874
			$(143)
			$(19,731)
AB Small Mid-Cap Value Portfolio	2012	$722,914	$18,833
			$(42)
			$(18,791)
	2013	$218,273	$15,602
			$(143)
			$(15,459)
AB Small Mid-Cap Growth Portfolio	2012	$718,149	$14,068
			$(42)
			$(14,026)
	2013	$218,273	$15,602
			$(143)
			$(15,459)
AB Volatility Management	2012	$723,761	$19,680
			$(42)
			$(19,638)
	2013	$219,121	$16,449
			$(143)
			$(16,306)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s./ Robert M. Keith
Robert M. Keith
President

Date:	October 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 22, 2013